UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:    BlackRock Funds II

BlackRock Dynamic High Income Portfolio

BlackRock Multi-Asset Income Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II,

                55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2020

Date of reporting period: 07/31/2020

Item 1 – Report to Stockholders

JULY 31, 2020

2020 Annual Report

BlackRock Funds II

•	BlackRock Dynamic High Income Portfolio

•	BlackRock Multi-Asset Income Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	2.42%	11.96%

U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)

International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)

Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2020	BlackRock Dynamic High Income Portfolio

Investment Objective

BlackRock Dynamic High Income Portfolio’s (the “Fund”) investment objective is to seek high current income with consideration for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2020, the Fund underperformed its custom benchmark, a blend of 70% MSCI World Index/30% Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The Fund seeks to earn a high level of current income by tactically managing a diversified portfolio of non-traditional sources of yield. The Fund’s performance is reviewed on an absolute basis due to the nature of its strategy. The Fund has flexibility to invest across all asset classes and is managed within a risk-controlled framework, seeking to maintain competitive yield with a risk profile in line with or below that of the custom benchmark.

Equity covered call positions, while generating a significant portion of the Fund’s income, were the largest detractor from overall performance due to weakness in underlying stock selection. The Fund’s holdings in master limited partnerships (“MLPs”) also hurt returns as the asset class suffered from the large supply and demand imbalance for oil and natural gas. In addition, the Fund’s allocation to international developed equities detracted given that the foreign markets generally lagged domestic stocks.

The Fund’s efforts to manage interest rate risk through the use of derivatives was the largest contributor to returns. An allocation to high yield bonds aided performance as low global bond yields and the sharp sell-off caused by COVID-19 led to a strong recovery in investor demand. An allocation to U.S. equities also helped results.

The Fund utilized derivatives during the period as part of its investment strategy. In particular, U.S. Treasury futures were used to keep the portfolio’s duration at the investment adviser’s desired level. The Fund also held equity and currency futures to adjust the portfolio’s risk profile. Additionally, equity covered calls were used to provide an alternative source of income. Although the covered calls detracted from returns, the effect of holding equity, Treasury and currency futures was overall positive to Fund performance.

The Fund’s cash weighting was modestly elevated at the end of the period, as the investment adviser was judicious about the Fund’s overall level of risk amid a backdrop of elevated uncertainty. The cash position did not have any material impact on performance.

Describe recent portfolio activity.

The investment adviser made a number of changes throughout the period. The investment adviser sought to capitalize on the stock-market rally of 2019 by reducing risk late in the year once valuations became less attractive, and it did so again in the heart of the COVID-19 sell-off to help protect capital. The investment adviser incrementally added back risk as the markets recovered in response to the reopening of economies. At the close of the period, the Fund had higher allocations to developed international and emerging market equities, investment grade bonds and high yield bonds than it did a year earlier. Conversely, the Fund’s weightings in U.S. equities, structured credit and equity covered calls were lower. The Fund also held lower interest rate exposure at the end of the period since the substantial rally in bonds indicated a reduced opportunity set in this area. In addition, the Fund transitioned its MLP positions to a broader global infrastructure equities strategy.

Describe Fund positioning at period end.

The Fund was allocated across a number of diverse asset classes, including investment-grade corporate bonds, senior loans, mortgage-backed securities, high yield bonds, global equities, preferred stocks, equity covered calls and cash. The Fund’s duration (a measure of interest rate sensitivity) was approximately 2.7 years at the end of July.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020 (continued)	BlackRock Dynamic High Income Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(c)

The Fund may invest up to 100% of its assets in equity securities and up to 100% of its assets in fixed-income securities. The Fund may also gain exposure to such equity securities and fixed-income securities by investing in BlackRock equity and/or fixed-income mutual funds and affiliated and unaffiliated exchange-traded funds (“ETFs”). The Fund may also invest up to 50% of its assets in structured notes that provide exposure to covered call options or other types of financial instruments.

(d)	The Fund compares its performance to that of a customized weighted index comprised of the returns of the MSCI World Index (70%) and Bloomberg Barclays U.S. Aggregate Bond Index (30%).
(e)

A broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

(f)

A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes U.S. Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

FUND SUMMARY	5

Fund Summary as of July 31, 2020 (continued)	BlackRock Dynamic High Income Portfolio

Performance Summary for the Period Ended July 31, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		Since Inception (c)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.28%	5.01%	(5.28)%	(0.93)%	N/A	4.57%	N/A	4.62%	N/A
Investor A	4.77	4.52	(5.40)	(1.28)	(6.46)%	4.30	3.18%	4.36	3.38%
Investor C	4.29	4.02	(5.76)	(1.91)	(2.84)	3.53	3.53	3.57	3.57
Class K	5.31	5.00	(5.15)	(0.87)	N/A	4.63	N/A	4.68	N/A
70% MSCI World Index/30% Bloomberg Barclays U.S. Aggregate Bond Index	—	—	1.64	8.62	N/A	6.85	N/A	6.71	N/A
MSCI World Index	—	—	(0.66)	7.23	N/A	7.52	N/A	7.50	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	5.69	10.12	N/A	4.47	N/A	4.14	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund may invest up to 100% of its assets in equity securities and up to 100% of its assets in fixed-income securities. The Fund may also gain exposure to such equity securities and fixed- income securities by investing in BlackRock equity and/or fixed-income mutual funds and affiliated and unaffiliated ETFs. The Fund may also invest up to 50% of its assets in structured notes that provide exposure to covered call options or other types of financial instruments.

(c)	The Fund commenced operations on November 3, 2014.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	BlackRock Multi-Asset Income Portfolio

Investment Objective

BlackRock Multi-Asset Income Portfolio’s (the “Fund”) investment objective is to seek to maximize current income with consideration for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2020, the Fund underperformed its benchmark, a blend of 50% MSCI World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The following discussion relates to absolute performance due to the nature of the Fund’s strategy. The Fund employs an unconstrained strategy (i.e., one with the flexibility to invest across all asset classes) that is managed within a risk-controlled framework and seeks to maintain a competitive yield with a risk profile less than or equal to the 50/50 custom benchmark. The Fund may use derivatives to manage the portfolio’s positioning and to provide an element of protection during periods of market distress.

The Fund’s allocation to master limited partnerships (“MLPs”) was the largest detractor from returns, as the asset class suffered from a large supply and demand imbalance for oil and natural gas. Equity covered call positions, while generating a significant portion of the Fund’s income, detracted from performance due to weakness in underlying stock selection. The Fund’s efforts to manage currency risk were also a modest detractor.

The Fund’s efforts to manage interest rate risk through the use of derivatives was the largest contributor to returns. An allocation to high yield bonds aided performance as low global bond yields and the sharp sell-off caused by COVID-19 led to a strong recovery in investor demand. An allocation to U.S. equities also helped results.

The Fund utilized derivatives during the period as part of its investment strategy. In particular, U.S. Treasury futures were used to keep the portfolio’s duration at the investment adviser’s desired level. The Fund also held equity and currency futures to adjust the portfolio’s risk profile. Additionally, equity covered calls were used to provide an alternative source of income. Although the covered calls and efforts to manage currency risk detracted from returns, the effect of holding equity and Treasury futures was overall positive to Fund performance.

The Fund’s cash weighting was modestly elevated at the end of the period, as the investment adviser was judicious about the Fund’s overall level of risk amid a backdrop of elevated uncertainty. The cash position did not have any material impact on performance.

Describe recent portfolio activity.

The investment adviser made a number of changes throughout the period. The investment adviser sought to capitalize on the stock-market rally of 2019 by reducing risk late in the year once valuations became less attractive, and it did so again in the heart of the COVID-19 sell-off to help protect capital. The investment adviser incrementally added back risk as the markets recovered in response to the reopening of economies. At the close of the period, the Fund had higher allocations to equities, investment grade bonds and agency mortgages than it did a year earlier. Conversely, the Fund’s weightings in preferred stocks, high yield bonds and equity covered calls were lower. The Fund also held lower interest rate exposure at the end of the period, since the substantial rally in bonds indicated a reduced opportunity set in this area. In addition, the Fund transitioned its MLP positions to a broader global infrastructure equities strategy.

Describe Fund positioning at period end.

The Fund was allocated across a number of diverse asset classes, including investment-grade corporate bonds, senior loans, mortgage-backed securities, high yield bonds, global equities, preferred stocks, equity covered calls and cash. The Fund’s duration was approximately 2.4 years at the end of July. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of July 31, 2020 (continued)	BlackRock Multi-Asset Income Portfolio

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund may invest up to 60% of its assets in equity securities and up to 100% of its assets in fixed-income securities. In addition, the Fund may invest in structured notes that provide exposure to covered call options or other types of financial instruments. The Fund’s total returns prior to November 28, 2011 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Income Portfolio”.

(c)	The Fund compares its performance to that of a customized weighted index comprised of the returns of the MSCI World Index (50%) and Bloomberg Barclays U.S. Aggregate Bond Index (50%).
(d)

A broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

(e)

A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes U.S. Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Performance Summary for the Period Ended July 31, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.24%	4.11%	(0.98)%	2.66%	N/A	4.32%	N/A	6.39%	N/A
Investor A	3.78	3.68	(1.10)	2.41	(2.97)%	4.06	2.95%	6.13	5.56%
Investor C	3.26	3.13	(1.56)	1.64	0.66	3.27	3.27	5.33	5.33
Class K	4.29	4.18	(1.05)	2.71	N/A	4.34	N/A	6.40	N/A
50% MSCI World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index	—	—	2.99	9.29	N/A	6.28	N/A	6.98	N/A
MSCI World Index	—	—	(0.66)	7.23	N/A	7.52	N/A	9.61	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	5.69	10.12	N/A	4.47	N/A	3.87	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund may invest up to 60% of its assets in equity securities and up to 100% of its assets in fixed-income securities. In addition, the Fund may invest in structured notes that provide exposure to covered call options or other types of financial instruments. The Fund’s total returns prior to November 28, 2011 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Income Portfolio”.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Portfolio Information  July 31, 2020

BlackRock Dynamic High Income Portfolio

TEN LARGEST HOLDINGS

Security	Percent of TotaI Investments	(a)
BlackRock Allocation Target Shares, Series A	3%
iShares iBoxx $ Investment Grade Corporate Bond ETF	2
iShares Core S&P 500 ETF	2
iShares iBoxx $ High Yield Corporate Bond ETF	2
BlackRock Floating Rate Income Portfolio, Class K Shares	1
Apple, Inc.	1
Amazon.com, Inc.	1
Johnson & Johnson	1
Cisco Systems, Inc.	—	(b)
Wells Fargo & Co.	—	(b)

(a)	Excludes short-term securities.
(b)	Represents less than 1% of the Fund’s total investments.

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	31%
Common Stocks	18
Equity-Linked Notes	17
Investment Companies	10
Floating Rate Loan Interests	7
Asset-Backed Securities	6
Preferred Securities	4
Non-Agency Mortgage-Backed Securities	3
Foreign Government Obligations	3
Foreign Agency Obligations	1
U.S. Government Sponsored Agency Securities	—	(b)
Rights	—	(b)

(a)	Excludes short-term securities.
(b)	Represents less than 1% of the Fund’s total investments.

BlackRock Multi-Asset Income Portfolio

TEN LARGEST HOLDINGS

Security	Percent of TotaI Investments	(a)
iShares iBoxx $ High Yield Corporate Bond ETF	2%
iShares MBS ETF	1
iShares Short-Term Corporate Bond ETF	1
Apple, Inc.	—	(b)
Amazon.com, Inc.	—	(b)
Cisco Systems, Inc.	—	(b)
Home Depot, Inc. (The)	—	(b)
Kroger Co (The)	—	(b)
Target Corp.	—	(b)
Costco Wholesale Corp.	—	(b)

(a)	Excludes short-term securities, options purchased and options written.
(b)	Represents less than 1% of the Fund’s total investments.

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
Corporate Bonds	36%
Common Stocks	19
Asset-Backed Securities	12
Equity-Linked Notes	10
Non-Agency Mortgage-Backed Securities	7
Floating Rate Loan Interests	7
Preferred Securities	3
Investment Companies	3
Foreign Government Obligations	2
U.S. Government Sponsored Agency Securities	1
Foreign Agency Obligations	—	(b)
U.S. Treasury Obligations	—	(b)
Rights	—	(b)
Warrants	—	(b)

(a)	Excludes short-term securities, options purchased and options written.
(b)	Represents less than 1% of the Fund’s total investments.

PORTFOLIO INFORMATION	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 for BlackRock Dynamic High Income Portfolio and the Class K Shares inception date of February 3, 2017 for the BlackRock Multi-Asset Income Portfolio is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on February 1, 2020 and held through July 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (b)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
BlackRock Dynamic High Income Portfolio
Institutional	$1,000.00	$947.20	$3.15	$1,000.00	$1,021.63	$3.27	0.65%
Investor A	1,000.00	946.00	4.35	1,000.00	1,020.39	4.52	0.90
Investor C	1,000.00	942.40	7.97	1,000.00	1,016.66	8.27	1.65
Class K	1,000.00	948.50	2.91	1,000.00	1,021.88	3.02	0.60
BlackRock Multi-Asset Income Portfolio
Institutional	$1,000.00	$990.20	$2.72	$1,000.00	$1,022.13	$2.77	0.55%
Investor A	1,000.00	989.00	3.96	1,000.00	1,020.89	4.02	0.80
Investor C	1,000.00	984.40	7.65	1,000.00	1,017.16	7.77	1.55
Class K	1,000.00	989.50	2.47	1,000.00	1,022.38	2.51	0.50

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	11

Schedule of Investments July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 5.8%
Ajax Mortgage Loan Trust(a)(b):
Series 2018-E, Class A, 4.38%, 06/25/58	USD	272	$276,673
Series 2018-F, Class A, 4.38%, 11/25/58(c)		277	278,776
Series 2018-G, Class A, 4.38%, 06/25/57(c)		357	346,254
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 2.42%, 10/21/28(b)(d)		500	480,611
ALM 2020 Ltd., Series 2020-1A, Class A2, (LIBOR USD 3 Month + 1.85%), 2.13%, 10/15/29(b)(d)		1,000	977,990
ALM VII R-2 Ltd., Series 2013-7R2A, Class BR2, (LIBOR USD 3 Month + 2.20%), 2.48%, 10/15/27(b)(d)		250	237,788
ALM XVI Ltd., Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 2.98%, 07/15/27(b)(d)		1,000	938,837
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, (LIBOR USD 3 Month + 2.60%), 2.85%, 01/28/31(b)(d)		250	223,639
Apidos CLO XXIV, Series 2016-24A, Class CR, (LIBOR USD 3 Month + 3.05%), 3.32%, 10/20/30(b)(d)		1,000	894,254
Apidos CLO XXXII, Series 2019-32A, Class C, (LIBOR USD 3 Month + 2.40%), 2.67%, 01/20/33(b)(d)		500	490,940
Ares LI CLO Ltd., Series 2019-51A, Class C, (LIBOR USD 3 Month + 2.70%), 2.98%, 04/15/31(b)(d)		500	493,950
Ares LIII CLO Ltd.(b)(d):
Series 2019-53A, Class C, (LIBOR USD 3 Month + 2.65%), 2.91%, 04/24/31		500	493,619
Series 2019-53A, Class D, (LIBOR USD 3 Month + 3.75%), 4.01%, 04/24/31		500	482,759
Ares XL CLO Ltd., Series 2016-40A, Class CR, (LIBOR USD 3 Month + 3.40%), 3.67%, 01/15/29(b)(d)		500	472,443
Ares XLVI CLO Ltd., Series 2017-46A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 01/15/30(b)(d)		750	439,288
Ares XLVII CLO Ltd.(b)(d):
Series 2018-47A, Class D, (LIBOR USD 3 Month + 2.70%), 2.98%, 04/15/30		1,500	1,348,064
Series 2018-47A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 04/15/30		500	246,837
Ares XLVIII CLO Ltd., Series 2018-48A, Class D, (LIBOR USD 3 Month + 2.70%), 2.97%, 07/20/30(b)(d)		500	447,766
Ares XXXIR CLO Ltd., Series 2014-31RA, Class B, (LIBOR USD 3 Month + 1.60%), 1.96%, 05/24/30(b)(d)		1,000	957,551
Assurant CLO I Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.10%), 2.37%, 10/20/29(b)(d)		500	477,823
Atrium XIV LLC, Series 14A, Class C, (LIBOR USD 3 Month + 1.95%), 2.22%, 08/23/30(b)(d)		250	230,717
Atrium XV, Series 15A, Class D, (LIBOR USD 3 Month + 3.00%), 3.26%, 01/23/31(b)(d)		250	227,561
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE3, Class M2, (LIBOR USD 1 Month + 1.73%), 1.90%, 04/25/34(d)		95	94,570
Canyon Capital CLO Ltd., Series 2014-1A, Class BR, (LIBOR USD 3 Month + 1.80%), 2.07%, 01/30/31(b)(d)		500	478,182
Canyon CLO Ltd., Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.70%), 1.98%, 07/15/31(b)(d)		500	480,618

Security		Par (000)	Value

Asset-Backed Securities (continued)
Carlyle Global Market Strategies CLO Ltd., Series 2015-4A, Class SBB1, (LIBOR USD 3 Month + 8.50%), 8.77%, 07/20/32(b)(d)	USD	209	$181,381
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A3, (LIBOR USD 1 Month + 0.15%), 0.32%, 01/25/37(d)		132	106,617
CarVal CLO II Ltd., Series 2019-1A, Class C, (LIBOR USD 3 Month + 3.25%), 3.52%, 04/20/32(b)(d)		500	494,536
Catskill Park CLO Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.70%), 3.97%, 04/20/29(b)(d)		250	238,366
CBAM Ltd., Series 2017-2A, Class C1, (LIBOR USD 3 Month + 2.40%), 2.67%, 10/17/29(b)(d)		500	486,559
Cedar Funding IX CLO Ltd., Series 2018-9A, Class SUB, 0.00%, 04/20/31(a)(b)		1,000	502,058
CIFC Funding Ltd.(b)(d):
Series 2014-5A, Class DR2, (LIBOR USD 3 Month + 3.40%), 3.67%, 10/17/31		500	459,407
Series 2015-3A, Class CR, (LIBOR USD 3 Month + 1.65%), 1.92%, 04/19/29		250	240,759
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.95%), 2.22%, 10/21/31		1,000	982,584
Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.80%), 3.07%, 10/21/31		500	483,566
Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.50%), 3.77%, 04/23/29		500	467,460
Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.65%), 2.92%, 04/18/31		1,000	903,096
Series 2018-3A, Class D, (LIBOR USD 3 Month + 2.85%), 3.12%, 07/18/31		500	466,924
Conseco Finance Corp., Series 1998-8, Class A1, 6.28%, 09/01/30		248	256,485
Cumberland Park CLO Ltd., Series 2015-2A, Class CR, (LIBOR USD 3 Month + 1.80%), 2.07%, 07/20/28(b)(d)		420	400,306
CWHEQ Revolving Home Equity Loan Trust, Series 2006-G, Class 2A, (LIBOR USD 1 Month + 0.15%), 0.32%, 10/15/36(d)		110	102,961
Deer Creek CLO Ltd., Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.65%), 1.92%, 10/20/30(b)(d)		500	482,326
Dryden 36 Senior Loan Fund, Series 2014-36A, Class DR2, (LIBOR USD 3 Month + 3.70%), 3.98%, 04/15/29(b)(d)		500	476,571
Dryden 50 Senior Loan Fund, Series 2017-50A, Class SUB, 0.00%, 07/15/30(a)(b)		1,000	484,332
Dryden 70 CLO Ltd., Series 2018-70A, Class D, (LIBOR USD 3 Month + 3.75%), 4.02%, 01/16/32(b)(d)		250	238,754
First Franklin Mortgage Loan Trust(d):
Series 2006-FF9, Class 2A4, (LIBOR USD 1 Month + 0.25%), 0.42%, 06/25/36		1,750	1,289,280
Series 2006-FF13, Class A1, (LIBOR USD 1 Month + 0.12%), 0.29%, 10/25/36		60	44,617
Flatiron CLO 19 Ltd.(b)(d):
Series 2019-1A, Class C, (LIBOR USD 3 Month + 2.70%), 3.09%, 11/16/32		500	485,342
Series 2019-1A, Class D, (LIBOR USD 3 Month + 3.90%), 4.29%, 11/16/32		1,000	983,485
Galaxy XXIV CLO Ltd., Series 2017-24A, Class C, (LIBOR USD 3 Month + 1.70%), 1.98%, 01/15/31(b)(d)		250	233,999
Greenwood Park CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.50%), 2.77%, 04/15/31(b)(d)		650	583,706

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Greywolf CLO V Ltd., Series 2015-1A, Class BR, (LIBOR USD 3 Month + 2.00%), 2.24%, 01/27/31(b)(d)	USD	500	$474,982
GSAA Home Equity Trust(d):
Series 2005-14, Class 1A2, (LIBOR USD 1 Month + 0.35%), 0.52%, 12/25/35		30	11,809
Series 2006-5, Class 1A1, (LIBOR USD 1 Month + 0.18%), 0.35%, 03/25/36		69	30,162
GSAMP Trust, Series 2006-FM3, Class A1, (LIBOR USD 1 Month + 0.14%), 0.31%, 11/25/36(d)		131	75,278
Invitation Homes Trust(b)(d):
Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 1.18%, 07/17/37		648	643,304
Series 2018-SFR3, Class E, (LIBOR USD 1 Month + 2.00%), 2.18%, 07/17/37		700	678,360
Series 2018-SFR4, Class A, (LIBOR USD 1 Month + 1.10%), 1.28%, 01/17/38		265	264,670
Jay Park CLO Ltd., Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.65%), 2.92%, 10/20/27(b)(d)		250	231,880
Kayne CLO II Ltd., Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.90%), 2.18%, 10/15/31(b)(d)		525	524,385
Kayne CLO III Ltd.(b)(d):
Series 2019-3A, Class A, (LIBOR USD 3 Month + 1.48%), 1.76%, 04/15/32		2,500	2,477,082
Series 2019-3A, Class B1, (LIBOR USD 3 Month + 2.05%), 2.32%, 04/15/32		1,000	985,915
Long Beach Mortgage Loan Trust, Series 2006-4, Class 1A, (LIBOR USD 1 Month + 0.15%), 0.32%, 05/25/36(d)		466	314,961
Madison Park Funding XIII Ltd., Series 2014-13A, Class CR2, (LIBOR USD 3 Month + 1.90%), 2.17%, 04/19/30(b)(d)		500	471,291
Madison Park Funding XXVII Ltd., Series 2018-27A, Class C, (LIBOR USD 3 Month + 2.60%), 2.87%, 04/20/30(b)(d)		500	441,657
Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, (LIBOR USD 3 Month + 3.00%), 3.26%, 01/23/31(b)(d)		500	457,753
Mariner CLO 7 Ltd., Series 2019-1A, Class B, (LIBOR USD 3 Month + 2.00%), 2.27%, 04/30/32(b)(d)		500	490,705
Mastr Asset-Backed Securities Trust, Series 2007-HE1, Class A4, (LIBOR USD 1 Month + 0.28%), 0.45%, 05/25/37(d)		650	517,195
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR2, (LIBOR USD 3 Month + 3.00%), 3.27%, 10/21/30(b)(d)		250	224,493
Neuberger Berman CLO XXI Ltd., Series 2016-21A, Class CR, (LIBOR USD 3 Month + 1.60%), 1.87%, 04/20/27(b)(d)		1,490	1,405,963
Neuberger Berman Loan Advisers CLO Ltd.(b)(d):
Series 2017-25A, Class D, (LIBOR USD 3 Month + 3.25%), 3.52%, 10/18/29		500	468,061
Series 2017-26A, Class C, (LIBOR USD 3 Month + 1.75%), 2.02%, 10/18/30		500	470,327
Series 2020-37A, Class B, (LIBOR USD 3 Month + 2.20%), 2.37%, 07/20/31(c)		1,000	997,900
Oakwood Mortgage Investors, Inc., Series 1998-D, Class M1, 7.42%, 01/15/29(b)		311	319,319
OCP CLO Ltd.(b)(d):
Series 2014-6A, Class BR, (LIBOR USD 3 Month + 2.15%), 2.42%, 10/17/30		2,000	1,929,229
Series 2015-10A, Class BR, (LIBOR USD 3 Month + 1.85%), 2.09%, 10/26/27		500	479,891

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.95%), 2.33%, 11/20/30	USD	500	$476,050
Octagon Investment Partners 26 Ltd., Series 2016-1, Class AR, (LIBOR USD 3 Month + 2.85%), 3.13%, 04/20/31(d)		500	433,503
Octagon Investment Partners 27 Ltd., Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.10%), 2.37%, 07/15/30(b)(d)		815	772,848
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.75%), 3.02%, 01/20/31(b)(d)		500	450,184
Octagon Investment Partners 35 Ltd., Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.60%), 2.87%, 01/20/31(b)(d)		400	341,200
Octagon Investment Partners 42 Ltd., Series 2019-3A, Class B1, (LIBOR USD 3 Month + 1.95%), 2.23%, 04/15/31(b)(d)		500	491,898
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 1.85%), 2.12%, 07/17/30(b)(d)		250	231,223
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class DR2, (LIBOR USD 3 Month + 2.50%), 2.74%, 01/25/31(b)(d)		500	438,119
OHA Credit Funding 2 Ltd., Series 2019-2A, Class D, (LIBOR USD 3 Month + 4.00%), 4.27%, 04/21/31(b)(d)		1,000	975,137
OHA Credit Partners XII Ltd., Series 2015-12A, Class DR, (LIBOR USD 3 Month + 2.90%), 3.16%, 07/23/30(b)(d)		650	589,061
Palmer Square CLO Ltd.(b)(d):
Series 2013-2A, Class BRR, (LIBOR USD 3 Month + 2.20%), 2.47%, 10/17/31		300	291,981
Series 2013-2A, Class CRR, (LIBOR USD 3 Month + 3.20%), 3.47%, 10/17/31		500	465,121
Series 2015-1A, Class BR2, (LIBOR USD 3 Month + 2.25%), 2.62%, 05/21/29		500	485,477
Series 2015-1A, Class CR2, (LIBOR USD 3 Month + 3.15%), 3.52%, 05/21/29		500	478,147
Series 2015-2A, Class BR2, (LIBOR USD 3 Month + 1.95%), 2.22%, 07/20/30		750	715,720
Series 2019-1A, Class B, (LIBOR USD 3 Month + 2.65%), 3.07%, 11/14/32		500	494,489
Series 2020-1A, Class A2, (LIBOR USD 3 Month + 2.64%), 2.94%, 04/20/29(c)		500	500,500
Series 2020-1A, Class C, (LIBOR USD 3 Month + 3.00%), 3.30%, 04/20/29		1,000	959,964
Progress Residential Trust(b):
Series 2017-SFR2, Class F, 4.84%, 12/17/34		1,500	1,486,889
Series 2018-SFR2, Class F, 4.95%, 08/17/35		500	502,621
Series 2018-SFR3, Class F, 5.37%, 10/17/35		746	766,025
Series 2019-SFR2, Class F, 4.84%, 05/17/36		100	96,647
Recette CLO Ltd., Series 2015-1A, Class CR, (LIBOR USD 3 Month + 1.70%), 1.97%, 10/20/27(b)(d)		300	288,713
Regatta Funding LP(b)(d):
Series 2013-2A, Class A2R2, (LIBOR USD 3 Month + 1.85%), 2.13%, 01/15/29		500	489,123
Series 2013-2A, Class BR2, (LIBOR USD 3 Month + 2.70%), 2.98%, 01/15/29		500	480,800
Series 2013-2A, Class CR2, (LIBOR USD 3 Month + 3.70%), 3.98%, 01/15/29		500	464,595

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Regatta VI Funding Ltd., Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.05%), 2.32%, 07/20/28(b)(d)	USD	250	$239,642
Regatta X Funding Ltd., Series 2017-3A, Class C, (LIBOR USD 3 Month + 1.80%), 2.07%, 01/17/31(b)(d)		1,000	944,193
Regatta XIII Funding Ltd., Series 2018-2A, Class B, (LIBOR USD 3 Month + 2.10%), 2.37%, 07/15/31(b)(d)		500	480,350
Regatta XV Funding Ltd.(b)(d):
Series 2018-4A, Class A2, (LIBOR USD 3 Month + 1.85%), 2.09%, 10/25/31		285	275,751
Series 2018-4A, Class C, (LIBOR USD 3 Month + 3.30%), 3.54%, 10/25/31		250	233,365
Regatta XVI Funding Ltd.(b)(d):
Series 2019-2A, Class C, (LIBOR USD 3 Month + 2.70%), 2.98%, 01/15/33		1,270	1,231,039
Series 2019-2A, Class D, (LIBOR USD 3 Month + 3.90%), 4.17%, 01/15/33		500	477,418
Rockford Tower CLO Ltd.(b)(d):
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.20%), 2.47%, 10/20/31		300	292,649
Series 2019-1A, Class C, (LIBOR USD 3 Month + 2.75%), 3.02%, 04/20/32		500	490,180
Series 2019-1A, Class D, (LIBOR USD 3 Month + 3.85%), 4.12%, 04/20/32		500	483,249
RR 5 Ltd., Series 2018-5A, Class C, (LIBOR USD 3 Month + 3.10%), 3.38%, 10/15/31(b)(d)		550	501,812
Silver Creek CLO Ltd., Series 2014-1A, Class DR, (LIBOR USD 3 Month + 3.35%), 3.62%, 07/20/30(b)(d)		500	470,733
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.60%), 2.88%, 01/15/30(b)(d)		650	579,710
Symphony CLO XIX Ltd., Series 2018-19A, Class C, (LIBOR USD 3 Month + 1.75%), 2.02%, 04/16/31(b)(d)		500	469,286
TCW CLO Ltd., Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.91%), 3.16%, 04/25/31(b)(d)		500	453,677
TICP CLO V Ltd., Series 2016-5A, Class DR, (LIBOR USD 3 Month + 3.15%), 3.42%, 07/17/31(b)(d)		500	472,639
TICP CLO VII Ltd., Series 2017-7A, Class CR, (LIBOR USD 3 Month + 2.15%), 2.43%, 04/15/33(b)(d)		500	476,424
TICP CLO VIII Ltd., Series 2017-8A, Class C, (LIBOR USD 3 Month + 3.10%), 3.37%, 10/20/30(b)(d)		500	465,788
TICP CLO XI Ltd.(b)(d):
Series 2018-11A, Class C, (LIBOR USD 3 Month + 2.15%), 2.42%, 10/20/31		300	288,654
Series 2018-11A, Class D, (LIBOR USD 3 Month + 3.05%), 3.32%, 10/20/31		300	282,145
TICP CLO XIII Ltd., Series 2019-13A, Class D, (LIBOR USD 3 Month + 3.45%), 3.72%, 07/15/32(b)(d)		500	481,563
TICP CLO XIV Ltd., Series 2019-14A, Class B, (LIBOR USD 3 Month + 2.70%), 2.97%, 10/20/32(b)(d)		500	496,481
Treman Park CLO Ltd., Series 2015-1A, Class DRR, (LIBOR USD 3 Month + 2.65%), 2.92%, 10/20/28(b)(d)		300	277,187
Upland CLO Ltd.(b)(d):
Series 2016-1A, Class A2R, (LIBOR USD 3 Month + 1.65%), 1.92%, 04/20/31		1,000	965,407

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.90%), 3.17%, 04/20/31	USD	500	$450,197
Voya CLO Ltd., Series 2015-3A, Class A3R, (LIBOR USD 3 Month + 1.70%), 1.97%, 10/20/31(b)(d)		500	482,471
York CLO 1 Ltd.(b)(d):
Series 2014-1A, Class CRR, (LIBOR USD 3 Month + 2.10%), 2.36%, 10/22/29		500	475,107
Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 3.01%), 3.27%, 10/22/29		270	257,738
York CLO-3 Ltd., Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 3.87%, 10/20/29(b)(d)		500	475,508

Total Asset-Backed Securities — 5.8% (Cost: $71,644,422)			68,115,957

		Shares

Common Stocks — 16.0%

Airlines — 0.1%
Copa Holdings SA, Class A		15,587	645,925

Automobiles — 0.3%
Astra International Tbk. PT		3,906,200	1,376,012
Geely Automobile Holdings Ltd.		448,000	939,807
Maruti Suzuki India Ltd.		17,492	1,461,983

			3,777,802

Banks — 0.8%
Bank Mandiri Persero Tbk. PT		4,621,600	1,836,855
Bank of the Philippine Islands		863,890	1,199,677
China Construction Bank Corp., Class H		2,093,000	1,526,071
Commercial International Bank Egypt SAE		147,027	578,673
Erste Group Bank AG(e)		28,854	645,846
Grupo Financiero Banorte SAB de CV, Class O		227,226	813,848
Industrial & Commercial Bank of China Ltd., Class H		1,950,000	1,142,586
Sberbank of Russia PJSC, ADR		132,053	1,566,981

			9,310,537

Biotechnology — 0.1%
Walvax Biotechnology Co. Ltd., Class A		110,000	1,272,513

Building Products — 0.1%
Beijing New Building Materials plc, Class A		278,553	1,227,943

Commercial Services & Supplies — 0.1%
S-1 Corp.		14,335	1,088,953

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd., Class H		203,000	1,535,116

Consumer Finance — 0.1%
Shriram Transport Finance Co. Ltd.		73,106	673,238

Diversified Telecommunication Services — 0.2%
Cellnex Telecom SA(b)		12,571	791,148
Hellenic Telecommunications Organization SA		84,654	1,245,559
Infrastrutture Wireless Italiane SpA(b)		24,274	244,942

			2,281,649

Electric Utilities — 0.9%
American Electric Power Co., Inc.		15,839	1,376,092
AusNet Services		411,333	525,565
Duke Energy Corp.		13,253	1,123,059
Edison International		3,489	194,233
Emera, Inc.		5,684	236,577
Evergy, Inc.		8,295	537,765
Eversource Energy		11,197	1,008,514

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
FirstEnergy Corp.	24,049	$697,421
HK Electric Investments & HK Electric Investments Ltd.(f)	234,500	242,682
NextEra Energy, Inc.	10,163	2,852,754
PG&E Corp.(e)	12,634	118,128
Xcel Energy, Inc.	19,948	1,377,210

		10,290,000

Electronic Equipment, Instruments & Components — 0.2%
Hon Hai Precision Industry Co. Ltd.	531,000	1,419,166
Samsung SDI Co. Ltd.	3,554	1,189,814
Unimicron Technology Corp.	104,000	228,473

		2,837,453

Equity Real Estate Investment Trusts (REITs) — 5.6%
Alexandria Real Estate Equities, Inc.	20,310	3,606,040
Allied Properties REIT	43,230	1,294,528
American Tower Corp.	4,413	1,153,514
Assura plc	2,994,167	3,087,123
AvalonBay Communities, Inc.	14,280	2,186,554
Boston Properties, Inc.	19,982	1,780,196
Comforia Residential REIT, Inc.	226	707,870
Community Healthcare Trust, Inc.	11,040	504,859
Cousins Properties, Inc.	83,791	2,574,060
Cromwell European REIT	2,910,916	1,482,220
Crown Castle International Corp.	23,271	3,879,276
CyrusOne, Inc.	25,781	2,150,651
Dexus	543,841	3,301,320
Digital Realty Trust, Inc.	2,208	354,472
EPR Properties	48,953	1,401,524
Equinix, Inc.	4,812	3,779,730
Goodman Group	246,839	3,001,217
Hudson Pacific Properties, Inc.	49,159	1,158,678
Kenedix Office Investment Corp.	551	2,998,370
Link REIT	146,400	1,135,929
LondonMetric Property plc	403,620	1,219,332
MCUBS MidCity Investment Corp.	2,158	1,406,137
Nippon Prologis REIT, Inc.	429	1,480,905
NorthWest Healthcare Properties REIT	74,679	627,227
Omega Healthcare Investors, Inc.	39,762	1,287,494
Prologis, Inc.	35,745	3,768,238
SBA Communications Corp.	4,341	1,352,395
Secure Income REIT plc	235,094	811,594
Segro plc	173,563	2,198,044
Spirit Realty Capital, Inc.	61,606	2,122,943
STAG Industrial, Inc.	36,705	1,196,583
Sun Communities, Inc.	17,693	2,652,711
Target Healthcare REIT plc	888,244	1,295,260
VEREIT, Inc.	175,276	1,141,047
VICI Properties, Inc.	90,255	1,959,436

		66,057,477

Food & Staples Retailing — 0.2%
Wal-Mart de Mexico SAB de CV	379,553	893,327
X5 Retail Group NV, GDR	24,459	917,945

		1,811,272

Food Products — 0.1%
China Mengniu Dairy Co. Ltd.(e)	247,000	1,159,040

Gas Utilities — 0.3%
Atmos Energy Corp.	5,804	615,166
ENN Energy Holdings Ltd.	120,300	1,458,247
Snam SpA	112,436	598,548
Tokyo Gas Co. Ltd.	27,000	573,267

		3,245,228

Security	Shares	Value

Health Care Equipment & Supplies — 0.1%
Lepu Medical Technology Beijing Co. Ltd., Class A	155,727	$956,465

Health Care Providers & Services — 0.0%
Mediclinic International plc	82,651	292,966

Hotels, Restaurants & Leisure — 0.2%
SJM Holdings Ltd.	1,077,000	1,215,245
Yum China Holdings, Inc.	18,242	934,720

		2,149,965

Household Durables — 0.1%
Haier Electronics Group Co. Ltd.	417,000	1,450,097

Independent Power and Renewable Electricity Producers — 0.1%
China Yangtze Power Co. Ltd., Class A	292,366	768,334

Insurance — 0.3%
BB Seguridade Participacoes SA	143,986	768,709
China Life Insurance Co. Ltd., Class H	521,000	1,195,129
Ping An Insurance Group Co. of China Ltd., Class H	140,000	1,477,172
Prudential plc	42,233	603,542

		4,044,552

Interactive Media & Services — 0.4%
Tencent Holdings Ltd.	73,000	5,007,670

IT Services — 0.1%
Infosys Ltd.	43,892	564,370
Infosys Ltd., ADR	81,510	1,047,403

		1,611,773

Machinery — 0.1%
Han’s Laser Technology Industry Group Co. Ltd., Class A	138,900	794,555

Media — 0.0%
Eutelsat Communications SA	3,449	34,879
SES SA, FDR	6,657	47,089

		81,968

Metals & Mining — 0.2%
Vale SA(e)	137,125	1,600,061
Vale SA, ADR	19,875	231,345

		1,831,406

Multi-Utilities — 0.7%
Ameren Corp.	13,633	1,093,912
CMS Energy Corp.	13,382	858,857
Dominion Energy, Inc.	24,805	2,009,949
National Grid plc	109,748	1,287,551
Public Service Enterprise Group, Inc.	15,760	881,614
Sempra Energy	12,603	1,568,569
WEC Energy Group, Inc.	4,172	397,425

		8,097,877

Oil, Gas & Consumable Fuels — 0.7%
Cheniere Energy, Inc.(e)	12,721	629,435
CNOOC Ltd.	315,000	332,483
CNOOC Ltd., ADR	9,142	965,852
Gibson Energy, Inc.	19,551	321,994
Kinder Morgan, Inc.	46,496	655,594
Pembina Pipeline Corp.	13,757	334,309
Petroleo Brasileiro SA(e)	292,317	1,272,588
Petroleo Brasileiro SA, ADR(e)	46,879	406,441
Petronet LNG Ltd.	419,998	1,389,977
Plains GP Holdings LP, Class A	42,088	334,179
Qatar Gas Transport Co. Ltd.	1,120,574	859,404

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
TC Energy Corp.	26,280	$1,197,800

		8,700,056

Real Estate Management & Development — 1.2%
Aroundtown SA	305,125	1,837,334
China Vanke Co. Ltd., Class H	330,700	1,042,506
CK Asset Holdings Ltd.	340,500	1,890,685
Entra ASA(b)	122,123	1,723,999
ESR Cayman Ltd.(b)(e)	767,000	1,891,438
Hang Lung Properties Ltd.	345,000	846,409
Hongkong Land Holdings Ltd.	291,700	1,111,143
Land & Houses PCL, NVDR	690,200	164,235
Vonovia SE	56,762	3,668,859

		14,176,608

Road & Rail — 0.2%
Canadian National Railway Co.	10,350	1,011,007
East Japan Railway Co.	10,200	587,976
Kansas City Southern	2,301	395,427
Union Pacific Corp.	2,702	468,392

		2,462,802

Semiconductors & Semiconductor Equipment — 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	296,000	4,307,867
Win Semiconductors Corp.	95,000	1,024,451
Xinyi Solar Holdings Ltd.	1,080,000	1,185,284

		6,517,602

Specialty Retail — 0.1%(b)
Topsports International Holdings Ltd.	856,000	1,030,849
Vivo Energy plc	259,400	249,912

		1,280,761

Technology Hardware, Storage & Peripherals — 0.1%
Wiwynn Corp.	39,000	1,045,626

Thrifts & Mortgage Finance — 0.1%
Housing Development Finance Corp. Ltd.	54,855	1,304,588

Trading Companies & Distributors — 0.0%
BOC Aviation Ltd.(b)	92,900	537,748

Transportation Infrastructure — 1.1%
Aena SME SA(b)	14,345	1,870,375
Atlantia SpA	70,674	1,132,279
Atlas Arteria Ltd.	261,337	1,221,445
Auckland International Airport Ltd.	213,190	908,795
Flughafen Zurich AG (Registered)(e)	6,397	811,004
Getlink SE(e)	42,808	644,066
Grupo Aeroportuario del Pacifico SAB de CV, Class B	127,614	859,954
Hamburger Hafen und Logistik AG	17,306	298,894
Jiangsu Expressway Co. Ltd., Class H	1,264,000	1,355,805
Macquarie Infrastructure Corp.	6,036	180,838
Sydney Airport(f)	297,622	1,114,695
Transurban Group(f)	297,179	2,939,548

		13,337,698

Water Utilities — 0.1%
American Water Works Co., Inc.	9,430	1,388,756

Wireless Telecommunication Services — 0.3%
Bharti Airtel Ltd.(e)	124,268	920,393
China Mobile Ltd.	209,500	1,430,076
Mobile TeleSystems PJSC	146,703	646,208

Security	Shares	Value

Wireless Telecommunication Services (continued)
Mobile TeleSystems PJSC, ADR	99,914	$885,238

		3,881,915

Total Common Stocks — 16.0% (Cost: $185,282,427)		188,935,934

	Par (000)

Corporate Bonds — 28.6%

Aerospace & Defense — 0.5%(b)
Bombardier, Inc.:
8.75%, 12/01/21	314	314,000
5.75%, 03/15/22	116	110,200
6.13%, 01/15/23	64	55,040
7.50%, 12/01/24	205	166,050
7.50%, 03/15/25	27	21,803
7.88%, 04/15/27	827	657,465
F-Brasile SpA, Series XR, 7.38%, 08/15/26	200	160,560
Kratos Defense & Security Solutions, Inc.,
6.50%, 11/30/25	284	299,620
SSL Robotics LLC, 9.75%, 12/31/23	108	119,912
TransDigm, Inc.:
8.00%, 12/15/25	765	830,025
6.25%, 03/15/26	3,085	3,254,675

		5,989,350

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.25%, 05/01/25(b)	67	72,444

Airlines — 0.1%(b)
American Airlines, Inc., 11.75%, 07/15/25	369	321,602
Avianca Holdings SA, 9.00%, 05/10/23(e)(g)	400	76,000
Delta Air Lines, Inc., 7.00%, 05/01/25	166	177,274
Latam Finance Ltd., 6.88%, 04/11/24(e)(g)	689	235,121
Mileage Plus Holdings LLC, 6.50%, 06/20/27	865	895,275

		1,705,272

Auto Components — 0.4%
Adient US LLC, 9.00%, 04/15/25(b)	101	112,236
Allison Transmission, Inc.(b):
5.00%, 10/01/24	36	36,693
5.88%, 06/01/29	84	92,801
Clarios Global LP(b):
6.75%, 05/15/25	322	346,247
6.25%, 05/15/26	895	957,757
8.50%, 05/15/27	1,115	1,171,865
Dealer Tire LLC, 8.00%, 02/01/28(b)	156	153,270
Goodyear Tire & Rubber Co. (The), 9.50%, 05/31/25	121	136,502
Icahn Enterprises LP:
4.75%, 09/15/24	30	30,600
6.25%, 05/15/26	588	621,381
5.25%, 05/15/27	531	546,930

		4,206,282

Automobiles — 0.1%
Ford Motor Co.:
8.50%, 04/21/23	392	435,120
4.75%, 01/15/43	41	37,515
5.29%, 12/08/46	100	95,030
General Motors Co., 6.13%, 10/01/25	77	90,003
Tesla, Inc., 5.30%, 08/15/25(b)	414	428,490
Winnebago Industries, Inc., 6.25%, 07/15/28(b)	90	95,175

		1,181,333

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks — 4.7%
Australia & New Zealand Banking Group Ltd., (USD Swap Rate 5 Year + 5.17%), 6.75%(b)(d)(h)	USD	2,545	$2,845,615
Banco Bilbao Vizcaya Argentaria SA, (USD Swap Semi 5 Year + 3.87%), 6.13%(d)(h)		1,400	1,260,000
Banco Mercantil del Norte SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 6.75%(b)(d)(h)		400	380,750
Bancolombia SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.94%), 4.62%, 12/18/29(d)		458	434,384
Banistmo SA, 3.65%, 09/19/22		400	402,500
Bank Leumi Le-Israel BM, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.63%), 3.27%, 01/29/31(b)(d)		340	335,750
Bank of East Asia Ltd. (The), (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.26%), 5.87%(d)(h)		575	562,063
Barclays plc(d)(h):
(USD Swap Semi 5 Year + 6.77%), 7.88%		3,079	3,157,330
(USD Swap Semi 5 Year + 4.84%), 7.75%		625	636,719
BBVA Bancomer SA, 6.75%, 09/30/22(b)		373	402,747
BNP Paribas SA, (USD Swap Semi 5 Year + 6.31%), 7.63%(b)(d)(h)		2,754	2,816,653
Burgan Bank SAK, (USD Swap Semi 5 Year + 4.01%), 5.75%(d)(h)		400	388,000
Chong Hing Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 5.70%(d)(h)		250	248,047
Citigroup, Inc., Series U, (SOFR + 3.81%), 5.00%(d)(h)		2,575	2,581,437
Credit Agricole SA(b)(d)(h):
(USD Swap Semi 5 Year + 4.90%), 7.88%		350	384,062
(USD Swap Semi 5 Year + 6.19%), 8.12%		3,325	3,873,625
Danske Bank A/S, (US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 4.13%), 7.00%(d)(h)		3,630	3,816,038
Emirates NBD Bank PJSC, (USD Swap Semi 6 Year + 3.66%), 6.13%(d)(h)		700	696,719
HSBC Holdings plc(d)(h):
(USD Swap Rate 5 Year + 5.51%), 6.87%		581	592,314
(USD Swap Rate 5 Year + 4.37%), 6.37%		500	501,560
(USD Swap Rate 5 Year + 3.75%), 6.00%		487	481,887
ING Groep NV, (USD Swap Rate 5 Year + 4.20%), 6.75%(d)(h)		925	962,294
Itau Unibanco Holding SA, 5.13%, 05/13/23(b)		412	435,819
JPMorgan Chase & Co., Series W, (LIBOR USD 3 Month + 1.00%), 1.39%, 05/15/47(d)		2,042	1,478,285
Lloyds Banking Group plc(d)(h):
(USD Swap Semi 5 Year + 4.50%), 7.50%		380	403,750
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.75%		485	500,762
Macquarie Bank Ltd., (USD Swap Semi 5 Year + 3.70%), 6.13%(b)(d)(h)		3,679	3,688,197
Macquarie Group Ltd., (USD Swap Semi 5 Year + 3.70%), 6.13%(d)(h)		200	200,500
Nanyang Commercial Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.21%), 5.00%(d)(h)		600	591,188
Natwest Group plc(d)(h):
(USD Swap Semi 5 Year + 7.60%), 8.62%		2,161	2,257,791
(USD Swap Semi 5 Year + 5.72%), 8.00%		1,500	1,691,250
Nordea Bank Abp, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%(b)(d)(h)		3,425	3,711,844

Security		Par (000)	Value

Banks (continued)
Shinhan Financial Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%(d)(h)	USD	200	$212,250
Societe Generale SA, (USD Swap Rate 5 Year + 5.87%), 8.00%(b)(d)(h)		1,775	1,992,438
Standard Chartered plc, (USD Swap Semi 5 Year + 6.30%), 7.50%(b)(d)(h)		3,110	3,218,539
TMB Bank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.26%), 4.90%(d)(h)		200	186,250
Truist Financial Corp., Series L, (LIBOR USD 3 Month + 3.10%), 5.05%(d)(h)		2,130	1,967,447
UniCredit SpA, (USD Swap Semi 5 Year + 5.18%), 8.00%(d)(h)		3,040	3,161,600
Wachovia Capital Trust II, (LIBOR USD 3 Month + 0.50%), 0.78%, 01/15/27(d)		115	102,925
Westpac Banking Corp., (USD Swap Rate 5 Year + 2.89%), 5.00%(d)(h)		1,640	1,640,885

			55,202,214

Beverages — 0.0%
Central American Bottling Corp.(b):
5.75%, 01/31/27		335	347,772
5.75%, 01/31/27		150	157,125

			504,897

Building Products — 0.1%(b)
Advanced Drainage Systems, Inc., 5.00%, 09/30/27		187	192,610
Builders FirstSource, Inc., 6.75%, 06/01/27		48	52,800
Forterra Finance LLC, 6.50%, 07/15/25		214	226,840
James Hardie International Finance DAC, 5.00%, 01/15/28		200	213,000
JELD-WEN, Inc.:
6.25%, 05/15/25		99	105,930
4.63%, 12/15/25		40	40,400
4.88%, 12/15/27		12	12,210
Summit Materials LLC, 5.25%, 01/15/29		128	132,800

			976,590

Capital Markets — 1.3%(d)(h)
Credit Suisse Group AG(b):
(USD Swap Semi 5 Year + 4.60%), 7.50%		875	959,219
(USD Swap Semi 5 Year + 3.46%), 6.25%		3,453	3,677,445
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%		600	631,878
Deutsche Bank AG, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.52%), 6.00%		800	696,240
Goldman Sachs Group, Inc. (The):
Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.62%), 5.50%		1,655	1,774,345
Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%		1,445	1,449,440
UBS Group AG:
(USD Swap Semi 5 Year + 5.50%), 6.87%		2,200	2,233,000
(USD Swap Semi 5 Year + 4.34%), 7.00%(b)		575	610,138
(USD Swap Semi 5 Year + 4.87%), 7.00%		1,627	1,814,105
(USD Swap Semi 5 Year + 4.59%), 6.87%		1,115	1,198,634

			15,044,444

Chemicals — 0.6%
Atotech Alpha 2 BV, 8.75%, (8.75% Cash or 9.50% PIK), 06/01/23(b)(i)		650	656,500
Atotech Alpha 3 BV, 6.25%, 02/01/25(b)		674	693,377
Blue Cube Spinco LLC, 10.00%, 10/15/25		454	484,645

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Braskem Netherlands Finance BV, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 8.22%), 8.50%, 01/23/81(b)(d)	USD	495	$502,425
Chemours Co. (The), 6.63%, 05/15/23		145	145,000
Element Solutions, Inc., 5.88%, 12/01/25(b)		1,358	1,402,135
Equate Petrochemical BV, 4.25%, 11/03/26(b)		441	473,386
Gates Global LLC, 6.25%, 01/15/26(b)		252	263,970
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		151	154,020
Illuminate Buyer LLC, 9.00%, 07/01/28(b)		176	188,760
Minerals Technologies, Inc., 5.00%, 07/01/28(b)		110	114,158
Pearl Holding III Ltd., 9.50%, 12/11/22		200	52,907
PQ Corp., 5.75%, 12/15/25(b)		1,077	1,109,310
Rock International Investment, Inc., 6.63%, 03/27/20(e)(g)		200	72,109
Valvoline, Inc., 4.25%, 02/15/30(b)		158	166,098
Yingde Gases Investment Ltd., 6.25%, 01/19/23(b)		200	206,000

			6,684,800

Commercial Services & Supplies — 0.6%
ADT Security Corp. (The), 4.88%, 07/15/32(b)		627	630,135
Allied Universal Holdco LLC(b):
6.63%, 07/15/26		1,839	1,967,730
9.75%, 07/15/27		634	704,703
APX Group, Inc.:
8.50%, 11/01/24		62	63,860
6.75%, 02/15/27(b)		196	195,412
Aramark Services, Inc.(b):
6.38%, 05/01/25		164	173,020
5.00%, 02/01/28		69	69,431
Brink’s Co. (The), 5.50%, 07/15/25(b)		60	63,750
Garda World Security Corp., 9.50%, 11/01/27(b)		256	279,040
GFL Environmental, Inc.(b):
7.00%, 06/01/26		613	649,780
5.13%, 12/15/26		206	218,719
8.50%, 05/01/27		201	225,180
IAA, Inc., 5.50%, 06/15/27(b)		359	382,784
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		261	262,305
Prime Security Services Borrower LLC(b):
5.75%, 04/15/26		269	298,590
6.25%, 01/15/28		500	521,250
Tuspark Forward Ltd., 7.95%, 08/15/21		400	247,250
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		318	322,770

			7,275,709

Communications Equipment — 0.1%
CommScope Technologies LLC, 6.00%, 06/15/25(b)		319	325,922
CommScope, Inc.(b):
5.50%, 03/01/24		52	54,003
6.00%, 03/01/26		871	929,244
8.25%, 03/01/27		20	21,568
Nokia OYJ, 6.63%, 05/15/39		98	124,950
ViaSat, Inc., 6.50%, 07/15/28(b)		206	211,603

			1,667,290

Construction & Engineering — 0.2%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		405	354,374
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(j)		372	267,221
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		453	419,025
Delhi International Airport Ltd.:
6.45%, 06/04/29(b)		200	196,437
6.45%, 06/04/29		200	196,438

Security		Par (000)	Value

Construction & Engineering (continued)
MasTec, Inc., 4.50%, 08/15/28(b)	USD	129	$134,805
New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/28(b)		42	43,995
Stoneway Capital Corp.(e)(g):
10.00%, 03/01/27(b)		752	257,042
10.00%, 03/01/27		267	91,131
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21		200	199,500

			2,159,968

Consumer Finance — 0.5%
Ally Financial, Inc., 8.00%, 11/01/31		467	645,893
ASG Finance Designated Activity Co., 7.88%, 12/03/24(b)		534	357,446
Credito Real SAB de CV SOFOM ER:
7.25%, 07/20/23(b)		200	191,000
7.25%, 07/20/23		200	191,000
Ford Motor Credit Co. LLC:
5.88%, 08/02/21		200	205,250
2.98%, 08/03/22		506	507,159
3.35%, 11/01/22		207	208,294
3.81%, 01/09/24		200	201,560
5.13%, 06/16/25		319	340,076
4.13%, 08/04/25		218	223,428
General Motors Financial Co., Inc.:
2.75%, 06/20/25		107	110,401
Series B, (LIBOR USD 3 Month + 3.44%), 6.50%(d)(h)		913	862,210
Global Aircraft Leasing Co. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 09/15/24(b)(i)		215	133,837
King Talent Management Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 5.60%(d)(h)		200	172,188
Manappuram Finance Ltd., 5.90%, 01/13/23		200	197,500
Muthoot Finance Ltd., 6.13%, 10/31/22(b)		466	476,631
Navient Corp.:
6.13%, 03/25/24		66	68,310
6.75%, 06/15/26		329	342,160
5.00%, 03/15/27		35	33,512
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		200	196,500
OneMain Finance Corp.:
6.88%, 03/15/25		135	150,863
8.88%, 06/01/25		42	47,355
7.13%, 03/15/26		10	11,723
6.63%, 01/15/28		213	244,087
5.38%, 11/15/29		50	52,755

			6,171,138

Containers & Packaging — 0.3%
ARD Finance SA, 6.50%, 06/30/27(b)		636	650,310
Ardagh Packaging Finance plc, 5.25%, 08/15/27(b)		407	426,036
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		16	18,880
GPC Merger Sub, Inc., 7.13%, 08/15/28(b)		71	73,840
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)		127	132,556
LABL Escrow Issuer LLC, 6.75%, 07/15/26(b)		502	542,160
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)		323	329,324
Reynolds Group Issuer, Inc., 7.00%, 07/15/24(b)		188	191,525
Trivium Packaging Finance BV(b)(k):
5.50%, 08/15/26		489	520,932
8.50%, 08/15/27		778	851,910

			3,737,473

Distributors — 0.2%(b)
American Builders & Contractors Supply Co., Inc.:
5.88%, 05/15/26		57	60,277

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Distributors (continued)
4.00%, 01/15/28	USD	82	$85,280
Core & Main LP, 6.13%, 08/15/25		1,520	1,565,722
Wolverine Escrow LLC:
8.50%, 11/15/24		130	94,250
9.00%, 11/15/26		323	234,175

			2,039,704

Diversified Consumer Services — 0.1%
Bright Scholar Education Holdings Ltd., 7.45%, 07/31/22		260	265,850
frontdoor, Inc., 6.75%, 08/15/26(b)		349	376,484
Laureate Education, Inc., 8.25%, 05/01/25(b)		89	95,230
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		97	99,910
Sotheby’s, 7.38%, 10/15/27(b)		600	606,000

			1,443,474

Diversified Financial Services — 0.5%(b)
Fairstone Financial, Inc., 7.88%, 07/15/24		154	155,540
MPH Acquisition Holdings LLC, 7.13%, 06/01/24		1,188	1,219,185
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25		275	240,109
Refinitiv US Holdings, Inc.:
6.25%, 05/15/26		702	759,038
8.25%, 11/15/26		931	1,027,591
Verscend Escrow Corp., 9.75%, 08/15/26		2,231	2,470,364

			5,871,827

Diversified Telecommunication Services — 1.3%
Altice France Holding SA(b):
10.50%, 05/15/27		1,214	1,388,513
6.00%, 02/15/28		418	417,494
Altice France SA(b):
7.38%, 05/01/26		200	213,330
8.13%, 02/01/27		1,212	1,352,956
5.50%, 01/15/28		200	210,250
CCO Holdings LLC(b):
5.13%, 05/01/27		241	255,686
4.75%, 03/01/30		355	377,853
4.50%, 08/15/30		583	617,922
4.25%, 02/01/31		455	474,801
4.50%, 05/01/32		689	726,895
CenturyLink, Inc.:
5.13%, 12/15/26(b)		851	890,903
Series P, 7.60%, 09/15/39		164	188,138
Series U, 7.65%, 03/15/42		647	737,580
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		616	637,363
Frontier Communications Corp., 8.00%, 04/01/27(b)(k)		1,108	1,146,780
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(b)(k)		280	285,950
Level 3 Financing, Inc., 4.63%, 09/15/27(b)		136	142,970
Network i2i Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.27%), 5.65%(d)(h)		200	197,125
Oi SA, 10.00%, (10.00% Cash or 4.00% PIK), 07/27/25(i)		569	544,106
Qualitytech LP, 4.75%, 11/15/25(b)		253	261,855
Sprint Capital Corp.:
6.88%, 11/15/28		291	377,340
8.75%, 03/15/32		517	797,472
Telecom Italia Capital SA:
6.00%, 09/30/34		541	655,676
7.20%, 07/18/36		21	27,584
7.72%, 06/04/38		26	36,100
Telesat Canada(b):
4.88%, 06/01/27		300	304,500

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
6.50%, 10/15/27	USD	10	$10,278
Virgin Media Secured Finance plc, 5.50%, 05/15/29(b)		301	328,090
Zayo Group Holdings, Inc.(b):
4.00%, 03/01/27		804	805,777
6.13%, 03/01/28		965	996,362

			15,407,649

Electric Utilities — 0.4%
Duke Energy Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.39%), 4.88%(d)(h)		2,000	2,065,000
Energuate Trust, 5.88%, 05/03/27(b)		400	404,375
Genneia SA, 8.75%, 01/20/22(b)		519	448,935
Greenko Investment Co., 4.88%, 08/16/23		200	199,125
Huachen Energy Co. Ltd., 6.63%, 05/18/20(e)(g)		200	64,125
Inkia Energy Ltd.:
5.88%, 11/09/27(b)		200	203,375
5.88%, 11/09/27		258	262,354
Pattern Energy Operations LP, 4.50%, 08/15/28(b)		374	396,440
PG&E Corp., 5.25%, 07/01/30		237	246,480
Southern Co. (The), Series B, (LIBOR USD 3 Month + 3.63%), 5.50%, 03/15/57(d)		175	179,894
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33		317	339,771

			4,809,874

Electronic Equipment, Instruments & Components — 0.0%
CDW LLC, 4.13%, 05/01/25		90	95,148
Itron, Inc., 5.00%, 01/15/26(b)		68	70,244

			165,392

Energy Equipment & Services — 0.2%
Anton Oilfield Services Group, 7.50%, 12/02/22		245	154,886
Archrock Partners LP(b):
6.88%, 04/01/27		402	411,431
6.25%, 04/01/28		64	64,640
ChampionX Corp., 6.38%, 05/01/26		160	150,000
Hilong Holding Ltd., 8.25%, 09/26/22(e)(g)		200	81,250
Nabors Industries Ltd.(b):
7.25%, 01/15/26		73	45,990
7.50%, 01/15/28		61	38,753
Transocean, Inc.:
8.37%, 12/15/21(k)		10	6,800
8.00%, 02/01/27(b)		197	96,097
USA Compression Partners LP:
6.88%, 04/01/26		715	732,875
6.88%, 09/01/27		959	980,376

			2,763,098

Entertainment — 0.2%
Live Nation Entertainment, Inc., 6.50%, 05/15/27(b)		604	649,300
Netflix, Inc.:
5.88%, 11/15/28		79	97,565
4.88%, 06/15/30(b)		795	934,602
WMG Acquisition Corp., 3.88%, 07/15/30(b)		105	112,350

			1,793,817

Equity Real Estate Investment Trusts (REITs) — 0.3%
Brookfield Property REIT, Inc., 5.75%, 05/15/26(b)		28	23,522
Diversified Healthcare Trust, 9.75%, 06/15/25		135	149,006
GLP Capital LP, 4.00%, 01/15/31		48	49,812
Iron Mountain, Inc.(b):
4.88%, 09/15/29		23	23,960
5.25%, 07/15/30		271	284,211
5.63%, 07/15/32		330	354,338

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
MGM Growth Properties Operating Partnership LP:
4.63%, 06/15/25(b)	USD	285	$299,603
4.50%, 09/01/26		1,121	1,165,840
Service Properties Trust:
4.50%, 06/15/23		25	23,750
4.35%, 10/01/24		26	23,275
7.50%, 09/15/25		221	234,352
Uniti Group LP:
6.00%, 04/15/23(b)		130	130,650
8.25%, 10/15/23		99	96,030
7.88%, 02/15/25(b)		89	93,673
VICI Properties LP, 4.13%, 08/15/30(b)		765	774,180

			3,726,202

Food & Staples Retailing — 0.1%
Albertsons Cos., Inc.:
6.63%, 06/15/24		216	224,770
7.50%, 03/15/26(b)		58	65,250
5.88%, 02/15/28(b)		367	401,865
4.88%, 02/15/30(b)		191	206,853
US Foods, Inc., 6.25%, 04/15/25(b)		64	68,640

			967,378

Food Products — 0.5%
BRF SA, 4.88%, 01/24/30		496	494,921
Chobani LLC, 7.50%, 04/15/25(b)		515	536,888
Grupo Bimbo SAB de CV, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.28%), 5.95%(b)(d)(h)		324	337,770
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24		272	278,800
JBS USA LUX SA(b):
5.75%, 06/15/25		424	437,780
6.75%, 02/15/28		616	688,380
6.50%, 04/15/29		438	496,035
Kraft Heinz Foods Co.:
5.20%, 07/15/45		233	265,803
5.50%, 06/01/50(b)		791	927,930
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(b)		175	196,656
MHP Lux SA, 6.25%, 09/19/29(b)		600	571,500
Post Holdings, Inc., 4.63%, 04/15/30(b)		275	289,438
Simmons Foods, Inc., 7.75%, 01/15/24(b)		125	131,406

			5,653,307

Gas Utilities — 0.0%
Ferrellgas LP, 10.00%, 04/15/25(b)		311	341,711

Health Care Equipment & Supplies — 0.2%(b)
Avantor Funding, Inc., 4.63%, 07/15/28		654	690,951
Ortho-Clinical Diagnostics, Inc.:
7.38%, 06/01/25		370	394,050
7.25%, 02/01/28		1,110	1,161,338

			2,246,339

Health Care Providers & Services — 0.7%
Acadia Healthcare Co., Inc.:
5.63%, 02/15/23		50	50,786
5.50%, 07/01/28(b)		132	139,095
AdaptHealth LLC, 6.13%, 08/01/28(b)		94	97,962
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		551	585,437
Centene Corp.:
4.25%, 12/15/27		105	111,563
4.63%, 12/15/29		777	866,557
Community Health Systems, Inc.(b):
8.63%, 01/15/24		116	119,480
6.63%, 02/15/25		570	575,871
8.00%, 03/15/26		1,192	1,220,930

Security		Par (000)	Value

Health Care Providers & Services (continued)
Encompass Health Corp.:
4.50%, 02/01/28	USD	23	$24,035
4.75%, 02/01/30		31	32,755
LifePoint Health, Inc.(b):
6.75%, 04/15/25		129	138,997
4.38%, 02/15/27		102	104,235
MEDNAX, Inc., 6.25%, 01/15/27(b)		268	283,410
Molina Healthcare, Inc., 4.88%, 06/15/25(b)		73	74,643
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/01/22(b)(i)		327	333,207
Surgery Center Holdings, Inc.(b):
6.75%, 07/01/25		1,223	1,183,253
10.00%, 04/15/27		161	170,708
Tenet Healthcare Corp.:
8.13%, 04/01/22		717	772,567
7.50%, 04/01/25(b)		92	101,775
4.88%, 01/01/26(b)		535	559,589
6.25%, 02/01/27(b)		231	245,370
5.13%, 11/01/27(b)		492	522,135
4.63%, 06/15/28(b)		88	92,550
Vizient, Inc., 6.25%, 05/15/27(b)		140	149,100
West Street Merger Sub, Inc., 6.38%, 09/01/25(b)		218	221,270

			8,777,280

Hotels, Restaurants & Leisure — 1.2%
1011778 BC ULC(b):
5.75%, 04/15/25		163	174,392
5.00%, 10/15/25		994	1,016,365
Boyd Gaming Corp.:
8.63%, 06/01/25(b)		126	138,900
6.38%, 04/01/26		77	78,732
Boyne USA, Inc., 7.25%, 05/01/25(b)		64	68,400
Carnival Corp.(b):
11.50%, 04/01/23		278	302,325
10.50%, 02/01/26		65	67,275
Cedar Fair LP, 5.50%, 05/01/25(b)		278	283,907
Churchill Downs, Inc.(b):
5.50%, 04/01/27		182	190,417
4.75%, 01/15/28		542	552,840
Colt Merger Sub, Inc.(b):
5.75%, 07/01/25		364	378,560
6.25%, 07/01/25		1,071	1,117,187
8.13%, 07/01/27		571	581,706
Fortune Star BVI Ltd.:
5.95%, 01/29/23		200	201,188
6.75%, 07/02/23		1,300	1,332,500
Golden Nugget, Inc., 6.75%, 10/15/24(b)		1,383	957,728
Hilton Domestic Operating Co., Inc.:
5.38%, 05/01/25(b)		51	53,321
5.75%, 05/01/28(b)		90	96,075
4.88%, 01/15/30		607	635,832
IRB Holding Corp., 7.00%, 06/15/25(b)		90	98,084
Las Vegas Sands Corp.:
2.90%, 06/25/25		10	9,859
3.50%, 08/18/26		19	19,061
3.90%, 08/08/29		17	17,017
Marriott International, Inc., Series EE, 5.75%, 05/01/25		53	58,874
Melco Resorts Finance Ltd., 5.63%, 07/17/27		400	407,000
MGM China Holdings Ltd., 5.88%, 05/15/26		200	210,000
NCL Corp. Ltd., 10.25%, 02/01/26(b)		60	59,250
Powdr Corp., 6.00%, 08/01/25(b)		116	118,610
Royal Caribbean Cruises Ltd.(b):
10.88%, 06/01/23		75	79,058
9.13%, 06/15/23		110	112,475
11.50%, 06/01/25		155	170,806

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Sabre GLBL, Inc.(b):
5.25%, 11/15/23	USD	26	$25,513
9.25%, 04/15/25		288	317,160
Scientific Games International, Inc.(b):
8.63%, 07/01/25		132	132,655
5.00%, 10/15/25		574	568,977
8.25%, 03/15/26		618	618,983
7.00%, 05/15/28		92	84,640
7.25%, 11/15/29		33	30,195
SeaWorld Parks & Entertainment, Inc., 9.50%, 08/01/25(b)		83	84,141
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)		507	544,168
Station Casinos LLC, 4.50%, 02/15/28(b)		154	137,830
Studio City Co. Ltd., 7.25%, 11/30/21		200	203,250
Studio City Finance Ltd., 7.25%, 02/11/24		400	421,000
Vail Resorts, Inc., 6.25%, 05/15/25(b)		79	85,123
Wyndham Destinations, Inc., 6.63%, 07/31/26(b)		88	91,263
Wynn Las Vegas LLC, 5.25%, 05/15/27(b)		155	138,035
Wynn Macau Ltd.:
5.50%, 01/15/26		251	250,335
5.50%, 10/01/27		252	250,267
Wynn Resorts Finance LLC(b):
7.75%, 04/15/25		106	111,342
5.13%, 10/01/29		298	285,335
Yum! Brands, Inc.:
7.75%, 04/01/25(b)		231	259,298
4.75%, 01/15/30(b)		173	187,705
5.35%, 11/01/43		115	119,600

			14,534,559

Household Durables — 0.2%
Ashton Woods USA LLC, 6.63%, 01/15/28(b)		30	30,225
Brookfield Residential Properties, Inc.(b):
6.25%, 09/15/27		140	140,000
4.88%, 02/15/30		333	302,197
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)		152	162,640
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)		337	354,798
Installed Building Products, Inc., 5.75%, 02/01/28(b)		53	55,782
K. Hovnanian Enterprises, Inc., 7.75%, 02/15/26(b)		184	180,320
Mattamy Group Corp.(b):
5.25%, 12/15/27		74	76,775
4.63%, 03/01/30		190	192,850
Newell Brands, Inc., 4.88%, 06/01/25		89	96,788
Picasso Finance Sub, Inc., 6.13%, 06/15/25(b)		306	325,125
Taylor Morrison Communities, Inc., 5.13%, 08/01/30(b)		96	104,880
Tempur Sealy International, Inc., 5.50%, 06/15/26		81	84,848
TRI Pointe Group, Inc., 5.70%, 06/15/28		37	40,700
Williams Scotsman International, Inc., 6.88%, 08/15/23(b)		171	176,593

			2,324,521

Household Products — 0.0%(b)
Energizer Holdings, Inc.:
6.38%, 07/15/26		46	48,990
7.75%, 01/15/27		136	150,987
4.75%, 06/15/28		127	136,220
Spectrum Brands, Inc.:
5.00%, 10/01/29		99	101,970
5.50%, 07/15/30		100	103,750

			541,917

Security	Par (000)		Value

Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp.:
5.75%, 01/15/25	USD	726	$747,054
5.25%, 06/01/26(b)		255	265,200
5.13%, 03/15/28(b)		1,069	1,111,942
4.63%, 02/01/29(b)		288	290,874
5.00%, 02/01/31(b)		333	341,285
Clearway Energy Operating LLC, 4.75%, 03/15/28(b)		37	39,544

			2,795,899

Insurance — 0.5%
Acrisure LLC, 8.13%, 02/15/24(b)		25	26,562
Alliant Holdings Intermediate LLC, 6.75%, 10/15/27(b)		1,291	1,371,687
Ambac Assurance Corp., 5.10%(b)(h)		4	4,874
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 6.00%, 02/12/23(b)(d)		13	13,167
AmWINS Group, Inc., 7.75%, 07/01/26(b)		135	148,669
Asahi Mutual Life Insurance Co., (USD Swap Semi 5 Year + 4.59%), 6.50%(d)(h)		400	430,514
FWD Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(d)(h)		200	185,100
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)		243	256,365
Hartford Financial Services Group, Inc. (The), (LIBOR USD 3 Month + 2.13%), 2.52%, 02/12/47(b)(d)		1,300	1,040,000
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%(d)(h)		400	393,000
HUB International Ltd., 7.00%, 05/01/26(b)		1,016	1,080,008
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%(d)(h)		200	190,250
Nationwide Financial Services, Inc., 6.75%, 05/15/37		175	201,315
NFP Corp.(b):
7.00%, 05/15/25		48	51,960
8.00%, 07/15/25		157	163,830
6.88%, 08/15/28		356	356,445
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		400	367,125
Willis North America, Inc., 2.95%, 09/15/29		15	16,455

			6,297,326

Interactive Media & Services — 0.0%(b)
Rackspace Hosting, Inc., 8.63%, 11/15/24		230	240,350
TripAdvisor, Inc., 7.00%, 07/15/25		11	11,512

			251,862

Internet & Direct Marketing Retail — 0.1%
Expedia Group, Inc.(b):
3.60%, 12/15/23		100	101,174
6.25%, 05/01/25		458	500,554
JD.com, Inc., 3.88%, 04/29/26		500	557,969
Match Group Holdings II LLC, 4.63%, 06/01/28(b)		116	122,491

			1,282,188

IT Services — 0.4%
21Vianet Group, Inc., 7.88%, 10/15/21		595	603,925
Banff Merger Sub, Inc., 9.75%, 09/01/26(b)		1,062	1,124,000
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		306	312,885
Gartner, Inc., 4.50%, 07/01/28(b)		178	186,900
HT Global IT Solutions Holdings Ltd., 7.00%, 07/14/21		200	201,563
Northwest Fiber LLC, 10.75%, 06/01/28(b)		58	63,075
PayPal Holdings, Inc., 1.65%, 06/01/25		50	52,182
Presidio Holdings, Inc., 4.88%, 02/01/27(b)		304	310,080

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

IT Services (continued)
Science Applications International Corp.,
4.88%, 04/01/28(b)	USD	195	$204,262
Tempo Acquisition LLC(b):
5.75%, 06/01/25		114	119,985
6.75%, 06/01/25		1,096	1,131,620
WEX, Inc., 4.75%, 02/01/23(b)		13	13,032

			4,323,509

Leisure Products — 0.1%
Mattel, Inc.:
6.75%, 12/31/25(b)		304	325,605
5.88%, 12/15/27(b)		540	586,003
6.20%, 10/01/40		18	16,650
5.45%, 11/01/41		77	68,915

			997,173

Life Sciences Tools & Services — 0.1%(b)
Avantor, Inc., 6.00%, 10/01/24		888	934,620
Charles River Laboratories International, Inc.,
4.25%, 05/01/28		192	203,040

			1,137,660

Machinery — 0.3%
Clark Equipment Co., 5.88%, 06/01/25(b)		162	170,302
Colfax Corp., 6.38%, 02/15/26(b)		109	117,720
EnPro Industries, Inc., 5.75%, 10/15/26		290	300,150
Grinding Media, Inc., 7.38%, 12/15/23(b)		230	233,737
HTA Group Ltd., 7.00%, 12/18/25(b)		205	212,175
Husky III Holding Ltd., 13.00%, (13.00% Cash or 13.75% PIK), 02/15/25(b)(i)		175	175,875
Navistar International Corp.(b):
9.50%, 05/01/25		30	34,237
6.63%, 11/01/25		300	307,500
RBS Global, Inc., 4.88%, 12/15/25(b)		185	190,091
SPX FLOW, Inc., 5.63%, 08/15/24(b)		48	49,378
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		89	95,230
Terex Corp., 5.63%, 02/01/25(b)		176	178,443
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		517	510,538
Vertical US Newco, Inc., 5.25%, 07/15/27(b)		256	271,360
Wabash National Corp., 5.50%, 10/01/25(b)		175	170,188

			3,016,924

Media — 1.2%
Altice Financing SA(b):
7.50%, 05/15/26		1,106	1,189,226
5.00%, 01/15/28		229	235,080
Block Communications, Inc., 4.88%, 03/01/28(b)		78	78,780
Cable Onda SA, 4.50%, 01/30/30		600	629,231
Clear Channel International BV, 6.63%, 08/01/25(b)		247	252,558
Clear Channel Worldwide Holdings, Inc.:
9.25%, 02/15/24		522	469,800
5.13%, 08/15/27(b)		1,388	1,360,240
CSC Holdings LLC:
5.25%, 06/01/24		200	220,000
5.38%, 02/01/28(b)		200	216,500
6.50%, 02/01/29(b)		575	658,375
5.75%, 01/15/30(b)		831	921,205
4.63%, 12/01/30(b)		200	210,000
Diamond Sports Group LLC, 5.38%, 08/15/26(b)		421	324,200
DISH DBS Corp.:
5.88%, 07/15/22		811	853,578
7.75%, 07/01/26		235	264,986
Dolya Holdco 18 DAC, 5.00%, 07/15/28(b)		491	512,437
Entercom Media Corp., 6.50%, 05/01/27(b)		187	166,898
GCI LLC, 6.63%, 06/15/24(b)		65	68,426
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)		600	648,300

Security	Par (000)		Value

Media (continued)
Meredith Corp., 6.88%, 02/01/26	USD	39	$33,879
Radiate Holdco LLC(b):
6.88%, 02/15/23		23	23,345
6.63%, 02/15/25		129	132,239
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)		400	420,000
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)		501	513,525
Univision Communications, Inc.(b):
5.13%, 02/15/25		574	556,780
6.63%, 06/01/27		393	394,100
ViacomCBS, Inc.(d):
(LIBOR USD 3 Month + 3.90%), 5.87%, 02/28/57		1,583	1,652,363
(LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/57		192	213,120
Ziggo Bond Co. BV, 5.13%, 02/28/30(b)		200	213,060
Ziggo BV(b):
5.50%, 01/15/27		180	189,900
4.88%, 01/15/30		400	425,120

			14,047,251

Metals & Mining — 0.9%
ABJA Investment Co. Pte. Ltd., 5.95%, 07/31/24		200	203,813
Arconic Corp.(b):
6.00%, 05/15/25		165	177,890
6.13%, 02/15/28		181	192,539
Big River Steel LLC, 7.25%, 09/01/25(b)		294	296,758
China Hongqiao Group Ltd., 7.13%, 07/22/22		200	187,625
Constellium SE(b):
6.63%, 03/01/25		250	258,125
5.88%, 02/15/26		1,210	1,246,300
5.63%, 06/15/28		250	262,250
Freeport-McMoRan, Inc., 5.45%, 03/15/43		2,392	2,661,100
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(b)		254	276,463
Joseph T Ryerson & Son, Inc.(b):
11.00%, 05/15/22		229	236,167
8.50%, 08/01/28		79	86,051
Kaiser Aluminum Corp.(b):
6.50%, 05/01/25		62	65,720
4.63%, 03/01/28		60	59,730
New Gold, Inc.(b):
6.38%, 05/15/25		91	94,185
7.50%, 07/15/27		201	218,587
Nexa Resources SA, 5.38%, 05/04/27(b)		643	664,705
Novelis Corp.(b):
5.88%, 09/30/26		801	854,595
4.75%, 01/30/30		471	491,380
Press Metal Labuan Ltd., 4.80%, 10/30/22		200	186,813
United States Steel Corp., 12.00%, 06/01/25(b)		304	316,096
Vale Overseas Ltd.:
6.25%, 08/10/26		171	205,093
3.75%, 07/08/30		260	279,102
Vedanta Resources Finance II plc, 8.00%, 04/23/23		600	424,313
Vedanta Resources Ltd.:
7.13%, 05/31/23		800	539,250

			10,484,650

Multiline Retail — 0.1%
Future Retail Ltd., 5.60%, 01/22/25		325	206,375
Macy’s, Inc., 8.38%, 06/15/25(b)		330	344,659
Nordstrom, Inc., 8.75%, 05/15/25(b)		60	65,712
			616,746

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Multi-Utilities — 0.2%
Sempra Energy, (US Treasury Yield Curve Rate
T Note Constant Maturity 5 Year + 4.55%), 4.88%(d)(h)	USD	1,750	$1,811,775

Oil, Gas & Consumable Fuels — 2.5%
Adani Green Energy UP Ltd., 6.25%, 12/10/24		400	420,875
Apache Corp.:
3.25%, 04/15/22		4	4,022
5.25%, 02/01/42		15	14,306
4.75%, 04/15/43		158	150,495
4.25%, 01/15/44		86	76,989
5.35%, 07/01/49		36	34,739
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(b)		309	255,404
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24		200	202,500
Baytex Energy Corp., 8.75%, 04/01/27(b)		128	66,240
BP Capital Markets plc, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%(d)(h)		1,175	1,260,187
Buckeye Partners LP:
4.13%, 03/01/25(b)		32	32,160
3.95%, 12/01/26		23	22,828
4.50%, 03/01/28(b)		60	59,700
5.85%, 11/15/43		69	63,479
5.60%, 10/15/44		105	93,975
Callon Petroleum Co.:
6.25%, 04/15/23		73	23,725
6.13%, 10/01/24		129	39,667
8.25%, 07/15/25		265	79,500
6.38%, 07/01/26		66	20,460
Cenovus Energy, Inc.:
3.00%, 08/15/22		52	52,516
3.80%, 09/15/23		29	29,077
5.38%, 07/15/25		400	400,069
5.40%, 06/15/47		22	19,809
Centennial Resource Production LLC, 6.88%, 04/01/27(b)		170	76,925
Cheniere Energy Partners LP, 5.63%, 10/01/26		215	227,094
Citgo Holding, Inc., 9.25%, 08/01/24(b)		157	157,000
CITGO Petroleum Corp., 7.00%, 06/15/25(b)		171	176,267
CNX Resources Corp.:
5.88%, 04/15/22		374	370,260
7.25%, 03/14/27(b)		25	24,499
Comstock Resources, Inc.:
7.50%, 05/15/25(b)		288	270,720
9.75%, 08/15/26		281	280,948
Continental Resources, Inc.:
5.00%, 09/15/22		83	83,000
4.90%, 06/01/44		179	154,164
Crestwood Midstream Partners LP, 5.63%, 05/01/27(b)		179	167,365
CrownRock LP, 5.63%, 10/15/25(b)		697	683,060
CVR Energy, Inc.(b):
5.25%, 02/15/25		140	127,750
5.75%, 02/15/28		46	41,184
DCP Midstream Operating LP:
5.63%, 07/15/27		131	135,912
6.75%, 09/15/37(b)		230	223,100
Diamondback Energy, Inc., 3.50%, 12/01/29		88	88,126
Enbridge, Inc.(d):
Series 16-A, (LIBOR USD 3 Month + 3.89%), 6.00%, 01/15/77		1,825	1,802,187
(LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78		1,740	1,722,600

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Series 20-A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 5.75%, 07/15/80	USD	980	$999,074
Endeavor Energy Resources LP(b):
6.63%, 07/15/25		108	113,468
5.50%, 01/30/26		100	100,500
5.75%, 01/30/28		308	316,085
EnLink Midstream Partners LP:
4.85%, 07/15/26		17	13,177
5.60%, 04/01/44		64	35,520
5.05%, 04/01/45		14	7,560
Enterprise Products Operating LLC, Series E, (LIBOR USD 3 Month + 3.03%), 5.25%, 08/16/77(d)		742	695,625
EQM Midstream Partners LP:
6.00%, 07/01/25(b)		209	221,678
4.13%, 12/01/26		16	15,560
6.50%, 07/01/27(b)		232	255,803
EQT Corp.:
3.90%, 10/01/27		73	68,788
7.00%, 02/01/30(k)		65	75,257
Extraction Oil & Gas, Inc.(b)(e)(g):
7.38%, 05/15/24		252	55,440
5.63%, 02/01/26		56	11,760
Genesis Energy LP:
6.00%, 05/15/23		48	45,120
5.63%, 06/15/24		60	55,425
6.50%, 10/01/25		10	9,263
7.75%, 02/01/28		49	47,256
Greenko Dutch BV, 5.25%, 07/24/24		200	204,125
Greenko Solar Mauritius Ltd.:
5.55%, 01/29/25		200	202,000
5.95%, 07/29/26		200	202,813
Hess Midstream Operations LP, 5.13%, 06/15/28(b)		75	75,937
Holly Energy Partners LP, 5.00%, 02/01/28(b)		91	89,918
HPCL-Mittal Energy Ltd.:
5.45%, 10/22/26		200	197,375
5.25%, 04/28/27		400	389,125
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		301	290,071
Matador Resources Co., 5.88%, 09/15/26		332	252,320
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26		200	197,188
MEG Energy Corp.(b):
7.00%, 03/31/24		253	240,982
6.50%, 01/15/25		176	172,920
7.13%, 02/01/27		110	97,900
Mongolian Mining Corp., 9.25%, 04/15/24		450	330,891
Murphy Oil Corp., 6.37%, 12/01/42(k)		11	8,745
Neerg Energy Ltd., 6.00%, 02/13/22		500	501,563
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		174	221,631
NuStar Logistics LP, 6.00%, 06/01/26		82	84,050
Occidental Petroleum Corp.:
2.60%, 08/13/21		343	338,713
2.70%, 08/15/22		262	253,102
3.00%, 02/15/27		14	12,355
4.30%, 08/15/39		226	183,060
6.20%, 03/15/40		360	349,200
4.50%, 07/15/44		51	41,820
4.63%, 06/15/45		238	197,016
6.60%, 03/15/46		8	7,809
4.40%, 04/15/46		200	162,940
4.10%, 02/15/47		40	31,400
4.20%, 03/15/48		230	186,944
4.40%, 08/15/49		68	55,380
Parkland Corp., 5.88%, 07/15/27(b)		118	125,080

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Parsley Energy LLC(b):
5.38%, 01/15/25	USD	114	$117,386
5.25%, 08/15/25		216	219,240
5.63%, 10/15/27		22	23,045
PBF Holding Co. LLC, 9.25%, 05/15/25(b)		344	384,413
PDC Energy, Inc.:
6.13%, 09/15/24		74	74,899
6.25%, 12/01/25		48	43,440
5.75%, 05/15/26		106	106,234
Petrobras Global Finance BV:
5.30%, 01/27/25		326	351,316
8.75%, 05/23/26		150	186,656
6.00%, 01/27/28		297	326,032
5.60%, 01/03/31		674	708,542
Puma International Financing SA, 5.13%, 10/06/24(b)		400	356,999
QEP Resources, Inc.:
6.88%, 03/01/21		28	27,300
5.38%, 10/01/22		125	100,000
5.25%, 05/01/23		40	27,900
5.63%, 03/01/26		106	61,745
Range Resources Corp.:
5.88%, 07/01/22		16	15,040
5.00%, 08/15/22		45	43,200
5.00%, 03/15/23		124	115,047
Rattler Midstream LP, 5.63%, 07/15/25(b)		154	162,438
ReNew Power Ltd., 6.45%, 09/27/22		500	510,938
ReNew Power Synthetic, 6.67%, 03/12/24		400	413,125
Sabine Pass Liquefaction LLC, 4.50%, 05/15/30(b)		331	381,833
Santos Finance Ltd., 5.25%, 03/13/29		200	221,084
SM Energy Co.:
6.13%, 11/15/22		115	85,100
10.00%, 01/15/25(b)		160	158,000
Sunoco LP:
5.50%, 02/15/26		39	39,975
6.00%, 04/15/27		4	4,220
Targa Resources Partners LP:
5.88%, 04/15/26		16	17,004
5.50%, 03/01/30(b)		206	217,330
TerraForm Power Operating LLC(b):
5.00%, 01/31/28		57	62,842
4.75%, 01/15/30		120	129,900
Transcanada Trust, Series 16-A, (LIBOR USD 3 Month + 4.64%), 5.87%, 08/15/76(d)		2,646	2,847,378
Ultrapar International SA, 5.25%, 06/06/29(b)		486	486,304
Viper Energy Partners LP, 5.38%, 11/01/27(b)		95	99,779
Western Midstream Operating LP:
3.10%, 02/01/25(k)		38	37,723
4.65%, 07/01/26		10	10,225
4.05%, 02/01/30(k)		89	90,124
5.45%, 04/01/44		124	113,150
5.30%, 03/01/48		266	237,620
5.50%, 08/15/48		23	20,528
5.25%, 02/01/50(k)		436	430,550
WPX Energy, Inc.:
8.25%, 08/01/23		112	125,440
5.88%, 06/15/28		124	127,023
4.50%, 01/15/30		295	274,616
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		200	200,700

			29,874,998

Paper & Forest Products — 0.0%
Boise Cascade Co., 4.88%, 07/01/30(b)		89	94,340

Personal Products — 0.0%
Edgewell Personal Care Co., 5.50%, 06/01/28(b)		110	119,075

Security	Par (000)		Value

Pharmaceuticals — 0.5%
Bausch Health Americas, Inc., 8.50%, 01/31/27(b)	USD	93	$103,463
Bausch Health Cos., Inc.(b):
6.13%, 04/15/25		847	874,528
9.00%, 12/15/25		759	838,695
5.75%, 08/15/27		151	163,892
7.00%, 01/15/28		698	759,075
5.00%, 01/30/28		200	200,996
6.25%, 02/15/29		334	354,808
7.25%, 05/30/29		340	374,000
5.25%, 01/30/30		548	559,645
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(b)		155	159,262
Endo Dac(b):
9.50%, 07/31/27		153	164,666
6.00%, 06/30/28		182	138,775
Jubilant Pharma Ltd., 6.00%, 03/05/24		200	203,063
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)		942	1,001,939

			5,896,807

Professional Services — 0.1%
Dun & Bradstreet Corp. (The)(b):
6.88%, 08/15/26		632	690,460
10.25%, 02/15/27		476	540,465
Equifax, Inc., 2.60%, 12/15/25		18	19,304
Jaguar Holding Co. II/PPD Development LP,
5.00%, 06/15/28(b)		319	339,639

			1,589,868

Real Estate Management & Development — 3.9%
Agile Group Holdings Ltd.:
6.70%, 03/07/22		502	516,433
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(d)(h)		200	197,500
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 11.29%), 7.88%(d)(h)		200	201,000
Alam Synergy Pte. Ltd., 11.50%, 04/22/21		131	83,868
APL Realty Holdings Pte. Ltd., 5.95%, 06/02/24		400	212,375
Celulosa Arauco y Constitucion SA, 4.20%, 01/29/30		200	209,562
Central China Real Estate Ltd.:
6.50%, 03/05/21		600	601,350
6.75%, 11/08/21		250	250,968
6.88%, 08/08/22		200	200,750
7.25%, 04/24/23		350	351,312
7.65%, 08/27/23		200	201,500
7.90%, 11/07/23		200	202,000
CFLD Cayman Investment Ltd.:
8.63%, 02/28/21		400	406,000
6.92%, 06/16/22		408	408,000
6.90%, 01/13/23		200	198,750
8.60%, 04/08/24		600	604,875
China Aoyuan Group Ltd.:
4.80%, 02/18/21		400	398,500
7.50%, 05/10/21		400	405,991
8.50%, 01/23/22		200	207,437
7.95%, 02/19/23		1,200	1,258,500
China Evergrande Group:
6.25%, 06/28/21		200	195,313
9.50%, 04/11/22		272	261,970
11.50%, 01/22/23		390	384,272
4.25%, 02/14/23(l)	HKD	6,000	748,093
10.00%, 04/11/23	USD	300	283,781
12.00%, 01/22/24		520	500,825

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
China SCE Group Holdings Ltd., 7.25%, 04/19/23	USD	1,100	$1,118,219
CIFI Holdings Group Co. Ltd.:
5.50%, 01/23/22		400	404,420
7.63%, 02/28/23		200	211,187
6.55%, 03/28/24		400	415,875
6.00%, 07/16/25		234	235,097
Country Garden Holdings Co. Ltd.:
6.50%, 04/08/24		200	214,375
6.15%, 09/17/25		800	859,750
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28(b)		442	472,940
Easy Tactic Ltd.:
9.13%, 07/28/22		200	193,500
8.63%, 02/27/24		1,000	909,062
8.13%, 07/11/24		200	177,438
Excel Capital Global Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 9.34%), 7.00%(d)(h)		700	707,000
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		200	201,937
15.00%, 12/18/21		400	435,000
11.75%, 04/17/22		600	633,375
12.25%, 10/18/22		200	215,188
Five Point Operating Co. LP, 7.88%, 11/15/25(b)		83	80,200
Gemdale Ever Prosperity Investment Ltd., 4.95%, 07/26/22		200	199,188
Global Prime Capital Pte. Ltd.:
7.25%, 04/26/21		200	200,720
5.50%, 10/18/23		200	197,625
Greenland Global Investment Ltd.:
(LIBOR USD 3 Month + 4.85%), 5.13%, 09/26/21(d)		200	197,917
5.60%, 11/13/22		200	195,750
6.25%, 12/16/22		513	513,000
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		76	76,570
Hopson Capital International Group Co. Ltd., 6.00%, 02/17/21		400	397,000
Hopson Development Holdings Ltd., 7.50%, 06/27/22		958	962,790
Jababeka International BV, 6.50%, 10/05/23		400	328,625
JGC Ventures Pte. Ltd., 10.75%, 08/30/21		200	72,750
Jingrui Holdings Ltd., 9.45%, 04/23/21		200	194,000
Jinke Properties Group Co. Ltd., 8.38%, 06/20/21		450	457,453
Kaisa Group Holdings Ltd.:
6.75%, 02/18/21		280	279,650
8.50%, 06/30/22		550	552,406
11.95%, 10/22/22		200	212,500
11.50%, 01/30/23		700	726,469
10.88%, 07/23/23		400	408,000
11.95%, 11/12/23		200	208,625
9.38%, 06/30/24		400	367,500
KWG Group Holdings Ltd.:
7.88%, 09/01/23		700	730,625
7.40%, 03/05/24		200	208,063
Logan Group Co. Ltd.:
6.88%, 04/24/21		300	303,936
6.50%, 07/16/23		700	721,000
5.75%, 01/14/25		400	401,000
MAF Sukuk Ltd., 4.64%, 05/14/29		448	469,420
Modern Land China Co. Ltd., 12.85%, 10/25/21		200	201,500
Modernland Overseas Pte. Ltd., 6.95%, 04/13/24		400	145,500

Security		Par (000)	Value

Real Estate Management & Development (continued)
New Metro Global Ltd.:
6.50%, 04/23/21	USD	600	$603,414
6.50%, 05/20/22		251	253,510
6.80%, 08/05/23		408	415,140
Powerlong Real Estate Holdings Ltd.:
6.95%, 04/17/21		200	202,092
7.13%, 11/08/22		400	408,500
Realogy Group LLC, 7.63%, 06/15/25(b)		22	23,088
Redsun Properties Group Ltd.:
11.50%, 03/04/21		400	410,375
9.95%, 04/11/22		400	410,000
10.50%, 10/03/22		500	515,313
RKPF Overseas 2019 A Ltd.:
7.88%, 02/01/23		400	422,000
6.70%, 09/30/24		200	206,187
Ronshine China Holdings Ltd.:
10.50%, 03/01/22		200	213,687
8.75%, 10/25/22		765	798,469
8.95%, 01/22/23		615	649,978
8.10%, 06/09/23		200	208,500
Scenery Journey Ltd.:
11.00%, 11/06/20		600	603,938
11.50%, 10/24/22		435	421,270
12.00%, 10/24/23		626	598,417
Seazen Group Ltd.:
6.50%, 09/12/20		200	200,062
7.50%, 01/22/21		200	202,125
6.45%, 06/11/22		200	202,250
Shimao Group Holdings Ltd.:
6.38%, 10/15/21		550	569,078
6.13%, 02/21/24		200	212,250
5.60%, 07/15/26		200	213,188
Shui On Development Holding Ltd.:
6.25%, 11/28/21		400	405,500
5.75%, 11/12/23		200	198,500
Sunac China Holdings Ltd.:
6.88%, 08/08/20		200	200,125
7.88%, 02/15/22		400	411,000
7.25%, 06/14/22		460	468,625
7.95%, 10/11/23		200	206,625
6.65%, 08/03/24		200	197,750
7.00%, 07/09/25		272	269,365
Theta Capital Pte. Ltd., 8.13%, 01/22/25		200	184,813
Times China Holdings Ltd.:
7.63%, 02/21/22		200	205,250
6.75%, 07/16/23		1,000	1,023,750
VLL International, Inc., 5.75%, 11/28/24		200	194,000
Wanda Group Overseas Ltd., 7.50%, 07/24/22		670	651,366
Xinyuan Real Estate Co. Ltd., 7.75%, 02/28/21		200	162,250
Yango Justice International Ltd.:
6.80%, 03/11/21		400	400,000
10.00%, 02/12/23		250	263,516
9.25%, 04/15/23		249	256,003
8.25%, 11/25/23		272	271,150
Yanlord Land HK Co. Ltd.:
6.75%, 04/23/23		800	817,250
6.80%, 02/27/24		660	667,631
Yuzhou Group Holdings Co. Ltd.:
8.63%, 01/23/22		200	208,250
8.50%, 02/04/23		200	210,750
6.00%, 10/25/23		400	395,500
8.50%, 02/26/24		1,000	1,048,750
8.38%, 10/30/24		200	207,688
Zhenro Properties Group Ltd.:
5.60%, 02/28/21		200	198,687
9.15%, 03/08/22		600	619,312

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
8.70%, 08/03/22	USD	200	$204,938

			46,416,245

Road & Rail — 0.2%
Lima Metro Line 2 Finance Ltd., 4.35%, 04/05/36(b)		200	221,500
Pacific National Finance Pty. Ltd., 4.75%, 03/22/28		200	210,024
Rumo Luxembourg SARL, 5.88%, 01/18/25(b)		427	448,350
Uber Technologies, Inc.(b):
7.50%, 11/01/23		24	24,900
7.50%, 05/15/25		393	414,615
8.00%, 11/01/26		339	355,797
7.50%, 09/15/27		180	188,325

			1,863,511

Semiconductors & Semiconductor Equipment — 0.0%
Broadcom, Inc.(b):
4.70%, 04/15/25		276	315,649
3.15%, 11/15/25		83	89,510
Global A&T Electronics Ltd., 8.50%, 01/12/23		200	193,125

			598,284

Software — 0.6%(b)
ACI Worldwide, Inc., 5.75%, 08/15/26		266	277,305
Ascend Learning LLC:
6.88%, 08/01/25		187	192,610
6.88%, 08/01/25		1,165	1,194,125
Boxer Parent Co., Inc.:
7.13%, 10/02/25		288	317,520
9.13%, 03/01/26		395	418,700
BY Crown Parent LLC:
7.38%, 10/15/24		527	534,246
4.25%, 01/31/26		41	42,499
Castle US Holding Corp., 9.50%, 02/15/28		255	235,875
Change Healthcare Holdings LLC, 5.75%, 03/01/25		1,918	1,961,155
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24		939	1,002,382
Solera LLC, 10.50%, 03/01/24		675	714,150
Veritas US, Inc., 7.50%, 02/01/23		222	222,047

			7,112,614

Specialty Retail — 0.3%
Asbury Automotive Group, Inc.(b):
4.50%, 03/01/28		41	42,040
4.75%, 03/01/30		10	10,250
eG Global Finance plc(b):
6.75%, 02/07/25		200	208,960
8.50%, 10/30/25		200	218,484
Gap, Inc. (The), 8.88%, 05/15/27(b)		82	91,635
L Brands, Inc., 6.88%, 07/01/25(b)		275	296,169
Murphy Oil USA, Inc., 4.75%, 09/15/29		100	105,717
Penske Automotive Group, Inc., 5.50%, 05/15/26		156	163,020
PetSmart, Inc.(b):
7.13%, 03/15/23		176	177,760
5.88%, 06/01/25		297	304,425
SRS Distribution, Inc., 8.25%, 07/01/26(b)		1,094	1,137,760
Staples, Inc., 7.50%, 04/15/26(b)		426	373,730

			3,129,950

Technology Hardware, Storage & Peripherals — 0.1%(b)
Dell International LLC, 5.85%, 07/15/25		113	132,152
Diebold Nixdorf, Inc., 9.38%, 07/15/25		65	68,757
NCR Corp.:
8.13%, 04/15/25		40	44,388
5.75%, 09/01/27		39	40,267

Security		Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
6.13%, 09/01/29	USD	390	$427,226

			712,790

Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands, Inc., 5.38%, 05/15/25(b)		63	67,725
Levi Strauss & Co., 5.00%, 05/01/25(b)		75	76,695
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		200	66,562
William Carter Co. (The), 5.50%, 05/15/25(b)		36	38,307

			249,289

Thrifts & Mortgage Finance — 0.1%
Mongolian Mortgage Corp. HFC LLC:
9.75%, 01/29/22		800	721,500
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(b)		197	200,940

			922,440

Trading Companies & Distributors — 0.1%(b)
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 08/01/27		27	27,877
WESCO Distribution, Inc.:
7.13%, 06/15/25		554	607,954
7.25%, 06/15/28		385	420,613

			1,056,444

Transportation Infrastructure — 0.0%
Royal Capital BV, 5.88%(h)		200	200,938

Wireless Telecommunication Services — 0.5%
Comunicaciones Celulares SA, 6.88%, 02/06/24(b)		273	279,654
Connect Finco SARL, 6.75%, 10/01/26(b)		1,225	1,255,992
Millicom International Cellular SA, 5.13%, 01/15/28		527	552,642
Sprint Corp.:
7.88%, 09/15/23		35	40,600
7.13%, 06/15/24		45	52,495
7.63%, 02/15/25		274	332,792
7.63%, 03/01/26		173	216,246
T-Mobile USA, Inc., 4.75%, 02/01/28		21	22,756
VEON Holdings BV, 4.00%, 04/09/25(b)		252	260,033
Vodafone Group plc, (USD Swap Semi 5 Year + 4.87%), 7.00%, 04/04/79(d)		2,305	2,773,249
VTR Comunicaciones SpA, 5.13%, 01/15/28(b)		400	426,000

			6,212,459

Total Corporate Bonds — 28.6% (Cost: $334,011,056)			339,100,268

Equity-Linked Notes — 15.7%

Aerospace & Defense — 0.1%
Royal Dutch Shell plc (L3Harris Technologies, Inc.), 0.00%, 10/20/20(b)		9	1,477,064

Banks — 0.9%
Barclays Bank plc (Bank of America Corp.), 18.60%, 10/14/20		121	2,970,832
Barclays Bank plc (JPMorgan Chase & Co.), 15.63%, 11/19/20		44	4,335,291
BNP Paribas SA (PNC Financial Services Group, Inc. (The)), 19.89%, 11/18/20		14	1,503,794
BNP Paribas SA (US Bancorp), 18.88%, 11/18/20		39	1,448,966

			10,258,883

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Beverages — 0.6%
Barclays Bank plc (PepsiCo, Inc.), 11.00%, 11/19/20	USD	21	$2,947,709
BNP Paribas SA (Coca-Cola Co (The)), 9.92%, 11/18/20		78	3,700,190

			6,647,899

Biotechnology — 0.5%
Merrill Lynch International & Co. (Biogen, Inc.), 16.75%, 10/19/20		2	617,217
Royal Dutch Shell plc (AbbVie, Inc.), 0.00%, 12/03/20(b)		32	2,979,963
Royal Dutch Shell plc (Gilead Sciences, Inc.), 0.00%, 10/22/20(b)		30	2,094,280

			5,691,460

Building Products — 0.1%
Royal Dutch Shell plc (Johnson Controls International plc), 0.00%, 10/22/20(b)		39	1,493,997

Capital Markets — 0.5%
HSBC Bank plc (Goldman Sachs Group, Inc. (The)), 17.30%, 10/13/20		7	1,358,489
JPMorgan Structured Products BV (Charles SchwabCorp. (The)), 16.53%, 10/14/20(b)		41	1,400,063
Merrill Lynch International & Co. (Intercontinental Exchange, Inc.), 10.55%, 10/21/20		16	1,494,066
Royal Bank of Canada (S&P Global, Inc.), 11.02%, 11/27/20(b)		4	1,458,953

			5,711,571

Chemicals — 0.5%
Barclays Bank plc (Sherwin-Williams Co (The)), 9.60%, 10/16/20		2	1,456,814
JPMorgan Structured Products BV (Celanese Corp.), 13.07%, 10/19/20(b)		5	475,540
Merrill Lynch International & Co. (Air Products and Chemicals, Inc.), 10.91%, 11/05/20		2	610,527
Merrill Lynch International & Co. (Dow, Inc.), 15.08%, 11/18/20		29	1,214,359
Merrill Lynch International & Co. (Ecolab, Inc.), 12.84%, 10/19/20		6	1,145,302
Merrill Lynch International & Co. (PPG Industries, Inc.), 16.78%, 10/19/20		9	978,688

			5,881,230

Commercial Services & Supplies — 0.8%
BNP Paribas SA (Copart, Inc.), 12.52%, 08/10/20(b)		41	3,776,074
Merrill Lynch International & Co. (Republic Services, Inc.), 20.55%, 08/06/20		44	3,705,528
Merrill Lynch International & Co. (Waste Management, Inc.), 9.08%, 11/25/20		14	1,489,088

			8,970,690

Communications Equipment — 0.4%
Citigroup Global Markets Holdings, Inc. (Cisco Systems, Inc.), 13.09%, 08/11/20(b)		114	5,331,594

Construction Materials — 0.1%
Merrill Lynch International & Co. (Martin Marietta Materials, Inc.), 19.17%, 10/19/20		3	700,654

Consumer Finance — 0.1%
Merrill Lynch International & Co. (Capital One Financial Corp.), 21.79%, 10/21/20		10	616,543
Royal Bank of Canada (Discover Financial Services), 25.07%, 10/21/20(b)		12	600,041

			1,216,584

Security		Par (000)	Value

Diversified Telecommunication Services — 0.5%
Merrill Lynch International & Co. (Verizon Communications, Inc.), 7.88%, 10/26/20	USD	44	$2,540,631
Royal Bank of Canada (AT&T, Inc.), 10.01%, 11/18/20(b)		104	3,100,308

			5,640,939

Electric Utilities — 0.3%
Nomura Holdings, Inc. (NextEra Energy, Inc.), 12.10%, 10/22/20		9	2,496,200
Societe Generale SA (Southern Co (The)), 13.03%, 10/21/20		27	1,492,920

			3,989,120

Entertainment — 0.2%
Merrill Lynch International & Co. (Netflix, Inc.), 17.69%, 11/23/20		2	1,163,434
Royal Dutch Shell plc (Electronic Arts, Inc.), 0.00%, 10/20/20(b)		11	1,514,412

			2,677,846

Equity Real Estate Investment Trusts (REITs) — 0.6%
Merrill Lynch International & Co. (American Tower Corp.), 16.44%, 11/25/20		9	2,235,331
Merrill Lynch International & Co. (Crown Castle International Corp.), 13.40%, 10/21/20		9	1,495,102
Merrill Lynch International & Co. (Equity Residential), 21.37%, 10/19/20		13	715,067
Merrill Lynch International & Co. (Prologis, Inc.), 14.45%, 10/19/20		13	1,293,755
Societe Generale SA (AvalonBay Communities, Inc.), 11.83%, 10/21/20		6	898,340

			6,637,595

Food & Staples Retailing — 0.7%
Barclays Bank plc (Costco Wholesale Corp.), 9.06%, 09/21/20		11	3,604,888
Merrill Lynch International & Co. (Sprouts Farmers Market, Inc.), 14.91%, 10/21/20		34	891,421
Royal Bank of Canada (Kroger Co (The)), 17.68%, 09/14/20(b)		109	3,674,872

			8,171,181

Food Products — 0.3%
Merrill Lynch International & Co. (Kellogg Co.), 10.75%, 10/21/20		13	894,264
Nomura Holdings, Inc. (Quality Pork International, Inc.), 17.90%, 10/16/20		7	683,933
Royal Bank of Canada (Hershey Co (The)), 8.48%, 11/18/20(b)		9	1,256,928
Societe Generale SA (Archer-Daniels-Midland Co.), 14.64%, 10/21/20		21	898,252

			3,733,377

Health Care Equipment & Supplies — 0.4%(b)
JPMorgan Structured Products BV (Abbott Laboratories), 11.52%, 11/20/20		31	3,018,804
JPMorgan Structured Products BV (Edwards Lifesciences Corp.), 11.77%, 10/22/20		8	628,338
Royal Bank of Canada (Danaher Corp.), 8.62%, 10/22/20		6	1,256,777

			4,903,919

Health Care Providers & Services — 0.8%
Barclays Bank plc (CVS Health Corp.), 7.48%, 08/04/20		55	3,476,945
BNP Paribas SA (HCA Healthcare, Inc.), 17.13%, 10/19/20		5	640,987
BNP Paribas SA (UnitedHealth Group, Inc.), 12.63%, 11/18/20		14	4,381,739

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Societe Generale SA (Anthem, Inc.), 11.49%, 12/02/20	USD	4	$1,145,952

			9,645,623

Hotels, Restaurants & Leisure — 0.3%(b)
JPMorgan Structured Products BV (Domino’s Pizza, Inc.), 11.40%, 10/14/20		4	1,399,355
JPMorgan Structured Products BV (Starbucks Corp.), 12.52%, 10/19/20		15	1,181,453
Royal Bank of Canada (Chipotle Mexican Grill, Inc.), 12.32%, 10/21/20		1	629,372

			3,210,180

Household Durables — 0.3%
Barclays Bank plc (Toll Brothers, Inc.), 21.96%, 08/17/20		109	3,991,757

Household Products — 0.6%
Royal Bank of Canada (Kimberly-Clark Corp.), 7.36%, 11/18/20(b)		8	1,267,907
Royal Dutch Shell plc (Colgate-Palmolive Co.), 0.00%, 10/20/20(b)		19	1,492,106
Societe Generale SA (Procter & Gamble Co. (The)), 0.40%, 10/21/20		34	4,466,661

			7,226,674

Insurance — 0.1%
Royal Dutch Shell plc (Aon plc), 0.00%, 10/20/20(b)		7	1,500,820

Interactive Media & Services — 0.2%
Royal Dutch Shell plc (Alphabet, Inc.), 0.00%, 12/01/20(b)		2	2,405,098

Internet & Direct Marketing Retail — 0.7%
Royal Dutch Shell plc (Amazon.com, Inc.), 0.00%, 10/22/20(b)		2	7,158,433
Societe Generale SA (eBay, Inc.), 14.30%, 10/19/20		13	708,929

			7,867,362

IT Services — 0.3%(b)
JPMorgan Structured Products BV (Visa, Inc.), 8.72%, 10/19/20		9	1,787,923
Nomura Holdings, Inc. (Mastercard, Inc.), 12.48%, 10/21/20		7	2,233,464

			4,021,387

Life Sciences Tools & Services — 0.2%
Nomura Holdings, Inc. (Thermo Fisher Scientific, Inc.), 10.64%, 10/20/20		3	1,254,135
Nomura Holdings, Inc. (Waters Corp.), 13.26%, 10/16/20		4	840,126

			2,094,261

Machinery — 0.0%
Merrill Lynch International & Co. (PACCAR, Inc.), 12.02%, 10/21/20		7	618,016

Media — 0.1%
Royal Dutch Shell plc (Altice USA, Inc.), 0.00%, 10/22/20(b)		33	898,123

Metals & Mining — 0.1%
JPMorgan Structured Products BV (Alcoa Corp.), 20.40%, 10/14/20(b)		75	1,002,418

Multiline Retail — 0.6%(b)
JPMorgan Structured Products BV (Target Corp.), 17.08%, 08/10/20		29	3,642,960
Royal Bank of Canada (Dollar General Corp.), 13.03%, 08/26/20		18	3,508,650

			7,151,610

Security		Par (000)	Value

Pharmaceuticals — 1.0%
Nomura Holdings, Inc. (Pfizer, Inc.), 16.08%, 11/27/20	USD	74	$2,887,521
Royal Dutch Shell plc (Merck & Co, Inc.), 0.00%, 10/20/20(b)		37	2,989,409
UBS AG (Johnson & Johnson), 10.50%, 11/20/20		38	5,654,901

			11,531,831

Professional Services — 0.1%
Royal Bank of Canada (TransUnion), 12.95%, 10/16/20(b)		10	867,464

Road & Rail — 0.4%
Merrill Lynch International & Co. (CSX Corp.), 13.40%, 10/15/20		18	1,248,194
Merrill Lynch International & Co. (Norfolk Southern Corp.), 12.98%, 10/19/20		6	1,171,540
Nomura Holdings, Inc. (Union Pacific Corp.), 11.75%, 10/15/20		7	1,228,765
Royal Bank of Canada (Kansas City Southern), 15.55%, 11/23/20(b)		6	935,447

			4,583,946

Semiconductors & Semiconductor Equipment — 0.4%
Societe Generale SA (Advanced Micro Devices, Inc.), 18.18%, 10/19/20		16	1,199,174
Societe Generale SA (Lam Research Corp.), 18.87%, 10/19/20		3	1,210,553
Societe Generale SA (QUALCOMM, Inc.), 15.69%, 10/21/20		21	2,234,486

			4,644,213

Software — 0.5%
Citigroup Global Markets Holdings, Inc. (Microsoft Corp.), 13.70%, 11/18/20(b)		24	5,019,730
Merrill Lynch International & Co. (ServiceNow, Inc.), 18.13%, 10/21/20		3	1,486,403

			6,506,133

Specialty Retail — 0.4%
Merrill Lynch International & Co. (O’Reilly Automotive, Inc.), 7.90%, 10/21/20		2	887,556
Merrill Lynch International & Co. (Tractor Supply Co.), 13.11%, 10/22/20		4	619,382
Royal Bank of Canada (Home Depot, Inc. (The)), 16.68%, 08/10/20(b)		15	3,695,352

			5,202,290

Technology Hardware, Storage & Peripherals — 0.7%
Royal Dutch Shell plc (Apple, Inc.), 0.00%, 10/22/20(b)		20	8,389,694

Tobacco — 0.3%
Nomura Holdings, Inc. (Philip Morris International, Inc.), 15.51%, 10/20/20		17	1,259,504
Royal Bank of Canada (Altria Group, Inc.), 16.12%, 11/27/20(b)		51	2,116,111

			3,375,615

Total Equity-Linked Notes — 15.7% (Cost: $184,395,361)			185,870,118

Floating Rate Loan Interests — 6.8%

Aerospace & Defense — 0.2%
Bleriot US Bidco, Inc., Term Loan, (LIBOR USD 3 Month + 4.75%), 5.06%, 10/31/26(c)(m)		11	11,236
Bleriot US Bidco, Inc., Term Loan B, (LIBOR USD 3 Month + 4.75%), 5.06%, 10/30/26(c)(m)		74	71,908
Dynasty Acquisition Co., Inc., Term Loan: (LIBOR USD 3 Month + 3.50%), 3.81%, 04/06/26(m)		873	696,363

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.00%, 11/28/21(m)	USD	141	$131,952
Sequa Mezzanine Holdings LLC, Term Loan, 11/28/23(m)(n)		4	3,299
TransDigm, Inc., Term Loan:(m)
(LIBOR USD 1 Month + 2.25%), 2.41%, 08/22/24		917	856,514
(LIBOR USD 1 Month + 2.25%), 2.41%, 12/09/25		27	25,465

			1,796,737

Airlines — 0.1%(m)
American Airlines, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 1.92%, 01/29/27		408	281,460
American Airlines, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.17%, 12/15/23		27	19,856
American Airlines, Inc., Term Loan B23, (LIBOR USD 1 Month + 2.00%), 2.17%, 04/28/23		179	134,385
JetBlue Airways Corp., Term Loan, (LIBOR USD 3 Month + 5.25%), 6.25%, 06/17/24		90	88,669
Kestrel Bidco, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.00%, 12/11/26		488	356,794

			881,164

Auto Components — 0.1%(m)
Panther BF Aggregator 2 LP, Term Loan B, (LIBOR USD 1 Month + 3.50%), 3.67%, 04/30/26		847	825,489
Wand Newco 3, Inc., Term Loan, 02/05/26(n)		284	271,246

			1,096,735

Automobiles — 0.0%
Dealer Tire LLC, Term Loan B1, (LIBOR USD 1 Month + 4.25%), 4.41%, 12/12/25(m)		385	374,135

Building Products — 0.1%(m)
CPG Merger Sub LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 4.75%, 05/05/24		259	257,418
Wilsonart LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.25%, 12/19/23		511	498,458

			755,876

Capital Markets — 0.0%(m)
Fortress Investment Group LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.16%, 12/27/22		82	80,413
Greenhill & Co., Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 04/12/24(c)		231	219,067
Travelport Finance (Luxembourg) SA, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.07%, 05/29/26		357	214,086

			513,566

Chemicals — 0.2%(m)
Alpha 3 BV, Term Loan, 01/31/24(n)		534	525,143
Ascend Performance Materials LLC, Term Loan B, (LIBOR USD 3 Month + 5.25%), 6.25%, 08/27/26(c)		298	298,494
Axalta Dupont PC, Term Loan, (LIBOR USD 3 Month + 1.75%), 2.06%, 06/01/24		213	208,475
Chemours Co. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 1.92%, 04/03/25		119	112,685
Ennis-Flint Road Infrastructure Investment, Term Loan, (LIBOR USD 3 Month + 2.50%), 4.50% - 5.75%, 06/13/23		171	155,243

Security		Par (000)	Value

Chemicals (continued)
Greenrock Finance, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 4.50%, 06/28/24	USD	115	$107,443
Illuminate Buyer LLC, Term Loan, (LIBOR USD 3 Month + 4.00%), 4.31%, 06/30/27		294	290,834
Invictus Co., Term Loan B, (LIBOR USD 1 Month + 3.00%), 3.16%, 03/28/25		136	126,943
Messer Industries GmbH, Term Loan, 03/02/26(n)		311	304,181
Momentive Performance Materials, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 3.42%, 05/15/24		178	167,163
Nouryon Finance BV, Term Loan, (LIBOR USD 1 Month + 3.00%), 3.18%, 10/01/25		36	34,670
OXEA Holding Vier GmbH, Term Loan, (LIBOR USD 1 Month + 3.50%), 3.69%, 10/14/24		305	285,942

			2,617,216

Commercial Services & Supplies — 0.2%(m)
Advanced Disposal Services, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 3.00%, 11/10/23		252	250,641
Allied Universal Holdco LLC, Term Loan B, (LIBOR USD 1 Month + 4.25%), 4.41%, 07/10/26		249	245,305
Brand Energy & Infrastructure Services, Inc., Term Loan, 06/21/24(n)		448	407,622
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 3.26%, 11/01/24		516	514,996
Diamond (BC) BV, Term Loan, (LIBOR USD 1 Month + 3.00%), 3.16% - 3.26%, 09/06/24		309	290,912
Prime Security Services Borrower LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 4.25%, 09/23/26		282	276,935
Spring Education Group, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 4.56%, 07/30/25		44	40,313
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.91%, 05/01/24		757	736,237
West Corp., Term Loan, 10/10/24(n)		196	172,321

			2,935,282

Construction & Engineering — 0.0%(m)
Ply Gem, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 3.93%, 04/01/25		89	87,363
SRS Distribution, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.07%, 05/23/25		316	304,605

			391,968

Construction Materials — 0.1%(m)
American Builders And Contractors Supply, Term Loan, (LIBOR USD 1 Month + 2.00%), 2.16%, 01/15/27		274	265,792
Core & Main LP, Term Loan, (LIBOR USD 6 Month + 2.75%), 3.75%, 08/01/24		719	698,818
Forterra Finance LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 10/25/23		185	180,273

			1,144,883

Containers & Packaging — 0.2%(m)
Berry Global, Inc., Term Loan:
(LIBOR USD 1 Month + 2.00%), 2.19%, 10/01/22		80	78,420
(LIBOR USD 1 Month + 2.00%), 2.19%, 07/01/26		149	144,142
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 3.52%, 04/03/24		393	366,085

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging (continued)
Charter NEX US, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 3.75%, 05/16/24	USD	529	$517,492
Flex Acquisition Co., Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.00%, 12/29/23		385	372,557
Graham Packaging Co. LP, Term Loan, 08/04/27(n)		106	105,678
Pregis TopCo LLC, Term Loan, (LIBOR USD 1 Month + 4.00%), 4.16%, 07/31/26		84	82,633
Reynolds Group Holdings, Inc., 1st Lien Term Loan, 02/05/23(n)		671	657,097
Tosca Services, Term Loan, 07/28/27(n)		105	104,693

			2,428,797

Diversified Consumer Services — 0.2%(m)
AlixPartners LLP, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 2.66%, 04/04/24		528	516,205
Bright Horizons Family Solutions, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 2.50%, 11/07/23		228	221,155
Maverick Purchaser Sub, LLC, Term Loan, (LIBOR USD 1 Month + 4.00%), 4.16%, 01/29/27		54	53,595
Mileage Plus Holdings LLC, Term Loan, (LIBOR USD 3 Month + 5.25%), 6.25%, 06/21/27		306	305,082
Research Now, Inc., Term Loan, (LIBOR USD 3 Month + 5.50%), 6.50%, 12/07/24		149	140,117
SIRVA Worldwide, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.50%), 5.66% - 5.86%, 08/04/25		191	138,879
Sotheby’s, Inc., Term Loan B, (LIBOR USD 1 Month + 5.50%), 6.50%, 01/15/27		444	421,954
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 05/06/24		131	125,721
Trugreen Ltd. Partnership, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.75%), 3.91%, 03/19/26		203	198,779

			2,121,487

Diversified Financial Services — 0.3%(m)
Advisor Group Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 5.16%, 07/31/26		190	178,936
Belron Finance LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 2.77%, 10/30/26		178	174,246
BW Gas & Convenience Holdings LLC, Term Loan, (LIBOR USD 1 Month + 6.25%), 6.43%, 11/13/26		105	102,846
Connect Finco SARL, Term Loan B, 12/11/26(n)		1,120	1,089,258
Deerfield Dakota Holding, LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 04/09/27		572	563,378
Genuine Financial Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 3.91%, 07/11/25		404	368,429
SMG US Midco 2, Inc., Term Loan, (LIBOR USD 3 Month + 2.50%), 2.66% - 2.76%, 01/23/25		229	193,844
VICI Properties 1 LLC, Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.93%, 12/22/24		564	541,141
Ziggo Finance Partnership, Term Loan, (LIBOR USD 1 Month + 2.50%), 2.67%, 04/30/28		209	200,454

			3,412,532

Security		Par (000)	Value

Diversified Telecommunication Services — 0.3%(m)
Altice Financing SA, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.92%, 01/31/26	USD	350	$336,084
Altice Financing SA, Term Loan B, (LIBOR USD 1 Month + 2.75%), 2.92%, 07/15/25		55	52,473
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 4.17%, 08/14/26		536	523,575
Iridium Satellite LLC, Term Loan, 11/04/26(n)		253	252,214
Level 3 Financing, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 1.91%, 03/01/27		328	317,409
MTN Infrastructure TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 11/15/24		401	389,951
Northwest Fiber LLC, Term Loan, (LIBOR USD 1 Month + 5.50%), 5.67%, 04/30/27		113	112,153
Telesat Canada, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.92%, 12/07/26		75	72,292
Zayo Group LLC, Term Loan, 03/09/27(n)		1,717	1,665,549

			3,721,700

Electric Utilities — 0.1%(m)
Calpine Corp., Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.16%, 01/15/25		74	71,285
Edgewater Generation LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 3.91%, 12/13/25		138	133,292
PGE Corp., Term Loan, (LIBOR USD 3 Month + 4.50%), 5.50%, 06/23/25		374	369,441

			574,018

Electrical Equipment — 0.0%
Graftech International Ltd., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 4.50%, 02/12/25(m)		278	270,112

Entertainment — 0.1%(m)
Creative Artists Agency LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 3.91%, 11/27/26		316	299,195
Datto, Inc., 1st Lien Term Loan, 04/02/26(n)		65	64,806
Kingpin Intermediate Holdings LLC, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 4.50%, 07/03/24		268	215,086
Live Nation Entertainment, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.94%, 10/19/26		306	282,906
Renaissance Learning, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 3.41%, 05/30/25		8	7,879
UFC Holdings LLC, First Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 4.25%, 04/29/26		85	82,254
William Morris Endeavor Entertainment LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 2.92%, 05/18/25		449	353,823

			1,305,949

Equity Real Estate Investment Trusts (REITs) — 0.0%(m)
Claros Mortgage Trust, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.44%, 08/09/26(c)		93	86,614
DTZ US Borrower LLC, Term Loan, 08/21/25(n)		204	195,006
RHP Hotel Properties LP, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.00%), 2.17%, 05/11/24		76	71,828

			353,448

Food & Staples Retailing — 0.1%(m)
H-Food Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 3.85%, 05/23/25		274	264,050
H-Food Incremental, Term Loan, 05/23/25(n)		131	128,516

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food & Staples Retailing (continued)
US Foods, Inc., Term Loan B:
06/27/23(n)	USD	460	$435,275
(LIBOR USD 3 Month + 2.00%), 3.07%, 08/14/26		365	342,883

			1,170,724

Food Products — 0.2%(m)
1011778 BC ULC, Term Loan B4, (LIBOR USD 1 Month + 1.75%), 1.91%, 11/19/26		374	358,714
8th Avenue Food & Provisions, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 3.67%, 10/01/25		178	174,738
Aramark Services, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 1.91%, 03/11/25		84	79,695
B&G Foods, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 2.66%, 10/10/26		21	21,058
Chobani LLC, Term Loan, 10/10/23(n)		609	602,277
Froneri International Ltd., 2nd Lien Term Loan, (LIBOR USD 1 Month + 5.75%), 5.91%, 01/31/28		23	22,195
Froneri International Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 2.41%, 01/29/27		777	744,170
Hostess Brands LLC, Term Loan, (LIBOR USD 3 Month + 2.25%), 3.00%, 08/03/25		179	174,311
Nomad Foods Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 2.42%, 05/15/24		177	171,569
Pathway Vet Alliance LLC, Term Loan, (LIBOR USD 6 Month + 4.00%), 4.18%, 03/31/27		66	64,324
TMK Hawk Parent Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 4.58%, 08/28/24		427	325,914

			2,738,965

Health Care Equipment & Supplies — 0.1%
Sotera Health Holdings LLC, Term Loan, (LIBOR USD 1 Month + 4.50%), 5.50%, 12/11/26(m)		813	809,791

Health Care Providers & Services — 0.3%(m)
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 5.50%, 06/30/25(c)		108	106,725
Azalea TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 3.66% - 3.76%, 07/24/26		333	326,655
CHG Healthcare Services, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.07%, 06/07/23		303	297,982
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 05/31/25		95	85,193
Envision Healthcare Corp., Term Loan, (LIBOR USD 1 Month + 3.75%), 3.91%, 10/10/25		288	188,707
Eyecare Partners LLC, Term Loan:
02/18/27(n)		32	29,023
(LIBOR USD 3 Month + 3.75%), 4.82%, 02/18/27		136	124,073
HCA, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.91%, 03/13/25		80	78,622
MPH Acquisition Holdings LLC, Term Loan, 06/07/23(n)		158	155,750
nThrive, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 4.50%), 5.50%, 10/20/22		158	138,451
Option Care Health, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.50%), 4.66%, 08/06/26		295	292,993
Ortho-Clinical Diagnostics, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.42%, 06/30/25		444	431,147

Security		Par (000)	Value

Health Care Providers & Services (continued)
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 3.75%, 02/06/24	USD	107	$84,369
WCG Purchaser Corp., Term Loan, (LIBOR USD 3 Month + 4.00%), 5.24%, 01/08/27		203	200,463
Wink Holdco, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 12/02/24		226	220,527
WP CityMD Bidco LLC, Term Loan, (LIBOR USD 3 Month + 4.50%), 5.50% - 5.57%, 08/13/26		207	205,881

			2,966,561

Health Care Technology — 0.1%
Change Healthcare Holdings LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 3.50%, 03/01/24(m)		582	568,380

Hotels, Restaurants & Leisure — 0.3%(m)
Aimbridge Acquisition, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 3.92%, 02/02/26		111	94,764
Aristocrat Leisure Ltd., Term Loan, (LIBOR USD 3 Month + 3.75%), 4.75%, 10/19/24(c)		132	132,660
Caesars Resort Collection LLC, Term Loan:
(LIBOR USD 1 Month + 2.75%), 2.91%, 12/23/24		414	380,206
07/21/25(n)		441	424,326
CityCenter Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.00%, 04/18/24		311	287,106
Flutter Entertainment plc, Term Loan, (LIBOR USD 3 Month + 3.50%), 3.81%, 07/10/25		163	162,685
Golden Nugget Online Gaming, Inc., Term Loan, (LIBOR USD 6 Month + 12.00%), 13.00%, 10/04/23(c)		23	26,188
Golden Nugget, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 3.25%, 10/04/23		278	231,532
IRB Holding Corp., Term Loan, (LIBOR USD 3 Month + 2.75%), 3.75%, 02/05/25		268	250,730
KFC Holding Co., Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.94%, 04/03/25		109	105,478
Playa Resorts Holding BV, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 3.75%, 04/29/24		49	41,821
Playtika Holding Corp., Term Loan B, (LIBOR USD 3 Month + 6.00%), 7.07%, 12/10/24		159	160,117
Scientific Games International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.75%), 2.91% - 3.61%, 08/14/24		111	100,489
Station Casinos LLC, Term Loan B, 02/08/27(n)		257	236,650
Whatabrands LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 2.92%, 07/31/26		402	386,628

			3,021,380

Household Products — 0.0%
Reynolds Consumer Products LLC, Term Loan, (LIBOR USD 1 Month + 1.75%), 1.91%, 02/04/27(m)		185	180,703

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., Term Loan, (LIBOR USD 1 Month + 2.00%), 2.16%, 08/12/26(m)		399	387,836

Industrial Conglomerates — 0.1%(m)
AVSC Holding Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 4.25%, 03/03/25		551	392,521
Filtration Group Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 3.16%, 03/31/25		184	179,177

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Industrial Conglomerates (continued)
Vertiv Group Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 3.16%, 03/02/27	USD	981	$957,255

			1,528,953

Insurance — 0.4%(m)
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.91%, 05/09/25		499	480,474
AmWINS Group, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 3.75%, 01/25/24		444	437,234
AssuredPartners, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 3.66%, 02/12/27		167	161,446
AssuredPartners, Inc., Term Loan B, (LIBOR USD 1 Month + 4.50%), 5.50%, 02/12/27		53	52,339
Asurion LLC, 1st Lien Term Loan B6, (LIBOR USD 1 Month + 3.00%), 3.16%, 11/03/23		128	126,340
Asurion LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 3.16%, 11/03/24		891	875,348
Asurion LLC, Term Loan B4, (LIBOR USD 1 Month + 3.00%), 3.16%, 08/04/22		33	32,160
HUB International Ltd., Term Loan B:
(LIBOR USD 3 Month + 3.00%), 3.22% - 3.26%, 04/25/25		635	616,135
(LIBOR USD 3 Month + 4.00%), 5.00%, 04/25/25		78	78,089
Ryan Specialty Group, Term Loan, 06/29/27(n)		212	210,410
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, 12/31/25(n)		361	344,210
Sedgwick Claims Management Services, Term Loan, (LIBOR USD 1 Month + 4.25%), 5.25%, 09/03/26		117	115,440
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 3.31%, 05/16/24		676	652,015

			4,181,640

Interactive Media & Services — 0.0%
Goodrx, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 2.91%, 10/10/25(m)		221	215,944

IT Services — 0.8%(m)
Ancestry.com Operations, Inc., Term Loan B:
(LIBOR USD 1 Month + 3.75%), 4.75%, 10/19/23		391	382,711
08/27/26(n)		47	45,682
Applied Systems, Inc., Term Loan:
(LIBOR USD 3 Month + 3.25%), 4.25%, 09/19/24		552	546,211
(LIBOR USD 3 Month + 7.00%), 8.00%, 09/19/25		33	33,217
Boxer Parent Co., Inc., Term Loan B, 10/02/25(n)		313	301,315
Camelot U.S. Acquisition 1 Co., Term Loan B, 10/30/26(n)		583	569,486
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 04/29/24		354	350,650
Epicor Software Corp. Term Loan, 07/30/27(n)		180	179,445
Epicor Software Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 06/01/22		372	371,754
Epicor Software Corp., 2nd Lien Term Loan, 07/31/28(n)		270	275,400
Greeneden US Holdings I LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.41%, 12/01/23		663	652,228
IG Investments Holdings LLC, Term Loan, (LIBOR USD 3 Month + 4.00%), 5.00%, 05/23/25		477	454,414

Security		Par (000)	Value

IT Services (continued)
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.41%, 11/29/24	USD	224	$212,706
Mitchell International, Inc., Term Loan, 11/29/24(n)		255	247,987
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 3.81%, 08/01/24		94	75,772
Pug LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 3.66%, 02/12/27		377	318,284
Rackspace Hosting, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.00%, 11/03/23		42	40,932
Solera LLC, Term Loan B1, (LIBOR USD 1 Month + 2.75%), 2.91%, 03/03/23		518	508,456
Sophia LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.25%, 09/30/22		653	647,478
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.91%, 04/16/25		50	48,375
SS&C Technologies Holdings, Inc., Term Loan B5, (LIBOR USD 1 Month + 1.75%), 1.91%, 04/16/25		244	235,986
Trans Union LLC, Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.91%, 11/16/26		492	478,424
Veritas US Inc., Term Loan B1, 01/27/23(n)		52	49,642
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 4.66%, 08/27/25		330	328,028
Vertafore, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.41%, 07/02/25		726	689,658
VS Buyer LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.42%, 02/28/27		353	345,885
WEX, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 2.41%, 05/15/26		539	519,609

			8,909,735

Life Sciences Tools & Services — 0.1%(m)
Avantor Funding, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 3.25%, 11/21/24		222	219,906
eResearchTechnology, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 5.50%, 02/04/27		355	353,520

			573,426

Machinery — 0.1%(m)
Gates Global LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 3.75%, 04/01/24		503	490,619
Ingersoll-Rand Services Co., Term Loan, (LIBOR USD 1 Month + 1.75%), 1.91%, 03/01/27		314	301,668
Titan Acquisition Ltd., Term Loan, 03/28/25(n)		746	686,035
Vertical Midco GmbH, 1st Lien Term Loan, 07/14/27(n)		228	224,676

			1,702,998

Media — 0.4%(m)
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.00%, 07/12/24		229	224,176
Cable One, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 1.92%, 05/01/24		54	53,962
Charter Communications Operating, Term Loan B1, 04/30/25(n)		403	393,962
Clear Channel Outdoor Holdings, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 3.71% - 3.76%, 08/21/26		826	733,215
CSC Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 2.42%, 07/17/25		108	104,046
CSC Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 2.67%, 04/15/27		472	456,108

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Diamond Sports Group LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 3.42%, 08/24/26	USD	26	$20,331
Gray Television, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 2.42%, 02/07/24		202	196,108
Intelsat Jackson Holdings SA, Term Loan:
(LIBOR USD 6 Month + 5.50%), 6.50% - 6.50%, 07/13/22		13	13,202
(LIBOR USD 6 Month + 4.75%), 8.00%, 11/27/23		75	75,433
LCPR Loan Financing LLC, Term Loan, (LIBOR USD 1 Month + 5.00%), 5.17%, 10/15/26		110	110,275
Learfield Communications LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.25%, 12/01/23		546	389,431
Lions Gate Capital Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 2.41%, 03/24/25		139	133,483
Midcontinent Communications, Term Loan, (LIBOR USD 6 Month + 1.75%), 1.91%, 08/15/26		73	71,333
Nexstar Broadcasting, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 2.92%, 09/18/26		72	69,599
Radiate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 3.75%, 02/01/24		330	323,304
Sinclair Television Group, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 2.42%, 01/03/24		67	64,831
Terrier Media Buyer, Inc., Term Loan, (LIBOR USD 1 Month + 4.25%), 4.41%, 12/17/26		354	344,144
Trader Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 09/28/23(c)		541	519,360
Virgin Media Bristol LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 2.67%, 01/31/28		290	281,053
Xplornet Communications, Inc., Term Loan, (LIBOR USD 1 Month + 4.75%), 4.91%, 06/10/27		535	520,453

			5,097,809

Metals & Mining — 0.1%(m)
Ball Metalpack Finco LLC, Term Loan, (LIBOR USD 3 Month + 4.50%), 4.86%, 07/31/25		203	189,360
Equinox Holdings, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.07%, 03/08/24		506	377,322

			566,682

Multiline Retail — 0.0%(m)
Neiman Marcus Group Ltd. Inc., Term Loan, 05/08/25(c)(n)		47	47,357
Neiman Marcus Group Ltd. LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 7.00%), 0.65%, 10/25/23		160	29,512
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 1 Month + 12.75%), 14.00% - 14.00%, 10/07/20		32	32,828

			109,697

Multi-Utilities — 0.0%
ExGen Renewables IV LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.00%, 11/28/24(m)		245	241,839

Oil, Gas & Consumable Fuels — 0.1%(m)
California Resources Corp., Term Loan, (LIBOR USD 3 Month + 10.38%), 11.38%, 12/31/21(e)(g)		208	6,582
CITGO Holding, Inc., Term Loan, (LIBOR USD 6 Month + 7.00%), 8.00%, 08/01/23		199	188,575

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Euro Garages Ltd., Term Loan B, (LIBOR USD 6 Month + 4.00%), 5.07%, 02/07/25	USD	428	$406,227

			601,384

Personal Products — 0.1%
Sunshine Luxembourg VII SARL, Term Loan, 10/01/26(m)(n)		662	658,602

Pharmaceuticals — 0.2%(m)
Amneal Pharmaceuticals LLC, Term Loan B18, (LIBOR USD 1 Month + 3.50%), 3.69%, 03/21/25		290	272,250
Bausch Health Cos., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 3.18%, 06/02/25		869	853,768
Catalent, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.25%, 05/18/26		260	257,443
Elanco Animal Health, Inc., Term Loan B, 08/01/27(n)		182	177,422
Grifols Worldwide Operations Ltd., Term Loan B, 11/15/27(n)		132	129,030
Jaguar Holding Co. I, Term Loan, (LIBOR USD 1 Month + 2.50%), 3.50%, 08/18/22		827	823,023
Mallinckrodt International Finance SA, 1st Lien Term Loan B, (LIBOR USD 3 Month + 2.75%), 3.50%, 09/24/24		94	78,562

			2,591,498

Professional Services — 0.1%(m)
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, 02/06/26(n)		870	864,719
STG-Fairway Holdings LLC, Term Loan B, (LIBOR USD 3 Month + 3.50%), 4.57%, 01/31/27		124	116,173

			980,892

Real Estate Management & Development — 0.0%
Realogy Group LLC, Term Loan, 02/08/25(c)(m)(n)		27	25,108

Road & Rail — 0.1%(m)
Lineage Logistics LLC, Term Loan, 02/27/25(n)		659	646,824
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 3.66%, 07/13/23		310	302,519

			949,343

Semiconductors & Semiconductor Equipment — 0.0%
Microchip Technology, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 2.17%, 05/29/25(c)(m)		114	112,945

Software — 0.7%
Castle US Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.75%), 4.06%, 01/29/27(m)		362	340,056
Cornerstone OnDemand, Inc., Term Loan, (LIBOR USD 1 Month + 4.25%), 4.43%, 04/22/27(m)		151	149,603
DTI Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 4.75%), 5.75%, 09/29/23(m)		219	172,556
Ellie Mae, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.75%), 4.06%, 04/17/26(m)		578	568,136
Informatica LLC, Term Loan:
7.13%, 02/25/25(o)		214	215,783
(LIBOR USD 1 Month + 3.25%), 3.41%, 02/25/27(m)		1,047	1,019,972
McAfee LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 3.92%, 09/30/24(m)		487	482,128
MH Sub I LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.50%), 4.57%, 09/13/24(m)		552	535,656
MH SUB I LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 4.75%, 09/13/24(m)		88	87,193

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Refinitiv US Holdings, Inc., Term Loan, 10/01/25(m)(n)	USD	1,173	$1,163,047
RP Crown Parent LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 2.75%), 3.75%, 10/12/23(m)		329	327,005
RP Crown Parent LLC, Term Loan, 02/02/26(m)(n)		113	112,435
Severin Acquisition LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.42%, 08/01/25(m)		492	475,297
SolarWinds, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 2.91%, 02/05/24(m)		464	456,369
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 1.91%, 04/16/25(m)		35	33,987
TIBCO Software, Inc., 1st Lien Term Loan, 06/30/26(m)(n)		482	462,681
TIBCO Software, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 7.42%, 03/03/28(m)		434	413,893
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 3.91%, 05/04/26(m)		720	712,384
Ultimate Software Group, Inc., (The), Term Loan:(m)
05/04/26(n)		854	853,684
(LIBOR USD 3 Month + 6.75%), 7.50%, 05/03/27		242	246,034

			8,827,899

Specialty Retail — 0.1%(m)
Belron Finance US LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 2.97%, 11/07/24		310	302,622
MED ParentCo LP, Delayed Draw Term Loan, (LIBOR USD 3 Month + 4.25%), 4.62% - 4.61%, 08/31/26		37	33,727
MED ParentCo LP, Term Loan, (LIBOR USD 3 Month + 4.25%), 4.61%, 08/31/26		213	192,229
Midas Intermediate Holdco II LLC, Term Loan B, (LIBOR USD 3 Month + 2.75%), 3.75%, 08/18/21		178	155,518
PetSmart, Inc., Term Loan, 03/11/22(n)		647	642,895

			1,326,991

Technology Hardware, Storage & Peripherals — 0.0%(m)
Electronics for Imaging, Inc., Term Loan, 07/23/26(n)		203	153,073
Western Digital Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.91%, 04/29/23		199	194,851

			347,924

Trading Companies & Distributors — 0.0%
HD Supply, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 1.91%, 10/17/23(m)		488	480,016

Wireless Telecommunication Services — 0.1%(m)
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 4.30%, 05/27/24		178	152,236
Hargray Communications Group, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 05/16/24		226	220,314
SBA Senior Finance II LLC, 2nd Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.92%, 04/06/25		328	317,870

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
T-Mobile USA, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 3.16%, 04/01/27	USD	942	$945,024

			1,635,444

Total Floating Rate Loan Interests — 6.8% (Cost: $83,168,920)			80,206,714

Foreign Agency Obligations — 0.6%

Argentina — 0.0%
YPF SA, 8.75%, 04/04/24(b)		737	658,362

Bahrain — 0.1%
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25		738	828,174

Brazil — 0.0%
Centrais Eletricas Brasileiras SA, 4.63%, 02/04/30(b)		497	501,349

China — 0.1%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	100	116,065
China Cinda Asset Management Co. Ltd., 4.45%(d)(h)	USD	200	201,625
China Minmetals Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(d)(h)		200	202,562
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		200	196,500

			716,752

Colombia — 0.1%(b)
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29		453	461,381
Grupo Energia Bogota SA ESP, 4.88%, 05/15/30		200	218,750

			680,131

Indonesia — 0.1%
Bank Tabungan Negara Persero Tbk. PT, 4.20%, 01/23/25		250	247,656
Pertamina Persero PT, 4.30%, 05/20/23		388	415,032
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara:
6.15%, 05/21/48		200	269,687
4.88%, 07/17/49		200	232,313

			1,164,688

Mexico — 0.2%
Petroleos Mexicanos:
6.88%, 08/04/26		1,163	1,156,313
6.50%, 03/13/27		453	431,482
5.35%, 02/12/28		447	392,103

			1,979,898

Sri Lanka — 0.0%
SriLankan Airlines Ltd., 7.00%, 06/25/24		400	260,000

Total Foreign Agency Obligations — 0.6% (Cost: $6,152,428)			6,789,354

Foreign Government Obligations — 2.3%

Bahrain — 0.0%
Kingdom of Bahrain, 6.75%, 09/20/29		241	266,230

Colombia — 0.3%
Republic of Colombia:
8.13%, 05/21/24		51	62,245
4.50%, 01/28/26		2,426	2,705,748

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Colombia (continued)
3.88%, 04/25/27	USD	205	$223,143

			2,991,136

Dominican Republic — 0.2%
Dominican Republic Government Bond:
5.50%, 01/27/25		359	371,902
5.95%, 01/25/27		1,036	1,094,922
6.40%, 06/05/49		246	248,229

			1,715,053

Egypt — 0.2%
Arab Republic of Egypt:
5.75%, 05/29/24(b)		455	459,550
5.88%, 06/11/25		1,046	1,057,768
7.60%, 03/01/29		1,235	1,256,612

			2,773,930

Indonesia — 0.2%
Republic of Indonesia:
4.75%, 01/08/26		898	1,037,751
4.10%, 04/24/28		1,264	1,447,280

			2,485,031

Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22		200	144,625

Mexico — 0.2%
United Mexican States:
4.15%, 03/28/27		1,069	1,175,366
3.75%, 01/11/28		650	697,125
8.30%, 08/15/31		35	51,384

			1,923,875

Mongolia — 0.0%
Government of Mongolia, 8.75%, 03/09/24		200	220,063

Panama — 0.1%
Republic of Panama, 3.16%, 01/23/30		1,282	1,431,033

Paraguay — 0.1%
Republic of Paraguay(b):
4.95%, 04/28/31		200	227,200
5.40%, 03/30/50		555	691,322

			918,522

Peru — 0.1%
Republic of Peru, 2.78%, 01/23/31		1,051	1,171,865

Qatar — 0.2%
State of Qatar:
4.50%, 04/23/28		1,414	1,712,708
4.00%, 03/14/29(b)		681	808,687

			2,521,395

Romania — 0.1%
Romania Government Bond, 3.00%, 02/14/31(b)		488	497,150

Russia — 0.2%
Russian Federation:
4.75%, 05/27/26		1,400	1,616,300
4.25%, 06/23/27		800	902,000

			2,518,300

Saudi Arabia — 0.2%
Kingdom of Saudi Arabia, 4.50%, 04/17/30		1,540	1,871,100
Saudi Arabian Oil Co.:
3.50%, 04/16/29		445	496,592

Security	Par (000)		Value

Saudi Arabia (continued)
3.50%, 04/16/29(b)	USD	225	$251,086

			2,618,778

South Africa — 0.0%
Republic of South Africa, 5.88%, 05/30/22		425	448,906

Sri Lanka — 0.1%
Democratic Socialist Republic of Sri Lanka:
6.25%, 10/04/20		400	387,750
5.88%, 07/25/22		200	168,562
6.85%, 03/14/24		200	158,813
6.35%, 06/28/24		200	158,250
7.85%, 03/14/29		650	484,859

			1,358,234

Ukraine — 0.1%
Ukraine Government Bond:
7.75%, 09/01/22		126	130,851
7.75%, 09/01/23		237	245,887
8.99%, 02/01/24		227	243,458
7.75%, 09/01/25		325	335,238
7.25%, 03/15/33(b)		526	508,905

			1,464,339

Uruguay — 0.0%
Oriental Republic of Uruguay, 4.98%, 04/20/55		179	249,249

Total Foreign Government Obligations — 2.3% (Cost: $26,115,993)			27,717,714

	Shares

Investment Companies — 9.0%
BlackRock Allocation Target Shares, Series A*		3,000,118	29,431,156
BlackRock Floating Rate Income Portfolio, Class K Shares*		942,984	8,986,640
Invesco Senior Loan ETF(p)		49,351	1,067,956
iShares Core S&P 500 ETF*		66,176	21,693,817
iShares iBoxx $ High Yield Corporate Bond ETF*		253,497	21,646,109
iShares iBoxx $ Investment Grade Corporate Bond ETF*		175,545	24,286,651

Total Investment Companies — 9.0% (Cost: $104,436,016)			107,112,329

	Par (000)

Non-Agency Mortgage-Backed Securities — 2.7%

Collateralized Mortgage Obligations — 0.4%
Alternative Loan Trust(a):
Series 2005-16, Class A1, 2.97%, 06/25/35		59	53,163
Series 2005-72, Class A3, 0.77%, 01/25/36		110	98,779
Series 2006-OA14, Class 1A1, 3.05%, 11/25/46		101	82,265
Series 2006-OA8, Class 1A1, 0.36%, 07/25/46		244	209,372
Series 2007-OA3, Class 1A1, 0.31%, 04/25/47		278	248,390
American Home Mortgage Assets Trust, Series 2006-5, Class A1, 2.24%, 11/25/46(a)		998	427,888
Banc of America Mortgage Trust, Series 2007- 4, Class 1A1, 6.25%, 12/28/37		64	62,287
CitiMortgage Alternative Loan Trust, Series 2007-A2, Class 1A13, 5.75%, 02/25/37		400	391,037
CSMC Trust, Series 2019-JR1, Class A1, 4.10%, 09/27/66(a)(b)		270	270,786
GSR Mortgage Loan Trust, Series 2006-OA1, Class 1A1, 0.39%, 08/25/46(a)		441	152,552

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Collateralized Mortgage Obligations (continued)
Impac CMB Trust, Series 2005-6, Class 1A1, 0.67%, 10/25/35(a)	USD	288	$268,058
Prima Capital CRE Securitization Ltd., Series 2016-6A, Class C, 4.00%, 08/24/40(b)(c)		2,000	1,800,000
Reperforming Loan REMIC Trust, Series 2005- R2, Class 1AF1, 0.51%, 06/25/35(a)(b)		68	62,969
Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 2A1, 0.36%, 07/25/46(a)		102	78,763
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-4, Class 3A1, 6.50%, 05/25/36(k)		520	482,127

			4,688,436

Commercial Mortgage-Backed Securities — 2.3%
280 Park Avenue Mortgage Trust, Series 2017- 280P, Class E, 2.29%, 09/15/34(a)(b)		630	600,245
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 2.27%, 04/15/35(a)(b)		540	486,251
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class E, 3.22%, 12/15/36(a)(b)		106	85,966
BAMLL Commercial Mortgage Securities Trust(a)(b):
Series 2016-ISQ, Class E, 3.61%, 08/14/34		600	571,665
Series 2018-DSNY, Class D, 1.87%, 09/15/34		1,058	977,176
Bayview Commercial Asset Trust, Series 2007- 4A, Class A1, 0.62%, 09/25/37(a)(b)		499	450,755
BBCMS Mortgage Trust, Series 2018-CHRS, Class E, 4.27%, 08/05/38(a)(b)		200	137,128
BBCMS Trust, Series 2015-STP, Class E, 4.28%, 09/10/28(a)(b)		200	198,580
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class B, 6.48%, 06/11/50(a)(b)		204	207,414
Benchmark Mortgage Trust(a):
Series 2018-B5, Class D, 3.11%, 07/15/51(b)		550	360,813
Series 2018-B7, Class C, 4.86%, 05/15/53		500	514,154
BWAY Mortgage Trust, Series 2015-1740, Class E, 4.45%, 01/10/35(a)(b)		337	310,550
BX Commercial Mortgage Trust(a)(b):
Series 2018-IND, Class G, 2.22%, 11/15/35		1,050	1,034,183
Series 2018-IND, Class H, 3.17%, 11/15/35		1,050	1,019,389
Series 2019-XL, Class G, 2.47%, 10/15/36		1,187	1,156,858
Series 2019-XL, Class J, 2.82%, 10/15/36		1,187	1,154,899
Citigroup Commercial Mortgage Trust(a):
Series 2016-C1, Class D, 4.95%, 05/10/49(b)		110	81,188
Series 2018-C6, Class C, 5.07%, 11/10/51		361	350,197
Commercial Mortgage Trust:
Series 2013-GAM, Class E, 3.42%, 02/10/28(a)(b)		1,000	681,767
Series 2014-UBS4, Class C, 4.64%, 08/10/47(a)		370	350,577
Series 2015-LC19, Class A4, 3.18%, 02/10/48		465	503,086
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		266	231,419
Series 2015-LC21, Class C, 4.34%, 07/10/48(a)		700	665,294
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		309	226,472
Series 2018-HCLV, Class B, 1.57%, 09/15/33(a)(b)		400	377,110
CSAIL Commercial Mortgage Trust, Series 2018-C14, Class D, 4.89%, 11/15/51(a)(b)		457	397,603
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.49%, 08/10/49(a)(b)		469	337,786

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.53%, 10/10/34(a)(b)	USD	420	$405,988
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28(a)(b)		500	490,060
GS Mortgage Securities Corp. Trust(a)(b):
Series 2017-500K, Class F, 2.15%, 07/15/32		329	320,718
Series 2017-500K, Class G, 2.85%, 07/15/32		454	432,647
GS Mortgage Securities Trust:
Series 2015-GC32, Class D, 3.35%, 07/10/48		360	234,481
Series 2017-GS7, Class E, 3.00%, 08/10/50(b)		560	386,600
JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5, Class D, 3.00%, 06/13/52(b)		2,000	1,367,264
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class C, 4.51%, 03/15/50(a)		135	122,717
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2015-JP1, Class D, 4.23%, 01/15/49(a)		500	392,725
Series 2015-JP1, Class E, 4.23%, 01/15/49(a)(b)		371	254,520
Series 2015-UES, Class E, 3.62%, 09/05/32(a)(b)		500	494,153
Series 2018-WPT, Class FFX, 5.54%, 07/05/33(b)		490	461,736
LCCM Mortgage Trust, Series 2014-909, Class E, 3.90%, 05/15/31(a)(b)		150	147,617
MAD Mortgage Trust, Series 2017-330M, Class E, 4.03%, 08/15/34(a)(b)		151	149,061
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C25, Class D, 3.07%, 10/15/48		222	170,047
Series 2015-C26, Class D, 3.06%, 10/15/48(b)(c)		450	315,000
Morgan Stanley Capital I Trust:
Series 2014-CPT, Class G, 3.45%, 07/13/29(a)(b)		700	712,687
Series 2015-MS1, Class D, 4.03%, 05/15/48(a)(b)		700	549,078
Series 2017-CLS, Class E, 2.12%, 11/15/34(a)(b)		531	512,685
Series 2017-HR2, Class D, 2.73%, 12/15/50(c)		250	200,225
Series 2018-H3, Class C, 4.85%, 07/15/51(a)		320	328,085
Series 2018-MP, Class E, 4.28%, 07/11/40(a)(b)		330	249,913
Series 2018-SUN, Class F, 2.72%, 07/15/35(a)(b)		450	417,067
Series 2019-L2, Class A4, 4.07%, 03/15/52		500	592,833
USDC, Series 2018-USDC, Class F, 4.49%, 05/13/38(a)(b)		280	202,559
VCC Trust, Series 2020-MC1, Class A, 4.50%, 06/25/45(b)		2,905	2,852,711
Wells Fargo Commercial Mortgage Trust:
Series 2016-NXS5, Class B, 4.94%, 01/15/59(a)		250	282,249
Series 2017-C39, Class C, 4.12%, 09/15/50		113	114,042
Series 2017-C41, Class D, 2.60%, 11/15/50(a)(b)		492	323,439
Series 2018-C44, Class C, 4.83%, 05/15/51(a)		170	161,990
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		240	169,301

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2018-C45, Class C, 4.73%, 06/15/51	USD	110	$102,610

			27,385,333

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class XD, 1.34%, 10/15/48(a)(b)		4,650	295,740

Total Non-Agency Mortgage-Backed Securities — 2.7% (Cost: $34,303,688)			32,369,509

Preferred Securities — 4.0%

Capital Trusts — 2.4%

Banks — 0.8%(h)(m)
Bank of America Corp., Series X, 6.25%		4,543	4,936,938
CIT Group, Inc., Series A, 5.80%		185	143,255
Fifth Third Bancorp, Series J, 3.44%		1,600	1,376,000
JPMorgan Chase & Co., Series HH, 4.60%		2,075	2,007,770
M&T Bank Corp., Series F, 5.13%		625	640,625
Wells Fargo & Co., Series S, 5.90%		200	203,500

			9,308,088

Capital Markets — 0.6%(m)
Bank of New York Mellon Corp. (The), Series F, 4.62%(h)		1,225	1,264,745
Goldman Sachs Group, Inc. (The)(h):
Series M, 4.37%		390	378,788
Series O, 5.30%		145	154,794
Morgan Stanley, Series H, 3.89%(h)		100	94,000
Northern Trust Corp., Series D, 4.60%(h)		1,175	1,213,187
State Street Corp., 1.31%, 06/15/47		3,466	2,807,663

			5,913,177

Consumer Finance — 0.6%(h)(m)
Capital One Financial Corp., Series E, 4.15%		3,515	3,058,050
Discover Financial Services, Series C, 5.50%		1,200	1,094,885
General Motors Financial Co., Inc., Series A, 5.75%		2,908	2,739,878

			6,892,813

Diversified Financial Services — 0.2%
Voya Financial, Inc., Series A, 6.13%(h)(m)		2,490	2,574,436

Insurance — 0.1%
Progressive Corp. (The), Series B, 5.38%(h)(m)		1,235	1,244,429

Oil, Gas & Consumable Fuels — 0.1%(h)(m)
Energy Transfer Operating LP:
Series B, 6.63%		400	288,000
Series G, 7.13%		1,475	1,226,094
EnLink Midstream Partners LP, Series C, 6.00%		918	348,840
Plains All American Pipeline LP, Series B, 6.13%		164	114,595

			1,977,529

Total Capital Trusts — 2.4% (Cost: $29,279,607)			27,910,472

		Shares

Preferred Stocks — 1.6%

Banks — 0.6%(h)(m)
KeyCorp, Series E, 6.13%		32,500	915,525
US Bancorp, Series F, 6.50%		26,000	694,720
Wells Fargo & Co., Series Q, 5.85%		200,000	5,046,000

			6,656,245

Capital Markets — 0.2%
Morgan Stanley, Series K, 5.85%(h)(m)		83,000	2,374,630

Consumer Finance — 0.0%
SLM Corp., Series B, 2.01%(h)(m)		11,500	356,960

Security	Shares	Value

Electric Utilities — 0.2%
Entergy Arkansas LLC, 4.88%	26,210	$686,964
Entergy Louisiana LLC, 4.88%	4,525	117,424
Entergy Mississippi LLC, 4.90%	25,401	669,570
Entergy Texas, Inc., 5.63%	4,716	123,889

		1,597,847

Insurance — 0.1%
Allstate Corp. (The), Series H, 5.10%(h)	50,000	1,349,000

Oil, Gas & Consumable Fuels — 0.1%
Energy Transfer Operating LP, Series E, 7.60%(h)(m)	75,000	1,426,500

Technology Hardware, Storage & Peripherals — 0.4%
Samsung Electronics Co. Ltd. (Preference)	113,562	4,743,236

Total Preferred Stocks — 1.6% (Cost: $18,076,683)		18,504,418

Trust Preferreds — 0.0%

Commercial Services & Supplies — 0.0%
ILFC E-Capital Trust I, 3.02%, 12/21/65(b)(m)	896,000	447,113

Consumer Finance — 0.0%
ILFC E-Capital Trust II, 3.27%, 12/21/65(b)(m)	397,000	210,410

Total Trust Preferreds — 0.0% (Cost: $1,257,798)		657,523

Total Preferred Securities — 4.0% (Cost: $48,614,088)		47,072,413

Rights — 0.0% (e)

Diversified Telecommunication Services — 0.0%
Cellnex Telecom SA (Expires 08/08/20)	12,571	52,568

Total Rights — 0.0% (Cost: $–)		52,568

	Par (000)

U.S. Government Sponsored Agency Securities — 0.1%

Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series 2018-K80, Class B, (LIBOR USD 1 Month + 0.00%), 4.23%, 08/25/50(b)(d)	300	342,073
Series 2018-K732, Class B, 4.06%, 05/25/25(a)(b)	200	216,702
Series 2018-SB52, Class A10F, 3.48%, 06/25/28(a)	314	336,589

		895,364

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Government National Mortgage Association Variable Rate Notes(a):
Series 2013-63, 0.80%, 09/16/51	892	23,313
Series 2016-67, 1.05%, 07/16/57	344	19,899
Series 2016-162, 0.97%, 09/16/58	2,198	143,898
Series 2017-44, 0.68%, 04/17/51	2,108	100,706

		287,816

Total U.S. Government Sponsored Agency Securities — 0.1% (Cost: $1,244,432)		1,183,180

Total Long-Term Investments — 91.6% (Cost: $1,079,368,831)		1,084,526,058

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 11.4%(q)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.08%*	133,698,436	$133,698,436
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 0.02%	555,429	555,429

Security	Shares	Value

Short-Term Securities (continued)
SL Liquidity Series, LLC, Money Market Series, 0.38%(r)*	1,078,103	$1,078,749

Total Short-Term Securities — 11.4% (Cost: $135,332,752)		135,332,614

Total Investments — 103.0% (Cost: $1,214,701,583)		1,219,858,672

Liabilities in Excess of Other Assets — (3.0)%		(35,517,732)

Net Assets — 100.0%		$1,184,340,940

(a)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(e)	Non-income producing security.
(f)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Perpetual security with no stated maturity date.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Zero-coupon bond.
(k)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(l)	Convertible security.
(m)	Variable rate security. Rate shown is the rate in effect as of period end.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Fixed rate.
(p)	All or a portion of this security is on loan.
(q)	Annualized 7-day yield as of period end.
(r)	All or a portion of this security was purchased with the cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased	Shares Sold	Shares Held at 07/31/20	Value at 07/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	58,036,285	75,662,151	—	133,698,436	$133,698,436	$816,986		$267	$—
SL Liquidity Series, LLC, Money Market Series(b)	10,990,880	—	(9,912,777)	1,078,103	1,078,749	51,328	(c)	(6,331)	(232)
BlackRock Allocation Target Shares, Series A	5,844,479	3,334,733	(6,179,094)	3,000,118	29,431,156	2,158,631		345,685	(714,760)
BlackRock Floating Rate Income Portfolio, Class K Shares	8,771,178	2,099,942	(9,928,136)	942,984	8,986,640	1,961,376		(2,885,919)	287,729
iShares Core Dividend Growth ETF(d)	548,436	635,196	(1,183,632)	—	—	134,777		2,854,871	(2,010,094)
iShares Core S&P 500 ETF	49,905	143,027	(126,756)	66,176	21,693,817	125,445		2,723,718	1,082,856
iShares Edge MSCI USA Value Factor ETF(d)	—	291,548	(291,548)	—	—	176,178		473,886	—
iShares iBoxx $ High Yield Corporate Bond ETF	397,114	257,497	(401,114)	253,497	21,646,109	837,193		1,040,432	31,164
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	299,969	(124,424)	175,545	24,286,651	238,047		346,409	1,512,603
iShares MBS ETF(d)	—	268,232	(268,232)	—	—	306,190		747,815	—

					$240,821,558	$6,806,151		$5,640,833	$189,266

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Fund.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
EURO STOXX 50 Index	2,840	09/18/20	$105,982	$756,878
MSCI Emerging Markets E-Mini Index	202	09/18/20	10,800	882,709
S&P 500 E-Mini Index	447	09/18/20	72,939	435,746
U.S. Treasury Long Bond	324	09/21/20	59,059	1,279,401
U.S. Treasury Ultra Bond	163	09/21/20	37,113	1,498,926

				4,853,660

Short Contracts
Euro-Schatz	1	09/08/20	132	(203)
GBP Currency	163	09/14/20	13,354	(355,235)
JPY Currency	72	09/14/20	8,514	(102,940)
U.S. Treasury 10 Year Note	137	09/21/20	19,191	(158,352)
U.S. Treasury 2 Year Note	4	09/30/20	884	(1,100)
U.S. Treasury 5 Year Note	470	09/30/20	59,279	(275,600)

				(893,430)

				$3,960,230

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	115,595	EUR	102,823	Bank of America NA	09/15/20	$(5,637)
USD	372,387	HKD	2,890,000	Bank of America NA	09/15/20	(505)
USD	372,127	HKD	2,888,004	Citibank NA	09/15/20	(506)
USD	27,071	EUR	23,822	Citibank NA	09/16/20	(1,017)

						(7,665)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	120	$(580)	$(60)	$(520)
Australia & New Zealand Banking Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank NA	12/20/20	USD	80	(383)	(43)	(340)
Standard Chartered Bank	1.00	Quarterly	BNP Paribas SA	12/20/20	EUR	40	(214)	52	(266)
Standard Chartered Bank	1.00	Quarterly	BNP Paribas SA	12/20/20	EUR	20	(108)	30	(138)
Standard Chartered Bank	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/20	EUR	10	(54)	15	(69)

							$(1,339)	$(6)	$(1,333)

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	HSBC Bank plc(a)	02/10/23	$644,389	$26,458	(b)	$671,214	0.1%
	Monthly	JPMorgan Chase Bank NA(c)	02/08/23	660,636	(59,641	)(d)	601,350	0.1

					$(33,183)		$1,272,564

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 60-80 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmark used in determining the variable rate of interest is Intercontinental Exchange USD LIBOR 1 Month.

(b)	Amount includes $(367) of net dividends and financing fees.
(c)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 60-95 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmark used in determining the variable rate of interest is Intercontinental Exchange USD LIBOR 1 Month.

(d)	Amount includes $(355) of net dividends and financing fees.

The following table represents the individual long positions and related values of equity securities underlying the total return swap with HSBC Bank plc, as of July 31, 2020, expiration date 02/10/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Switzerland
Mediclinic International plc	191,075	$671,214	100.0%

Total Reference Entity — Long		671,214

Net Value of Reference Entity — HSBC Bank plc		$671,214

The following table represents the individual long positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA, as of July 31, 2020, expiration date 02/08/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Egypt
Commercial International Bank Egypt SAE	17,449	$68,676	11.4%

United Kingdom
Prudential plc	37,274	532,674	88.6

Total Reference Entity — Long		601,350

Net Value of Reference Entity — JPMorgan Chase Bank NA		$601,350

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$97	$(103)	$26,458	$(60,974)

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$2,075,333	$—	$2,778,327	$—	$4,853,660
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	97	26,458	—	—	—	26,555

	$—	$97	$2,101,791	$—	$2,778,327	$—	$4,880,215

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	—	458,175	435,255	—	893,430
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	7,665	—	—	7,665
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,436	59,641	—	—	—	61,077

	$—	$1,436	$59,641	$465,840	$435,255	$—	$962,172

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(3,970,730)	$416,625	$25,256,659	$—	$21,702,554
Forward foreign currency exchange contracts	—	—	—	461,380	—	—	461,380
Options purchased (a)	—	—	(191,673)	—	—	—	(191,673)
Swaps	—	3,758,221	27,086	—	—	—	3,785,307

	$—	$3,758,221	$(4,135,317)	$878,005	$25,256,659	$—	$25,757,568

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	2,164,303	(1,122,971)	(1,449,836)	—	(408,504)
Forward foreign currency exchange contracts	—	—	—	(38,434)	—	—	(38,434)
Swaps	—	10,404	(33,183)	—	—	—	(22,779)

	$—	$10,404	$2,131,120	$(1,161,405)	$(1,449,836)	$—	$(469,717)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$339,180,821
Average notional value of contracts — short	66,445,195
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	1,374,021
Average amounts sold — in USD	101,556
Options:
Average value of option contracts purchased	289,895
Credit default swaps:
Average notional value — buy protection	18,815,688
Total return swaps:
Average notional value	162,799

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$450,089	$958,750
Forward foreign currency exchange contracts	—	7,665
Swaps — OTC (a)	26,555	61,077

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$476,644	$1,027,492
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(450,089)	(958,750)

Total derivative assets and liabilities subject to an MNA	$26,555	$68,742

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
BNP Paribas SA	$82	$(82)	$—	$—	$—
HSBC Bank plc	26,458	—	—	—	26,458
Morgan Stanley & Co. International plc	15	(15)	—	—	—

	$26,555	$(97)	$—	$—	$26,458

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$6,142	$—	$—	$—	$6,142
BNP Paribas SA	404	(82)	—	—	322
Citibank NA	1,523	—	—	—	1,523
JPMorgan Chase Bank NA	60,604	—	—	—	60,604
Morgan Stanley & Co. International plc	69	(15)	—	—	54

	$68,742	$(97)	$—	$—	$68,645

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$65,992,527	$2,123,430	$68,115,957
Common Stocks:
Airlines	645,925	—	—	645,925
Automobiles	—	3,777,802	—	3,777,802
Banks	813,848	8,496,689	—	9,310,537
Biotechnology	—	1,272,513	—	1,272,513
Building Products	—	1,227,943	—	1,227,943
Commercial Services & Supplies	—	1,088,953	—	1,088,953
Construction Materials	—	1,535,116	—	1,535,116
Consumer Finance	—	673,238	—	673,238
Diversified Telecommunication Services	—	2,281,649	—	2,281,649
Electric Utilities	9,521,753	768,247	—	10,290,000
Electronic Equipment, Instruments & Components	—	2,837,453	—	2,837,453
Equity Real Estate Investment Trusts (REITs)	43,227,416	22,830,061	—	66,057,477
Food & Staples Retailing	893,327	917,945	—	1,811,272
Food Products	—	1,159,040	—	1,159,040
Gas Utilities	615,166	2,630,062	—	3,245,228
Health Care Equipment & Supplies	—	956,465	—	956,465
Health Care Providers & Services	—	292,966	—	292,966
Hotels, Restaurants & Leisure	934,720	1,215,245	—	2,149,965
Household Durables	—	1,450,097	—	1,450,097
Independent Power and Renewable Electricity Producers	—	768,334	—	768,334
Insurance	768,709	3,275,843	—	4,044,552
Interactive Media & Services	—	5,007,670	—	5,007,670
IT Services	1,047,403	564,370	—	1,611,773
Machinery	—	794,555	—	794,555
Media	—	81,968	—	81,968
Metals & Mining	1,831,406	—	—	1,831,406
Multi-Utilities	6,810,326	1,287,551	—	8,097,877
Oil, Gas & Consumable Fuels	6,118,192	2,581,864	—	8,700,056
Real Estate Management & Development	—	14,176,608	—	14,176,608
Road & Rail	1,874,826	587,976	—	2,462,802
Semiconductors & Semiconductor Equipment	—	6,517,602	—	6,517,602
Specialty Retail	249,912	1,030,849	—	1,280,761
Technology Hardware, Storage & Peripherals	—	1,045,626	—	1,045,626
Thrifts & Mortgage Finance	—	1,304,588	—	1,304,588
Trading Companies & Distributors	—	537,748	—	537,748
Transportation Infrastructure	1,040,792	12,296,906	—	13,337,698
Water Utilities	1,388,756	—	—	1,388,756
Wireless Telecommunication Services	885,238	2,996,677	—	3,881,915
Corporate Bonds	—	339,100,268	—	339,100,268
Equity-Linked Notes	—	185,870,118	—	185,870,118
Floating Rate Loan Interests:
Aerospace & Defense	—	1,713,593	83,144	1,796,737
Airlines	—	881,164	—	881,164
Auto Components	—	1,096,735	—	1,096,735
Automobiles	—	374,135	—	374,135
Building Products	—	755,876	—	755,876
Capital Markets	—	294,499	219,067	513,566
Chemicals	—	2,318,722	298,494	2,617,216
Commercial Services & Supplies	—	2,935,282	—	2,935,282
Construction & Engineering	—	391,968	—	391,968
Construction Materials	—	1,144,883	—	1,144,883
Containers & Packaging	—	2,428,797	—	2,428,797
Diversified Consumer Services	—	2,121,487	—	2,121,487
Diversified Financial Services	—	3,412,532	—	3,412,532

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio

	Level 1	Level 2	Level 3	Total
Diversified Telecommunication Services	$—	$3,721,700	$—	$3,721,700
Electric Utilities	—	574,018	—	574,018
Electrical Equipment	—	270,112	—	270,112
Entertainment	—	1,305,949	—	1,305,949
Equity Real Estate Investment Trusts (REITs)	—	266,834	86,614	353,448
Food & Staples Retailing	—	1,170,724	—	1,170,724
Food Products	—	2,738,965	—	2,738,965
Health Care Equipment & Supplies	—	809,791	—	809,791
Health Care Providers & Services	—	2,859,836	106,725	2,966,561
Health Care Technology	—	568,380	—	568,380
Hotels, Restaurants & Leisure	—	2,862,532	158,848	3,021,380
Household Products	—	180,703	—	180,703
Independent Power and Renewable Electricity Producers	—	387,836	—	387,836
Industrial Conglomerates	—	1,528,953	—	1,528,953
Insurance	—	4,181,640	—	4,181,640
Interactive Media & Services	—	215,944	—	215,944
IT Services	—	8,909,735	—	8,909,735
Life Sciences Tools & Services	—	573,426	—	573,426
Machinery	—	1,702,998	—	1,702,998
Media	—	4,578,449	519,360	5,097,809
Metals & Mining	—	566,682	—	566,682
Multiline Retail	—	62,340	47,357	109,697
Multi-Utilities	—	241,839	—	241,839
Oil, Gas & Consumable Fuels	—	601,384	—	601,384
Personal Products	—	658,602	—	658,602
Pharmaceuticals	—	2,591,498	—	2,591,498
Professional Services	—	980,892	—	980,892
Real Estate Management & Development	—	—	25,108	25,108
Road & Rail	—	949,343	—	949,343
Semiconductors & Semiconductor Equipment	—	—	112,945	112,945
Software	—	8,827,899	—	8,827,899
Specialty Retail	—	1,326,991	—	1,326,991
Technology Hardware, Storage & Peripherals	—	347,924	—	347,924
Trading Companies & Distributors	—	480,016	—	480,016
Wireless Telecommunication Services	—	1,635,444	—	1,635,444
Foreign Agency Obligations	—	6,789,354	—	6,789,354
Foreign Government Obligations	—	27,717,714	—	27,717,714
Investment Companies	107,112,329	—	—	107,112,329
Non-Agency Mortgage-Backed Securities	—	30,054,284	2,315,225	32,369,509
Preferred Securities:
Banks	6,656,245	9,308,088	—	15,964,333
Capital Markets	2,374,630	5,913,177	—	8,287,807
Commercial Services & Supplies	—	447,113	—	447,113
Consumer Finance	356,960	7,103,223	—	7,460,183
Diversified Financial Services	—	2,574,436	—	2,574,436
Electric Utilities	1,597,847	—	—	1,597,847
Insurance	1,349,000	1,244,429	—	2,593,429
Oil, Gas & Consumable Fuels	1,426,500	1,977,529	—	3,404,029
Technology Hardware, Storage & Peripherals	—	4,743,236	—	4,743,236
Rights	52,568	—	—	52,568
U.S. Government Sponsored Agency Securities	—	1,183,180	—	1,183,180
Short-Term Securities	134,253,865	—	—	134,253,865
Unfunded Floating Rate Loan Interests (a)	—	431	—	431
Liabilities:
Unfunded Floating Rate Loan Interests (a)	—	(1,508)	—	(1,508)

Subtotal	$333,847,659	$878,834,870	$6,096,317	$1,218,778,846

Investments valued at NAV (b)				1,078,749

Total Investments				$1,219,857,595

Derivative Financial Instruments (c)
Assets:
Equity contracts	$2,075,333	$26,458	$—	$2,101,791
Interest rate contracts	2,778,327	—	—	2,778,327
Liabilities:
Credit contracts	—	(1,333)	—	(1,333)

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) July 31, 2020	BlackRock Dynamic High Income Portfolio

	Level 1	Level 2	Level 3	Total
Equity contracts	$—	$(59,641)	$—	$(59,641)
Foreign currency exchange contracts	(458,175)	(7,665)	—	(465,840)
Interest rate contracts	(435,255)	—	—	(435,255)

	$3,960,230	$(42,181)	$—	$3,918,049

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 11.6%
Accredited Mortgage Loan Trust, Series 2004-4, Class M2, (LIBOR USD 1 Month + 1.58%), 1.75%, 01/25/35(a)	USD	1,303	$1,181,415
AGL Core CLO 5 Ltd., Series 2020-5A, Class B, (LIBOR USD 3 Month + 2.78%), 3.08%, 07/20/30(a)(b)		3,000	2,973,146
AIG CLO Ltd., Series 2019-2A, Class A, (LIBOR USD 3 Month + 1.36%), 1.60%, 10/25/32(a)(b)		11,500	11,298,177
AIMCO CLO(a)(b):
Series 2015-AA, Class BR, (LIBOR USD 3 Month + 1.30%), 1.58%, 01/15/28		1,500	1,433,615
Series 2018-AA, Class A, (LIBOR USD 3 Month + 1.02%), 1.29%, 04/17/31		2,700	2,645,551
Ajax Mortgage Loan Trust(b):
Series 2018-E, Class A, 4.38%, 06/25/58(c)		6,117	6,225,133
Series 2018-E, Class B, 5.25%, 06/25/58(c)(d)		630	633,717
Series 2018-E, Class C, 0.00%, 06/25/58(c)		1,566	1,144,259
Series 2018-F, Class A, 4.38%, 11/25/58(c)(d)		6,222	6,272,470
Series 2018-F, Class B, 5.25%, 11/25/58(c)(d)		719	713,004
Series 2018-F, Class C, 0.00%, 11/25/58		1,695	1,005,393
Series 2018-G, Class A, 4.38%, 06/25/57(c)(d)		6,238	6,050,782
Series 2018-G, Class B, 5.25%, 06/25/57(c)(d)		816	611,625
Series 2018-G, Class C, 5.25%, 06/25/57(d)		2,082	2,037,302
Series 2019-B, Class A, 3.75%, 01/25/59(c)		3,314	3,364,086
Series 2019-B, Class B, 5.25%, 01/25/59(c)(d)		420	315,000
Series 2019-B, Class C, 0.00%, 01/25/59(d)		1,075	917,255
Allegany Park CLO Ltd., Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.33%), 1.60%, 01/20/33(a)(b)		4,000	3,944,804
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (LIBOR USD 3 Month + 2.15%), 2.42%, 10/21/28(a)(b)		1,300	1,249,588
Allegro CLO VI Ltd.(a)(b):
Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.13%), 1.40%, 01/17/31		5,350	5,247,168
Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.50%), 1.77%, 01/17/31		1,000	959,211
Allegro CLO VII Ltd., Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.65%), 1.92%, 06/13/31(a)(b)		1,000	964,924
Allegro CLO XI Ltd., Series 2019-2A, Class A1A, (LIBOR USD 3 Month + 1.39%), 1.66%, 01/19/33(a)(b)		2,000	1,980,654
ALM 2020 Ltd., Series 2020-1A, Class A2, (LIBOR USD 3 Month + 1.85%), 2.13%, 10/15/29(a)(b)		3,500	3,422,966
ALM VII R Ltd.(a)(b):
Series 2013-7RA, Class A1R, (LIBOR USD 3 Month + 1.41%), 1.69%, 10/15/28		4,175	4,156,054
Series 2013-7RA, Class A2R, (LIBOR USD 3 Month + 2.00%), 2.27%, 10/15/28		1,000	991,569
Series 2013-7RA, Class BR, (LIBOR USD 3 Month + 2.70%), 2.98%, 10/15/28		1,000	991,118
ALM VII R-2 Ltd.(a)(b):
Series 2013-7R2A, Class A2R2, (LIBOR USD 3 Month + 1.65%), 1.92%, 10/15/27		2,000	1,951,513
Series 2013-7R2A, Class BR2, (LIBOR USD 3 Month + 2.20%), 2.48%, 10/15/27		600	570,692
ALM XVI Ltd., Series 2015-16A, Class CR2, (LIBOR USD 3 Month + 2.70%), 2.98%, 07/15/27(a)(b)		3,000	2,816,510
American Express Credit Account Master Trust:
Series 2017-5, Class A, (LIBOR USD 1 Month + 0.38%), 0.55%, 02/18/25(a)		1,200	1,203,579
Series 2018-4, Class A, 2.99%, 12/15/23		3,010	3,073,539
Series 2018-6, Class A, 3.06%, 02/15/24		1,535	1,575,255

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2019-2, Class A, 2.67%, 11/15/24	USD	1,960	$2,037,407
AMMC CLO 16 Ltd., Series 2015-16A, Class AR, (LIBOR USD 3 Month + 1.26%), 1.53%, 04/14/29(a)(b)		8,000	7,934,340
AMMC CLO 21 Ltd., Series 2017-21A, Class A, (LIBOR USD 3 Month + 1.25%), 1.81%, 11/02/30(a)(b)		1,750	1,727,447
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.20%), 1.65%, 11/10/30(a)(b)		2,000	1,970,157
AMSR Trust(b):
Series 2020-SFR1, Class E, 3.22%, 04/17/37		10,250	10,214,914
Series 2020-SFR1, Class F, 3.57%, 04/17/37		19,850	19,191,683
Series 2020-SFR1, Class G, 4.31%, 04/17/37		7,500	7,174,437
Anchorage Capital CLO 13 LLC, Series 2019-13A, Class A, (LIBOR USD 3 Month + 1.47%), 1.74%, 04/15/32(a)(b)		10,500	10,459,122
Anchorage Capital CLO 3-R Ltd.(a)(b):
Series 2014-3RA, Class B, (LIBOR USD 3 Month + 1.50%), 1.75%, 01/28/31		3,400	3,275,108
Series 2014-3RA, Class C, (LIBOR USD 3 Month + 1.85%), 2.10%, 01/28/31		1,250	1,181,976
Anchorage Capital CLO 4-R Ltd.(a)(b):
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 1.85%), 2.10%, 01/28/31		600	568,680
Series 2014-4RA, Class D, (LIBOR USD 3 Month + 2.60%), 2.85%, 01/28/31		2,250	2,012,747
Anchorage Capital CLO 5-R Ltd., Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 2.13%, 01/15/30(a)(b)		1,850	1,735,990
Anchorage Capital CLO 6 Ltd.(a)(b):
Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 1.55%, 07/15/30		4,189	4,139,680
Series 2015-6A, Class CR, (LIBOR USD 3 Month + 2.40%), 2.68%, 07/15/30		1,000	978,665
Anchorage Capital CLO 8 Ltd.(a)(b):
Series 2016-8A, Class BR, (LIBOR USD 3 Month + 1.60%), 1.85%, 07/28/28		1,400	1,359,715
Series 2016-8A, Class DR, (LIBOR USD 3 Month + 3.00%), 3.25%, 07/28/28		4,000	3,780,950
Anchorage Capital CLO Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 1.52%, 10/13/30		9,000	8,880,288
Series 2018-10A, Class A1A, (LIBOR USD 3 Month + 1.20%), 1.47%, 10/15/31		7,650	7,485,798
Series 2018-10A, Class B, (LIBOR USD 3 Month + 1.75%), 2.03%, 10/15/31		3,000	2,925,992
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (EURIBOR 3 Month + 5.66%), 5.66%, 05/15/31(a)	EUR	499	549,636
Antares CLO Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.53%), 1.80%, 01/20/30(a)(b)	USD	5,000	4,806,997
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 1.36%, 04/15/31(a)(b)		2,400	2,351,498
Apidos CLO XV(a)(b):
Series 2013-15A, Class CRR, (LIBOR USD 3 Month + 1.85%), 2.12%, 04/20/31		7,000	6,535,403
Series 2013-15A, Class DRR, (LIBOR USD 3 Month + 2.70%), 2.97%, 04/20/31		2,000	1,780,434
Apidos CLO XX, Series 2015-20A, Class BRR, (LIBOR USD 3 Month + 1.95%), 2.22%, 07/16/31(a)(b)		1,750	1,646,892

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Apidos CLO XXII, Series 2015-22A, Class CR, (LIBOR USD 3 Month + 2.95%), 3.22%, 04/20/31(a)(b)	USD	1,000	$908,357
Apidos CLO XXIX, Series 2018-29A, Class A2, (LIBOR USD 3 Month + 1.55%), 1.79%, 07/25/30(a)(b)		1,000	961,303
Apidos CLO XXV Ltd., Series 2016-25A, Class A1R, (LIBOR USD 3 Month + 1.17%), 1.44%, 10/20/31(a)(b)		4,500	4,434,417
Apidos CLO XXVII, Series 2017-27A, Class A2, (LIBOR USD 3 Month + 1.70%), 1.97%, 07/17/30(a)(b)		2,000	1,950,192
Apidos CLO XXX, Series XXXA, Class A1A, (LIBOR USD 3 Month + 1.14%), 1.41%, 10/18/31(a)(b)		2,000	1,963,468
Apidos CLO XXXII, Series 2019-32A, Class C, (LIBOR USD 3 Month + 2.40%), 2.67%, 01/20/33(a)(b)		1,000	981,881
Aqueduct European CLO DAC, Series 2017-2X, Class E, (EURIBOR 3 Month + 4.40%), 4.40%, 10/15/30(a)	EUR	219	220,098
Arbour CLO IV DAC, Series 4X, Class E, (EURIBOR 3 Month + 5.60%), 5.60%, 01/15/30(a)		468	516,101
Ares CLO, Series 2018-50A, Class B, (LIBOR USD 3 Month + 1.70%), 1.98%, 01/15/32(a)(b) USD		4,000	3,880,600
ARES LII CLO Ltd., Series 2019-52A, Class B, (LIBOR USD 3 Month + 1.85%), 2.11%, 04/22/31(a)(b)		5,000	4,836,239
Ares LIII CLO Ltd.(a)(b):
Series 2019-53A, Class C, (LIBOR USD 3 Month + 2.65%), 2.91%, 04/24/31		4,500	4,442,569
Series 2019-53A, Class D, (LIBOR USD 3 Month + 3.75%), 4.01%, 04/24/31		3,000	2,896,557
Ares XL CLO Ltd., Series 2016-40A, Class CR, (LIBOR USD 3 Month + 3.40%), 3.67%, 01/15/29(a)(b)		1,000	944,885
Ares XLI CLO Ltd., Series 2016-41A, Class AR, (LIBOR USD 3 Month + 1.20%), 1.47%, 01/15/29(a)(b)		10,250	10,122,464
Ares XLV CLO Ltd., Series 2017-45A, Class D, (LIBOR USD 3 Month + 3.05%), 3.33%, 10/15/30(a)(b)		1,850	1,683,042
Ares XLVI CLO Ltd., Series 2017-46A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 01/15/30(b)		2,250	1,317,864
Ares XLVII CLO Ltd.(b):
Series 2018-47A, Class C, (LIBOR USD 3 Month + 1.75%), 2.03%, 04/15/30(a)		800	752,239
Series 2018-47A, Class D, (LIBOR USD 3 Month + 2.70%), 2.98%, 04/15/30(a)		2,500	2,246,774
Series 2018-47A, Class SUB, (LIBOR USD 3 Month + 0.00%), 0.00%, 04/15/30		4,500	2,221,533
Ares XLVIII CLO Ltd., Series 2018-48A, Class C, (LIBOR USD 3 Month + 1.80%), 2.07%, 07/20/30(a)(b)		1,000	941,332
Ares XXVII CLO Ltd., Series 2013-2A, Class CR, (LIBOR USD 3 Month + 2.40%), 2.65%, 07/28/29(a)(b)		1,000	962,341
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class B, (LIBOR USD 3 Month + 1.80%), 2.19%, 05/15/30(a)(b)		700	655,291
Ares XXXIR CLO Ltd., Series 2014-31RA, Class A2, (LIBOR USD 3 Month + 1.30%), 1.66%, 05/24/30(a)(b)		1,000	977,970

Security		Par (000)	Value

Asset-Backed Securities (continued)
Ares XXXIV CLO Ltd.(a)(b):
Series 2015-2A, Class AR2, (LIBOR USD 3 Month + 1.25%), 1.52%, 04/17/33	USD	12,500	$12,183,594
Series 2015-2A, Class DR, (LIBOR USD 3 Month + 3.10%), 3.37%, 04/17/33		7,250	6,498,167
Ares XXXVII CLO Ltd.(a)(b):
Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 1.45%, 10/15/30		3,000	2,953,745
Series 2015-4A, Class A3R, (LIBOR USD 3 Month + 1.50%), 1.78%, 10/15/30		1,500	1,443,623
Series 2015-4A, Class BR, (LIBOR USD 3 Month + 1.80%), 2.08%, 10/15/30		1,017	959,605
Ares XXXVR CLO Ltd.(a)(b):
Series 2015-35RA, Class A2, (LIBOR USD 3 Month + 1.40%), 1.68%, 07/15/30		1,500	1,456,722
Series 2015-35RA, Class C, (LIBOR USD 3 Month + 1.90%), 2.18%, 07/15/30		1,000	941,758
Assurant CLO I Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.25%), 1.52%, 10/20/29		4,000	3,945,337
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.70%), 1.97%, 10/20/29		3,000	2,893,514
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.10%), 2.37%, 10/20/29		1,250	1,194,556
Assurant CLO III Ltd., Series 2018-2A, Class A, (LIBOR USD 3 Month + 1.23%), 1.50%, 10/20/31(a)(b)		2,000	1,952,435
Assurant CLO IV Ltd., Series 2019-1A, Class D, (LIBOR USD 3 Month + 3.85%), 4.12%, 04/20/30(a)(b)		1,000	961,407
Atlas Senior Loan Fund VII Ltd.(a)(b):
Series 2016-7A, Class A1R, (LIBOR USD 3 Month + 1.28%), 1.65%, 11/27/31		5,714	5,599,175
Series 2016-7A, Class A2R, (LIBOR USD 3 Month + 1.55%), 1.92%, 11/27/31		5,500	5,322,954
Series 2016-7A, Class B1R, (LIBOR USD 3 Month + 1.80%), 2.17%, 11/27/31		1,700	1,648,302
Atlas Senior Loan Fund XI Ltd., Series 2018- 11A, Class A1L, (LIBOR USD 3 Month + 1.10%), 1.34%, 07/26/31(a)(b)		2,000	1,956,816
Atlas Senior Loan Fund XII Ltd., Series 2018- 12A, Class A1, (LIBOR USD 3 Month + 1.18%), 1.44%, 10/24/31(a)(b)		1,700	1,658,647
Atrium IX, Series 9A, Class AR, (LIBOR USD 3 Month + 1.24%), 1.61%, 05/28/30(a)(b)		13,500	13,339,374
Atrium VIII, Series 8A, Class SUB, 0.00%, 10/23/24(b)(c)		11,500	305,900
Atrium XIV LLC, Series 14A, Class C, (LIBOR USD 3 Month + 1.95%), 2.22%, 08/23/30(a)(b)		1,000	922,868
Atrium XV(a)(b):
Series 15A, Class B, (LIBOR USD 3 Month + 1.75%), 2.01%, 01/23/31		1,000	973,579
Series 15A, Class C, (LIBOR USD 3 Month + 2.20%), 2.46%, 01/23/31		500	470,888
Series 15A, Class D, (LIBOR USD 3 Month + 3.00%), 3.26%, 01/23/31		500	455,122
Avoca CLO XV DAC, Series 15X, Class ER, (EURIBOR 3 Month + 4.13%), 4.13%, 04/15/31(a)	EUR	670	666,841
BA Credit Card Trust:
Series 2018-A2, Class A2, 3.00%, 09/15/23	USD	1,890	1,926,172
Series 2018-A3, Class A3, 3.10%, 12/15/23		1,390	1,427,274
Bain Capital Credit CLO Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.25%), 1.52%, 07/20/30		4,300	4,249,335
Series 2019-1A, Class A1A, (LIBOR USD 3 Month + 1.38%), 1.65%, 04/18/32		4,500	4,430,178

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2005-HE1, Class M2, (LIBOR USD 1 Month + 1.25%), 1.42%, 01/25/35	USD	1,095	$1,085,216
Series 2006-HE7, Class 1A2, (LIBOR USD 1 Month + 0.17%), 0.34%, 09/25/36		1,152	1,403,084
Series 2007-HE1, Class 21A2, (LIBOR USD 1 Month + 0.16%), 0.33%, 01/25/37		1,315	1,290,879
Series 2007-HE2, Class 22A, (LIBOR USD 1 Month + 0.14%), 0.31%, 03/25/37		4,265	4,134,417
Series 2007-HE2, Class 23A, (LIBOR USD 1 Month + 0.14%), 0.31%, 03/25/37		5,542	5,747,726
Series 2007-HE3, Class 2A, (LIBOR USD 1 Month + 0.14%), 0.31%, 04/25/37		6,263	6,636,276
Series 2007-HE5, Class 2A, (LIBOR USD 1 Month + 0.22%), 0.39%, 06/25/47		18,740	18,037,271
Bear Stearns Asset-Backed Securities Trust(a):
Series 2004-HE3, Class M2, (LIBOR USD 1 Month + 1.73%), 1.90%, 04/25/34		3,421	3,418,469
Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 1.37%, 01/25/36		487	486,461
Series 2006-1, Class M1, (LIBOR USD 1 Month + 0.50%), 0.67%, 02/25/36		199	199,098
Benefit Street Partners CLO IV Ltd.(a)(b):
Series 2014-IVA, Class A1RR, (LIBOR USD 3 Month + 1.25%), 1.52%, 01/20/29		8,732	8,655,217
Series 2014-IVA, Class BRR, (LIBOR USD 3 Month + 2.65%), 2.92%, 01/20/29		2,000	1,925,633
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class A1R, (LIBOR USD 3 Month + 1.24%), 1.51%, 10/18/29(a)(b)		10,000	9,863,492
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (LIBOR USD 3 Month + 1.10%), 1.37%, 01/20/31(a)(b)		1,500	1,464,732
Benefit Street Partners CLO XIX Ltd.(a)(b):
Series 2019-19A, Class A, (LIBOR USD 3 Month + 1.35%), 1.63%, 01/15/33		7,000	6,867,632
Series 2019-19A, Class B, (LIBOR USD 3 Month + 2.00%), 2.27%, 01/15/33		4,250	4,182,267
Benefit Street Partners CLO XV Ltd.(a)(b):
Series 2018-15A, Class A1, (LIBOR USD 3 Month + 1.15%), 1.42%, 07/18/31		2,200	2,151,389
Series 2018-15A, Class A2A, (LIBOR USD 3 Month + 1.70%), 1.97%, 07/18/31		1,000	969,890
Bilbao CLO I DAC, Series 1X, Class D, (EURIBOR 3 Month + 4.73%), 4.73%, 07/20/31(a)	EUR	550	561,009
BlueMountain CLO Ltd., Series 2013-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 1.44%, 10/22/30(a)(b)	USD	992	973,152
BMW Floorplan Master Owner Trust, Series 2018-1, Class A1, 3.15%, 05/15/23(b)		1,230	1,250,535
BMW Vehicle Owner Trust, Series 2019-A, Class A4, 1.95%, 01/26/26		1,225	1,275,163
Bowman Park CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.18%), 1.54%, 11/23/25(a)(b)		1,021	1,016,630
Buckhorn Park CLO Ltd., Series 2019-1A, Class C, (LIBOR USD 3 Month + 2.55%), 2.82%, 01/18/31(a)(b)		1,250	1,228,733
California Street CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 1.31%, 10/15/25(a)(b)		423	419,658
Canyon CLO Ltd., Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.70%), 1.98%, 07/15/31(a)(b)		1,000	961,235

Security		Par (000)	Value

Asset-Backed Securities (continued)
Carbone CLO Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.14%), 1.41%, 01/20/31(a)(b)	USD	750	$735,908
Carlyle C17 CLO Ltd.(a)(b):
Series C17A, Class A1AR, (LIBOR USD 3 Month + 1.03%), 1.30%, 04/30/31		8,000	7,827,839
Series C17A, Class BR, (LIBOR USD 3 Month + 1.85%), 2.12%, 04/30/31		1,000	926,901
Carlyle Global Market Strategies CLO Ltd.(a)(b):
Series 2014-2RA, Class A1, (LIBOR USD 3 Month + 1.05%), 1.44%, 05/15/31		1,478	1,440,471
Series 2014-5A, Class A1RR, (LIBOR USD 3 Month + 1.14%), 1.42%, 07/15/31		10,493	10,179,064
CarMax Auto Owner Trust:
Series 2018-1, Class A3, 2.48%, 11/15/22		1,772	1,792,006
Series 2018-4, Class A3, 3.36%, 09/15/23		2,000	2,061,575
Series 2019-3, Class A4, 2.30%, 04/15/25		1,590	1,666,510
Series 2020-2, Class A2A, 1.75%, 01/17/23		1,900	1,919,397
Carrington Mortgage Loan Trust, Series 2006- FRE1, Class A4, (LIBOR USD 1 Month + 0.25%), 0.42%, 04/25/36(a)		2,876	2,156,523
CarVal CLO II Ltd.(a)(b):
Series 2019-1A, Class AN, (LIBOR USD 3 Month + 1.48%), 1.75%, 04/20/32		3,500	3,460,994
Series 2019-1A, Class C, (LIBOR USD 3 Month + 3.25%), 3.52%, 04/20/32		2,500	2,472,678
Catskill Park CLO Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.70%), 3.97%, 04/20/29(a)(b)		1,000	953,463
CBAM Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.25%), 1.52%, 07/20/30		1,000	990,495
Series 2017-2A, Class C1, (LIBOR USD 3 Month + 2.40%), 2.67%, 10/17/29		1,000	973,119
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.23%), 1.50%, 10/17/29		10,000	9,893,872
Series 2018-5A, Class B1, (LIBOR USD 3 Month + 1.40%), 1.67%, 04/17/31		6,500	6,156,897
C-BASS Mortgage Loan Trust, Series 2007- CB3, Class A1, 3.58%, 03/25/37(e)		6,605	3,425,130
Cedar Funding II CLO Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.23%), 1.54%, 06/09/30(a)(b)		3,600	3,554,369
Cedar Funding IV CLO Ltd., Series 2014-4A, Class AR, (LIBOR USD 3 Month + 1.23%), 1.49%, 07/23/30(a)(b)		8,375	8,289,701
Cedar Funding IX CLO Ltd.(b):
Series 2018-9A, Class A1, (LIBOR USD 3 Month + 0.98%), 1.25%, 04/20/31(a)		8,900	8,676,433
Series 2018-9A, Class SUB, 0.00%, 04/20/31(c)		3,950	1,983,129
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (LIBOR USD 3 Month + 1.10%), 1.37%, 07/17/31(a)(b)		1,750	1,714,826
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 1.36%, 10/20/28(a)(b)		3,500	3,452,977
Cedar Funding VIII CLO Ltd.(a)(b):
Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 1.52%, 10/17/30		13,880	13,658,622
Series 2017-8A, Class D, (LIBOR USD 3 Month + 3.25%), 3.52%, 10/17/30		1,895	1,735,509
Cedar Funding X CLO Ltd.(a)(b):
Series 2019-10A, Class A, (LIBOR USD 3 Month + 1.34%), 1.61%, 10/20/32		12,500	12,260,049
Series 2019-10A, Class D, (LIBOR USD 3 Month + 3.85%), 4.12%, 10/20/32		2,000	1,930,207

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Cent CLO 19 Ltd., Series 2013-19A, Class A1A, (LIBOR USD 3 Month + 1.33%), 1.60%, 10/29/25(a)(b)	USD	679	$677,346
Chase Issuance Trust, Series 2020-A1, Class A1, 1.53%, 01/15/25		1,585	1,631,910
Chesapeake Funding II LLC(b):
Series 2018-2A, Class A1, 3.23%, 08/15/30		611	622,453
Series 2019-1A, Class A1, 2.94%, 04/15/31		1,317	1,345,449
CIFC Funding Ltd.(a)(b):
Series 2013-2A, Class A1LR, (LIBOR USD 3 Month + 1.21%), 1.48%, 10/18/30		5,500	5,423,651
Series 2013-4A, Class A1RR, (LIBOR USD 3 Month + 1.06%), 1.30%, 04/27/31		7,000	6,853,860
Series 2013-4A, Class A2RR, (LIBOR USD 3 Month + 1.30%), 1.54%, 04/27/31		1,700	1,664,968
Series 2014-2RA, Class A3, (LIBOR USD 3 Month + 1.90%), 2.16%, 04/24/30		500	472,787
Series 2014-3A, Class CR2, (LIBOR USD 3 Month + 2.35%), 2.61%, 10/22/31		1,000	964,021
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 1.40%, 10/17/30		4,400	4,337,561
Series 2014-4RA, Class A2, (LIBOR USD 3 Month + 1.65%), 1.92%, 10/17/30		1,000	971,666
Series 2014-4RA, Class B, (LIBOR USD 3 Month + 2.20%), 2.47%, 10/17/30		400	384,285
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 3.20%), 3.47%, 10/17/30		750	691,953
Series 2017-3A, Class A1, (LIBOR USD 3 Month + 1.22%), 1.49%, 07/20/30		3,500	3,436,783
Series 2017-5A, Class B, (LIBOR USD 3 Month + 1.85%), 2.12%, 11/16/30		500	472,498
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.40%), 1.67%, 04/18/31		1,000	955,438
Series 2018-1A, Class D, (LIBOR USD 3 Month + 2.65%), 2.92%, 04/18/31		2,250	2,031,967
Series 2018-4A, Class A1, (LIBOR USD 3 Month + 1.15%), 1.42%, 10/17/31		2,700	2,635,722
Series 2018-4A, Class B, (LIBOR USD 3 Month + 2.10%), 2.37%, 10/17/31		1,000	954,410
Series 2019-2A, Class A, (LIBOR USD 3 Month + 1.25%), 1.52%, 04/17/30		9,000	8,895,675
Series 2019-5A, Class A1, (LIBOR USD 3 Month + 1.34%), 1.62%, 10/15/32		12,500	12,354,877
Series 2019-6A, Class A1, (LIBOR USD 3 Month + 1.33%), 1.60%, 01/16/33		8,500	8,394,614
Series 2020-1A, Class B, (LIBOR USD 3 Month + 2.30%), 2.54%, 07/15/32		7,500	7,475,783
Citibank Credit Card Issuance Trust, Series 2018-A6, Class A6, 3.21%, 12/07/24		900	959,527
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class M3, (LIBOR USD 1 Month + 0.31%), 0.48%, 08/25/36(a)		2,766	2,356,192
Clear Creek CLO(a)(b):
Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.20%), 1.47%, 10/20/30		7,000	6,856,399
Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.60%), 1.87%, 10/20/30		3,000	2,885,761
CNH Equipment Trust, Series 2020-A, Class A2, 1.08%, 07/17/23		940	944,574
Conseco Finance Corp.:
Series 1996-5, Class M1, 8.05%, 07/15/27(c)		901	909,070
Series 1997-7, Class M1, 7.03%, 07/15/28(c)		3,457	3,532,991
Series 1998-8, Class A1, 6.28%, 09/01/30		4,723	4,893,873
Conseco Finance Securitizations Corp., Series 2001-4, Class M1, (LIBOR USD 1 Month + 1.75%), 1.92%, 09/01/33(a)		9,303	9,226,963

Security		Par (000)	Value

Asset-Backed Securities (continued)
Contego CLO IV DAC, Series 4X, Class DNE, (EURIBOR 3 Month + 3.10%), 3.10%, 01/23/30(a)	EUR	500	$558,618
Credit Acceptance Auto Loan Trust(b):
Series 2018-3A, Class A, 3.55%, 08/15/27	USD	1,710	1,737,449
Series 2019-3A, Class A, 2.38%, 11/15/28		620	634,105
Series 2020-1A, Class A, 2.01%, 02/15/29		1,330	1,354,716
Series 2020-2A, Class A, 1.37%, 07/16/29		410	410,931
Credit-Based Asset Servicing & Securitization LLC, Series 2007-CB6, Class A4, (LIBOR USD 1 Month + 0.34%), 0.51%, 07/25/37(a)(b)		1,736	1,346,881
CWHEQ Revolving Home Equity Loan Trust, Series 2006-G, Class 2A, (LIBOR USD 1 Month + 0.15%), 0.32%, 10/15/36(a)		878	823,684
Deer Creek CLO Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.18%), 1.45%, 10/20/30		1,000	985,309
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.65%), 1.92%, 10/20/30		1,000	964,652
Dewolf Park CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.21%), 1.49%, 10/15/30(a)(b)		3,000	2,958,971
Discover Card Execution Note Trust(a):
Series 2017-A5, Class A5, (LIBOR USD 1 Month + 0.60%), 0.77%, 12/15/26		2,770	2,781,623
Series 2019-A2, Class A, (LIBOR USD 1 Month + 0.27%), 0.44%, 12/15/23		3,000	3,004,474
Drive Auto Receivables Trust, Series 2019-4, Class A3, 2.16%, 05/15/23		1,010	1,018,548
Dryden 36 Senior Loan Fund(a)(b):
Series 2014-36A, Class AR2, (LIBOR USD 3 Month + 1.28%), 1.55%, 04/15/29		7,500	7,437,775
Series 2014-36A, Class DR2, (LIBOR USD 3 Month + 3.70%), 3.98%, 04/15/29		4,000	3,812,569
Dryden 50 Senior Loan Fund(b):
Series 2017-50A, Class C, (LIBOR USD 3 Month + 2.25%), 2.53%, 07/15/30(a)		1,000	965,695
Series 2017-50A, Class SUB, 0.00%, 07/15/30(c)		4,000	1,937,328
Dryden 70 CLO Ltd., Series 2018-70A, Class D, (LIBOR USD 3 Month + 3.75%), 4.02%, 01/16/32(a)(b)		1,000	955,017
Dryden 78 CLO Ltd., Series 2020-78A, Class A, (LIBOR USD 3 Month + 1.18%), 2.45%, 04/17/33(a)(b)		4,000	3,911,676
Dryden XXVIII Senior Loan Fund, Series 2013- 28A, Class B1LR, (LIBOR USD 3 Month + 3.15%), 3.54%, 08/15/30(a)(b)		1,500	1,408,537
Elm CLO Ltd.(a)(b):
Series 2014-1A, Class ARR, (LIBOR USD 3 Month + 1.17%), 1.44%, 01/17/29		1,900	1,879,822
Series 2014-1A, Class CRR, (LIBOR USD 3 Month + 2.35%), 2.62%, 01/17/29		2,250	2,180,598
Elmwood CLO I Ltd., Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.35%), 1.62%, 04/20/30(a)(b)		2,500	2,483,311
Elmwood CLO II Ltd.(a)(b):
Series 2019-2A, Class A, (LIBOR USD 3 Month + 1.45%), 1.72%, 04/20/31		9,250	9,207,249
Series 2019-2A, Class B, (LIBOR USD 3 Month + 2.10%), 2.37%, 04/20/31		10,500	10,383,969
Elmwood CLO III Ltd., Series 2019-3A, Class A1, (LIBOR USD 3 Month + 1.37%), 1.64%, 10/15/32(a)(b)		13,000	12,859,668
Elmwood CLO IV Ltd., Series 2020-1A, Class B, (LIBOR USD 3 Month + 1.70%), 2.88%, 04/15/33(a)(b)		1,250	1,201,351

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Enterprise Fleet Financing LLC(b):
Series 2017-1, Class A3, 2.60%, 07/20/22	USD	328	$328,808
Series 2019-2, Class A2, 2.29%, 02/20/25		1,088	1,104,991
First Franklin Mortgage Loan Trust(a):
Series 2006-FF9, Class 2A4, (LIBOR USD 1 Month + 0.25%), 0.42%, 06/25/36		1,450	1,068,261
Series 2006-FF13, Class A1, (LIBOR USD 1 Month + 0.12%), 0.29%, 10/25/36		3,785	2,826,172
Series 2006-FF17, Class A5, (LIBOR USD 1 Month + 0.15%), 0.32%, 12/25/36		3,942	3,503,892
Series 2006-FFH1, Class M1, (LIBOR USD 1 Month + 0.37%), 0.54%, 01/25/36		10,000	9,484,202
Flatiron CLO 17 Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.25%), 1.64%, 05/15/30		3,000	2,964,506
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.30%), 2.69%, 05/15/30		1,000	976,081
Flatiron CLO 19 Ltd.(a)(b):
Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.32%), 1.71%, 11/16/32		3,000	2,959,202
Series 2019-1A, Class C, (LIBOR USD 3 Month + 2.70%), 3.09%, 11/16/32		1,500	1,456,025
Series 2019-1A, Class D, (LIBOR USD 3 Month + 3.90%), 4.29%, 11/16/32		3,500	3,442,198
Ford Credit Auto Lease Trust, Series 2020-A, Class A3, 1.85%, 03/15/23		980	996,205
Ford Credit Auto Owner Trust:
Series 2018-A, Class A3, 3.03%, 11/15/22		590	598,963
Series 2019-B, Class A4, 2.24%, 10/15/24		970	1,012,297
Ford Credit Floorplan Master Owner Trust:
Series 2018-3, Class A1, 3.52%, 10/15/23		2,000	2,064,808
Series 2019-4, Class A, 2.44%, 09/15/26		1,590	1,665,776
Galaxy XIX CLO Ltd., Series 2015-19A, Class A1R, (LIBOR USD 3 Month + 1.22%), 1.48%, 07/24/30(a)(b)		8,578	8,426,177
Galaxy XV CLO Ltd., Series 2013-15A, Class AR, (LIBOR USD 3 Month + 1.20%), 1.47%, 10/15/30(a)(b)		2,500	2,460,593
Galaxy XVIII CLO Ltd., Series 2018-28A, Class A1, (LIBOR USD 3 Month + 1.10%), 1.37%, 07/15/31(a)(b)		13,250	13,018,060
Galaxy XX CLO Ltd.(a)(b):
Series 2015-20A, Class CR, (LIBOR USD 3 Month + 1.75%), 2.02%, 04/20/31		1,000	931,856
Series 2015-20A, Class D1R, (LIBOR USD 3 Month + 2.60%), 2.87%, 04/20/31		1,800	1,621,391
Galaxy XXIV CLO Ltd., Series 2017-24A, Class C, (LIBOR USD 3 Month + 1.70%), 1.98%, 01/15/31(a)(b)		500	467,998
Galaxy XXVII CLO Ltd., Series 2018-27A, Class A, (LIBOR USD 3 Month + 1.02%), 1.41%, 05/16/31(a)(b)		7,000	6,802,541
Gilbert Park CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.19%), 1.46%, 10/15/30(a)(b)		2,250	2,216,315
GM Financial Automobile Leasing Trust, Series 2020-2, Class A2A, 0.71%, 10/20/22		460	461,308
GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A4, 2.21%, 11/18/24		1,980	2,066,348
GoldenTree Loan Management US CLO 3 Ltd.(a)(b):
Series 2018-3A, Class AJ, (LIBOR USD 3 Month + 1.30%), 1.57%, 04/20/30		2,000	1,947,604
Series 2018-3A, Class C, (LIBOR USD 3 Month + 1.90%), 2.17%, 04/20/30		500	470,791

Security		Par (000)	Value

Asset-Backed Securities (continued)
GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class A, (LIBOR USD 3 Month + 1.30%), 1.57%, 10/20/32(a)(b)	USD	7,000	$6,907,433
GoldenTree Loan Opportunities IX Ltd.(a)(b):
Series 2014-9A, Class AR2, (LIBOR USD 3 Month + 1.11%), 1.38%, 10/29/29		6,500	6,403,948
Series 2014-9A, Class BR2, (LIBOR USD 3 Month + 1.60%), 1.87%, 10/29/29		900	873,357
GoldenTree Loan Opportunities X Ltd.(a)(b):
Series 2015-10A, Class AR, (LIBOR USD 3 Month + 1.12%), 1.39%, 07/20/31		3,300	3,238,279
Series 2015-10A, Class C1R, (LIBOR USD 3 Month + 2.10%), 2.37%, 07/20/31		1,000	960,271
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (LIBOR USD 3 Month + 1.07%), 1.34%, 01/18/31(a)(b)		2,188	2,148,575
Greene King Finance plc, Series B1, (LIBOR GBP 3 Month + 1.80%), 1.99%, 12/15/34(a)	GBP	100	110,395
Greenpoint Manufactured Housing, Series 2000-1, Class A4, 8.14%, 03/20/30(c)	USD	6,783	6,026,166
Greywolf CLO V Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 1.16%), 1.41%, 01/27/31(a)(b)		5,290	5,195,735
Grippen Park CLO Ltd.(a)(b):
Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.26%), 1.53%, 01/20/30		5,900	5,836,844
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.30%), 2.57%, 01/20/30		1,000	973,674
GSAA Home Equity Trust:
Series 2005-14, Class 1A2, (LIBOR USD 1 Month + 0.35%), 0.52%, 12/25/35(a)		1,025	402,697
Series 2006-4, Class 1A1, 3.59%, 03/25/36(c)		3,846	3,011,912
Series 2006-5, Class 1A1, (LIBOR USD 1 Month + 0.18%), 0.35%, 03/25/36(a)		4,317	1,894,773
Series 2006-18, Class AF6, 5.68%, 11/25/36(e)		3,951	1,597,710
GSAMP Trust(a):
Series 2006-FM3, Class A1, (LIBOR USD 1 Month + 0.14%), 0.31%, 11/25/36		8,194	4,725,512
Series 2006-HE6, Class A4, (LIBOR USD 1 Month + 0.24%), 0.41%, 08/25/36		1,979	1,700,110
GT Loan Financing I Ltd., Series 2013-1A, Class CR, (LIBOR USD 3 Month + 2.10%), 2.35%, 07/28/31(a)(b)		1,000	953,749
Gulf Stream Meridian 1 Ltd.(a)(b):
Series 2020-IA, Class A1, (LIBOR USD 3 Month + 1.37%), 1.64%, 04/15/33		7,500	7,353,493
Series 2020-IA, Class B, (LIBOR USD 3 Month + 2.00%), 2.27%, 04/15/33		2,000	1,946,190
Halsey Point CLO I Ltd.(a)(b):
Series 2019-1A, Class A1A1, (LIBOR USD 3 Month + 1.35%), 1.62%, 01/20/33		5,000	4,914,110
Series 2019-1A, Class B1, (LIBOR USD 3 Month + 2.20%), 2.47%, 01/20/33		2,500	2,465,198
Halseypoint CLO 2 Ltd., Series 2020-2A, Class A1, (LIBOR USD 3 Month + 1.86%), 2.00%, 07/20/31(a)(b)		1,600	1,590,625
Harley-Davidson Motorcycle Trust, Series 2020- A, Class A3, 1.87%, 10/15/24		900	919,580
Harvest CLO XVI DAC, Series 16X, Class ER, (EURIBOR 3 Month + 5.57%), 5.57%, 10/15/31(a)	EUR	235	252,351
Harvest CLO XVIII DAC, Series 18X, Class D, (EURIBOR 3 Month + 2.55%), 2.55%, 10/15/30(a)		200	212,083

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Harvest CLO XXII DAC, Series 22X, Class E, (EURIBOR 3 Month + 6.11%), 6.11%, 01/15/32(a)	EUR	350	$367,618
Harvest CLO XXIII DAC, Series 23X, Class E, (EURIBOR 3 Month + 5.33%), 5.33%, 10/20/32(a)		118	116,952
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class B, (LIBOR USD 3 Month + 1.85%), 2.12%, 07/18/31	USD	1,000	952,851
Series 6A-2015, Class BR, (LIBOR USD 3 Month + 1.75%), 2.29%, 02/05/31		1,100	1,001,735
Honda Auto Receivables Owner Trust:
Series 2018-1, Class A4, 2.83%, 05/15/24		2,330	2,383,063
Series 2018-2, Class A4, 3.16%, 08/19/24		2,000	2,064,887
HPS Loan Management Ltd., Series 8A-2016, Class CR, (LIBOR USD 3 Month + 1.95%), 2.22%, 07/20/30(a)(b)		1,000	925,018
Invesco Euro CLO III DAC(a):
Series 3X, Class D, (EURIBOR 3 Month + 4.00%), 4.00%, 07/15/32	EUR	300	342,214
Series 3X, Class F, (EURIBOR 3 Month + 8.07%), 8.07%, 07/15/32		294	309,882
Invitation Homes Trust(a)(b):
Series 2018-SFR2, Class F, (LIBOR USD 1 Month + 2.25%), 2.60%, 06/17/37	USD	10,228	9,795,557
Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 1.18%, 07/17/37		5,552	5,514,029
Series 2018-SFR3, Class E, (LIBOR USD 1 Month + 2.00%), 2.18%, 07/17/37		5,090	4,932,247
Series 2018-SFR3, Class F, (LIBOR USD 1 Month + 2.25%), 2.50%, 07/17/37		2,096	2,007,423
Series 2018-SFR4, Class A, (LIBOR USD 1 Month + 1.10%), 1.28%, 01/17/38		2,919	2,911,375
JPMorgan Mortgage Acquisition Trust, Series 2006-CH1, Class M7, (LIBOR USD 1 Month + 0.80%), 0.97%, 07/25/36(a)		2,975	2,634,614
Kayne CLO II Ltd.(a)(b):
Series 2018-2A, Class A, (LIBOR USD 3 Month + 1.24%), 1.51%, 10/15/31		5,375	5,311,277
Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.90%), 2.18%, 10/15/31		4,250	4,245,018
Kayne CLO III Ltd.(a)(b):
Series 2019-3A, Class A, (LIBOR USD 3 Month + 1.48%), 1.76%, 04/15/32		15,500	15,357,910
Series 2019-3A, Class B1, (LIBOR USD 3 Month + 2.05%), 2.32%, 04/15/32		4,000	3,943,661
LCM 26 Ltd., Series 26A, Class A1, (LIBOR USD 3 Month + 1.07%), 1.34%, 01/20/31(a)(b)		5,000	4,904,628
LCM Loan Income Fund I Income Note Issuer Ltd., Series 27A, Class A1, (LIBOR USD 3 Month + 1.08%), 1.35%, 07/16/31(a)(b)		4,080	3,970,378
LCM XX LP, Series 20A, Class AR, (LIBOR USD 3 Month + 1.04%), 1.31%, 10/20/27(a)(b)		1,400	1,389,196
LCM XXIV Ltd., Series 24A, Class A, (LIBOR USD 3 Month + 1.31%), 1.58%, 03/20/30(a)(b)		1,500	1,472,887
LCM XXV Ltd., Series 25A, Class B2, (LIBOR USD 3 Month + 1.65%), 1.92%, 07/20/30(a)(b)		350	336,159
Long Beach Mortgage Loan Trust(a):
Series 2005-3, Class 1A, (LIBOR USD 1 Month + 0.52%), 0.69%, 08/25/45		2,426	2,289,064
Series 2006-4, Class 1A, (LIBOR USD 1 Month + 0.15%), 0.32%, 05/25/36		28,635	19,338,621
Series 2006-6, Class 2A3, (LIBOR USD 1 Month + 0.15%), 0.32%, 07/25/36		6,881	3,303,299
Series 2006-7, Class 1A, (LIBOR USD 1 Month + 0.16%), 0.33%, 08/25/36		8,145	5,109,224

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2006-10, Class 2A3, (LIBOR USD 1 Month + 0.16%), 0.33%, 11/25/36	USD	4,447	$2,051,557
Series 2006-10, Class 2A4, (LIBOR USD 1 Month + 0.22%), 0.39%, 11/25/36		4,266	2,002,874
Series 2006-WL3, Class 2A4, (LIBOR USD 1 Month + 0.30%), 0.47%, 01/25/36		2,059	1,757,676
Madison Park Funding XII Ltd., Series 2014- 12A, Class AR, (LIBOR USD 3 Month + 1.26%), 1.53%, 07/20/26(a)(b)		147	146,526
Madison Park Funding XV Ltd., Series 2014- 15A, Class B1R, (LIBOR USD 3 Month + 2.20%), 2.44%, 01/27/26(a)(b)		1,450	1,398,963
Madison Park Funding XVIII Ltd., Series 2015- 18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 1.46%, 10/21/30(a)(b)		12,250	12,099,576
Madison Park Funding XX Ltd., Series 2016- 20A, Class DR, (LIBOR USD 3 Month + 3.00%), 3.25%, 07/27/30(a)(b)		1,315	1,181,023
Madison Park Funding XXV Ltd., Series 2017- 25A, Class A1, (LIBOR USD 3 Month + 1.18%), 1.42%, 04/25/29(a)(b)		2,500	2,467,078
Madison Park Funding XXVI Ltd., Series 2017- 26A, Class AR, (LIBOR USD 3 Month + 1.20%), 1.47%, 07/29/30(a)(b)		3,500	3,449,676
Madison Park Funding XXVII Ltd., Series 2018-27A, Class C, (LIBOR USD 3 Month + 2.60%), 2.87%, 04/20/30(a)(b)		1,000	883,314
Madison Park Funding XXXI Ltd.(a)(b):
Series 2018-31A, Class C, (LIBOR USD 3 Month + 2.15%), 2.41%, 01/23/31		600	565,395
Series 2018-31A, Class D, (LIBOR USD 3 Month + 3.00%), 3.26%, 01/23/31		750	686,629
Marble Point CLO XI Ltd., Series 2017-2A, Class B, (LIBOR USD 3 Month + 1.50%), 1.77%, 12/18/30(a)(b)		1,500	1,428,558
Mariner CLO 5 Ltd., Series 2018-5A, Class A, (LIBOR USD 3 Month + 1.11%), 1.36%, 04/25/31(a)(b)		1,550	1,522,138
Mariner CLO 7 Ltd.(a)(b):
Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.50%), 1.77%, 04/30/32		5,000	4,936,483
Series 2019-1A, Class B, (LIBOR USD 3 Month + 2.00%), 2.27%, 04/30/32		5,000	4,907,052
Mariner CLO LLC, Series 2015-1A, Class CR2, (LIBOR USD 3 Month + 1.90%), 2.17%, 04/20/29(a)(b)		2,000	1,915,687
Mastr Asset-Backed Securities Trust, Series 2006-AM2, Class A4, (LIBOR USD 1 Month + 0.26%), 0.43%, 06/25/36(a)(b)		2,904	2,659,128
Mercedes-Benz Master Owner Trust, Series 2018-BA, Class A, (LIBOR USD 1 Month + 0.34%), 0.51%, 05/15/23(a)(b)		2,000	1,999,846
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, (LIBOR USD 1 Month + 0.00%), 2.50%, 04/25/57(b)		957	964,221
Milos CLO Ltd., Series 2017-1A, Class AR, (LIBOR USD 3 Month + 1.07%), 1.34%, 10/20/30(a)(b)		2,300	2,245,883
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A3, 5.92%, 09/25/46(e)		699	265,308
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 1.52%, 10/20/30(a)(b)		6,250	6,133,151
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, (LIBOR USD 1 Month + 1.20%), 1.37%, 12/15/28(a)(b)		742	740,455

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Navient Private Education Refi Loan Trust(b):
Series 2019-EA, Class A2B, (LIBOR USD 1 Month + 0.92%), 1.09%, 05/15/68(a)	USD	2,180	$2,146,208
Series 2020-DA, Class A, 1.69%, 05/15/69		1,830	1,842,999
Neuberger Berman CLO XVIII Ltd.(a)(b):
Series 2014-18A, Class BR2, (LIBOR USD 3 Month + 2.15%), 2.42%, 10/21/30		1,500	1,445,053
Series 2014-18A, Class CR2, (LIBOR USD 3 Month + 3.00%), 3.27%, 10/21/30		1,250	1,122,467
Neuberger Berman CLO XXII Ltd.(a)(b):
Series 2016-22A, Class BR, (LIBOR USD 3 Month + 1.65%), 1.92%, 10/17/30		800	772,054
Series 2016-22A, Class CR, (LIBOR USD 3 Month + 2.20%), 2.47%, 10/17/30		1,000	963,030
Neuberger Berman CLO XXIII Ltd.(a)(b):
Series 2016-23A, Class CR, (LIBOR USD 3 Month + 2.15%), 2.42%, 10/17/27		700	679,447
Series 2016-23A, Class DR, (LIBOR USD 3 Month + 2.90%), 3.17%, 10/17/27		600	556,961
Neuberger Berman Loan Advisers CLO Ltd.(a)(b):
Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 1.44%, 10/18/30		14,850	14,635,557
Series 2017-26A, Class B, (LIBOR USD 3 Month + 1.50%), 1.77%, 10/18/30		1,500	1,443,663
Series 2018-27A, Class D, (LIBOR USD 3 Month + 2.60%), 2.88%, 01/15/30		1,000	912,120
Newark BSL CLO 1 Ltd., Series 2016-1A, Class A1R, (LIBOR USD 3 Month + 1.10%), 1.34%, 12/21/29(a)(b)		4,750	4,673,551
Nissan Auto Receivables Owner Trust, Series 2018-C, Class A4, 3.27%, 06/16/25		2,000	2,124,876
Nissan Master Owner Trust Receivables, Series 2017-C, Class A, (LIBOR USD 1 Month + 0.32%), 0.49%, 10/17/22(a)		1,960	1,959,541
Oak Hill Credit Partners X-R Ltd.(a)(b):
Series 2014-10RA, Class B, (LIBOR USD 3 Month + 1.75%), 2.02%, 12/12/30		2,150	2,087,549
Series 2014-10RA, Class C, (LIBOR USD 3 Month + 2.20%), 2.47%, 12/12/30		1,300	1,253,934
Oakwood Mortgage Investors, Inc.:
Series 1998-D, Class M1, 7.42%, 01/15/29(b)		902	926,026
Series 1999-C, Class A2, 7.48%, 08/15/27		4,093	3,902,706
Series 2001-D, Class A3, 5.90%, 09/15/22(c)		418	305,189
Series 2002-B, Class A4, 7.09%, 06/15/32(c)		59	62,588
OCP CLO Ltd.(a)(b):
Series 2014-6A, Class A1R, (LIBOR USD 3 Month + 1.26%), 1.53%, 10/17/30		12,000	11,848,280
Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.72%), 1.99%, 10/17/30		7,500	7,284,511
Series 2014-6A, Class BR, (LIBOR USD 3 Month + 2.15%), 2.42%, 10/17/30		2,700	2,604,459
Series 2015-8A, Class CR, (LIBOR USD 3 Month + 2.80%), 3.07%, 04/17/27		3,000	2,942,109
Series 2015-9A, Class CR, (LIBOR USD 3 Month + 2.70%), 2.98%, 07/15/27		2,000	1,893,500
Series 2015-10A, Class CR, (LIBOR USD 3 Month + 2.60%), 2.85%, 10/26/27		1,000	940,417
Series 2016-11A, Class A1AR, (LIBOR USD 3 Month + 1.27%), 1.51%, 10/26/30		1,000	989,112
Series 2016-12A, Class CR, (LIBOR USD 3 Month + 3.00%), 3.27%, 10/18/28		1,000	937,449
Series 2018-15A, Class A3, (LIBOR USD 3 Month + 1.70%), 1.97%, 07/20/31		1,000	977,703
Series 2019-17A, Class A1, (LIBOR USD 3 Month + 1.33%), 1.60%, 07/20/32		6,500	6,421,405
Series 2019-17A, Class C1, (LIBOR USD 3 Month + 2.55%), 2.82%, 07/20/32		2,500	2,420,461

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2019-17A, Class D, (LIBOR USD 3 Month + 3.95%), 4.22%, 07/20/32	USD	1,500	$1,459,611
Series 2020-18A, Class A, (LIBOR USD 3 Month + 1.80%), 2.05%, 04/20/30		2,750	2,746,074
Series 2020-19A, Class A1, (LIBOR USD 3 Month + 1.75%), 2.07%, 07/20/31		1,000	996,474
OCP Euro CLO DAC(a):
Series 2017-2X, Class D, (EURIBOR 3 Month + 2.75%), 2.75%, 01/15/32	EUR	250	270,639
Series 2017-2X, Class E, (EURIBOR 3 Month + 5.00%), 5.00%, 01/15/32		298	313,017
Series 2017-2X, Class F, (EURIBOR 3 Month + 6.40%), 6.40%, 01/15/32		200	187,120
Series 2019-3X, Class E, (EURIBOR 3 Month + 5.75%), 5.75%, 04/20/30		400	438,137
Octagon Investment Partners 26 Ltd.(a):
Series 2016-1, Class AR, (LIBOR USD 3 Month + 2.85%), 3.13%, 04/20/31	USD	1,250	1,083,759
Series 2016-1A, Class BR, (LIBOR USD 3 Month + 1.60%), 1.87%, 07/15/30(b)		6,000	5,786,080
Octagon Investment Partners 27 Ltd., Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.10%), 2.37%, 07/15/30(a)(b)		1,500	1,422,419
Octagon Investment Partners 28 Ltd., Series 2016-1A, Class C1R, (LIBOR USD 3 Month + 2.25%), 2.51%, 10/24/30(a)(b)		4,000	3,850,428
Octagon Investment Partners 30 Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.32%), 1.59%, 03/17/30		2,625	2,586,988
Series 2017-1A, Class C, (LIBOR USD 3 Month + 3.50%), 3.77%, 03/17/30		750	710,039
Octagon Investment Partners 31 LLC, Series 2017-1A, Class D, (LIBOR USD 3 Month + 3.70%), 3.97%, 07/20/30(a)(b)		1,250	1,183,787
Octagon Investment Partners 32 Ltd., Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.25%), 2.53%, 07/15/29(a)(b)		1,000	965,360
Octagon Investment Partners 34 Ltd., Series 2017-1A, Class B1, (LIBOR USD 3 Month + 1.40%), 1.67%, 01/20/30(a)(b)		2,000	1,914,179
Octagon Investment Partners 35 Ltd., Series 2018-1A, Class C, (LIBOR USD 3 Month + 2.60%), 2.87%, 01/20/31(a)(b)		1,000	853,000
Octagon Investment Partners 37 Ltd., Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.75%), 1.99%, 07/25/30(a)(b)		5,250	4,899,056
Octagon Investment Partners 42 Ltd., Series 2019-3A, Class B1, (LIBOR USD 3 Month + 1.95%), 2.23%, 04/15/31(a)(b)		1,500	1,475,693
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class A1AR, (LIBOR USD 3 Month + 1.17%), 1.45%, 07/15/29(a)(b)		2,200	2,167,731
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.00%), 1.24%, 01/25/31(a)(b)		2,000	1,942,482
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class A2RR, (LIBOR USD 3 Month + 1.90%), 2.32%, 02/14/31(a)(b)		2,500	2,430,011
Octagon Loan Funding Ltd.(a)(b):
Series 2014-1A, Class ARR, (LIBOR USD 3 Month + 1.18%), 1.57%, 11/18/31		23,212	22,789,162
Series 2014-1A, Class BRR, (LIBOR USD 3 Month + 1.70%), 2.09%, 11/18/31		1,500	1,455,401
OHA Credit Funding 3 Ltd.(a)(b):
Series 2019-3A, Class A1, (LIBOR USD 3 Month + 1.32%), 1.59%, 07/20/32		8,000	7,892,523

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2019-3A, Class D, (LIBOR USD 3 Month + 3.55%), 3.82%, 07/20/32	USD	2,500	$2,357,800
OHA Credit Funding 4 Ltd.(a)(b):
Series 2019-4A, Class A1, (LIBOR USD 3 Month + 1.33%), 1.59%, 10/22/32		11,500	11,335,116
Series 2019-4A, Class C, (LIBOR USD 3 Month + 2.65%), 2.91%, 10/22/32		2,000	1,978,496
Series 2019-4A, Class D, (LIBOR USD 3 Month + 3.75%), 4.01%, 10/22/32		2,000	1,949,958
OHA Credit Funding 5 Ltd., Series 2020-5A, Class D, (LIBOR USD 3 Month + 3.00%), 4.31%, 04/18/33(a)(b)		500	452,348
OHA Credit Partners XI Ltd., Series 2015-11A, Class DR, (LIBOR USD 3 Month + 2.95%), 3.22%, 01/20/32(a)(b)		400	362,727
OHA Credit Partners XII Ltd., Series 2015-12A, Class DR, (LIBOR USD 3 Month + 2.90%), 3.16%, 07/23/30(a)(b)		1,000	906,247
OHA Credit Partners XIV Ltd.(a)(b):
Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.50%), 1.77%, 01/21/30		1,000	958,698
Series 2017-14A, Class C, (LIBOR USD 3 Month + 1.80%), 2.07%, 01/21/30		2,000	1,885,985
OHA Loan Funding Ltd., Series 2015-1A, Class A1R2, (LIBOR USD 3 Month + 1.34%), 1.73%, 11/15/32(a)(b)		23,875	23,390,015
OZLM VI Ltd., Series 2014-6A, Class A2AS, (LIBOR USD 3 Month + 1.75%), 2.02%, 04/17/31(a)(b)		1,400	1,348,858
OZLM XI Ltd., Series 2015-11A, Class A1R, (LIBOR USD 3 Month + 1.25%), 1.52%, 10/30/30(a)(b)		8,655	8,515,358
OZLM XIV Ltd., Series 2015-14A, Class A1AR, (LIBOR USD 3 Month + 1.16%), 1.44%, 01/15/29(a)(b)		7,000	6,924,891
OZLM XIX Ltd., Series 2017-19A, Class A1, (LIBOR USD 3 Month + 1.22%), 1.50%, 11/22/30(a)(b)		10,000	9,800,205
OZLME BV, Series 1X, Class ER, (EURIBOR 3 Month + 5.90%), 5.90%, 01/18/30(a)	EUR	238	263,638
OZLME II DAC, Series 2X, Class E, (EURIBOR 3 Month + 4.90%), 4.90%, 10/15/30(a)		148	152,966
Palmer Square CLO Ltd.(a)(b):
Series 2013-2A, Class A2RR, (LIBOR USD 3 Month + 1.75%), 2.02%, 10/17/31	USD	1,350	1,312,504
Series 2013-2A, Class AARR, (LIBOR USD 3 Month + 1.20%), 1.47%, 10/17/31		500	491,434
Series 2013-2A, Class BRR, (LIBOR USD 3 Month + 2.20%), 2.47%, 10/17/31		1,300	1,265,249
Series 2013-2A, Class CRR, (LIBOR USD 3 Month + 3.20%), 3.47%, 10/17/31		1,800	1,674,434
Series 2014-1A, Class CR2, (LIBOR USD 3 Month + 2.65%), 2.92%, 01/17/31		500	450,640
Series 2015-1A, Class BR2, (LIBOR USD 3 Month + 2.25%), 2.62%, 05/21/29		1,000	970,953
Series 2015-1A, Class CR2, (LIBOR USD 3 Month + 3.15%), 3.52%, 05/21/29		4,100	3,920,810
Series 2015-2A, Class A1R2, (LIBOR USD 3 Month + 1.10%), 1.37%, 07/20/30		8,000	7,856,063
Series 2015-2A, Class CR2, (LIBOR USD 3 Month + 2.75%), 3.02%, 07/20/30		1,400	1,295,019
Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 1.30%, 04/18/31		12,500	12,254,079
Series 2018-1A, Class A2, (LIBOR USD 3 Month + 1.45%), 1.72%, 04/18/31		10,000	9,576,196
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.75%), 2.02%, 04/18/31		2,000	1,870,332

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2018-2A, Class A1A, (LIBOR USD 3 Month + 1.10%), 1.37%, 07/16/31	USD	8,000	$7,837,258
Series 2018-2A, Class A2, (LIBOR USD 3 Month + 1.65%), 1.92%, 07/16/31		1,000	966,466
Series 2019-1A, Class A1, (LIBOR USD 3 Month + 1.34%), 1.76%, 11/14/32		7,000	6,918,834
Series 2019-1A, Class A2, (LIBOR USD 3 Month + 1.85%), 2.27%, 11/14/32		7,000	6,817,575
Series 2019-1A, Class B, (LIBOR USD 3 Month + 2.65%), 3.07%, 11/14/32		2,500	2,472,448
Series 2019-1A, Class C, (LIBOR USD 3 Month + 3.75%), 4.17%, 11/14/32		1,500	1,485,103
Series 2020-1A, Class A2, (LIBOR USD 3 Month + 2.64%), 2.94%, 04/20/29(d)		3,500	3,503,500
Palmer Square Loan Funding Ltd.(a)(b):
Series 2019-1A, Class A2, (LIBOR USD 3 Month + 1.65%), 1.92%, 04/20/27		7,500	7,317,310
Series 2019-1A, Class C, (LIBOR USD 3 Month + 3.15%), 3.42%, 04/20/27		5,000	4,811,170
Series 2019-3A, Class A2, (LIBOR USD 3 Month + 1.60%), 1.98%, 08/20/27		2,500	2,460,952
Series 2020-2A, Class B, (LIBOR USD 3 Month + 2.25%), 2.52%, 04/20/28		2,000	1,946,892
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2016-1A, Class A2R, (LIBOR USD 3 Month + 1.80%), 2.16%, 08/23/31		2,600	2,528,989
Series 2018-1A, Class A1A, (LIBOR USD 3 Month + 1.28%), 1.55%, 10/20/31		2,000	1,962,800
Series 2019-1A, Class C, (LIBOR USD 3 Month + 3.85%), 4.24%, 05/15/32		2,500	2,352,579
PFS Financing Corp., Series 2018-D, Class A, 3.19%, 04/17/23(b)		3,000	3,054,801
Pretium Mortgage Credit Partners I LLC, Series 2019-NPL2, Class A1, 3.84%, 12/27/58(b)(e)		6,959	6,925,243
Progress Residential Trust(b):
Series 2018-SFR3, Class F, 5.37%, 10/17/35		30,710	31,534,336
Series 2019-SFR2, Class E, 4.14%, 05/17/36		13,495	13,930,837
Series 2019-SFR2, Class F, 4.84%, 05/17/36		5,580	5,392,914
Series 2019-SFR3, Class E, 3.37%, 09/17/36		10,000	10,051,232
Series 2019-SFR3, Class F, 3.87%, 09/17/36		3,000	2,942,361
Series 2019-SFR4, Class E, 3.44%, 10/17/36		12,500	12,426,347
Series 2020-SFR1, Class E, 3.03%, 04/17/37		10,000	9,902,626
Series 2020-SFR1, Class F, 3.43%, 04/17/37		5,500	5,343,038
Series 2020-SFR1, Class G, 4.03%, 04/17/37		3,500	3,385,862
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (LIBOR USD 3 Month + 1.21%), 1.49%, 10/15/30(a)(b)		12,434	12,273,205
Regata XII Funding Ltd.(a)(b):
Series 2019-1A, Class A1, (LIBOR USD 3 Month + 1.32%), 1.60%, 10/15/32		21,000	20,691,378
Series 2019-1A, Class D, (LIBOR USD 3 Month + 3.75%), 4.03%, 10/15/32		1,000	947,347
Regatta Funding LP(a)(b):
Series 2013-2A, Class A1R2, (LIBOR USD 3 Month + 1.25%), 1.53%, 01/15/29		6,075	6,047,943
Series 2013-2A, Class A2R2, (LIBOR USD 3 Month + 1.85%), 2.13%, 01/15/29		2,500	2,445,611

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2013-2A, Class BR2, (LIBOR USD 3 Month + 2.70%), 2.98%, 01/15/29	USD	5,000	$4,808,003
Series 2013-2A, Class CR2, (LIBOR USD 3 Month + 3.70%), 3.98%, 01/15/29		4,500	4,181,355
Regatta IX Funding Ltd.(a)(b):
Series 2017-1A, Class B, (LIBOR USD 3 Month + 1.80%), 2.07%, 04/17/30		10,000	9,725,071
Series 2017-1A, Class C, (LIBOR USD 3 Month + 2.45%), 2.72%, 04/17/30		1,000	963,669
Regatta VI Funding Ltd., Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.05%), 2.32%, 07/20/28(a)(b)		1,000	958,570
Regatta VII Funding Ltd.(a)(b):
Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.00%), 2.31%, 12/20/28		750	714,602
Series 2016-1A, Class DR, (LIBOR USD 3 Month + 2.75%), 3.06%, 12/20/28		1,000	909,537
Regatta VIII Funding Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.25%), 1.52%, 10/17/30(a)(b)		3,500	3,438,927
Regatta X Funding Ltd., Series 2017-3A, Class C, (LIBOR USD 3 Month + 1.80%), 2.07%, 01/17/31(a)(b)		1,500	1,416,289
Regatta XIII Funding Ltd., Series 2018-2A, Class B, (LIBOR USD 3 Month + 2.10%), 2.37%, 07/15/31(a)(b)		1,250	1,200,875
Regatta XV Funding Ltd., Series 2018-4A, Class C, (LIBOR USD 3 Month + 3.30%), 3.54%, 10/25/31(a)(b)		1,000	933,460
Regatta XVI Funding Ltd.(a)(b):
Series 2019-2A, Class B, (LIBOR USD 3 Month + 2.05%), 2.32%, 01/15/33		6,700	6,589,659
Series 2019-2A, Class D, (LIBOR USD 3 Month + 3.90%), 4.17%, 01/15/33		1,000	954,836
Rockford Tower CLO Ltd.(a)(b):
Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 1.46%, 10/20/30		17,000	16,682,996
Series 2018-1A, Class A, (LIBOR USD 3 Month + 1.10%), 1.48%, 05/20/31		7,000	6,832,686
Series 2018-1A, Class B, (LIBOR USD 3 Month + 1.72%), 2.10%, 05/20/31		1,000	970,784
Series 2018-2A, Class A, (LIBOR USD 3 Month + 1.16%), 1.43%, 10/20/31		3,500	3,431,081
Series 2018-2A, Class B, (LIBOR USD 3 Month + 1.80%), 2.07%, 10/20/31		1,125	1,096,867
Series 2018-2A, Class C, (LIBOR USD 3 Month + 2.20%), 2.47%, 10/20/31		700	682,849
Series 2018-2A, Class D, (LIBOR USD 3 Month + 3.10%), 3.37%, 10/20/31		600	550,632
Series 2019-1A, Class A2, (LIBOR USD 3 Month + 1.75%), 2.02%, 04/20/32		3,000	2,953,024
Series 2019-1A, Class B1, (LIBOR USD 3 Month + 2.05%), 2.32%, 04/20/32		3,000	2,965,734
Series 2019-1A, Class C, (LIBOR USD 3 Month + 2.75%), 3.02%, 04/20/32		2,500	2,450,897
Series 2019-1A, Class D, (LIBOR USD 3 Month + 3.85%), 4.12%, 04/20/32		2,000	1,932,995
Series 2019-2A, Class A, (LIBOR USD 3 Month + 1.33%), 1.71%, 08/20/32		6,500	6,338,486
Series 2019-2A, Class C, (LIBOR USD 3 Month + 2.50%), 2.88%, 08/20/32		1,000	965,275
Rockford Tower Europe CLO DAC, Series 2018-1X, Class E, (EURIBOR 3 Month + 5.36%), 5.36%, 12/20/31(a)	EUR	300	312,535
RR 5 Ltd.(a)(b):
Series 2018-5A, Class B, (LIBOR USD 3 Month + 2.25%), 2.53%, 10/15/31	USD	1,250	1,237,634

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2018-5A, Class C, (LIBOR USD 3 Month + 3.10%), 3.38%, 10/15/31	USD	1,200	$1,094,863
RR 6 Ltd., Series 2019-6A, Class A1A, (LIBOR USD 3 Month + 1.25%), 1.53%, 04/15/30(a)(b)		20,500	20,254,414
RR 7 Ltd., Series 2019-7A, Class A1A, (LIBOR USD 3 Month + 1.35%), 1.63%, 01/15/33(a)(b)		3,700	3,629,945
RRE 1 Loan Management DAC, Series 1X, Class E, (EURIBOR 3 Month + 5.95%), 5.95%, 04/15/32(a)	EUR	1,050	1,159,757
SMB Private Education Loan Trust(b):
Series 2014-A, Class A2A, 3.05%, 05/15/26	USD	482	486,406
Series 2016-A, Class A2A, 2.70%, 05/15/31		493	504,381
Series 2016-B, Class A2A, 2.43%, 02/17/32		578	591,057
Series 2016-C, Class A2A, 2.34%, 09/15/34		1,220	1,240,928
Series 2018-B, Class A2B, (LIBOR USD 1 Month + 0.72%), 0.89%, 01/15/37(a)		689	673,758
Series 2018-C, Class A2B, (LIBOR USD 1 Month + 0.75%), 0.92%, 11/15/35(a)		959	946,104
Series 2019-A, Class A2A, 3.44%, 07/15/36		430	451,158
Series 2019-A, Class A2B, (LIBOR USD 1 Month + 0.87%), 1.04%, 07/15/36(a)		1,531	1,496,944
Series 2020-A, Class A2A, 2.23%, 09/15/37		1,000	1,026,765
Series 2020-A, Class A2B, (LIBOR USD 1 Month + 0.83%), 1.00%, 09/15/37(a)		150	146,938
SoFi Professional Loan Program LLC(b):
Series 2015-D, Class A2, 2.72%, 10/27/36		477	485,596
Series 2016-A, Class A1, (LIBOR USD 1 Month + 1.75%), 1.92%, 08/25/36(a)		662	665,677
Series 2016-C, Class A2B, 2.36%, 12/27/32		176	177,411
Series 2016-D, Class A2B, 2.34%, 04/25/33		268	271,564
Series 2017-F, Class A2FX, 2.84%, 01/25/41		2,060	2,106,171
Series 2018-A, Class A2B, 2.95%, 02/25/42		1,900	1,955,326
SoFi Professional Loan Program Trust(b):
Series 2018-C, Class A2FX, 3.59%, 01/25/48		383	403,851
Series 2018-D, Class A2FX, 3.60%, 02/25/48		377	395,782
Series 2020-C, Class AFX, 1.95%, 02/15/46		1,097	1,121,047
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.07%), 1.32%, 01/26/31(a)(b)		3,400	3,291,268
Sound Point CLO XXI Ltd., Series 2018-3A, Class A1A, (LIBOR USD 3 Month + 1.18%), 1.42%, 10/26/31(a)(b)		6,600	6,452,675
Sound Point CLO XXII Ltd., Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.37%), 1.64%, 01/20/32(a)(b)		4,000	3,936,651
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, (LIBOR USD 3 Month + 1.15%), 1.42%, 04/18/31(a)(b)		6,000	5,801,775
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (LIBOR USD 3 Month + 2.60%), 2.88%, 01/15/30(a)(b)		1,700	1,516,164
Structured Asset Securities Corp. Mortgage Loan Trust(a):
Series 2006-BC3, Class A1, (LIBOR USD 1 Month + 0.16%), 0.33%, 10/25/36		7,742	6,071,190
Series 2007-MN1A, Class A1, (LIBOR USD 1 Month + 0.23%), 0.40%, 01/25/37(b)		1,835	1,245,596
Taconic Park CLO Ltd., Series 2016-1A, Class A1R, (LIBOR USD 3 Month + 1.00%), 1.27%, 01/20/29(a)(b)		575	564,046
TCW CLO AMR Ltd., Series 2019-1A, Class A, (LIBOR USD 3 Month + 1.07%), 1.46%, 02/15/29(a)(b)		9,500	9,377,356

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
TCW CLO Ltd.(a)(b):
Series 2017-1A, Class CR, (LIBOR USD 3 Month + 2.05%), 2.32%, 07/29/29	USD	5,700	$5,486,153
Series 2017-1A, Class DR, (LIBOR USD 3 Month + 3.15%), 3.42%, 07/29/29		6,250	5,864,202
THL Credit Wind River CLO Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.23%), 1.50%, 07/20/30(a)(b)		10,000	9,808,346
TIAA CLO I Ltd., Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.35%), 2.62%, 07/20/31(a)(b)		1,000	966,815
TIAA CLO III Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.15%), 1.42%, 01/16/31(a)(b)		10,000	9,749,052
TIAA CLO IV Ltd., Series 2018-1A, Class A2, (LIBOR USD 3 Month + 1.70%), 1.97%, 01/20/32(a)(b)		1,000	962,408
TICP CLO IX Ltd.(a)(b):
Series 2017-9A, Class A, (LIBOR USD 3 Month + 1.14%), 1.41%, 01/20/31		4,750	4,667,010
Series 2017-9A, Class B, (LIBOR USD 3 Month + 1.60%), 1.87%, 01/20/31		1,000	962,935
TICP CLO VI Ltd.(a)(b):
Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.20%), 1.47%, 01/15/29		20,900	20,731,452
Series 2016-6A, Class CR, (LIBOR USD 3 Month + 2.30%), 2.58%, 01/15/29		500	488,909
TICP CLO VII Ltd.(a)(b):
Series 2017-7A, Class BR, (LIBOR USD 3 Month + 1.70%), 1.98%, 04/15/33		2,000	1,910,166
Series 2017-7A, Class CR, (LIBOR USD 3 Month + 2.15%), 2.43%, 04/15/33		5,500	5,240,662
Series 2017-7A, Class DR, (LIBOR USD 3 Month + 3.20%), 3.48%, 04/15/33		4,000	3,693,859
TICP CLO VIII Ltd.(a)(b):
Series 2017-8A, Class A2, (LIBOR USD 3 Month + 1.65%), 1.92%, 10/20/30		3,000	2,906,254
Series 2017-8A, Class C, (LIBOR USD 3 Month + 3.10%), 3.37%, 10/20/30		1,000	931,576
TICP CLO XI Ltd.(a)(b):
Series 2018-11A, Class A, (LIBOR USD 3 Month + 1.18%), 1.45%, 10/20/31		17,000	16,701,227
Series 2018-11A, Class C, (LIBOR USD 3 Month + 2.15%), 2.42%, 10/20/31		3,500	3,367,636
Series 2018-11A, Class D, (LIBOR USD 3 Month + 3.05%), 3.32%, 10/20/31		1,100	1,034,531
TICP CLO XII Ltd.(a)(b):
Series 2018-12A, Class A, (LIBOR USD 3 Month + 1.11%), 1.38%, 01/15/31		7,800	7,682,200
Series 2018-12A, Class C, (LIBOR USD 3 Month + 2.00%), 2.27%, 01/15/31		500	480,283
Series 2018-12A, Class D, (LIBOR USD 3 Month + 2.80%), 3.08%, 01/15/31		1,000	934,914
TICP CLO XIII Ltd.(a)(b):
Series 2019-13A, Class B, (LIBOR USD 3 Month + 1.85%), 2.13%, 07/15/32		2,250	2,205,885
Series 2019-13A, Class C, (LIBOR USD 3 Month + 2.50%), 2.77%, 07/15/32		1,000	987,423
Series 2019-13A, Class D, (LIBOR USD 3 Month + 3.45%), 3.72%, 07/15/32		1,000	963,126
TICP CLO XIV Ltd.(a)(b):
Series 2019-14A, Class A1A, (LIBOR USD 3 Month + 1.34%), 1.61%, 10/20/32		7,000	6,903,155
Series 2019-14A, Class B, (LIBOR USD 3 Month + 2.70%), 2.97%, 10/20/32		3,250	3,227,127
Towd Point Mortgage Trust(b)(c):
Series 2016-3, Class A1, 2.25%, 04/25/56		653	657,245

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2016-4, Class A1, 2.25%, 07/25/56	USD	1,352	$1,365,292
Toyota Auto Receivables Owner Trust:
Series 2017-C, Class A4, 1.98%, 12/15/22		2,000	2,022,413
Series 2017-D, Class A4, 2.12%, 02/15/23		1,250	1,271,472
Series 2018-B, Class A3, 2.96%, 09/15/22		1,540	1,562,325
Series 2018-C, Class A3, 3.02%, 12/15/22		2,470	2,517,887
Series 2020-A, Class A3, 1.66%, 05/15/24		1,905	1,951,550
Treman Park CLO Ltd., Series 2015-1A, Class DRR, (LIBOR USD 3 Month + 2.65%), 2.92%, 10/20/28(a)(b)		1,000	923,958
Tricon American Homes Trust(b):
Series 2017-SFR1, Class D, 3.41%, 09/17/34		3,035	3,072,780
Series 2017-SFR2, Class F, 5.10%, 01/17/36		7,938	8,237,780
Series 2019-SFR1, Class E, 3.40%, 03/17/38		7,000	6,945,287
Upland CLO Ltd., Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.90%), 3.17%, 04/20/31(a)(b)		1,500	1,350,591
Verizon Owner Trust, Series 2020-A, Class A1A, 1.85%, 07/22/24		690	708,464
VOLT LXXXVIII LLC, Series 2020-NPL4, Class A1, 2.98%, 03/25/50(b)(e)		22,555	22,200,150
Voya CLO Ltd.(a)(b):
Series 2014-1A, Class BR2, (LIBOR USD 3 Month + 1.90%), 2.17%, 04/18/31		1,000	913,660
Series 2014-4A, Class BR2, (LIBOR USD 3 Month + 2.09%), 2.36%, 07/14/31		500	458,439
Series 2017-3A, Class C, (LIBOR USD 3 Month + 3.55%), 3.82%, 07/20/30		900	845,400
Series 2018-3A, Class A1A, (LIBOR USD 3 Month + 1.15%), 1.42%, 10/15/31		3,300	3,226,326
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE1, Class A, (LIBOR USD 1 Month + 0.14%), 0.32%, 07/25/37(a)(b)		2,778	2,297,591
Washington Mutual Asset-Backed CertificatesTrust, Series 2006-HE5, Class 1A, (LIBOR USD 1 Month + 0.16%), 0.33%, 10/25/36(a)		17,836	14,097,612
Webster Park CLO Ltd., Series 2015-1A, Class A1BR, (LIBOR USD 3 Month + 1.35%), 1.62%, 07/20/30(a)(b)		3,800	3,689,038
Westcott Park CLO Ltd., Series 2016-1A, Class CR, (LIBOR USD 3 Month + 2.25%), 2.52%, 07/20/28(a)(b)		500	496,121
York CLO 1 Ltd.(a)(b):
Series 2014-1A, Class ARR, (LIBOR USD 3 Month + 1.12%), 1.38%, 10/22/29		9,800	9,687,336
Series 2014-1A, Class BRR, (LIBOR USD 3 Month + 1.65%), 1.91%, 10/22/29		2,100	2,028,865
Series 2014-1A, Class CRR, (LIBOR USD 3 Month + 2.10%), 2.36%, 10/22/29		1,800	1,710,385
Series 2014-1A, Class DRR, (LIBOR USD 3 Month + 3.01%), 3.27%, 10/22/29		2,800	2,672,839
York CLO-2 Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 1.41%, 01/22/31(a)(b)		17,600	17,332,015
York CLO-3 Ltd., Series 2016-1A, Class DR, (LIBOR USD 3 Month + 3.60%), 3.87%, 10/20/29(a)(b)		2,000	1,902,032
York CLO-7 Ltd., Series 2019-2A, Class A1, (LIBOR USD 3 Month + 1.37%), 1.63%, 01/22/33(a)(b)		3,000	2,948,782

Total Asset-Backed Securities — 11.6% (Cost: $1,952,352,524)			1,912,477,943

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 18.2%

Aerospace & Defense — 0.2%
BAE Systems plc	2,024,647	$12,975,775
Boeing Co. (The)	5,860	925,880
General Dynamics Corp.	2,560	375,654
Howmet Aerospace, Inc.	4,186	61,869
Huntington Ingalls Industries, Inc.	447	77,648
L3Harris Technologies, Inc.	3,387	570,134
Lockheed Martin Corp.	39,498	14,968,557
Northrop Grumman Corp.	1,699	552,192
Raytheon Technologies Corp.	99,298	5,628,211
Singapore Technologies Engineering Ltd.	65,200	155,951
Teledyne Technologies, Inc.(f)	827	253,641
Textron, Inc.	2,487	86,896
TransDigm Group, Inc.	546	235,643

		36,868,051

Air Freight & Logistics — 0.2%
CH Robinson Worldwide, Inc.	1,463	137,112
Deutsche Post AG (Registered)	355,639	14,435,454
DSV Panalpina A/S	47,180	6,455,903
Expeditors International of Washington, Inc.	25,358	2,143,005
FedEx Corp.	2,593	436,661
SF Holding Co. Ltd., Class A	15,512	157,034
Sinotrans Ltd., Class A	323,705	156,917
United Parcel Service, Inc., Class B	7,673	1,095,397
ZTO Express Cayman, Inc., ADR	7,811	289,398

		25,306,881

Airlines — 0.0%
Alaska Air Group, Inc.	1,332	45,874
American Airlines Group, Inc.	5,427	60,348
Copa Holdings SA, Class A	83,292	3,451,621
Delta Air Lines, Inc.	6,253	156,137
Southwest Airlines Co.	5,947	183,703
United Airlines Holdings, Inc.(f)	2,711	85,071

		3,982,754

Auto Components — 0.0%
Aptiv plc	2,828	219,877
BorgWarner, Inc.	12,022	440,005
Bridgestone Corp.	27,100	798,246
Magna International, Inc.	3,793	175,314

		1,633,442

Automobiles — 0.1%
Astra International Tbk. PT	21,819,300	7,686,144
Brilliance China Automotive Holdings Ltd.	92,000	93,946
Ford Motor Co.	43,626	288,368
Geely Automobile Holdings Ltd.	2,498,000	5,240,267
General Motors Co.	13,932	346,768
Maruti Suzuki India Ltd.	97,421	8,142,455

		21,797,948

Banks — 0.9%
Abu Dhabi Commercial Bank PJSC	110,017	150,127
Agricultural Bank of China Ltd., Class H	8,840,000	3,137,736
Al Rajhi Bank	130,066	2,044,178
Alinma Bank	33,860	131,743
AMMB Holdings Bhd	221,700	151,882
Arab National Bank	41,925	217,506
Bank AlBilad	58,494	365,981
Bank Al-Jazira	95,620	303,914
Bank Central Asia Tbk. PT	21,000	44,981
Bank Mandiri Persero Tbk. PT	25,760,700	10,238,592
Bank of America Corp.	86,069	2,141,397
Bank of Beijing Co. Ltd., Class A	534,240	369,059
Bank of China Ltd., Class A	244,900	116,656

Security	Shares	Value

Banks (continued)
Bank of China Ltd., Class H	16,812,000	$5,598,548
Bank of Communications Co. Ltd., Class A	166,200	113,152
Bank of Communications Co. Ltd., Class H	2,843,000	1,578,111
Bank of Hangzhou Co. Ltd., Class A	65,200	88,069
Bank of Jiangsu Co. Ltd., Class A	415,300	359,301
Bank of Montreal	12,046	659,025
Bank of Shanghai Co. Ltd., Class A	365,000	432,494
Bank of the Philippine Islands	4,819,710	6,693,094
Bank Polska Kasa Opieki SA	37,360	504,176
Banque Saudi Fransi	11,616	92,848
BDO Unibank, Inc.	154,360	276,047
BOC Hong Kong Holdings Ltd.	125,000	348,507
China CITIC Bank Corp. Ltd., Class H	1,570,000	685,031
China Construction Bank Corp., Class H	15,092,000	11,004,039
China Everbright Bank Co. Ltd., Class H	360,000	135,294
China Merchants Bank Co. Ltd., Class H	1,500	7,000
China Minsheng Banking Corp. Ltd., Class H	891,000	561,197
CIMB Group Holdings Bhd	336,300	285,389
Citigroup, Inc.	22,814	1,140,928
Citizens Financial Group, Inc.	296,660	7,360,135
Comerica, Inc.	1,614	62,171
Commercial Bank PSQC (The)	131,633	147,978
Commercial International Bank Egypt SAE	1,028,944	4,049,746
CTBC Financial Holding Co. Ltd.	2,724,000	1,803,951
DBS Group Holdings Ltd.	500,200	7,225,718
Dubai Islamic Bank PJSC	485,428	496,163
E.Sun Financial Holding Co. Ltd.	2,061,138	1,907,183
East West Bancorp, Inc.	1,057	36,636
Erste Group Bank AG(f)	160,892	3,601,283
Fifth Third Bancorp	7,654	152,008
FinecoBank Banca Fineco SpA	416,737	6,075,093
First Abu Dhabi Bank PJSC	248,500	753,560
First Financial Holding Co. Ltd.	2,440,690	1,966,820
First Republic Bank	1,921	216,074
Grupo Financiero Banorte SAB de CV, Class O	1,536,311	5,502,554
Hong Leong Bank Bhd	75,000	266,259
Hong Leong Financial Group Bhd	18,200	58,078
Huntington Bancshares, Inc.	11,215	103,963
Industrial & Commercial Bank of China Ltd., Class H	14,174,000	8,305,136
Industrial Bank Co. Ltd., Class A	124,652	279,203
JPMorgan Chase & Co.	33,483	3,235,797
Kasikornbank PCL, NVDR	220,200	573,798
KeyCorp	34,329	412,291
Komercni banka A/S	29,885	693,136
Krung Thai Bank PCL, NVDR	1,646,000	521,487
M&T Bank Corp.	71,834	7,610,812
Malayan Banking Bhd	2,837,500	5,136,882
Masraf Al Rayan QSC	261,370	282,098
Mega Financial Holding Co. Ltd.	833,000	919,594
Mitsubishi UFJ Financial Group, Inc.	151,300	566,970
Mizuho Financial Group, Inc.	239,800	292,328
Moneta Money Bank A/S(b)	111,679	254,257
National Commercial Bank	34,108	329,938
People’s United Financial, Inc.	15,468	166,900
PNC Financial Services Group, Inc. (The)	4,774	509,243
Postal Savings Bank of China Co. Ltd., Class H(b)	1,203,000	662,780
Public Bank Bhd	318,500	1,278,392
Qatar International Islamic Bank QSC	93,964	210,584
Qatar Islamic Bank SAQ	79,060	348,066
Qatar National Bank QPSC	178,739	884,607
Regions Financial Corp.	16,149	175,378
RHB Bank Bhd	921,400	1,091,073
Riyad Bank	45,083	203,633
Samba Financial Group	14,263	98,246

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Sberbank of Russia PJSC, ADR	735,889	$8,732,284
SinoPac Financial Holdings Co. Ltd.	1,372,000	498,731
Sumitomo Mitsui Financial Group, Inc.	30,000	799,393
Sumitomo Mitsui Trust Holdings, Inc.	12,500	320,926
SVB Financial Group(f)	557	124,918
Taishin Financial Holding Co. Ltd.	314,000	143,101
Taiwan Cooperative Financial Holding Co. Ltd.	1,297,050	947,355
Thanachart Capital PCL, NVDR	97,000	108,379
Truist Financial Corp.	14,802	554,483
United Overseas Bank Ltd.	266,300	3,749,374
US Bancorp	197,917	7,291,262
Wells Fargo & Co.	40,722	987,916
Zions Bancorp NA	1,913	62,115

		151,124,241

Beverages — 0.4%
Anadolu Efes Biracilik ve Malt Sanayii A/S	493,688	1,367,520
Arca Continental SAB de CV	124,095	622,622
Asahi Group Holdings Ltd.	14,100	459,602
Brown-Forman Corp., Class B	4,850	336,299
Carlsberg Brewery Malaysia Bhd	5,000	29,857
China Resources Beer Holdings Co. Ltd.	186,000	1,293,443
Coca-Cola Amatil Ltd.	87,005	507,805
Coca-Cola Co. (The)	464,014	21,920,021
Coca-Cola Femsa SAB de CV	305,581	1,269,421
Constellation Brands, Inc., Class A	1,808	322,186
Diageo plc	240,510	8,800,419
Fraser & Neave Holdings Bhd	17,200	131,899
Heineken NV	114,860	11,127,018
Molson Coors Beverage Co., Class B	2,035	76,353
Monster Beverage Corp.(f)	4,059	318,550
PepsiCo, Inc.	80,643	11,101,315
Pernod Ricard SA	2,803	481,695
Suntory Beverage & Food Ltd.	7,200	271,773

		60,437,798

Biotechnology — 0.2%
3SBio, Inc.(b)(f)	48,500	59,021
AbbVie, Inc.	176,230	16,725,989
Alexion Pharmaceuticals, Inc.(f)	2,423	248,333
Amgen, Inc.	11,183	2,736,145
Beijing Tiantan Biological Products Corp. Ltd., Class A	37,844	269,147
Biocon Ltd.	13,528	74,014
Biogen, Inc.(f)	1,778	488,399
China Biologic Products Holdings, Inc.(f)	8,284	881,003
Gilead Sciences, Inc.	22,686	1,577,358
Hualan Biological Engineering, Inc., Class A	18,980	176,427
Incyte Corp.(f)	2,018	199,298
Ionis Pharmaceuticals, Inc.(f)	1,375	79,145
Jinyu Bio-Technology Co. Ltd., Class A	53,600	223,905
Regeneron Pharmaceuticals, Inc.(f)	1,107	699,701
Shanghai RAAS Blood Products Co. Ltd., Class A	167,810	248,400
Vertex Pharmaceuticals, Inc.(f)	7,579	2,061,488
Walvax Biotechnology Co. Ltd., Class A	613,400	7,095,996

		33,843,769

Building Products — 0.1%
Allegion plc	4,954	492,725
AO Smith Corp.	16,045	772,406
Beijing New Building Materials plc, Class A	1,552,370	6,843,301
Carrier Global Corp.(f)	306,598	8,351,730
Fortune Brands Home & Security, Inc.	1,512	115,668
Johnson Controls International plc	8,101	311,726
Masco Corp.	2,915	166,621

Security	Shares	Value

Building Products (continued)
Trane Technologies plc	2,610	$291,981

		17,346,158

Capital Markets — 0.1%
Ameriprise Financial, Inc.	1,380	212,009
Bank of New York Mellon Corp. (The)	9,260	331,971
Blackstone Group, Inc. (The), Class A	6,470	344,722
Cboe Global Markets, Inc.	1,610	141,197
Charles Schwab Corp. (The)	61,433	2,036,504
CI Financial Corp.	3,054	41,976
CME Group, Inc.	4,878	810,626
E*TRADE Financial Corp.	2,746	139,414
FactSet Research Systems, Inc.	211	73,069
Franklin Resources, Inc.	9,614	202,375
Goldman Sachs Group, Inc. (The)	3,483	689,495
Intercontinental Exchange, Inc.	23,904	2,313,429
Invesco Ltd.	4,785	48,041
MarketAxess Holdings, Inc.	1,056	545,635
Moody’s Corp.	3,305	929,697
Morgan Stanley	13,492	659,489
MSCI, Inc.	999	375,604
Nasdaq, Inc.	3,233	424,525
Northern Trust Corp.	2,494	195,405
Raymond James Financial, Inc.	1,568	108,945
S&P Global, Inc.	6,184	2,165,946
State Street Corp.	4,098	261,411
T. Rowe Price Group, Inc.	4,481	618,826
TD Ameritrade Holding Corp.	1,123	40,305

		13,710,616

Chemicals — 0.1%
Air Products and Chemicals, Inc.	2,458	704,537
Albemarle Corp.	1,140	94,004
Asian Paints Ltd.	46,869	1,073,107
Celanese Corp.	1,246	121,111
CF Industries Holdings, Inc.	2,077	65,072
Corteva, Inc.	8,396	239,790
Covestro AG(b)	85,942	3,335,186
Croda International plc	2,839	211,887
Dow, Inc.	8,071	331,395
DuPont de Nemours, Inc.	8,056	430,835
Eastman Chemical Co.	1,480	110,452
Ecolab, Inc.	14,259	2,667,574
EMS-Chemie Holding AG (Registered)	255	220,210
Evonik Industries AG	47,142	1,273,599
FMC Corp.	1,409	149,424
International Flavors & Fragrances, Inc.	1,154	145,346
Linde plc	5,797	1,420,903
LyondellBasell Industries NV, Class A	2,789	174,368
Mesaieed Petrochemical Holding Co.	70,782	40,086
Mosaic Co. (The)	3,836	51,671
Nitto Denko Corp.	1,400	79,353
Petronas Chemicals Group Bhd	65,600	95,989
PhosAgro PJSC, GDR	38,052	449,667
Pidilite Industries Ltd.	3,243	58,696
PPG Industries, Inc.	7,210	776,157
Saudi Arabian Fertilizer Co.	2,114	44,029
Saudi Basic Industries Corp.	91,811	2,172,965
Sherwin-Williams Co. (The)	872	564,986
Sika AG (Registered)	27,919	6,134,701
Sinopec Shanghai Petrochemical Co. Ltd., Class H	544,000	121,121
Yanbu National Petrochemical Co.	27,034	374,076

		23,732,297

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies — 0.0%
Cintas Corp.	918	$277,117
Copart, Inc.(f)	7,160	667,670
Country Garden Services Holdings Co. Ltd.	20,000	120,667
Preston Holdings LLC(d)(f)	24,388	195,104
Republic Services, Inc.	2,428	211,843
Rollins, Inc.	1,514	79,333
S-1 Corp.	77,186	5,863,407
Waste Management, Inc.	4,226	463,170

		7,878,311

Communications Equipment — 0.1%
Arcadyan Technology Corp.	25,000	65,970
Arista Networks, Inc.(f)	4,714	1,224,556
Cisco Systems, Inc.	260,286	12,259,470
F5 Networks, Inc.(f)	2,073	281,721
Juniper Networks, Inc.	3,737	94,845
Motorola Solutions, Inc.	1,874	261,985
Sercomm Corp.	153,000	412,761

		14,601,308

Construction & Engineering — 0.1%
Bouygues SA	248,412	8,775,543
Jacobs Engineering Group, Inc.	1,420	121,197
Kajima Corp.	10,900	119,737
Quanta Services, Inc.	1,542	61,634
Taisei Corp.	8,400	288,539
Vinci SA	60,981	5,248,333

		14,614,983

Construction Materials — 0.1%
Anhui Conch Cement Co. Ltd., Class A	53,643	471,444
Anhui Conch Cement Co. Ltd., Class H	1,125,500	8,511,198
Asia Cement Corp.	1,107,000	1,509,010
Martin Marietta Materials, Inc.	675	139,847
Siam Cement PCL (The), NVDR	21,800	267,484
Taiwan Cement Corp.	1,250,000	1,920,015
Vulcan Materials Co.	1,469	172,490

		12,991,488

Consumer Finance — 0.1%
American Express Co.	7,340	684,969
Arrow Global Group plc	122,104	120,835
Capital One Financial Corp.	5,167	329,654
Cembra Money Bank AG	29,058	3,172,682
Discover Financial Services	3,434	169,743
Shriram Transport Finance Co. Ltd.	407,453	3,752,261
Srisawad Corp. PCL, NVDR	18,000	27,786
Synchrony Financial	6,275	138,866

		8,396,796

Containers & Packaging — 0.1%
Amcor plc	17,554	180,806
Amcor plc, CDI	848,953	8,719,417
Avery Dennison Corp.	910	103,139
Ball Corp.	3,588	264,184
International Paper Co.	223,882	7,788,855
Packaging Corp. of America	1,106	106,309
Sealed Air Corp.	1,662	59,300
WestRock Co.	2,753	73,946

		17,295,956

Distributors — 0.1%
Genuine Parts Co.	108,479	9,779,382
LKQ Corp.(f)	3,330	93,873

		9,873,255

Diversified Consumer Services — 0.0%
Benesse Holdings, Inc.	8,100	211,249
Fu Shou Yuan International Group Ltd.	189,000	179,271

Security	Shares	Value

Diversified Consumer Services (continued)
H&R Block, Inc.	2,169	$31,450
New Oriental Education & Technology Group, Inc., ADR(f)	2,630	368,726

		790,696

Diversified Financial Services — 0.0%
Berkshire Hathaway, Inc., Class B(f)	21,273	4,164,828
Yuanta Financial Holding Co. Ltd.	1,000	615

		4,165,443

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	78,079	2,309,577
Cellnex Telecom SA(b)	110,123	6,930,522
CenturyLink, Inc.	10,608	102,367
China Telecom Corp. Ltd., Class H	3,820,000	1,134,257
China Unicom Hong Kong Ltd.	1,442,000	802,078
China Unicom Hong Kong Ltd., ADR	16,913	93,867
Chunghwa Telecom Co. Ltd.	549,000	2,051,686
Elisa OYJ	3,561	211,198
Emirates Telecommunications Group Co. PJSC	94,080	425,380
Hellenic Telecommunications Organization SA	464,073	6,828,153
HKT Trust & HKT Ltd.(g)	2,618,000	3,857,594
Infrastrutture Wireless Italiane SpA(b)	222,953	2,249,751
KT Corp., ADR	42,316	417,236
LG Uplus Corp.(f)	26,070	250,960
Nippon Telegraph & Telephone Corp.	80,300	1,863,880
Ooredoo QPSC	94,446	173,840
Orange Polska SA(f)	143,303	268,721
Orange SA	21,315	249,830
PCCW Ltd.	4,007,000	2,258,960
Rostelecom PJSC	151,138	183,341
Saudi Telecom Co.	64,126	1,669,139
Singapore Telecommunications Ltd.	1,066,000	1,934,656
Spark New Zealand Ltd.	77,052	252,510
Telecom Italia SpA	777,794	312,660
Telefonica Deutschland Holding AG	92,475	252,324
Telekom Malaysia Bhd	347,100	327,561
Telekomunikasi Indonesia Persero Tbk. PT	441,600	92,109
TELUS Corp.	993,721	17,234,043
Verizon Communications, Inc.	74,017	4,254,497

		58,992,697

Electric Utilities — 0.9%
Alliant Energy Corp.	2,673	143,941
American Electric Power Co., Inc.	144,291	12,536,002
AusNet Services	3,568,313	4,559,278
CEZ A/S	53,238	1,072,495
CPFL Energia SA	210,688	1,266,176
Duke Energy Corp.	123,301	10,448,527
Edison International	35,785	1,992,151
EDP - Energias de Portugal SA	2,410,573	12,115,760
Emera, Inc.	50,365	2,096,270
Enel SpA	1,381,043	12,651,079
Entergy Corp.	2,157	226,765
Evergy, Inc.	75,090	4,868,085
Eversource Energy	100,720	9,071,850
Exelon Corp.	10,486	404,864
FirstEnergy Corp.	215,911	6,261,419
HK Electric Investments & HK Electric Investments Ltd.(g)	2,152,500	2,227,606
Iberdrola SA	1,047,449	13,538,577
Manila Electric Co.	18,760	101,281
NextEra Energy, Inc.	94,418	26,503,133
NRG Energy, Inc.	2,485	84,018
Orsted A/S(b)	24,974	3,559,418
PG&E Corp.(f)	116,045	1,085,021
Pinnacle West Capital Corp.	1,214	100,859

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
PPL Corp.	8,318	$221,425
Southern Co. (The)	17,986	982,215
SSE plc	53,962	915,323
Tenaga Nasional Bhd	323,200	872,217
Xcel Energy, Inc.	180,739	12,478,221

		142,383,976

Electrical Equipment — 0.1%
AMETEK, Inc.	2,467	230,048
Eaton Corp. plc	74,636	6,950,851
Emerson Electric Co.	6,647	412,180
Legrand SA	10,946	846,764
Rockwell Automation, Inc.	3,363	733,605
Schneider Electric SE	129,314	14,827,598
Voltronic Power Technology Corp.(f)	5,000	152,335

		24,153,381

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., Class A	3,212	339,701
CDW Corp.	1,564	181,815
Chroma ATE, Inc.	13,000	73,053
Corning, Inc.	8,438	261,578
Delta Electronics, Inc.	60,000	410,128
FLIR Systems, Inc.	1,465	61,032
Foxconn Technology Co. Ltd.	118,000	218,612
Hirose Electric Co. Ltd.	300	31,465
Hon Hai Precision Industry Co. Ltd.	3,418,000	9,135,044
IPG Photonics Corp.(f)	383	68,561
Keysight Technologies, Inc.(f)	3,199	319,548
Merry Electronics Co. Ltd.	107,000	581,189
Samsung SDI Co. Ltd.	19,810	6,632,024
Synnex Technology International Corp.	677,000	1,011,242
TE Connectivity Ltd.	3,630	323,324
Unimicron Technology Corp.	585,000	1,285,162
WPG Holdings Ltd.	1,062,000	1,444,666
Zebra Technologies Corp., Class A(f)	582	163,396

		22,541,540

Energy Equipment & Services — 0.0%
Baker Hughes Co.	7,014	108,647
Halliburton Co.	9,510	136,278
Mcdermott International Ltd.(f)	165,884	588,888
National Oilwell Varco, Inc.	4,170	47,997
Schlumberger Ltd.	15,134	274,531
TechnipFMC plc	4,535	36,416

		1,192,757

Entertainment — 0.1%
Activision Blizzard, Inc.	19,811	1,636,983
Electronic Arts, Inc.(f)	22,436	3,177,386
G-bits Network Technology Xiamen Co. Ltd., Class A	909	80,622
Live Nation Entertainment, Inc.(f)	1,554	72,743
NCSoft Corp.(f)	2,225	1,516,107
NetEase, Inc., ADR	2,877	1,318,874
Netflix, Inc.(f)	4,791	2,342,224
Perfect World Co. Ltd., Class A	23,460	128,846
Take-Two Interactive Software, Inc.(f)	3,821	626,720
Tencent Music Entertainment Group, ADR(f)	6,650	107,331
Walt Disney Co. (The)	19,776	2,312,606

		13,320,442

Equity Real Estate Investment Trusts (REITs) — 3.3%
Alexandria Real Estate Equities, Inc.	163,105	28,959,293
Allied Properties REIT	345,706	10,352,210
American Tower Corp.	43,506	11,372,033
Apartment Investment & Management Co., Class A	1,404	54,503

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Assura plc	23,801,351	$24,540,279
AvalonBay Communities, Inc.	115,476	17,681,685
Boston Properties, Inc.	161,634	14,399,973
Comforia Residential REIT, Inc.	1,814	5,681,755
Community Healthcare Trust, Inc.	89,995	4,115,471
Cousins Properties, Inc.	671,228	20,620,124
Cromwell European REIT(h)	23,108,000	11,766,446
Crown Castle International Corp.	199,508	33,257,984
CyrusOne, Inc.	207,517	17,311,068
Dexus	4,357,651	26,452,586
Digital Realty Trust, Inc.	22,259	3,573,460
Duke Realty Corp.	4,071	163,614
EPR Properties	390,708	11,185,970
Equinix, Inc.	39,642	31,137,998
Equity Residential	3,867	207,387
Essex Property Trust, Inc.	710	156,725
Extra Space Storage, Inc.	1,406	145,296
Federal Realty Investment Trust	753	57,454
Goodman Group	1,977,849	24,047,875
Healthpeak Properties, Inc.	6,025	164,422
Host Hotels & Resorts, Inc.	7,887	85,022
Hudson Pacific Properties, Inc	374,278	8,821,733
Iron Mountain, Inc.	3,118	87,896
Japan Retail Fund Investment Corp.	55	66,132
Kenedix Office Investment Corp.	4,419	24,046,822
Kimco Realty Corp.	4,561	50,855
Link REIT	1,173,400	9,104,500
LondonMetric Property plc	3,389,518	10,239,700
MCUBS MidCity Investment Corp.	17,287	11,264,079
Mid-America Apartment Communities, Inc.	1,276	152,086
Nippon Prologis REIT, Inc	3,436	11,861,050
NorthWest Healthcare Properties REIT	627,132	5,267,263
Omega Healthcare Investors, Inc.	317,100	10,267,698
Prologis, Inc.	294,473	31,043,344
Public Storage	1,623	324,405
Realty Income Corp.	3,813	228,971
Regency Centers Corp.	1,811	74,305
SBA Communications Corp.	39,666	12,357,546
Secure Income REIT plc	1,770,874	6,113,431
Segro plc	1,455,959	18,438,622
Simon Property Group, Inc.	3,324	207,251
SL Green Realty Corp.	730	33,945
Spirit Realty Capital, Inc.	505,064	17,404,506
STAG Industrial, Inc.	305,600	9,962,560
Sun Communities, Inc.	141,412	21,201,901
Target Healthcare REIT plc	7,001,766	10,210,157
UDR, Inc.	3,220	116,564
Ventas, Inc.	4,026	154,437
VEREIT, Inc.	1,338,894	8,716,200
VICI Properties, Inc.	702,110	15,242,808
Vornado Realty Trust	1,711	59,064
Welltower, Inc.	4,580	245,305
Weyerhaeuser Co.	8,426	234,327

		541,090,096

Food & Staples Retailing — 0.2%
Abdullah Al Othaim Markets Co.	10,297	328,910
Atacadao SA	30,931	132,344
BIM Birlesik Magazalar A/S	44,933	458,737
Clicks Group Ltd.	49,928	666,300
Colruyt SA	3,867	224,582
Costco Wholesale Corp.	15,194	4,946,103
CP ALL PCL, NVDR	1,034,000	2,263,819
Dino Polska SA(b)(f)	7,150	395,833
Koninklijke Ahold Delhaize NV	23,775	684,740
Kroger Co. (The)	8,585	298,672
Lawson, Inc.	6,600	328,659

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing (continued)
Loblaw Cos. Ltd.	29,411	$1,525,828
President Chain Store Corp.	95,000	907,453
Raia Drogasil SA	10,197	243,815
Seven & i Holdings Co. Ltd.	14,800	447,249
Sun Art Retail Group Ltd.	138,500	192,487
Sysco Corp.	5,527	292,102
Walgreens Boots Alliance, Inc.	53,835	2,191,623
Wal-Mart de Mexico SAB de CV	2,822,610	6,643,375
Walmart, Inc.	41,360	5,351,984
Wm Morrison Supermarkets plc	324,201	786,424
X5 Retail Group NV, GDR	136,469	5,121,678

		34,432,717

Food Products — 0.3%
Almarai Co. JSC	25,021	357,545
Angel Yeast Co. Ltd., Class A	9,700	91,425
Archer-Daniels-Midland Co.	6,233	266,959
Britannia Industries Ltd.	3,295	168,170
Campbell Soup Co.	1,822	90,317
China Feihe Ltd.(b)	69,000	132,802
China Mengniu Dairy Co. Ltd.(f)	1,458,000	6,841,624
Conagra Brands, Inc.	5,258	196,912
Dali Foods Group Co. Ltd.(b)	469,500	286,936
General Mills, Inc.	9,274	586,766
Gruma SAB de CV, Class B	10,636	124,688
Guangdong Haid Group Co. Ltd., Class A	31,300	286,041
Henan Shuanghui Investment & Development Co. Ltd., Class A(f)	86,946	679,848
Hershey Co. (The)	13,139	1,910,542
Hormel Foods Corp.	3,127	159,039
JM Smucker Co. (The)	7,114	777,916
Kellogg Co.	4,506	310,869
Kraft Heinz Co. (The)	6,982	240,041
Kuala Lumpur Kepong Bhd	15,400	84,737
Lamb Weston Holdings, Inc.	1,574	94,566
McCormick & Co., Inc. (Non-Voting)	1,380	268,962
Mondelez International, Inc., Class A	15,631	867,364
Nestle India Ltd.	6,866	1,512,280
Nestle Malaysia Bhd	21,100	705,915
Nestle SA (Registered)	192,174	22,853,670
Nisshin Seifun Group, Inc.	3,100	47,486
NongShim Co. Ltd.	620	192,359
PPB Group Bhd	14,900	69,354
Savola Group (The)(f)	13,678	169,078
Standard Foods Corp.	142,000	297,069
Thai Union Group PCL, NVDR	436,500	187,811
Tingyi Cayman Islands Holding Corp.	382,000	712,124
Toly Bread Co. Ltd., Class A	13,300	114,639
Tyson Foods, Inc., Class A	3,184	195,657
Uni-President China Holdings Ltd.	158,000	171,440
Uni-President Enterprises Corp.	607,000	1,481,478
Want Want China Holdings Ltd.	2,724,000	2,015,896
Wens Foodstuffs Group Co. Ltd., Class A	195,889	665,955

		46,216,280

Gas Utilities — 0.2%
Atmos Energy Corp.	52,806	5,596,908
China Resources Gas Group Ltd.	30,000	147,975
ENN Energy Holdings Ltd.	713,900	8,653,722
Petronas Gas Bhd	58,600	233,039
Snam SpA	985,072	5,243,987
Tokyo Gas Co. Ltd.	236,600	5,023,516

		24,899,147

Health Care Equipment & Supplies — 0.3%
Abbott Laboratories	24,100	2,425,424
ABIOMED, Inc.(f)	490	146,971

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Align Technology, Inc.(f)	785	$230,649
Ansell Ltd.	159,158	4,369,983
Baxter International, Inc.	5,601	483,814
Becton Dickinson and Co.	3,200	900,288
Boston Scientific Corp.(f)	15,409	594,325
Cooper Cos., Inc. (The)	536	151,651
Danaher Corp.	15,985	3,257,743
Dentsply Sirona, Inc.	2,422	108,021
DexCom, Inc.(f)	1,012	440,766
Edwards Lifesciences Corp.(f)	49,091	3,849,225
Hartalega Holdings Bhd	229,200	1,101,333
Hologic, Inc.(f)	2,888	201,525
IDEXX Laboratories, Inc.(f)	904	359,566
Intuitive Surgical, Inc.(f)	1,275	873,936
Koninklijke Philips NV	191,655	9,902,982
Kossan Rubber Industries	36,600	152,496
Lepu Medical Technology Beijing Co. Ltd., Class A	868,281	5,332,926
Masimo Corp.(f)	5,017	1,104,342
Medtronic plc	162,953	15,721,705
ResMed, Inc.	4,319	874,641
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	100,000	254,658
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	5,218	259,231
STERIS plc	966	154,203
Stryker Corp.	3,495	675,584
Supermax Corp. Bhd.(f)	23,600	103,642
Teleflex, Inc.	500	186,550
Top Glove Corp. Bhd	23,600	144,558
Varian Medical Systems, Inc.(f)	984	140,436
West Pharmaceutical Services, Inc.	843	226,657
Zimmer Biomet Holdings, Inc.	2,284	308,020

		55,037,851

Health Care Providers & Services — 0.2%
Alfresa Holdings Corp.	18,100	370,640
AmerisourceBergen Corp.	7,302	731,587
Anthem, Inc.	3,524	964,871
Bangkok Dusit Medical Services PCL, NVDR	1,486,100	1,056,481
Bumrungrad Hospital PCL, NVDR	105,700	389,071
Cardinal Health, Inc.	3,222	175,986
Centene Corp.(f)	6,307	411,532
China National Medicines Corp. Ltd., Class A	23,567	148,286
Cigna Corp.	4,000	690,760
CVS Health Corp.	14,220	895,007
DaVita, Inc.(f)	939	82,059
Dr Sulaiman Al Habib Medical Services Group Co.	3,863	90,642
Fresenius Medical Care AG & Co. KGaA	2,710	238,757
HCA Healthcare, Inc.	2,873	363,837
Henry Schein, Inc.(f)	4,757	326,949
Humana, Inc.	1,451	569,445
IHH Healthcare Bhd	354,100	452,290
Jointown Pharmaceutical Group Co. Ltd., Class A	57,500	154,057
Laboratory Corp. of America Holdings(f)	1,056	203,723
McKesson Corp.	3,155	473,755
Mediclinic International plc	1,576,096	5,550,821
Medipal Holdings Corp.	1,300	23,808
Quest Diagnostics, Inc.	3,058	388,580
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	154,100	273,977
Sinopharm Group Co. Ltd., Class H	88,800	211,635
Sonic Healthcare Ltd.	257,713	5,900,238
Suzuken Co. Ltd.	1,200	42,687
Topchoice Medical Corp., Class A(f)	9,681	244,456

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	12,844	$3,888,906
Universal Health Services, Inc., Class B	788	86,601

		25,401,444

Health Care Technology — 0.0%
Cerner Corp.	7,746	537,960
Veeva Systems, Inc., Class A(f)	6,345	1,678,696

		2,216,656

Hotels, Restaurants & Leisure — 0.2%
Carnival Corp.	5,032	69,844
Chipotle Mexican Grill, Inc.(f)	285	329,221
Compass Group plc	22,959	315,898
Darden Restaurants, Inc.	1,438	109,144
Domino’s Pizza, Inc.	1,713	662,263
Genting Bhd	70,000	63,516
Genting Malaysia Bhd	897,300	483,841
Genting Singapore Ltd.	1,081,500	580,176
Haidilao International Holding Ltd.(b)	11,000	50,654
Hilton Worldwide Holdings, Inc.	2,978	223,499
Kangwon Land, Inc.(f)	6,656	127,784
Las Vegas Sands Corp.	3,660	159,722
Marriott International, Inc., Class A	2,850	238,901
McDonald’s Corp.	24,445	4,749,175
MGM Resorts International	5,206	83,765
Norwegian Cruise Line Holdings Ltd.(f)	2,705	36,896
OPAP SA	63,418	574,496
Royal Caribbean Cruises Ltd.	1,857	90,454
SJM Holdings Ltd.	5,939,000	6,701,339
Sodexo SA	3,578	246,933
Starbucks Corp.	39,334	3,010,231
Wynn Resorts Ltd.	959	69,460
Yum China Holdings, Inc.	129,455	6,633,274
Yum! Brands, Inc.	11,395	1,037,515

		26,648,001

Household Durables — 0.2%
Arcelik A/S(f)	43,360	143,621
Barratt Developments plc	294,861	1,958,664
Berkeley Group Holdings plc	4,605	267,186
Crompton Greaves Consumer Electricals Ltd.(f)	14,590	47,505
DR Horton, Inc.	3,741	247,505
Garmin Ltd.	20,117	1,983,335
Haier Electronics Group Co. Ltd.	2,346,000	8,158,098
Leggett & Platt, Inc.	1,414	56,687
Lennar Corp., Class A	3,032	219,365
Mohawk Industries, Inc.(f)	647	51,663
Newell Brands, Inc.	4,118	67,535
Nikon Corp.	46,500	325,101
NVR, Inc.(f)	36	141,485
Persimmon plc	192,765	6,018,167
PulteGroup, Inc.	2,785	121,426
Sekisui House Ltd.	84,500	1,543,288
Taylor Wimpey plc	3,178,300	4,902,613
Whirlpool Corp.	621	101,298

		26,354,542

Household Products — 0.2%
Church & Dwight Co., Inc.	2,670	257,201
Clorox Co. (The)	1,360	321,654
Colgate-Palmolive Co.	43,874	3,387,073
Henkel AG & Co. KGaA	1,391	120,865
Hindustan Unilever Ltd.	37,182	1,096,841
Kimberly-Clark Corp.	3,719	565,437
Procter & Gamble Co. (The)	137,979	18,091,806
Reckitt Benckiser Group plc	58,985	5,914,404

		29,755,281

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.0%
AES Corp.	7,173	$109,245
China Yangtze Power Co. Ltd., Class A	2,299,400	6,042,796
Electricity Generating PCL, NVDR	69,400	528,932
Energy Absolute PCL, NVDR	70,800	107,677
Huadian Power International Corp. Ltd., Class A	146,300	75,951
Huaneng Power International, Inc., Class A	264,900	177,773
SDIC Power Holdings Co. Ltd., Class A	108,181	133,402
Sichuan Chuantou Energy Co. Ltd., Class A	213,140	291,157

		7,466,933

Industrial Conglomerates — 0.0%
3M Co.	7,699	1,158,469
Far Eastern New Century Corp.	147,000	128,547
General Electric Co.	95,928	582,283
Honeywell International, Inc.	21,062	3,146,031
Industries Qatar QSC	111,170	237,084
Roper Technologies, Inc.	3,284	1,420,166
Shanghai Industrial Holdings Ltd.	45,000	65,657

		6,738,237

Insurance — 0.5%
Aflac, Inc.	8,000	284,560
Allianz SE (Registered)	29,135	6,044,762
Allstate Corp. (The)	6,316	596,167
American Financial Group, Inc.	4,709	286,166
American International Group, Inc.	9,400	302,116
Aon plc, Class A	2,548	522,901
Arthur J Gallagher & Co.	2,146	230,674
Assurant, Inc.	661	71,038
BB Seguridade Participacoes SA	802,849	4,286,232
Bupa Arabia for Cooperative Insurance Co.	7,872	248,822
Cathay Financial Holding Co. Ltd.	588,511	795,563
China Life Insurance Co. Ltd., Class H	2,898,000	6,647,760
China Reinsurance Group Corp., Class H	602,000	66,047
Chubb Ltd.	4,999	636,073
Cincinnati Financial Corp.	1,641	127,883
Direct Line Insurance Group plc	276,898	1,071,509
Everest Re Group Ltd.	461	100,862
Fubon Financial Holding Co. Ltd.	605,000	861,633
Globe Life, Inc.	1,193	94,963
Hannover Rueck SE	34,456	5,828,931
Hartford Financial Services Group, Inc. (The)	3,907	165,344
Japan Post Holdings Co. Ltd.	147,700	1,008,761
Lincoln National Corp.	2,163	80,615
Loews Corp.	2,773	100,965
Marsh & McLennan Cos., Inc.	5,630	656,458
MetLife, Inc.	39,197	1,483,606
MS&AD Insurance Group Holdings, Inc.	46,100	1,158,402
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	18,609	4,932,750
New China Life Insurance Co. Ltd., Class A	9,400	71,060
New China Life Insurance Co. Ltd., Class H	77,000	301,293
Phoenix Group Holdings plc	716,982	6,156,943
Ping An Insurance Group Co. of China Ltd., Class H	772,500	8,150,824
Principal Financial Group, Inc.	2,802	118,889
Progressive Corp. (The)	6,410	579,079
Prudential Financial, Inc.	4,357	276,103
Prudential plc	445,516	6,366,764
Qatar Insurance Co. SAQ	72,642	39,470
Sampo OYJ, Class A	100,050	3,616,233
Samsung Fire & Marine Insurance Co. Ltd.	556	80,031
SCOR SE	253,567	6,526,046
T&D Holdings, Inc.	10,600	87,254
Tokio Marine Holdings, Inc.	1,900	80,227
Travelers Cos., Inc. (The)	2,886	330,216
Unum Group	2,244	38,664

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Willis Towers Watson plc	1,438	$301,994
WR Berkley Corp.	1,637	101,085
Zurich Insurance Group AG	29,473	10,899,203

		82,812,941

Interactive Media & Services — 0.4%
Alphabet, Inc., Class A(f)	7,531	11,205,751
Alphabet, Inc., Class C(f)	6,182	9,167,659
Auto Trader Group plc(b)	993,851	6,942,564
Autohome, Inc., ADR	1,346	117,977
Facebook, Inc., Class A(f)	43,495	11,033,377
Kakaku.com, Inc.	24,600	593,941
NAVER Corp.	6,772	1,720,439
Tencent Holdings Ltd.	440,300	30,203,795
Twitter, Inc.(f)	11,976	435,926

		71,421,429

Internet & Direct Marketing Retail — 0.3%
Alibaba Group Holding Ltd.(f)	18,500	580,457
Alibaba Group Holding Ltd., ADR(f)	25,159	6,315,412
Amazon.com, Inc.(f)	8,382	26,526,348
Booking Holdings, Inc.(f)	803	1,334,691
eBay, Inc.	34,878	1,928,056
Expedia Group, Inc.	1,511	122,406
JD.com, Inc., ADR(f)	31,332	1,998,668
Meituan Dianping, Class B(f)	89,600	2,217,286
Naspers Ltd., Class N	9,079	1,651,935
Pinduoduo, Inc., ADR(f)	8,330	764,694

		43,439,953

IT Services — 0.4%
Accenture plc, Class A	21,288	4,785,117
Akamai Technologies, Inc.(f)	1,783	200,481
Automatic Data Processing, Inc.	15,308	2,034,586
Booz Allen Hamilton Holding Corp.	24,531	2,005,655
Broadridge Financial Solutions, Inc.	4,294	576,856
CGI, Inc., Class A(f)	40,566	2,897,420
Cognizant Technology Solutions Corp., Class A	5,968	407,734
DXC Technology Co.	2,831	50,703
Fidelity National Information Services, Inc.	6,756	988,470
Fiserv, Inc.(f)	6,104	609,118
FleetCor Technologies, Inc.(f)	935	241,763
Gartner, Inc.(f)	974	121,399
Global Payments, Inc.	3,273	582,660
HCL Technologies Ltd.	152,799	1,436,587
Infosys Ltd.	390,439	5,020,321
Infosys Ltd., ADR	472,621	6,073,180
International Business Machines Corp.	9,702	1,192,764
Jack Henry & Associates, Inc.	832	148,346
Leidos Holdings, Inc.	1,457	138,648
Mastercard, Inc., Class A	18,293	5,643,939
Mphasis Ltd.	18,320	283,443
Nomura Research Institute Ltd.	2,200	58,066
Okta, Inc.(f)	387	85,519
Paychex, Inc.	216,115	15,542,991
PayPal Holdings, Inc.(f)	20,906	4,099,039
SCSK Corp.	2,100	106,882
Tata Consultancy Services Ltd.	61,818	1,878,071
VeriSign, Inc.(f)	12,570	2,660,818
Visa, Inc., Class A	39,146	7,453,398
Western Union Co. (The)	4,580	111,202
Wipro Ltd.	289,154	1,083,903

		68,519,079

Leisure Products — 0.1%
Hasbro, Inc.	169,173	12,309,027

Security	Shares	Value

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.	11,863	$1,142,763
Bio-Rad Laboratories, Inc., Class A(f)	229	120,200
Illumina, Inc.(f)	3,352	1,281,000
IQVIA Holdings, Inc.(f)	1,967	311,553
Lonza Group AG (Registered)(f)	19,067	11,923,271
Mettler-Toledo International, Inc.(f)	252	235,620
PerkinElmer, Inc.	1,285	152,799
Samsung Biologics Co. Ltd.(b)(f)	317	195,449
Thermo Fisher Scientific, Inc.	4,355	1,802,752
Waters Corp.(f)	697	148,566
WuXi AppTec Co. Ltd., Class A	61,040	987,148
WuXi AppTec Co. Ltd., Class H(b)	49,380	744,548

		19,045,669

Machinery — 0.3%
Amada Co. Ltd.	41,000	275,538
Atlas Copco AB, Class A	144,592	6,418,652
Caterpillar, Inc.	5,933	788,377
Cummins, Inc.	6,084	1,175,794
Deere & Co.	3,405	600,335
Dover Corp.	1,668	171,687
Flowserve Corp.	1,417	39,492
Fortive Corp.	3,194	224,187
Han’s Laser Technology Industry Group Co. Ltd., Class A	774,294	4,429,224
IDEX Corp.	7,078	1,166,596
Illinois Tool Works, Inc.	3,131	579,204
Ingersoll Rand, Inc.(f)	3,749	118,431
Kone OYJ, Class B	134,666	10,693,654
Otis Worldwide Corp.(f)	147,936	9,281,505
PACCAR, Inc.	5,874	499,760
Parker-Hannifin Corp.	1,388	248,341
Pentair plc	1,807	77,430
Rational AG	6,378	3,788,245
Snap-on, Inc.	4,523	659,770
Spirax-Sarco Engineering plc	3,187	425,895
Stanley Black & Decker, Inc.	1,711	262,330
Volvo AB, Class B	541,745	9,362,322
Wartsila OYJ Abp	76,891	643,106
Westinghouse Air Brake Technologies Corp	1,968	122,390
Xylem, Inc.	12,581	918,161
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	308,818	365,124

		53,335,550

Marine — 0.0%
Kuehne + Nagel International AG (Registered)	11,708	2,018,306
MISC Bhd	281,700	524,414
Projector SA(d)(f)	24,388	—

		2,542,720

Media — 0.1%
Charter Communications, Inc., Class A(f)	1,647	955,260
Cheil Worldwide, Inc.	4,522	72,990
Comcast Corp., Class A	280,167	11,991,148
Cyfrowy Polsat SA	41,001	304,652
Discovery, Inc., Class A(f)	1,747	36,862
Discovery, Inc., Class C(f)	3,743	70,930
DISH Network Corp., Class A(f)	2,822	90,614
Eutelsat Communications SA	31,017	313,664
Fox Corp., Class A	5,530	142,508
Fox Corp., Class B	1,458	37,573
Interpublic Group of Cos., Inc. (The)	4,184	75,521
MultiChoice Group(f)	94,916	584,872
News Corp., Class A	4,147	52,750
News Corp., Class B	2,010	25,647
Omnicom Group, Inc.	2,294	123,257

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Publicis Groupe SA	45,375	$1,450,913
SES SA, FDR	58,961	417,069
Shaw Communications, Inc., Class B	46,804	856,096
Sirius XM Holdings, Inc.	31,065	182,662
ViacomCBS, Inc.	5,552	144,741
WPP plc	72,308	536,257

		18,465,986

Metals & Mining — 0.2%
Agnico Eagle Mines Ltd.	4,974	395,001
Anglo American Platinum Ltd.	1,888	144,929
Anglo American plc	2,509	61,729
Baoshan Iron & Steel Co. Ltd., Class A	1,604,072	1,129,559
Barrick Gold Corp.	28,813	832,693
Cia de Minas Buenaventura SAA, ADR	10,594	125,645
Franco-Nevada Corp.	14,514	2,319,943
Freeport-McMoRan, Inc.	16,471	212,805
Gold Fields Ltd.	9,116	120,551
Hochschild Mining plc	107,064	379,387
Hunan Valin Steel Co. Ltd., Class A	392,700	251,651
Kirkland Lake Gold Ltd.	607	33,149
Koza Altin Isletmeleri A/S(f)	11,116	137,925
Kumba Iron Ore Ltd.	2,673	86,439
MMC Norilsk Nickel PJSC	716	189,630
Newmont Corp.	42,238	2,922,870
Novolipetsk Steel PJSC	10,303	20,236
Nucor Corp.	3,276	137,428
Rio Tinto plc	7,616	463,603
Shandong Gold Mining Co. Ltd., Class A	163,120	1,015,692
Shandong Gold Mining Co. Ltd., Class H(b)	19,500	61,843
Shandong Nanshan Aluminum Co. Ltd., Class A	498,000	168,963
Southern Copper Corp.	25,188	1,100,968
Vale SA(f)	764,579	8,921,591
Vale SA, ADR	110,774	1,289,409
Wheaton Precious Metals Corp.	50,994	2,766,609
Zhaojin Mining Industry Co. Ltd., Class H	369,500	468,197
Zhongjin Gold Corp. Ltd., Class A	109,600	179,333
Zijin Mining Group Co. Ltd., Class A	1,110,100	938,159
Zijin Mining Group Co. Ltd., Class H	182,000	114,416

		26,990,353

Multiline Retail — 0.0%
Canadian Tire Corp. Ltd., Class A	5,574	513,892
Dollar General Corp.	7,239	1,378,306
Dollar Tree, Inc.(f)	2,650	247,377
Kohl’s Corp.	1,719	32,730
Target Corp.	10,487	1,320,104

		3,492,409

Multi-Utilities — 0.5%
Ameren Corp.	122,181	9,803,803
CenterPoint Energy, Inc.	5,949	113,091
CMS Energy Corp.	120,306	7,721,239
Consolidated Edison, Inc.	14,418	1,107,735
Dominion Energy, Inc.	226,630	18,363,829
DTE Energy Co.	2,104	243,286
E.ON SE	512,028	6,011,218
National Grid plc	1,611,914	18,910,792
NiSource, Inc.	4,180	102,201
Public Service Enterprise Group, Inc.	145,616	8,145,759
Qatar Electricity & Water Co. QSC	31,180	144,552
Sempra Energy	112,994	14,063,233
WEC Energy Group, Inc.	39,826	3,793,825

		88,524,563

Oil, Gas & Consumable Fuels — 0.5%
Apache Corp.	4,063	62,367
Cabot Oil & Gas Corp.	4,521	84,543

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Cheniere Energy, Inc.(f)	125,978	$6,233,391
Chevron Corp.	20,395	1,711,956
China Petroleum & Chemical Corp., Class H	1,476,000	628,807
CNOOC Ltd.	1,761,000	1,858,736
CNOOC Ltd., ADR	50,660	5,352,229
Concho Resources, Inc.	2,173	114,169
ConocoPhillips	11,825	442,137
Devon Energy Corp.	4,129	43,313
Diamondback Energy, Inc.	1,586	63,218
ENEOS Holdings, Inc.	6,500	22,793
Energy Transfer LP	102,697	672,665
Enterprise Products Partners LP	71,448	1,257,485
EOG Resources, Inc.	6,337	296,888
Equitrans Midstream Corp.	28,949	279,358
Exxon Mobil Corp.	46,019	1,936,480
Gazprom PJSC	167,548	412,068
Gibson Energy, Inc.	196,635	3,238,470
Hess Corp.	2,797	137,640
HollyFrontier Corp.	1,636	44,990
Kinder Morgan, Inc.	493,097	6,952,668
LUKOIL PJSC	17,325	1,189,623
Magellan Midstream Partners LP	28,267	1,144,531
Marathon Oil Corp.	8,688	47,697
Marathon Petroleum Corp.	7,050	269,310
MPLX LP	70,508	1,288,181
Noble Energy, Inc.	5,168	51,628
Occidental Petroleum Corp.	9,699	152,662
OMV AG	84,259	2,661,054
ONEOK, Inc.	21,616	603,303
Pembina Pipeline Corp.	131,175	3,187,686
PetroChina Co. Ltd., Class H	890,000	309,500
Petroleo Brasileiro SA(f)	1,628,834	7,091,050
Petroleo Brasileiro SA, ADR(f)	261,107	2,263,798
Petronas Dagangan Bhd	31,200	158,310
Petronet LNG Ltd.	2,197,643	7,273,067
Phillips 66	8,534	529,279
Phillips 66 Partners LP	26,228	729,138
Pioneer Natural Resources Co.	1,804	174,844
Plains All American Pipeline LP	126,143	963,733
Plains GP Holdings LP, Class A	368,704	2,927,510
Polski Koncern Naftowy ORLEN SA	14,012	199,512
Polskie Gornictwo Naftowe i Gazownictwo SA	37,196	50,722
PTT PCL, NVDR	116,600	146,276
Qatar Gas Transport Co. Ltd.	6,248,041	4,791,822
Targa Resources Corp.	12,020	219,726
TC Energy Corp.	236,359	10,772,867
TC PipeLines LP	21,034	644,902
Valero Energy Corp.	7,664	430,947
Williams Cos., Inc. (The)	33,643	643,591

		82,762,640

Personal Products — 0.2%
Colgate-Palmolive India Ltd.	7,598	144,350
Coty, Inc., Class A	3,163	11,735
Dabur India Ltd.	186,030	1,274,845
Estee Lauder Cos., Inc. (The), Class A	2,465	486,936
Hengan International Group Co. Ltd.	53,500	449,192
L’Oreal SA	7,993	2,682,673
Marico Ltd.	178,953	867,665
Pola Orbis Holdings, Inc.	40,900	680,016
Unilever plc	316,670	18,856,122

		25,453,534

Pharmaceuticals — 0.9%
Astellas Pharma, Inc.	38,100	594,283
AstraZeneca plc	42,930	4,742,893
Beijing Tongrentang Co. Ltd., Class A	13,600	52,661

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Bristol-Myers Squibb Co.	56,111	$3,291,471
Cipla Ltd.	12,200	117,293
CSPC Pharmaceutical Group Ltd.	40,000	84,246
Dr Reddy’s Laboratories Ltd.	2,671	161,753
Eli Lilly & Co.	11,125	1,671,976
GlaxoSmithKline plc	614,649	12,244,002
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	30,000	91,362
Hansoh Pharmaceutical Group Co. Ltd.(b)(f)	36,000	155,925
Jazz Pharmaceuticals plc(f)	1,920	207,840
Jiangsu Hengrui Medicine Co. Ltd., Class A	39,372	532,039
Johnson & Johnson	128,194	18,685,557
Livzon Pharmaceutical Group, Inc., Class A	26,900	209,802
Lupin Ltd.	7,499	92,821
Merck & Co., Inc.	56,778	4,555,867
Mylan NV(f)	5,574	89,797
Novartis AG (Registered)	202,574	16,685,470
Novo Nordisk A/S, Class B	302,474	19,846,104
Perrigo Co. plc	1,463	77,568
Pfizer, Inc.	405,528	15,604,717
Richter Gedeon Nyrt	30,663	709,460
Roche Holding AG	33,903	11,742,527
Sanofi	255,857	26,864,230
Shionogi & Co. Ltd.	900	53,542
Sun Pharmaceutical Industries Ltd.	25,333	179,945
Taisho Pharmaceutical Holdings Co. Ltd.	2,400	136,365
Takeda Pharmaceutical Co. Ltd.	14,300	518,615
Yunnan Baiyao Group Co. Ltd., Class A	15,500	243,154
Zoetis, Inc.	5,160	782,669

		141,025,954

Professional Services — 0.1%
CoStar Group, Inc.(f)	1,086	922,839
Equifax, Inc.	2,467	401,036
IHS Markit Ltd.(f)	4,334	349,884
Nielsen Holdings plc	3,843	55,454
Randstad NV	13,036	627,910
RELX plc	459,705	9,741,756
RELX plc	277,746	5,847,158
Robert Half International, Inc.	22,689	1,154,189
SGS SA (Registered)	1,563	4,093,273
Teleperformance	314	91,897
Thomson Reuters Corp.	373	26,026
Verisk Analytics, Inc.	4,191	790,884
Wolters Kluwer NV	4,364	343,699

		24,446,005

Real Estate Management & Development — 0.7%
Aldar Properties PJSC	79,017	37,543
Aroundtown SA	2,453,884	14,776,257
Barwa Real Estate Co.	185,470	159,844
CBRE Group, Inc., Class A(f)	3,634	159,206
China Vanke Co. Ltd., Class H	1,989,400	6,271,431
CK Asset Holdings Ltd.	2,729,500	15,156,016
Daito Trust Construction Co. Ltd.	14,900	1,168,492
Daiwa House Industry Co. Ltd.	9,000	198,605
Emaar Development PJSC	157,196	87,315
Emaar Malls PJSC	130,402	47,457
Entra ASA(b)	973,397	13,741,356
ESR Cayman Ltd.(b)(f)	6,333,800	15,619,280
Hang Lung Properties Ltd.	1,922,000	4,715,359
Hongkong Land Holdings Ltd.	2,337,100	8,902,477
Land & Houses PCL, NVDR	4,407,900	1,048,870
LEG Immobilien AG	54,437	7,590,501
Nomura Real Estate Holdings, Inc.	1,100	18,186

Security	Shares	Value

Real Estate Management & Development (continued)
Vonovia SE	454,855	$29,399,928

		119,098,123

Road & Rail — 0.2%
Canadian National Railway Co.	90,675	8,857,305
CJ Logistics Corp.(f)	1,279	164,530
CSX Corp.	8,412	600,112
Daqin Railway Co. Ltd., Class A	596,217	553,345
East Japan Railway Co.	89,600	5,164,962
JB Hunt Transport Services, Inc.	995	128,753
Kansas City Southern	21,245	3,650,953
Norfolk Southern Corp.	2,813	540,687
Old Dominion Freight Line, Inc.	1,092	199,639
Union Pacific Corp.	30,569	5,299,136

		25,159,422

Semiconductors & Semiconductor Equipment — 0.6%
Advanced Micro Devices, Inc.(f)	12,819	992,575
Analog Devices, Inc.	4,064	466,750
Applied Materials, Inc.	40,597	2,611,605
ASML Holding NV	20,813	7,399,805
Broadcom, Inc.	4,357	1,380,080
Intel Corp.	96,958	4,627,805
KLA Corp.	1,712	342,109
Lam Research Corp.	1,582	596,667
Maxim Integrated Products, Inc.	20,463	1,393,326
MediaTek, Inc.	4,000	95,512
Microchip Technology, Inc.	2,654	269,991
Micron Technology, Inc.(f)	12,028	602,062
NVIDIA Corp.	17,069	7,247,327
Parade Technologies Ltd.	17,000	740,003
Phison Electronics Corp.	28,000	280,919
Powertech Technology, Inc.	361,000	1,205,982
Qorvo, Inc.(f)	1,273	163,135
QUALCOMM, Inc.	24,821	2,621,346
Rohm Co. Ltd.	200	12,843
Skyworks Solutions, Inc.	1,855	270,051
Taiwan Semiconductor Manufacturing Co. Ltd.	2,219,000	32,294,446
Teradyne, Inc.	10,789	959,789
Texas Instruments, Inc.	128,654	16,409,818
United Microelectronics Corp.	179,000	135,735
Vanguard International Semiconductor Corp.	18,000	58,343
Win Semiconductors Corp.	529,000	5,704,578
Xilinx, Inc.	7,668	823,160
Xinyi Solar Holdings Ltd.	6,030,000	6,617,835

		96,323,597

Software — 0.3%
Adobe, Inc.(f)	9,584	4,258,363
Agora, Inc., ADR(f)	1,644	71,580
ANSYS, Inc.(f)	3,860	1,198,916
Autodesk, Inc.(f)	2,404	568,378
Cadence Design Systems, Inc.(f)	22,317	2,438,132
Citrix Systems, Inc.	1,269	181,162
Dropbox, Inc., Class A(f)	17,418	396,260
Fortinet, Inc.(f)	7,228	999,632
Intuit, Inc.	17,586	5,387,823
Kingdee International Software Group Co. Ltd.(f)	100,000	276,583
Microsoft Corp.	130,931	26,842,164
NortonLifeLock, Inc.	10,048	215,530
Oracle Corp.	22,697	1,258,549
Paycom Software, Inc.(f)	531	151,000
salesforce.com, Inc.(f)	20,733	4,039,825
Sangfor Technologies, Inc., Class A	4,700	143,902
ServiceNow, Inc.(f)	5,603	2,460,838
Synopsys, Inc.(f)	5,572	1,110,054
Tata Elxsi Ltd.	10,073	126,337

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Trend Micro, Inc.	9,000	$527,840
Tyler Technologies, Inc.(f)	439	156,833

		52,809,701

Specialty Retail — 0.2%
ABC-Mart, Inc.	10,300	542,661
Advance Auto Parts, Inc.	771	115,758
AutoZone, Inc.(f)	253	305,477
Best Buy Co., Inc.	3,657	364,201
CarMax, Inc.(f)	1,790	173,576
China Tourism Group Duty Free Corp. Ltd., Class A	19,300	671,511
Com7 PCL, NVDR	271,900	333,749
Gap, Inc. (The)	2,303	30,791
Home Depot, Inc. (The)	56,089	14,891,069
Home Product Center PCL, NVDR	2,519,900	1,261,023
Jarir Marketing Co.	11,717	479,454
L Brands, Inc.	2,497	60,952
Lowe’s Cos., Inc.	8,311	1,237,591
Mr Price Group Ltd.	4,641	34,322
Nitori Holdings Co. Ltd.	6,000	1,313,618
O’Reilly Automotive, Inc.(f)	805	384,291
Ross Stores, Inc.	3,848	345,050
Shimamura Co. Ltd.	1,400	97,354
Suning.com Co. Ltd., Class A	312,500	461,292
Tiffany & Co.	1,999	250,595
TJX Cos., Inc. (The)	14,677	763,057
Topsports International Holdings Ltd.(b)	4,778,000	5,753,964
Tractor Supply Co.	1,289	183,992
Ulta Beauty, Inc.(f)	616	118,882
USS Co. Ltd.	16,000	237,215
Vivo Energy plc(b)	1,656,720	1,596,124

		32,007,569

Technology Hardware, Storage & Peripherals — 0.3%
Acer, Inc.	82,000	56,648
Advantech Co. Ltd.	85,789	902,861
Apple, Inc.	79,327	33,717,148
Asustek Computer, Inc.	139,000	1,025,177
Chicony Electronics Co. Ltd.	211,000	624,971
Compal Electronics, Inc.(f)	2,641,000	1,677,316
Gigabyte Technology Co. Ltd.	77,000	220,600
Hewlett Packard Enterprise Co.	14,099	139,157
HP, Inc.	26,755	470,353
Inventec Corp.	433,000	368,791
King Slide Works Co. Ltd.	23,000	265,461
Lenovo Group Ltd.	1,484,000	894,625
Lite-On Technology Corp.	1,293,000	2,187,485
Micro-Star International Co. Ltd.	98,000	435,982
NetApp, Inc.	29,740	1,317,482
Quanta Computer, Inc.	816,000	2,279,879
Seagate Technology plc	2,392	108,166
Western Digital Corp.	3,199	137,877
Wistron Corp.	420,000	492,111
Wiwynn Corp.	215,000	5,764,346
Xerox Holdings Corp.	2,056	34,232

		53,120,668

Textiles, Apparel & Luxury Goods — 0.1%
ANTA Sports Products Ltd.	36,000	341,748
Cie Financiere Richemont SA (Registered)	54,708	3,396,334
Formosa Taffeta Co. Ltd.	104,000	107,267
Hanesbrands, Inc.	3,888	54,938
Hermes International	686	556,167
Kering SA	11,380	6,448,888
LVMH Moet Hennessy Louis Vuitton SE	13,417	5,834,291
NIKE, Inc., Class B	39,754	3,880,388

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
PVH Corp.	631	$30,705
Ralph Lauren Corp.	444	31,657
Shenzhou International Group Holdings Ltd	36,400	434,788
Tapestry, Inc.	2,515	33,600
Under Armour, Inc., Class A(f)	2,023	21,282
Under Armour, Inc., Class C(f)	2,090	19,834
VF Corp.	3,451	208,302

		21,400,189

Thrifts & Mortgage Finance — 0.0%
Housing Development Finance Corp. Ltd.	305,510	7,265,784

Tobacco — 0.3%
Altria Group, Inc.	158,784	6,533,962
British American Tobacco plc	729,007	24,092,461
Imperial Brands plc	36,209	603,271
ITC Ltd.	41,145	106,670
Japan Tobacco, Inc.	91,400	1,562,251
KT&G Corp.	13,713	930,755
Philip Morris International, Inc.	220,277	16,919,476

		50,748,846

Trading Companies & Distributors — 0.0%
BOC Aviation Ltd.(b)	509,000	2,946,324
Fastenal Co.	6,196	291,460
Marubeni Corp.	29,900	137,657
Mitsubishi Corp.	19,600	394,936
Mitsui & Co. Ltd.	2,700	40,365
MonotaRO Co. Ltd.	3,500	148,852
Sumitomo Corp.	10,100	112,208
United Rentals, Inc.(f)	777	120,723
WW Grainger, Inc.	4,862	1,660,519

		5,853,044

Transportation Infrastructure — 0.7%
Aena SME SA(b)	125,670	16,385,499
Airports of Thailand PCL, NVDR	1,032,600	1,710,698
Anhui Expressway Co. Ltd., Class H	66,000	31,688
Atlantia SpA	619,153	9,919,542
Atlas Arteria Ltd.	2,269,114	10,605,453
Auckland International Airport Ltd.	1,837,149	7,831,471
COSCO SHIPPING Ports Ltd.	86,000	44,854
Flughafen Zurich AG (Registered)(f)	56,041	7,104,810
Getlink SE(f)	363,730	5,472,482
Grupo Aeroportuario del Pacifico SAB de CV, Class B	672,661	4,532,868
Hamburger Hafen und Logistik AG	139,226	2,404,590
Jiangsu Expressway Co. Ltd., Class H	7,298,000	7,828,060
Kamigumi Co. Ltd.	8,100	147,831
Macquarie Infrastructure Corp.	58,934	1,765,663
Shanghai International Port Group Co. Ltd., Class A	335,200	216,211
Shenzhen Expressway Co. Ltd., Class H	240,000	228,923
Shenzhen International Holdings Ltd.	161,000	262,743
Sydney Airport(g)	2,574,005	9,640,518
Transurban Group(g)	2,600,530	25,723,164
Westports Holdings Bhd	127,100	117,688

		111,974,756

Water Utilities — 0.1%
American Water Works Co., Inc.	85,247	12,554,326
Guangdong Investment Ltd.	540,000	873,059

		13,427,385

Wireless Telecommunication Services — 0.5%
Advanced Info Service PCL, NVDR	276,800	1,643,128
Axiata Group Bhd	311,800	235,705
Bharti Airtel Ltd.(f)	692,289	5,127,452

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services (continued)
China Mobile Ltd.	1,481,000	$10,109,512
China Mobile Ltd., ADR	2,218	75,545
China United Network Communications Ltd., Class A	324,400	235,835
DiGi.Com Bhd	280,700	281,441
Etihad Etisalat Co.(f)	23,782	171,272
Far EasTone Telecommunications Co. Ltd.	433,000	932,890
Global Telecom Holding SAE(d)(f)	201,938	61,960
Globe Telecom, Inc.	3,300	138,490
Intouch Holdings PCL, NVDR	312,900	570,790
KDDI Corp.	46,500	1,478,581
Maxis Bhd	127,400	159,226
Mobile TeleSystems PJSC	811,114	3,572,851
Mobile TeleSystems PJSC, ADR	556,575	4,931,255
NTT DOCOMO, Inc.	164,000	4,515,103
Rogers Communications, Inc., Class B	213,418	8,715,491
SK Telecom Co. Ltd.	9,091	1,683,746
SK Telecom Co. Ltd., ADR	20,668	419,354
Softbank Corp.	124,800	1,670,598
Taiwan Mobile Co. Ltd.	375,000	1,343,658
Tele2 AB, Class B	1,442,775	20,469,074
T-Mobile US, Inc.	6,219	667,796
Total Access Communication PCL, NVDR	462,500	544,907
Vodacom Group Ltd.	24,142	181,385
Vodafone Group plc	5,211,980	7,832,823

		77,769,868

Total Common Stocks — 18.2% (Cost: $2,686,234,814)		3,000,780,933

	Par (000)

Corporate Bonds — 33.8%

Aerospace & Defense — 0.9%
Boeing Co. (The):
4.51%, 05/01/23	1,505	1,574,634
4.88%, 05/01/25	1,690	1,828,843
2.70%, 02/01/27	525	507,021
5.15%, 05/01/30	7,755	8,461,083
3.75%, 02/01/50	150	136,446
5.81%, 05/01/50	12,390	14,552,773
5.93%, 05/01/60	12,723	15,268,443
Bombardier, Inc.(b):
8.75%, 12/01/21	5,158	5,158,000
5.75%, 03/15/22	3,344	3,176,800
6.13%, 01/15/23	102	87,720
7.50%, 12/01/24	650	526,500
7.50%, 03/15/25	2,962	2,391,815
7.88%, 04/15/27	3,609	2,869,155
BWX Technologies, Inc.(b):
5.38%, 07/15/26	489	511,005
4.13%, 06/30/28	2,594	2,697,760
F-Brasile SpA, Series XR, 7.38%, 08/15/26(b)	2,887	2,317,684
General Dynamics Corp., 4.25%, 04/01/50	1,182	1,650,769
Howmet Aerospace, Inc.:
5.87%, 02/23/22	1,255	1,333,689
5.13%, 10/01/24	1,243	1,320,837
5.90%, 02/01/27	2,150	2,391,939
Huntington Ingalls Industries, Inc., 4.20%, 05/01/30(b)	2,864	3,360,471
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)	2,960	3,122,800
L3Harris Technologies, Inc.:
3.83%, 04/27/25	1,165	1,313,975
4.40%, 06/15/28	500	607,370
4.85%, 04/27/35	500	671,209

Security		Par (000)	Value

Aerospace & Defense (continued)
5.05%, 04/27/45	USD	400	$569,020
Leidos, Inc., 4.38%, 05/15/30(b)		2,850	3,332,363
Lockheed Martin Corp.:
4.07%, 12/15/42		112	149,790
3.80%, 03/01/45		882	1,152,246
Northrop Grumman Corp.:
3.25%, 01/15/28		1,100	1,257,806
3.85%, 04/15/45		1,228	1,532,468
Raytheon Technologies Corp.:
3.65%, 08/16/23		26	28,216
3.50%, 03/15/27(b)		750	852,909
4.13%, 11/16/28		2,688	3,229,814
4.50%, 06/01/42		1,695	2,266,307
4.35%, 04/15/47(b)		1,025	1,347,605
4.05%, 05/04/47		960	1,237,797
Rolls-Royce plc:
0.88%, 05/09/24	EUR	700	739,358
1.63%, 05/09/28		400	402,374
Signature Aviation US Holdings, Inc.(b):
5.38%, 05/01/26	USD	1,195	1,240,297
4.00%, 03/01/28		2,736	2,585,520
SSL Robotics LLC, 9.75%, 12/31/23(b)		600	666,180
TransDigm, Inc.:
6.50%, 07/15/24		500	501,250
8.00%, 12/15/25(b)		5,616	6,093,360
6.25%, 03/15/26(b)		35,406	37,353,330
6.38%, 06/15/26		952	933,303
7.50%, 03/15/27		1,000	1,012,500
5.50%, 11/15/27		2,985	2,831,869

			149,154,423

Air Freight & Logistics — 0.0%
FedEx Corp.:
3.80%, 05/15/25		1,450	1,638,465
3.10%, 08/05/29		1,101	1,222,900
4.55%, 04/01/46		300	362,191
XPO Logistics, Inc.(b):
6.50%, 06/15/22		858	860,145
6.75%, 08/15/24		454	488,259
6.25%, 05/01/25		160	173,000

			4,744,960

Airlines — 0.1%
American Airlines, Inc., 11.75%, 07/15/25(b)		946	824,486
Avianca Holdings SA, 9.00%, 05/10/23(b)(f)(i)		3,100	589,000
Delta Air Lines, Inc., 7.38%, 01/15/26		1,400	1,387,848
easyJet plc, 0.88%, 06/11/25	EUR	800	744,465
International Consolidated Airlines Group SA:
0.63%, 11/17/22(j)		500	472,187
0.50%, 07/04/23		500	477,003
Mileage Plus Holdings LLC, 6.50%, 06/20/27(b)	USD	5,401	5,590,035
Southwest Airlines Co., 2.65%, 11/05/20		1,000	1,002,291

			11,087,315

Auto Components — 0.4%
Adient US LLC(b):
9.00%, 04/15/25		105	116,681
7.00%, 05/15/26		1,400	1,501,500
Allison Transmission, Inc.(b):
5.00%, 10/01/24		655	667,609
5.88%, 06/01/29		5,723	6,322,598
American Axle & Manufacturing, Inc.:
6.25%, 04/01/25		490	506,229
6.50%, 04/01/27		350	358,750
Clarios Global LP:
6.75%, 05/15/25(b)		1,554	1,671,016
4.38%, 05/15/26	EUR	2,346	2,763,471
6.25%, 05/15/26(b)	USD	8,449	9,041,444

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Components (continued)
8.50%, 05/15/27(b)	USD	10,982	$11,542,082
Dealer Tire LLC, 8.00%, 02/01/28(b)		1,988	1,953,210
Faurecia SE:
2.63%, 06/15/25	EUR	802	924,501
3.75%, 06/15/28		590	694,990
Goodyear Europe BV, 3.75%, 12/15/23		300	346,317
Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/23	USD	615	613,463
Icahn Enterprises LP:
6.75%, 02/01/24		6,472	6,666,160
4.75%, 09/15/24		2,616	2,668,320
6.38%, 12/15/25		5,379	5,594,160
6.25%, 05/15/26		7,358	7,775,714
5.25%, 05/15/27		2,504	2,579,120
IHO Verwaltungs GmbH(k):
4.75%, (4.75% Cash or 5.50% PIK), 09/15/26(b)		600	610,500
3.88%, (3.88% Cash or 4.63% PIK), 05/15/27(l)	EUR	906	1,073,479
6.00%, (6.00% Cash or 6.75% PIK), 05/15/27(b)	USD	200	208,500
ZF Europe Finance BV:
2.00%, 02/23/26	EUR	1,200	1,339,329
2.50%, 10/23/27		900	996,438

			68,535,581

Automobiles — 0.2%
BMW US Capital LLC, 3.80%, 04/06/23(b)	USD	1,500	1,617,052
Fiat Chrysler Automobiles NV:
3.88%, 01/05/26	EUR	900	1,128,704
4.50%, 07/07/28		600	777,419
Ford Motor Co.:
8.50%, 04/21/23	USD	515	571,650
9.00%, 04/22/25		640	754,000
4.35%, 12/08/26		59	59,885
9.63%, 04/22/30		635	836,613
4.75%, 01/15/43		2,544	2,327,760
5.29%, 12/08/46		404	383,921
General Motors Co.:
5.40%, 10/02/23		270	297,757
6.13%, 10/01/25		1,260	1,472,775
6.80%, 10/01/27		5,404	6,580,434
5.00%, 10/01/28		621	696,717
5.00%, 04/01/35		960	1,055,736
6.25%, 10/02/43		1,825	2,173,616
5.20%, 04/01/45		2,411	2,628,140
5.95%, 04/01/49		4,120	4,935,806
Jaguar Land Rover Automotive plc:
5.63%, 02/01/23(b)		150	141,000
4.50%, 01/15/26	EUR	500	479,109
4.50%, 10/01/27(b)	USD	450	358,875
RCI Banque SA, (EUR Swap Annual 5 Year + 2.85%), 2.63%, 02/18/30(a)	EUR	700	767,472
Renault SA, 1.25%, 06/24/25		200	216,722
Tesla, Inc., 5.30%, 08/15/25(b)	USD	2,875	2,975,625
Volkswagen Group of America Finance LLC(b):
2.90%, 05/13/22		2,500	2,591,995
2.70%, 09/26/22		200	207,815
3.35%, 05/13/25		2,130	2,324,594
Winnebago Industries, Inc.,
6.25%, 07/15/28(b)		1,581	1,671,907

			40,033,099

Banks — 5.0%
ABN AMRO Bank NV, (EUR Swap Annual 5 Year + 4.67%), 4.37%(a)(m)	EUR	1,100	1,260,112
AIB Group plc(a)(m):
(EUR Swap Annual 5 Year + 5.70%), 5.25%		1,800	2,006,344

Security		Par (000)	Value

Banks (continued)
(EUR Swap Annual 5 Year + 6.63%), 6.25%	EUR	4,475	$5,225,202
Al Ahli Bank of Kuwait KSCP, (USD Swap Semi 5 Year + 4.17%), 7.25%(a)(m)	USD	630	631,181
Australia & New Zealand Banking Group Ltd.(a)(m):
(USD Swap Rate 5 Year + 5.17%), 6.75%(b)		10,134	11,331,028
(USD Swap Rate 5 Year + 5.17%), 6.75%		2,062	2,305,564
Banco Bilbao Vizcaya Argentaria SA(a)(m):
(EUR Swap Annual 5 Year + 9.18%), 8.87%	EUR	3,000	3,639,865
(EUR Swap Annual 5 Year + 5.66%), 5.87%		200	224,681
(USD Swap Semi 5 Year + 3.87%), 6.13%	USD	19,000	17,100,000
Banco Bradesco SA, 3.20%, 01/27/25(b)		3,380	3,417,011
Banco de Credito del Peru, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.13%, 07/01/30(a)(b)		1,860	1,845,120
Banco de Sabadell SA(a):
(EUR Swap Annual 5 Year + 6.41%), 6.50%(m)	EUR	7,400	7,082,424
(EUR Swap Annual 5 Year + 6.05%), 6.12%(m)		800	760,956
(EUR Swap Annual 5 Year + 2.20%), 2.00%, 01/17/30		900	895,831
Banco Espirito Santo SA(f)(i):
2.63%, 05/08/17		800	122,507
4.75%, 01/15/18		1,500	229,700
4.00%, 01/21/19		5,400	826,921
Banco Internacional del Peru SAA Interbank, 3.25%, 10/04/26(b)	USD	5,084	5,223,810
Banco Santander SA:
(EUR Swap Annual 5 Year + 6.80%), 6.75%(a)(m)	EUR	7,500	8,922,971
2.75%, 05/28/25	USD	1,800	1,901,300
(EUR Swap Annual 5 Year + 4.53%), 4.37%(a)(m)	EUR	5,800	5,961,016
3.31%, 06/27/29	USD	800	882,958
Bancolombia SA, 3.00%, 01/29/25		2,355	2,349,112
Bangkok Bank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.73%, 09/25/34(a)		2,270	2,271,419
Bank Leumi Le-Israel BM, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.63%), 3.27%, 01/29/31(a)(b)		5,188	5,123,150
Bank of America Corp.:
2.50%, 10/21/22		920	943,470
3.30%, 01/11/23		1,900	2,029,119
(LIBOR USD 3 Month + 0.93%), 2.82%, 07/21/23(a)		1,015	1,057,349
(LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/23(a)		4,165	4,389,413
(LIBOR USD 3 Month + 0.94%), 3.86%, 07/23/24(a)		1,400	1,528,781
4.20%, 08/26/24		2,650	2,969,976
Series L, 3.95%, 04/21/25		3,150	3,536,692
4.45%, 03/03/26		3,950	4,567,977
(LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/28(a)		6,550	7,400,793
(LIBOR USD 3 Month + 1.19%), 2.88%, 10/22/30(a)		1,915	2,106,111
(SOFR + 2.15%), 2.59%, 04/29/31(a)		3,915	4,199,615
Series L, 4.75%, 04/21/45		375	519,598
(LIBOR USD 3 Month + 1.99%), 4.44%, 01/20/48(a)		225	305,330
Bank of East Asia Ltd. (The), (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.26%), 5.87%(a)(m)		4,755	4,648,013

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
Bank of Ireland Group plc, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.50%), 4.12%, 09/19/27(a)	USD	600	$595,156
Bankia SA(a)(m):
(EUR Swap Annual 5 Year + 5.82%), 6.00%	EUR	8,200	9,031,343
(EUR Swap Annual 5 Year + 6.22%), 6.37%		3,600	4,044,491
Barclays plc:
3.20%, 08/10/21	USD	1,310	1,340,261
(USD Swap Semi 5 Year + 6.77%), 7.88%(a)(m)		17,234	17,672,433
(USD Swap Semi 5 Year + 4.84%), 7.75%(a)(m)		18,490	18,836,688
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.67%), 8.00%(a)(m)		2,900	3,070,375
(LIBOR USD 3 Month + 1.61%), 3.93%, 05/07/25(a)		805	879,723
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 6.58%), 7.12%(a)(m)	GBP	2,200	2,926,435
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 6.02%), 6.37%(a)(m)		3,026	3,838,131
5.20%, 05/12/26	USD	400	454,676
4.84%, 05/09/28		2,350	2,647,272
(LIBOR USD 3 Month + 3.05%), 5.09%, 06/20/30(a)		1,300	1,528,174
BBVA Bancomer SA, 6.75%, 09/30/22(b)		2,287	2,469,388
BNP Paribas SA:
6.50%(m)		1,146	1,167,488
(USD Swap Semi 5 Year + 6.31%), 7.63%(a)(b)(m)		13,792	14,105,768
(EUR Swap Annual 5 Year + 5.23%), 6.12%(a)(m)	EUR	3,900	4,739,690
(USD Swap Rate 5 Year + 4.15%), 6.63%(a)(m)	USD	3,900	4,041,375
3.38%, 01/09/25(b)		1,550	1,690,364
(USD Swap Semi 5 Year + 5.15%), 7.38%(a)(m)		400	444,500
(SOFR + 2.07%), 2.22%, 06/09/26(a)(b)		2,155	2,244,550
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.94%), 4.50%(a)(b)(m)		4,085	3,804,156
(USD Swap Semi 5 Year + 1.48%), 4.38%, 03/01/33(a)(b)		1,450	1,650,633
Burgan Bank SAK, (USD Swap Semi 5 Year + 4.01%), 5.75%(a)(m)		2,225	2,158,250
CaixaBank SA(a)(m):
(EUR Swap Annual 5 Year + 6.50%), 6.75%	EUR	9,400	11,128,094
(EUR Swap Annual 5 Year + 4.50%), 5.25%		4,600	4,864,532
China Construction Bank Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 4.65%(a)(m)	USD	1,205	1,212,531
Chong Hing Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.86%), 5.70%(a)(m)		630	625,078
CIT Group, Inc.:
5.00%, 08/15/22		1,200	1,239,000
5.00%, 08/01/23		4,388	4,590,945
Citigroup, Inc.:
(LIBOR USD 3 Month + 0.72%), 3.14%, 01/24/23(a)		135	139,799
(LIBOR USD 3 Month + 0.95%), 2.88%, 07/24/23(a)		1,000	1,043,160
Series U, (SOFR + 3.81%), 5.00%(a)(m)		22,425	22,481,062
(SOFR + 2.75%), 3.11%, 04/08/26(a)		1,425	1,549,072
4.45%, 09/29/27		4,875	5,675,457
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(a)		1,275	1,457,108

Security	Par (000)		Value

Banks (continued)
(SOFR + 1.42%), 2.98%, 11/05/30(a)	USD	1,425	$1,560,662
(SOFR + 1.15%), 2.67%, 01/29/31(a)		1,775	1,897,472
(SOFR + 2.11%), 2.57%, 06/03/31(a)		2,355	2,503,774
Citizens Bank NA:
3.25%, 02/14/22		1,305	1,354,762
3.70%, 03/29/23		460	495,952
Commerzbank AG(a):
(EUR Swap Annual 5 Year + 6.36%), 6.12%(m)	EUR	2,600	2,898,780
(EUR Swap Annual 5 Year + 4.35%), 4.00%, 12/05/30		500	595,016
Cooperatieve Rabobank UA:
3.88%, 02/08/22	USD	3,500	3,683,032
3.88%, 09/26/23(b)		415	456,728
(EUR Swap Annual 5 Year + 4.10%), 4.62%(a)(m)	EUR	200	237,651
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.34%, 06/24/26(a)(b)	USD	1,365	1,387,011
Credicorp Ltd., 2.75%, 06/17/25(b)		1,745	1,750,462
Credit Agricole SA:
(EUR Swap Annual 5 Year + 5.12%), 6.50%(a)(m)	EUR	3,720	4,458,659
(USD Swap Semi 5 Year + 4.90%), 7.88%(a)(b)(m)	USD	10,600	11,631,592
(USD Swap Semi 5 Year + 6.19%), 8.12%(a)(b)(m)		26,568	30,951,720
(USD Swap Semi 5 Year + 6.19%), 8.12%(a)(m)		1,796	2,092,340
(GBP Swap 5 Year + 4.54%), 7.50%(a)(m)	GBP	400	572,033
3.25%, 01/14/30(b)	USD	825	906,937
Credit Suisse Group Funding Guernsey Ltd.:
3.80%, 09/15/22		270	286,958
3.80%, 06/09/23		1,200	1,294,528
Danske Bank A/S(a):
(LIBOR USD 3 Month + 1.25%), 3.00%, 09/20/22(b)		1,015	1,035,081
(US Treasury Yield Curve Rate T Note Constant Maturity 7 Year + 4.13%), 7.00%(m)		24,620	25,881,775
Discover Bank:
3.35%, 02/06/23		885	939,769
2.45%, 09/12/24		250	264,924
(USD Swap Semi 5 Year + 1.73%), 4.68%, 08/09/28(a)		1,250	1,284,987
DNB Bank ASA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.14%), 4.88%(a)(m)		2,000	1,985,400
Emirates NBD Bank PJSC, (USD Swap Semi 6 Year + 3.66%), 6.13%(a)(m)		5,235	5,210,461
Erste Group Bank AG(a)(m):
(EUR Swap Annual 5 Year + 9.02%), 8.87%	EUR	3,200	3,962,624
(EUR Swap Annual 5 Year + 6.20%), 6.50%		3,600	4,394,139
Fifth Third Bancorp, 2.60%, 06/15/22	USD	700	725,692
Fifth Third Bank NA, 1.80%, 01/30/23		2,050	2,112,738
HSBC Holdings plc:
(USD Swap Rate 5 Year + 5.51%), 6.87%(a)(m)		13,674	13,940,281
(LIBOR USD 3 Month + 1.06%), 3.26%, 03/13/23(a)		2,300	2,386,049
3.60%, 05/25/23		2,500	2,682,819
5.25%, 03/14/44		1,000	1,328,741
Huntington National Bank (The):
3.13%, 04/01/22		310	323,293
1.80%, 02/03/23		2,190	2,257,711
ING Groep NV(a):
(USD Swap Rate 5 Year + 4.20%), 6.75%(m)		14,952	15,554,835

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
(USD Swap Semi 5 Year + 4.45%), 6.50%(m)	USD	2,010	$2,088,993
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.40%, 07/01/26(b)		815	828,993
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.34%), 5.75%(m)		400	409,832
Intesa Sanpaolo SpA:
5.02%, 06/26/24(b)		1,500	1,578,535
5.71%, 01/15/26(b)		1,000	1,088,435
(EUR Swap Annual 5 Year + 7.19%), 7.75%(a)(m)	EUR	7,405	9,647,415
Series XR, 4.00%, 09/23/29(b)	USD	925	1,007,128
5.15%, 06/10/30	GBP	1,725	2,429,626
Itau Unibanco Holding SA, 3.25%, 01/24/25(b)	USD	3,245	3,292,053
JPMorgan Chase & Co.:
(LIBOR USD 3 Month + 0.70%), 3.21%, 04/01/23(a)		1,300	1,357,818
3.38%, 05/01/23		1,680	1,799,886
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(a)		1,335	1,439,064
(SOFR + 1.46%), 1.51%, 06/01/24(a)		1,100	1,126,509
(LIBOR USD 3 Month + 0.89%), 3.80%, 07/23/24(a)		940	1,024,456
(LIBOR USD 3 Month + 1.00%), 4.02%, 12/05/24(a)		475	525,526
(SOFR + 1.16%), 2.30%, 10/15/25(a)		670	708,898
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(a)		4,075	4,679,440
(LIBOR USD 3 Month + 1.12%), 4.01%, 04/23/29(a)		1,900	2,234,213
(LIBOR USD 3 Month + 1.16%), 3.70%, 05/06/30(a)		3,250	3,775,606
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(a)		775	965,765
5.50%, 10/15/40		950	1,422,899
5.63%, 08/16/43		1,125	1,741,779
4.95%, 06/01/45		2,175	3,156,194
Series W, (LIBOR USD 3 Month + 1.00%), 1.39%, 05/15/47(a)		26,321	19,054,825
Kasikornbank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.70%), 3.34%, 10/02/31(a)		2,270	2,270,000
KBC Group NV, (EUR Swap Annual 5 Year + 4.69%), 4.75%(a)(m)	EUR	5,000	5,948,648
Lloyds Banking Group plc:
3.00%, 01/11/22	USD	1,000	1,035,042
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.33%, 06/15/23(a)		910	918,443
(USD Swap Semi 5 Year + 4.50%), 7.50%(a)(m)		3,975	4,223,438
4.58%, 12/10/25		2,750	3,104,441
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.75%(a)(m)		7,290	7,526,925
Macquarie Bank Ltd., (USD Swap Semi 5 Year + 3.70%), 6.13%(a)(b)(m)		31,745	31,824,362
Macquarie Group Ltd., (USD Swap Semi 5 Year + 3.70%), 6.13%(a)(m)		1,680	1,684,200
Mitsubishi UFJ Financial Group, Inc.:
3.54%, 07/26/21		685	706,504
3.22%, 03/07/22		1,200	1,249,358
2.67%, 07/25/22		395	411,221
3.76%, 07/26/23		815	886,327
1.41%, 07/17/25		2,995	3,054,565

Security	Par (000)		Value

Banks (continued)
Nanyang Commercial Bank Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.21%), 5.00%(a)(m)	USD	4,045	$3,985,589
National Westminster Bank plc(a)(m):
Series C, (LIBOR USD 3 Month + 0.25%), 0.62%		2,100	1,831,830
Series A, (LIMEAN USD 6 Month + 0.25%), 0.63%		380	332,024
Series B, (LIBOR USD 6 Month + 0.25%), 1.87%		500	436,874
Natwest Group plc:
(USD Swap Semi 5 Year + 5.80%), 7.50%(a)(m)		5,425	5,424,783
(USD Swap Semi 5 Year + 7.60%), 8.62%(a)(m)		26,358	27,538,575
3.88%, 09/12/23		595	646,281
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.15%), 2.36%, 05/22/24(a)		1,265	1,307,413
(LIBOR USD 3 Month + 1.76%), 4.27%, 03/22/25(a)		800	880,955
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.07%, 05/22/28(a)		770	826,657
(LIBOR USD 3 Month + 1.87%), 4.44%, 05/08/30(a)		800	950,731
Nordea Bank Abp(a)(m):
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%(b)		30,525	33,081,469
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.11%), 6.63%		3,392	3,676,080
PNC Financial Services Group, Inc. (The), 2.55%, 01/22/30		1,850	2,047,386
QIIB Tier 1 Sukuk Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.19%), 4.88%(a)(m)		630	623,109
Santander Holdings USA, Inc.:
4.45%, 12/03/21		700	729,357
3.70%, 03/28/22		425	441,419
Santander UK Group Holdings plc:
2.88%, 08/05/21		2,500	2,559,002
3.57%, 01/10/23		3,825	3,969,568
(LIBOR USD 3 Month + 1.08%), 3.37%, 01/05/24(a)		250	263,340
(GBP Swap 5 Year + 5.79%), 6.75%(a)(m)	GBP	6,025	8,132,239
Santander UK plc:
3.75%, 11/15/21	USD	990	1,030,471
2.10%, 01/13/23		315	326,484
4.00%, 03/13/24		600	666,191
Shinhan Financial Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%(a)(m)		3,200	3,396,000
Skandinaviska Enskilda Banken AB:
(USD Swap Semi 5 Year + 3.49%), 5.63%(a)(m)		1,000	1,013,750
2.20%, 12/12/22(b)		1,710	1,777,036
Societe Generale SA(a)(m):
(USD Swap Semi 5 Year + 6.24%), 7.38%(b)		3,565	3,643,002
(USD Swap Semi 5 Year + 6.24%), 7.38%		2,200	2,248,136
(USD Swap Semi 5 Year + 4.30%), 7.38%(b)		200	206,040
(USD Swap Semi 5 Year + 4.98%), 7.88%		6,732	7,161,165
(USD Swap Rate 5 Year + 5.87%), 8.00%(b)		16,275	18,268,687
(USD Swap Rate 5 Year + 5.87%), 8.00%		3,983	4,470,918
Standard Chartered plc, (LIBOR USD 3 Month + 1.21%), 2.82%, 01/30/26(a)(b)		1,325	1,366,467

70	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
Stichting AK Rabobank Certificaten, 0.00%(e)(m)	EUR	2,434	$3,136,378
Sumitomo Mitsui Financial Group, Inc.:
2.93%, 03/09/21	USD	1,900	1,929,370
2.44%, 10/19/21		595	609,507
2.85%, 01/11/22		930	960,658
2.78%, 07/12/22		2,000	2,085,178
2.78%, 10/18/22		750	787,140
2.35%, 01/15/25		1,675	1,777,211
2.75%, 01/15/30		950	1,032,862
Swedbank AB, 1.30%, 06/02/23(b)		725	737,888
TMB Bank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.26%), 4.90%(a)(m)		1,260	1,173,375
Truist Bank:
2.45%, 08/01/22		1,190	1,234,987
1.25%, 03/09/23		2,300	2,344,994
UniCredit SpA(a):
(EUR Swap Annual 5 Year + 6.10%), 6.75%(m)	EUR	993	1,161,402
(EUR Swap Annual 5 Year + 9.30%), 9.25%(m)		4,900	6,156,136
(EUR Swap Annual 5 Year + 6.39%), 6.62%(m)		3,600	4,203,515
(USD Swap Semi 5 Year + 5.18%), 8.00%(m)	USD	24,210	25,178,400
(EUR Swap Annual 5 Year + 4.93%), 5.37%(m)	EUR	1,000	1,042,486
(EURIBOR Swap Rate 5 Year + 7.33%), 7.50%(m)		2,625	3,278,907
(EURIBOR Swap Rate 5 Year + 4.74%), 4.87%, 02/20/29		1,000	1,243,526
(EUR Swap Annual 5 Year + 2.40%), 2.00%, 09/23/29		400	442,909
(EUR Swap Annual 5 Year + 2.80%), 2.73%, 01/15/32		400	441,396
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.75%), 5.46%, 06/30/35(b)	USD	475	490,553
Unione di Banche Italiane SpA(a):
(EUR Swap Annual 5 Year + 6.07%), 5.87%(m)	EUR	1,800	2,091,309
(EUR Swap Annual 5 Year + 5.75%), 5.87%, 03/04/29		700	905,918
US Bancorp:
3.00%, 07/30/29	USD	500	557,641
1.38%, 07/22/30		400	405,137
Wachovia Capital Trust II, (LIBOR USD 3 Month + 0.50%), 0.78%, 01/15/27(a)		2,055	1,839,225
Wells Fargo & Co.:
3.50%, 03/08/22		3,000	3,139,320
3.07%, 01/24/23		290	300,225
3.75%, 01/24/24		475	520,558
(SOFR + 1.60%), 1.65%, 06/02/24(a)		900	917,383
(LIBOR USD 3 Month + 1.31%), 3.58%, 05/22/28(a)		2,250	2,521,873
4.65%, 11/04/44		580	739,375
4.40%, 06/14/46		525	656,690
4.75%, 12/07/46		1,000	1,310,848
(LIBOR USD 3 Month + 4.24%), 5.01%, 04/04/51(a)		800	1,143,352
Westpac Banking Corp., (USD Swap Rate 5 Year + 2.89%), 5.00%(a)(m)		15,455	15,463,336
Woori Bank, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.25%(a)(m)		1,260	1,272,994

			823,137,318

Security	Par (000)		Value

Beverages — 0.1%
Anheuser-Busch Cos. LLC:
4.70%, 02/01/36	USD	5,250	$6,440,492
4.90%, 02/01/46		2,300	2,937,782
Anheuser-Busch InBev Worldwide, Inc.:
4.15%, 01/23/25		1,100	1,255,253
4.75%, 01/23/29		2,950	3,630,613
4.44%, 10/06/48		350	420,645
4.75%, 04/15/58		631	817,571
5.80%, 01/23/59		525	785,367
Central American Bottling Corp., 5.75%, 01/31/27(b)		5,119	5,314,162
Cott Holdings, Inc., 5.50%, 04/01/25(b)		500	519,375
Embotelladora Andina SA, 3.95%, 01/21/50(b)		2,515	2,572,342

			24,693,602

Biotechnology — 0.1%
AbbVie, Inc.:
3.38%, 11/14/21		365	379,071
2.15%, 11/19/21(b)		720	735,136
3.45%, 03/15/22(b)		1,384	1,439,465
3.25%, 10/01/22(b)		455	476,912
2.90%, 11/06/22		2,310	2,429,094
2.30%, 11/21/22(b)		1,960	2,035,756
2.80%, 03/15/23(b)		300	312,578
3.75%, 11/14/23		288	316,057
3.60%, 05/14/25		2,425	2,712,050
2.95%, 11/21/26(b)		345	380,663
3.20%, 11/21/29(b)		1,500	1,686,016
4.55%, 03/15/35(b)		450	573,592
4.40%, 11/06/42		2,075	2,641,533
4.88%, 11/14/48		1,350	1,850,643
4.25%, 11/21/49(b)		350	445,260
Amgen, Inc., 2.65%, 05/11/22		1,000	1,038,446
Baxalta, Inc., 5.25%, 06/23/45		225	319,766
Biogen, Inc., 3.63%, 09/15/22		600	639,692
Gilead Sciences, Inc.:
4.50%, 02/01/45		1,100	1,525,336
4.75%, 03/01/46		675	974,211
Horizon Therapeutics USA, Inc., 5.50%, 08/01/27(b)		1,200	1,304,208

			24,215,485

Building Products — 0.2%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(b)		3,101	3,194,030
Builders FirstSource, Inc.(b):
6.75%, 06/01/27		1,202	1,322,200
5.00%, 03/01/30		880	922,944
Carrier Global Corp.(b):
1.92%, 02/15/23		425	437,392
2.24%, 02/15/25		140	146,240
Forterra Finance LLC, 6.50%, 07/15/25(b)		2,584	2,739,040
HT Troplast GmbH, 9.25%, 07/15/25	EUR	576	693,765
James Hardie International Finance DAC(b):
4.75%, 01/15/25	USD	429	440,798
5.00%, 01/15/28		1,484	1,580,460
JELD-WEN, Inc.(b):
6.25%, 05/15/25		902	965,140
4.63%, 12/15/25		616	622,160
4.88%, 12/15/27		86	87,505
Masonite International Corp., 5.38%, 02/01/28(b)		2,239	2,384,535
PGT Innovations, Inc., 6.75%, 08/01/26(b)		310	322,400
Standard Industries, Inc.:
2.25%, 11/21/26	EUR	1,219	1,387,299
5.00%, 02/15/27(b)	USD	1,205	1,280,312
4.75%, 01/15/28(b)		625	667,969
4.38%, 07/15/30(b)		4,543	4,906,440

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Products (continued)
Summit Materials LLC:
6.13%, 07/15/23	USD	400	$400,240
6.50%, 03/15/27(b)		445	490,221
5.25%, 01/15/29(b)		1,282	1,330,075

			26,321,165

Capital Markets — 1.3%
AG Issuer LLC, 6.25%, 03/01/28(b)		270	273,375
Brookfield Finance, Inc., 4.35%, 04/15/30		1,479	1,734,510
Compass Group Diversified Holdings LLC, 8.00%, 05/01/26(b)		625	659,375
Credit Suisse AG:
3.00%, 10/29/21		580	598,822
2.80%, 04/08/22		780	810,591
3.63%, 09/09/24		1,600	1,783,096
Credit Suisse Group AG(a):
(USD Swap Semi 5 Year + 4.60%), 7.50%(b)(m)		7,320	7,719,233
(USD Swap Semi 5 Year + 4.60%), 7.50%(m)		1,200	1,315,500
(USD Swap Semi 5 Year + 3.46%), 6.25%(b)(m)		40,534	43,168,710
(USD Swap Semi 5 Year + 3.46%), 6.25%(m)		600	639,000
(SOFR + 1.56%), 2.59%, 09/11/25(b)		1,375	1,441,453
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.33%), 7.25%(m)		400	425,500
(SOFR + 2.04%), 2.19%, 06/05/26(b)		3,955	4,067,314
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%(b)(m)		9,970	10,499,706
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.29%), 5.10%(b)(m)		1,080	1,067,580
(SOFR + 3.73%), 4.19%, 04/01/31(b)		1,110	1,295,500
Deutsche Bank AG:
4.50%, 04/01/25		400	405,699
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.52%), 6.00%(a)(m)		8,400	7,310,520
(USD Swap Semi 5 Year + 2.25%), 4.30%, 05/24/28(a)		1,200	1,172,650
(USD Swap Rate 5 Year + 2.55%), 4.88%, 12/01/32(a)		700	668,948
Dresdner Funding Trust I, 8.15%, 06/30/31(b)		650	910,000
Goldman Sachs Group, Inc. (The):
(LIBOR USD 3 Month + 0.78%), 1.04%, 10/31/22(a)		280	280,813
Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.62%), 5.50%(a)(m)		12,030	12,897,508
Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%(a)(m)		6,755	6,775,755
3.75%, 02/25/26		2,175	2,465,460
(LIBOR USD 3 Month + 1.30%), 4.22%, 05/01/29(a)		2,075	2,455,655
6.75%, 10/01/37		650	976,432
5.15%, 05/22/45		345	478,126
Intercontinental Exchange, Inc.:
3.10%, 09/15/27		1,025	1,164,900
4.25%, 09/21/48		250	337,968
LHC3 plc, 4.13%, (4.13% Cash or 9.00% PIK), 08/15/24(k)	EUR	2,056	2,419,443
LPL Holdings, Inc., 4.63%, 11/15/27(b)	USD	765	787,950
Moody’s Corp.:
2.75%, 12/15/21		185	190,210
2.63%, 01/15/23		255	267,706

Security		Par (000)	Value

Capital Markets (continued)
Morgan Stanley:
3.13%, 01/23/23	USD	1,400	$1,488,017
Series F, 3.88%, 04/29/24		1,300	1,449,625
(SOFR + 1.99%), 2.19%, 04/28/26(a)		845	889,869
3.95%, 04/23/27		1,625	1,857,803
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(a)		3,050	3,488,011
(LIBOR USD 3 Month + 1.63%), 4.43%, 01/23/30(a)		2,825	3,435,026
(SOFR + 1.14%), 2.70%, 01/22/31(a)		1,150	1,253,834
(SOFR + 3.12%), 3.62%, 04/01/31(a)		1,225	1,433,218
MSCI, Inc.(b):
4.75%, 08/01/26		345	362,250
5.38%, 05/15/27		1,755	1,915,144
4.00%, 11/15/29		838	900,850
3.63%, 09/01/30		1,461	1,541,355
3.88%, 02/15/31		4,913	5,336,746
Owl Rock Capital Corp., 4.25%, 01/15/26		1,104	1,105,434
Pershing Square Holdings Ltd., 5.50%, 07/15/22(b)		4,100	4,331,906
SURA Asset Management SA, 4.88%, 04/17/24(b)		4,419	4,776,663
UBS Group AG(a):
(USD Swap Semi 5 Year + 5.50%), 6.87%(m)		10,865	11,027,975
(EUR Swap Annual 5 Year + 5.29%), 5.75%(m)	EUR	4,584	5,555,937
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(b)	USD	3,170	3,299,966
(USD Swap Semi 5 Year + 4.34%), 7.00%(b)(m)		5,325	5,650,411
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 1.01%,07/30/24(b)		2,005	2,015,114
(USD Swap Semi 5 Year + 4.87%), 7.00%(m)		18,595	20,733,425
(USD Swap Semi 5 Year + 4.59%), 6.87%(m)		5,176	5,564,241
(US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 4.86%), 5.13%(m)		1,200	1,224,000
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.08%), 1.36%, 01/30/27(b)		530	534,884

			210,636,712

Chemicals — 0.6%
Air Products and Chemicals, Inc., 1.50%, 10/15/25		295	308,287
Ashland LLC, 4.75%, 08/15/22(e)		93	97,417
Ashland Services BV, 2.00%, 01/30/28	EUR	1,120	1,256,637
Atotech Alpha 2 BV, 8.75%, (8.75% Cash or 9.50% PIK), 06/01/23(b)(k)	USD	2,725	2,752,726
Atotech Alpha 3 BV, 6.25%, 02/01/25(b)		10,398	10,696,942
Avient Corp., 5.25%, 03/15/23		400	439,592
Axalta Coating Systems LLC, 4.75%, 06/15/27(b)		1,043	1,092,542
Blue Cube Spinco LLC:
9.75%, 10/15/23		1,783	1,858,777
10.00%, 10/15/25		6,427	6,860,823
Braskem Idesa SAPI, 7.45%, 11/15/29(b)		1,900	1,656,562
CeramTec BondCo GmbH, 5.25%, 12/15/25	EUR	300	345,434
CF Industries, Inc., 4.95%, 06/01/43	USD	1,075	1,257,965
Chemours Co. (The):
6.63%, 05/15/23		2,341	2,341,000
7.00%, 05/15/25		326	330,890
5.38%, 05/15/27		274	268,487
CVR Partners LP, 9.25%, 06/15/23(b)		300	294,000
DuPont de Nemours, Inc.:
2.17%, 05/01/23		1,155	1,178,608

72	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
4.21%, 11/15/23	USD	1,200	$1,325,112
5.32%, 11/15/38		375	499,594
5.42%, 11/15/48		250	351,835
Eastman Chemical Co., 4.80%, 09/01/42		220	266,489
Element Solutions, Inc., 5.88%, 12/01/25(b)		11,005	11,362,663
Equate Petrochemical BV, 4.25%, 11/03/26(b)		4,923	5,284,533
Gates Global LLC, 6.25%, 01/15/26(b)		3,043	3,187,542
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b)		1,931	1,969,620
Illuminate Buyer LLC, 9.00%, 07/01/28(b)		1,595	1,710,638
INEOS Group Holdings SA, 5.63%, 08/01/24(b)		400	401,508
K+S AG, 3.00%, 06/20/22	EUR	100	111,022
LYB International Finance III LLC:
2.88%, 05/01/25	USD	1,250	1,351,754
4.20%, 10/15/49		125	143,894
4.20%, 05/01/50		300	343,836
Minerals Technologies, Inc., 5.00%, 07/01/28(b)		1,043	1,082,425
Monitchem HoldCo 2 SA, 9.50%, 09/15/26	EUR	600	720,340
Monitchem HoldCo 3 SA, 5.25%, 03/15/25		807	973,724
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	311	310,845
OCI NV:
5.00%, 04/15/23	EUR	520	624,785
6.63%, 04/15/23(b)	USD	200	207,466
3.13%, 11/01/24	EUR	400	464,321
5.25%, 11/01/24(b)	USD	660	663,300
Olin Corp.:
5.50%, 08/15/22		1,214	1,238,280
9.50%, 06/01/25(b)		355	404,700
5.13%, 09/15/27		500	483,750
Pearl Holding III Ltd., 9.50%, 12/11/22		1,200	317,442
Phosagro OAO, 3.05%, 01/23/25(b)		4,047	4,108,970
PQ Corp., 5.75%, 12/15/25(b)		6,909	7,116,270
Rain CII Carbon LLC, 7.25%, 04/01/25(b)		400	393,000
Rock International Investment, Inc., 6.63%, 03/27/20(f)(i)		2,883	1,039,450
Scotts Miracle-Gro Co. (The), 4.50%, 10/15/29		1,070	1,132,863
Sherwin-Williams Co. (The):
3.45%, 06/01/27		289	331,291
4.50%, 06/01/47		150	201,022
3.30%, 05/15/50		625	707,382
Solvay Finance SA, (EUR Swap Annual 5 Year + 5.22%), 5.87%(a)(m)	EUR	500	655,708
SPCM SA, 4.88%, 09/15/25(b)	USD	400	411,508
Synthomer plc, 3.88%, 07/01/25	EUR	426	515,371
Tronox, Inc.(b):
6.50%, 05/01/25	USD	165	176,124
6.50%, 04/15/26		500	501,250
Valvoline, Inc.(b):
4.38%, 08/15/25		804	831,135
4.25%, 02/15/30		2,123	2,231,804
W.R. Grace & Co., 5.63%, 10/01/24(b)		2,303	2,492,997
WR Grace & Co.-Conn., 4.88%, 06/15/27(b)		1,745	1,858,425
Yingde Gases Investment Ltd., 6.25%, 01/19/23(b)		630	648,900

			94,191,577

Commercial Services & Supplies — 0.6%
ADT Security Corp. (The):
6.25%, 10/15/21		925	971,250
3.50%, 07/15/22		650	666,965
4.13%, 06/15/23		737	771,492
4.88%, 07/15/32(b)		8,259	8,300,295
Allied Universal Holdco LLC(b):
6.63%, 07/15/26		15,615	16,708,050
9.75%, 07/15/27		4,190	4,657,269
APX Group, Inc.:
7.88%, 12/01/22		3,621	3,648,157

Security		Par (000)	Value

Commercial Services & Supplies (continued)
8.50%, 11/01/24	USD	414	$426,420
6.75%, 02/15/27(b)		985	982,045
Aramark Services, Inc.:
5.00%, 04/01/25(b)		3,563	3,660,982
6.38%, 05/01/25(b)		1,537	1,621,535
4.75%, 06/01/26		350	348,250
5.00%, 02/01/28(b)		926	931,788
Brink’s Co. (The)(b):
5.50%, 07/15/25		697	740,563
4.63%, 10/15/27		425	432,331
Cimpress plc, 7.00%, 06/15/26(b)		305	308,965
Clean Harbors, Inc.(b):
4.88%, 07/15/27		3,523	3,734,767
5.13%, 07/15/29		250	267,500
Garda World Security Corp.(b):
4.63%, 02/15/27		2,028	2,083,608
9.50%, 11/01/27		1,436	1,565,240
GFL Environmental, Inc.(b):
4.25%, 06/01/25		535	556,400
7.00%, 06/01/26		2,252	2,387,120
5.13%, 12/15/26		4,749	5,042,203
8.50%, 05/01/27		3,028	3,392,269
IAA, Inc., 5.50%, 06/15/27(b)		3,513	3,745,736
Intrum AB:
3.50%, 07/15/26	EUR	952	1,038,043
3.00%, 09/15/27		500	521,219
KAR Auction Services, Inc., 5.13%, 06/01/25(b)	USD	888	892,440
Nielsen Co. Luxembourg SARL (The)(b):
5.50%, 10/01/21		68	68,255
5.00%, 02/01/25		762	782,018
Prime Security Services Borrower LLC(b):
5.25%, 04/15/24		1,494	1,606,050
5.75%, 04/15/26		5,657	6,279,270
6.25%, 01/15/28		885	922,612
Republic Services, Inc., 2.30%, 03/01/30		600	645,354
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		340	351,829
SPIE SA, 2.63%, 06/18/26	EUR	800	941,896
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26		1,004	1,223,121
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25		700	789,521
Tuspark Forward Ltd., 7.95%, 08/15/21	USD	600	370,875
Verisure Holding AB:
3.50%, 05/15/23	EUR	1,205	1,428,685
(EURIBOR 3 Month + 5.00%), 5.00%, 04/15/25(a)		346	413,684
3.88%, 07/15/26		838	987,122
Verisure Midholding AB, 5.75%, 12/01/23		929	1,099,625
Waste Pro USA, Inc., 5.50%, 02/15/26(b)	USD	3,036	3,081,540

			91,394,359

Communications Equipment — 0.2%
CommScope Technologies LLC(b):
6.00%, 06/15/25		3,019	3,084,512
5.00%, 03/15/27		180	173,851
CommScope, Inc.(b):
5.50%, 03/01/24		4,129	4,288,049
6.00%, 03/01/26		2,330	2,485,807
8.25%, 03/01/27		399	430,282
Motorola Solutions, Inc., 4.60%, 05/23/29		1,775	2,081,546
Nokia OYJ:
3.38%, 06/12/22		395	407,837
4.38%, 06/12/27		380	405,650
6.63%, 05/15/39		2,016	2,570,400
ViaSat, Inc.(b):
5.63%, 09/15/25		500	503,750

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Communications Equipment (continued)
5.63%, 04/15/27	USD	6,610	$7,004,617
6.50%, 07/15/28		3,240	3,328,128

			26,764,429

Construction & Engineering — 0.2%
AECOM:
5.88%, 10/15/24		1,580	1,726,150
5.13%, 03/15/27		1,650	1,812,937
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)		1,800	1,574,997
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)		3,391	3,136,675
China City Construction International Co. Ltd., 5.35%, 07/03/17(f)(i)	CNY	6,794	53,461
China Shuifa Singyes Energy Holdings Ltd., 2.00%, (2.00% Cash or 6.00% PIK), 12/19/22(k)	USD	1,578	1,383,918
Delhi International Airport Ltd.:
6.45%, 06/04/29(b)		945	928,167
6.45%, 06/04/29		2,825	2,774,680
Ferrovial Netherlands BV, (EUR Swap Annual 5 Year + 2.13%), 2.12%(a)(m)	EUR	1,600	1,808,472
Fluor Corp.:
3.50%, 12/15/24	USD	150	123,420
4.25%, 09/15/28		625	534,375
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27		630	558,928
Heathrow Finance plc:
4.75%, 03/01/24	GBP	200	264,902
4.13%, 09/01/29		1,071	1,311,094
MasTec, Inc., 4.50%, 08/15/28(b)	USD	1,934	2,021,030
Mexico City Airport Trust, 4.25%, 10/31/26(b)		5,101	4,598,870
New Enterprise Stone & Lime Co., Inc., 9.75%, 07/15/28(b)		488	511,180
Tutor Perini Corp., 6.88%, 05/01/25(b)		1,040	1,037,234
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21		2,995	2,987,513

			29,148,003

Construction Materials — 0.0%
CEMEX Finance LLC, 4.63%, 06/15/24	EUR	300	354,931
Cemex SAB de CV:
3.13%, 03/19/26		800	882,285

			1,237,216

Consumer Finance — 0.8%
AerCap Ireland Capital DAC:
4.50%, 05/15/21	USD	3,483	3,552,762
3.95%, 02/01/22		2,055	2,070,256
3.50%, 05/26/22		500	497,356
2.88%, 08/14/24		350	333,410
3.50%, 01/15/25		650	620,773
6.50%, 07/15/25		700	751,170
Ally Financial, Inc.:
5.75%, 11/20/25		975	1,100,901
8.00%, 11/01/31		10,996	15,208,230
American Express Co., 3.70%, 11/05/21		1,700	1,765,868
American Honda Finance Corp., 1.95%, 05/10/23		590	612,207
Capital One Financial Corp.:
3.45%, 04/30/21		1,800	1,837,626
3.20%, 01/30/23		420	444,411
3.90%, 01/29/24		1,100	1,204,228
3.75%, 04/24/24		400	437,795
Caterpillar Financial Services Corp.:
2.95%, 02/26/22		990	1,029,896
1.95%, 11/18/22		1,930	1,998,817
1.45%, 05/15/25		500	517,304
Credit Acceptance Corp., 6.63%, 03/15/26		1,404	1,465,425

Security	Par (000)		Value

Consumer Finance (continued)
Curo Group Holdings Corp., 8.25%, 09/01/25(b)	USD	1,175	$937,062
FCE Bank plc, 1.62%, 05/11/23	EUR	1,400	1,593,241
Ford Motor Credit Co. LLC:
3.20%, 01/15/21	USD	277	277,277
5.88%, 08/02/21		2,319	2,379,874
3.81%, 10/12/21		545	550,581
5.60%, 01/07/22		551	571,828
2.98%, 08/03/22		1,131	1,133,590
3.35%, 11/01/22		3,011	3,029,819
3.09%, 01/09/23		433	431,103
4.14%, 02/15/23		1,178	1,198,615
3.10%, 05/04/23		367	363,330
4.38%, 08/06/23		586	606,387
3.81%, 01/09/24		3,777	3,806,461
3.02%, 03/06/24	EUR	200	233,759
5.58%, 03/18/24	USD	2,500	2,656,250
4.06%, 11/01/24		200	204,440
1.36%, 02/07/25	EUR	200	217,000
5.13%, 06/16/25	USD	3,661	3,902,882
4.13%, 08/04/25		3,078	3,154,642
2.33%, 11/25/25	EUR	1,800	2,002,103
4.39%, 01/08/26	USD	2,800	2,876,104
2.39%, 02/17/26	EUR	200	222,342
General Motors Financial Co., Inc.:
4.20%, 03/01/21	USD	440	446,507
3.55%, 04/09/21		2,000	2,031,028
4.20%, 11/06/21		2,595	2,685,738
3.15%, 06/30/22		435	447,040
3.55%, 07/08/22		1,690	1,753,994
3.25%, 01/05/23		6,300	6,517,167
5.20%, 03/20/23		1,155	1,256,080
4.00%, 10/06/26		1,550	1,659,882
Series B, (LIBOR USD 3 Month + 3.44%), 6.50%(a)(m)		4,364	4,121,231
5.65%, 01/17/29		682	799,332
Global Aircraft Leasing Co. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 09/15/24(b)(k)		3,085	1,920,412
goeasy Ltd., 5.38%, 12/01/24(b)		995	1,030,929
John Deere Capital Corp., 2.60%, 03/07/24		205	219,929
King Talent Management Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 5.60%(a)(m)		936	805,838
Manappuram Finance Ltd., 5.90%, 01/13/23		630	622,125
Muthoot Finance Ltd., 4.40%, 09/02/23		475	466,984
Navient Corp.:
5.00%, 10/26/20		102	102,776
6.50%, 06/15/22		645	674,025
7.25%, 09/25/23		628	663,137
6.13%, 03/25/24		2,821	2,919,735
5.88%, 10/25/24		600	615,000
6.75%, 06/15/26		2,820	2,932,800
5.00%, 03/15/27		500	478,750
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		945	928,462
OneMain Finance Corp.:
7.75%, 10/01/21		250	263,750
6.13%, 05/15/22		800	842,000
5.63%, 03/15/23		630	666,225
6.13%, 03/15/24		885	963,402
6.88%, 03/15/25		3,103	3,467,603
7.13%, 03/15/26		7,574	8,879,228
6.63%, 01/15/28		3,075	3,523,796
5.38%, 11/15/29		104	109,730
Shriram Transport Finance Co. Ltd., 5.95%, 10/24/22		1,431	1,382,257
Synchrony Financial, 2.85%, 07/25/22		370	378,398

74	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Consumer Finance (continued)
Toyota Motor Credit Corp.:
2.65%, 04/12/22	USD	300	$311,196
2.90%, 03/30/23		350	371,587
1.80%, 02/13/25		600	628,008
Voyager Aviation Holdings LLC, 8.50%, 08/15/21(b)		790	576,700

			126,259,906

Containers & Packaging — 0.5%
ARD Finance SA, 6.50%, 06/30/27(b)		3,287	3,361,073
Ardagh Packaging Finance plc:
6.00%, 02/15/25(b)		551	575,795
5.25%, 04/30/25(b)		2,017	2,138,020
4.13%, 08/15/26(b)		6,558	6,805,893
4.75%, 07/15/27	GBP	1,268	1,634,915
5.25%, 08/15/27(b)	USD	5,190	5,432,736
Ball Corp.:
5.00%, 03/15/22		400	419,000
4.00%, 11/15/23		300	319,500
5.25%, 07/01/25		1,163	1,325,820
4.88%, 03/15/26		1,199	1,363,659
Berry Global, Inc.:
1.00%, 01/15/25	EUR	300	338,543
4.50%, 02/15/26(b)	USD	480	492,177
4.88%, 07/15/26(b)		1,015	1,072,094
Cascades, Inc.(b):
5.13%, 01/15/26		800	826,000
5.38%, 01/15/28		700	724,500
Crown Americas LLC:
4.50%, 01/15/23		750	791,640
4.75%, 02/01/26		8,826	9,209,754
4.25%, 09/30/26		4,926	5,223,432
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		368	434,240
GPC Merger Sub, Inc., 7.13%, 08/15/28(b)		655	681,200
Graphic Packaging International LLC, 3.50%, 03/15/28(b)		942	957,307
Greif, Inc., 6.50%, 03/01/27(b)		495	525,937
International Paper Co., 4.35%, 08/15/48		820	1,023,430
LABL Escrow Issuer LLC, 6.75%, 07/15/26(b)		2,675	2,889,000
Mauser Packaging Solutions Holding Co.:
4.75%, 04/15/24	EUR	661	765,164
5.50%, 04/15/24(b)	USD	3,999	4,077,301
OI European Group BV:
3.13%, 11/15/24	EUR	500	598,546
2.88%, 02/15/25		566	664,975
Owens-Brockway Glass Container, Inc., 5.88%, 08/15/23(b)	USD	450	475,065
Plastipak Holdings, Inc., 6.25%, 10/15/25(b)		350	349,563
Reynolds Group Issuer, Inc.(b):
(LIBOR USD 3 Month + 3.50%), 3.78%, 07/15/21(a)		1,838	1,838,000
5.13%, 07/15/23		1,055	1,071,142
7.00%, 07/15/24		2,935	2,990,031
Sealed Air Corp., 5.25%, 04/01/23(b)		486	516,375
Silgan Holdings, Inc.:
3.25%, 03/15/25	EUR	400	476,976
4.13%, 02/01/28	USD	725	743,125
Trivium Packaging Finance BV(e):
3.75%, 08/15/26	EUR	1,534	1,801,482
5.50%, 08/15/26(b)	USD	6,430	6,849,879
8.50%, 08/15/27(b)		8,560	9,373,200
WRKCo, Inc., 3.75%, 03/15/25		1,425	1,596,760

			82,753,249

Security	Par (000)		Value

Distributors — 0.1%(b)
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28	USD	4,991	$5,190,640
Core & Main LP, 6.13%, 08/15/25		11,098	11,431,828
Performance Food Group, Inc., 5.50%, 10/15/27		355	366,537
Wolverine Escrow LLC:
8.50%, 11/15/24		348	252,300
9.00%, 11/15/26		804	582,900

			17,824,205

Diversified Consumer Services — 0.1%
Bright Scholar Education Holdings Ltd., 7.45%, 07/31/22		4,210	4,304,725
Carriage Services, Inc., 6.63%, 06/01/26(b)		1,600	1,692,016
frontdoor, Inc., 6.75%, 08/15/26(b)		1,973	2,128,374
Graham Holdings Co., 5.75%, 06/01/26(b)		1,650	1,749,000
Laureate Education, Inc., 8.25%, 05/01/25(b)		592	633,440
Service Corp. International:
4.63%, 12/15/27		833	885,062
5.13%, 06/01/29		3,159	3,490,695
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(b)		3,185	3,280,550
Sotheby’s, 7.38%, 10/15/27(b)		3,319	3,352,190

			21,516,052

Diversified Financial Services — 0.4%
Arrow Global Finance plc, 5.13%, 09/15/24	GBP	556	685,510
Cabot Financial Luxembourg II SA, (EURIBOR 3 Month + 6.38%), 6.37%, 06/14/24(a)	EUR	267	312,940
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	GBP	2,355	3,101,993
CK Hutchison International 16 Ltd., 1.88%, 10/03/21(b)	USD	905	913,484
Fairstone Financial, Inc., 7.88%, 07/15/24(b)		1,217	1,229,170
Garfunkelux Holdco 3 SA:
7.50%, 08/01/22	EUR	1,470	1,617,267
8.50%, 11/01/22	GBP	300	363,912
GE Capital Funding LLC, 3.45%, 05/15/25(b)	USD	3,705	3,909,240
GE Capital International Funding Co. Unlimited Co.:
2.34%, 11/15/20		493	495,572
4.42%, 11/15/35		1,325	1,368,123
HBOS Capital Funding LP(m):
6.85%		1,875	1,899,135
6.85%		5,130	5,196,033
MDGH - GMTN BV, 2.50%, 11/07/24(b)		4,865	5,108,250
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(b)		4,924	5,053,255
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)		3,375	2,946,797
Petronas Capital Ltd., 3.50%, 04/21/30(b)		4,599	5,224,004
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26(b)	EUR	2,815	3,473,131
4.50%, 05/15/26		631	778,524
6.25%, 05/15/26(b)	USD	6,464	6,989,200
8.25%, 11/15/26(b)		5,282	5,830,008
Shell International Finance BV:
2.38%, 04/06/25		605	650,050
2.38%, 11/07/29		650	700,471
4.38%, 05/11/45		350	460,413
Verscend Escrow Corp., 9.75%, 08/15/26(b)		12,865	14,245,286

			72,551,768

Diversified Telecommunication Services — 1.6%
Altice France Holding SA:
8.00%, 05/15/27(b)	EUR	500	632,993
8.00%, 05/15/27		1,399	1,771,113
10.50%, 05/15/27(b)	USD	10,819	12,374,232

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
6.00%, 02/15/28(b)	USD	2,918	$2,914,469
Altice France SA:
2.50%, 01/15/25	EUR	817	934,969
7.38%, 05/01/26(b)	USD	10,022	10,689,966
5.88%, 02/01/27	EUR	1,400	1,758,451
8.13%, 02/01/27(b)	USD	8,241	9,199,428
5.50%, 01/15/28(b)		5,133	5,396,066
AT&T, Inc.:
3.00%, 06/30/22		2,700	2,819,317
2.63%, 12/01/22		416	434,252
4.05%, 12/15/23(e)		1,000	1,119,684
3.95%, 01/15/25		600	675,844
4.35%, 03/01/29		2,025	2,419,573
4.50%, 05/15/35		3,450	4,141,428
5.25%, 03/01/37		700	904,134
5.35%, 09/01/40		546	722,200
5.15%, 03/15/42		950	1,210,190
5.15%, 11/15/46		925	1,194,192
5.45%, 03/01/47		1,300	1,756,282
4.50%, 03/09/48		525	643,004
Bakrie Telecom Pte. Ltd., 11.50%, 05/07/15(f)(i)		1,000	2,031
CCO Holdings LLC(b):
4.00%, 03/01/23		165	167,475
5.88%, 04/01/24		1,000	1,034,700
5.38%, 05/01/25		400	412,500
5.50%, 05/01/26		800	846,240
5.13%, 05/01/27		5,442	5,773,622
5.88%, 05/01/27		630	666,225
5.00%, 02/01/28		1,891	2,004,460
5.38%, 06/01/29		9,388	10,279,860
4.75%, 03/01/30		5,510	5,864,706
4.50%, 08/15/30		7,924	8,398,648
4.25%, 02/01/31		7,801	8,140,499
4.50%, 05/01/32		7,338	7,741,590
CenturyLink, Inc.:
Series T, 5.80%, 03/15/22		1,000	1,047,500
Series W, 6.75%, 12/01/23		1,103	1,222,951
Series Y, 7.50%, 04/01/24		3,673	4,150,490
5.13%, 12/15/26(b)		8,411	8,805,392
4.00%, 02/15/27(b)		4,351	4,544,358
Series P, 7.60%, 09/15/39		3,087	3,541,345
Series U, 7.65%, 03/15/42		2,894	3,299,160
Cincinnati Bell, Inc., 7.00%, 07/15/24(b)		815	843,264
Deutsche Telekom International Finance BV, 8.75%, 06/15/30(e)		362	579,623
Frontier Communications Corp., 8.00%, 04/01/27(b)(e)		13,030	13,486,050
Iliad SA, 2.38%, 06/17/26	EUR	200	237,287
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(b)(e)	USD	2,572	2,626,655
Koninklijke KPN NV, (USD Swap Semi 10 Year + 5.21%), 7.00%, 03/28/73(a)(b)		200	218,802
Level 3 Financing, Inc.:
5.38%, 01/15/24		555	564,502
5.38%, 05/01/25		550	567,875
5.25%, 03/15/26		1,314	1,372,433
4.63%, 09/15/27(b)		2,587	2,719,584
4.25%, 07/01/28(b)		5,044	5,258,370
Metropolitan Light Co. Ltd., 5.50%, 11/21/22(b)		395	401,542
Network i2i Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.27%), 5.65%(a)(m)		1,260	1,241,887
Oi SA, 10.00%, (10.00% Cash or 4.00% PIK), 07/27/25(k)		1,280	1,224,000
Qualitytech LP, 4.75%, 11/15/25(b)		182	188,370
Qwest Corp., 6.75%, 12/01/21		500	533,595

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
Sable International Finance Ltd., 5.75%, 09/07/27(b)	USD	1,375	$1,439,749
SES GLOBAL Americas Holdings GP, 5.30%, 03/25/44(b)		300	317,310
Sprint Capital Corp.:
6.88%, 11/15/28		7,140	9,258,438
8.75%, 03/15/32		4,287	6,612,697
TDC A/S, 6.87%, 02/23/23(e)	GBP	200	282,856
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	1,141	1,392,431
6.00%, 09/30/34		5,559	6,737,341
7.20%, 07/18/36		142	186,517
7.72%, 06/04/38		226	313,794
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	610	1,031,090
Telecom Italia SpA:
4.00%, 04/11/24		478	602,474
5.30%, 05/30/24(b)	USD	2,295	2,564,617
2.75%, 04/15/25	EUR	1,006	1,223,152
3.00%, 09/30/25		300	367,103
Telefonica Emisiones SA, 4.67%, 03/06/38	USD	1,575	1,928,766
Telesat Canada(b):
4.88%, 06/01/27		3,667	3,722,005
6.50%, 10/15/27		495	508,761
Verizon Communications, Inc.:
5.15%, 09/15/23		626	714,841
4.33%, 09/21/28		548	676,534
3.88%, 02/08/29		3,455	4,165,378
4.02%, 12/03/29		474	578,587
4.50%, 08/10/33		650	846,748
4.27%, 01/15/36		5,275	6,774,739
3.85%, 11/01/42		500	634,757
4.86%, 08/21/46		1,400	2,004,850
4.52%, 09/15/48		290	402,499
Virgin Media Finance plc:
3.75%, 07/15/30	EUR	661	762,079
5.00%, 07/15/30(b)	USD	760	794,079
Virgin Media Secured Finance plc:
5.50%, 08/15/26(b)		500	531,145
5.00%, 04/15/27	GBP	400	545,566
5.25%, 05/15/29		100	137,699
5.50%, 05/15/29(b)	USD	6,233	6,793,970
4.50%, 08/15/30(b)		3,545	3,792,796
Zayo Group Holdings, Inc.(b):
4.00%, 03/01/27		15,195	15,228,581
6.13%, 03/01/28		7,826	8,080,345

			265,673,672

Electric Utilities — 0.8%
1MDB Energy Ltd., 5.99%, 05/11/22		5,700	5,976,450
AEP Transmission Co. LLC, 3.15%, 09/15/49		525	614,266
Alliant Energy Finance LLC, 3.75%, 06/15/23(b)		270	291,265
American Electric Power Co., Inc., Series I, 3.65%, 12/01/21		430	447,179
Baltimore Gas & Electric Co., 3.20%, 09/15/49		725	847,707
Baltimore Gas and Electric Co., 2.90%, 06/15/50		116	128,796
Drax Finco plc:
4.25%, 05/01/22	GBP	200	263,867
6.63%, 11/01/25(b)	USD	450	469,125
DTE Electric Co.:
Series C, 2.63%, 03/01/31		404	453,161
Series A, 4.05%, 05/15/48		675	903,990
Duke Energy Carolinas LLC:
3.35%, 05/15/22		1,700	1,793,755
6.05%, 04/15/38		925	1,446,585
3.70%, 12/01/47		750	951,885
3.20%, 08/15/49		982	1,180,148

76	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Electric Utilities (continued)
Duke Energy Corp.:
3.95%, 10/15/23	USD	470	$515,367
3.75%, 04/15/24		1,160	1,283,314
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.39%), 4.88%(a)(m)		30,400	31,388,000
Duke Energy Florida LLC:
2.50%, 12/01/29		2,225	2,466,230
1.75%, 06/15/30		255	266,373
3.85%, 11/15/42		300	377,038
Duke Energy Progress LLC, 3.45%, 03/15/29		2,868	3,405,328
Enel Americas SA, 4.00%, 10/25/26		4,668	5,039,631
Entergy Corp., 2.80%, 06/15/30		796	878,784
Eversource Energy:
2.50%, 03/15/21		1,000	1,011,175
2.80%, 05/01/23		690	725,863
Exelon Corp.:
3.95%, 06/15/25		1,025	1,180,488
4.70%, 04/15/50		250	345,559
FirstEnergy Corp.:
Series A, 2.85%, 07/15/22		464	474,996
Series B, 3.90%, 07/15/27		1,200	1,317,403
2.65%, 03/01/30		950	970,954
Series C, 4.85%, 07/15/47		425	525,434
Series C, 3.40%, 03/01/50		108	110,768
FirstEnergy Transmission LLC, 4.35%, 01/15/25(b)		1,235	1,366,666
Florida Power & Light Co.:
3.70%, 12/01/47		875	1,154,992
3.15%, 10/01/49		650	799,800
Greenko Investment Co., 4.88%, 08/16/23		2,238	2,228,209
Huachen Energy Co. Ltd., 6.63%, 05/18/20(f)(i)		901	288,883
Kallpa Generacion SA, 4.88%, 05/24/26		4,804	5,128,270
MidAmerican Energy Co.:
3.65%, 04/15/29		825	1,003,402
4.25%, 07/15/49		1,175	1,654,718
Mong Duong Finance Holdings BV, 5.13%, 05/07/29		4,093	4,121,139
Naturgy Finance BV, (EUR Swap Annual 8 Year + 3.35%), 4.13%(a)(m)	EUR	600	732,327
NextEra Energy Capital Holdings, Inc.:
2.75%, 05/01/25	USD	1,062	1,161,787
3.55%, 05/01/27		1,875	2,175,576
2.75%, 11/01/29		675	753,878
2.25%, 06/01/30		780	840,985
NextEra Energy Operating Partners LP(b):
4.25%, 07/15/24		969	1,031,985
4.25%, 09/15/24		733	780,645
4.50%, 09/15/27		2,471	2,687,212
Northern States Power Co.:
2.90%, 03/01/50		350	407,147
2.60%, 06/01/51		360	395,912
NRG Energy, Inc.:
7.25%, 05/15/26		425	458,367
6.63%, 01/15/27		4,831	5,145,015
5.75%, 01/15/28		14	15,388
5.25%, 06/15/29(b)		1,139	1,259,358
NV Energy, Inc., 6.25%, 11/15/20		790	801,767
Ohio Power Co., 4.00%, 06/01/49		1,225	1,605,306
Oncor Electric Delivery Co. LLC:
3.75%, 04/01/45		1,000	1,272,118
4.10%, 11/15/48		95	129,016
3.70%, 05/15/50(b)		1,155	1,515,202
Pattern Energy Operations LP, 4.50%, 08/15/28(b)		3,772	3,998,320
PG&E Corp., 5.25%, 07/01/30		3,096	3,219,840

Security	Par (000)		Value

Electric Utilities (continued)
PPL Electric Utilities Corp., 3.95%, 06/01/47	USD	475	$622,490
Progress Energy, Inc., 3.15%, 04/01/22		700	725,808
Public Service Co. of Colorado, Series 34, 3.20%, 03/01/50		600	730,656
Southern California Edison Co.:
Series A, 2.90%, 03/01/21		350	355,141
4.00%, 04/01/47		575	682,389
Series B, 4.88%, 03/01/49		270	357,067
Southern Co. (The), Series B, (LIBOR USD 3 Month + 3.63%), 5.50%, 03/15/57(a)		7,475	7,684,054
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33		499	533,925
Tampa Electric Co., 4.45%, 06/15/49		375	519,158
Virginia Electric & Power Co.:
4.45%, 02/15/44		1,010	1,367,636
4.60%, 12/01/48		2,050	2,967,659
3.30%, 12/01/49		500	614,899
Vistra Operations Co. LLC(b):
5.63%, 02/15/27		944	1,012,874
5.00%, 07/31/27		1,902	2,030,385
Wisconsin Electric Power Co., 2.95%, 09/15/21		1,000	1,022,053
Xcel Energy, Inc., 2.40%, 03/15/21		1,000	1,010,592

			138,420,900

Electrical Equipment — 0.0%
Eaton Corp., 2.75%, 11/02/22		1,000	1,052,218
Orano SA, 3.38%, 04/23/26	EUR	300	363,767
Sensata Technologies BV(b):
4.88%, 10/15/23	USD	175	183,969
5.00%, 10/01/25		4,909	5,301,720

			6,901,674

Electronic Equipment, Instruments & Components — 0.1%
Belden, Inc.:
4.13%, 10/15/26	EUR	1,260	1,491,267
3.88%, 03/15/28		500	582,508
CDW LLC:
5.50%, 12/01/24	USD	4,463	5,008,780
4.13%, 05/01/25		1,947	2,058,369
Ingram Micro, Inc., 5.45%, 12/15/24(e)		375	386,316
Jabil, Inc., 3.60%, 01/15/30		576	613,742
Sensata Technologies, Inc., 4.38%, 02/15/30(b)		1,020	1,090,064

			11,231,046

Energy Equipment & Services — 0.1%
Anton Oilfield Services Group, 7.50%, 12/02/22		1,725	1,090,523
Archrock Partners LP(b):
6.88%, 04/01/27		1,144	1,170,838
6.25%, 04/01/28		1,150	1,161,500
Baker Hughes a GE Co. LLC, 2.77%, 12/15/22		410	428,977
ChampionX Corp., 6.38%, 05/01/26		1,683	1,577,812
Halliburton Co.:
3.50%, 08/01/23		27	28,741
3.80%, 11/15/25		475	514,665
2.92%, 03/01/30		350	351,814
5.00%, 11/15/45		475	507,460
Hilong Holding Ltd., 8.25%, 09/26/22(f)(i)		1,415	574,844
Nabors Industries Ltd.(b):
7.25%, 01/15/26		436	274,680
7.50%, 01/15/28		257	163,272
Tervita Corp., 7.63%, 12/01/21(b)		3,224	2,546,960
Transocean Guardian Ltd., 5.88%, 01/15/24(b)		179	157,872
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(b)		358	340,519
Transocean Pontus Ltd., 6.13%, 08/01/25(b)		156	143,910
Transocean Proteus Ltd., 6.25%, 12/01/24(b)		293	273,488
Transocean, Inc.:
8.37%, 12/15/21(e)		242	164,560
8.00%, 02/01/27(b)		2,423	1,181,939

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Energy Equipment & Services (continued)
USA Compression Partners LP:
6.88%, 04/01/26	USD	3,234	$3,314,850
6.88%, 09/01/27		3,175	3,245,771
Vallourec SA, 6.63%, 10/15/22	EUR	700	428,774

			19,643,769

Entertainment — 0.3%
Banijay Entertainment SASU:
3.50%, 03/01/25		666	764,902
5.38%, 03/01/25(b)	USD	200	201,040
Cinemark USA, Inc., 4.88%, 06/01/23		500	425,000
Lions Gate Capital Holdings LLC(b):
6.38%, 02/01/24		982	991,241
5.88%, 11/01/24		1,080	1,077,300
Live Nation Entertainment, Inc.(b):
4.88%, 11/01/24		340	321,300
6.50%, 05/15/27		7,575	8,143,125
Netflix, Inc.:
5.50%, 02/15/22		700	739,375
5.88%, 02/15/25		1,179	1,355,850
3.63%, 06/15/25(b)		380	402,800
3.63%, 05/15/27	EUR	300	382,981
4.88%, 04/15/28	USD	673	782,309
5.88%, 11/15/28		6,681	8,251,035
3.88%, 11/15/29	EUR	1,180	1,542,072
5.38%, 11/15/29(b)	USD	4,172	5,053,335
3.63%, 06/15/30	EUR	1,963	2,519,569
4.88%, 06/15/30(b)	USD	8,102	9,524,711
Pinewood Finance Co. Ltd., 3.25%, 09/30/25	GBP	1,126	1,477,106
Walt Disney Co. (The):
1.65%, 09/01/22	USD	600	614,088
3.50%, 05/13/40		700	804,393
WMG Acquisition Corp., 3.88%, 07/15/30(b)		2,057	2,200,990

			47,574,522

Equity Real Estate Investment Trusts (REITs) — 0.9%
Alexandria Real Estate Equities, Inc.:
3.95%, 01/15/28		3,145	3,665,993
4.90%, 12/15/30		635	811,987
1.88%, 02/01/33		300	301,155
American Tower Corp.:
3.50%, 01/31/23		680	728,299
3.13%, 01/15/27		1,175	1,300,804
3.95%, 03/15/29		925	1,092,155
3.80%, 08/15/29		125	146,457
2.90%, 01/15/30		160	177,182
2.10%, 06/15/30		1,195	1,242,879
AvalonBay Communities, Inc.:
3.45%, 06/01/25		1,125	1,266,412
2.30%, 03/01/30		1,725	1,843,724
Boston Properties LP, 2.90%, 03/15/30		825	883,924
Brookfield Property REIT, Inc., 5.75%, 05/15/26(b)		3,144	2,641,180
CoreCivic, Inc., 4.75%, 10/15/27		1,333	1,126,385
Crown Castle International Corp.:
5.25%, 01/15/23		1,325	1,473,162
3.20%, 09/01/24		400	436,040
1.35%, 07/15/25		2,295	2,343,207
3.80%, 02/15/28		1,075	1,252,227
4.30%, 02/15/29		925	1,110,895
3.30%, 07/01/30		200	227,194
Diversified Healthcare Trust, 9.75%, 06/15/25		1,003	1,107,061
Duke Realty LP, 3.05%, 03/01/50		1,275	1,450,866
Equinix, Inc.:
2.63%, 11/18/24		760	812,090
1.25%, 07/15/25		480	484,080
2.90%, 11/18/26		625	682,381

Security	Par (000)		Value

Equity Real Estate Investment Trusts (REITs) (continued)
3.20%, 11/18/29	USD	1,350	$1,514,687
3.00%, 07/15/50		125	135,455
ERP Operating LP, 3.00%, 07/01/29		656	740,992
ESH Hospitality, Inc., 5.25%, 05/01/25(b)		945	965,336
GEO Group, Inc. (The), 5.13%, 04/01/23		2,700	2,301,750
GLP Capital LP:
5.25%, 06/01/25		3,730	4,017,583
5.38%, 04/15/26		217	242,756
5.30%, 01/15/29		405	450,955
4.00%, 01/15/31		1,780	1,847,195
HAT Holdings I LLC, 5.25%, 07/15/24(b)		930	968,944
Healthpeak Properties, Inc.:
3.00%, 01/15/30		458	493,784
2.88%, 01/15/31		75	79,577
Iron Mountain UK plc, 3.88%, 11/15/25	GBP	880	1,143,092
Iron Mountain, Inc.:
3.00%, 01/15/25	EUR	1,870	2,197,312
4.88%, 09/15/27(b)	USD	2,884	2,995,755
5.25%, 03/15/28(b)		1,050	1,102,500
4.88%, 09/15/29(b)		52	54,171
5.25%, 07/15/30(b)		4,893	5,131,534
5.63%, 07/15/32(b)		5,203	5,586,721
iStar, Inc., 4.25%, 08/01/25		700	672,875
Kimco Realty Corp., 3.20%, 05/01/21		563	569,836
LMIRT Capital Pte. Ltd., 7.25%, 06/19/24		1,145	1,045,886
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		3,803	4,126,255
4.63%, 06/15/25(b)		2,945	3,095,902
4.50%, 09/01/26		1,754	1,824,160
5.75%, 02/01/27		2,046	2,214,795
4.50%, 01/15/28		4,794	4,877,895
Mid-America Apartments LP, 3.60%, 06/01/27		2,225	2,511,432
MPT Operating Partnership LP:
6.38%, 03/01/24		255	262,969
5.25%, 08/01/26		1,055	1,107,750
5.00%, 10/15/27		6,974	7,479,615
4.63%, 08/01/29		3,030	3,201,377
Prologis LP, 2.25%, 04/15/30		900	974,506
Realty Income Corp.:
3.88%, 04/15/25		450	509,354
3.00%, 01/15/27		550	602,059
RHP Hotel Properties LP, 4.75%, 10/15/27		3,963	3,696,686
SBA Communications Corp.:
4.00%, 10/01/22		550	557,425
4.88%, 09/01/24		12,143	12,476,932
3.88%, 02/15/27(b)		6,185	6,401,475
Service Properties Trust:
4.50%, 06/15/23		255	242,250
4.35%, 10/01/24		238	213,058
7.50%, 09/15/25		2,221	2,355,178
Simon Property Group LP, 3.25%, 09/13/49		240	239,787
Trust Fibra Uno, 4.87%, 01/15/30(b)		7,503	7,503,000
UDR, Inc.:
3.20%, 01/15/30		300	338,083
2.10%, 08/01/32		85	86,803
Uniti Group LP, 8.25%, 10/15/23		919	891,430
VICI Properties LP(b):
3.50%, 02/15/25		2,954	2,990,925
4.25%, 12/01/26		4,770	4,913,100
3.75%, 02/15/27		3,497	3,523,227
4.63%, 12/01/29		2,792	2,925,458
4.13%, 08/15/30		8,697	8,801,364

			153,810,685

78	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food & Staples Retailing — 0.2%
Albertsons Cos., Inc.:
6.63%, 06/15/24	USD	895	$931,337
5.75%, 03/15/25		2,841	2,940,435
7.50%, 03/15/26(b)		70	78,750
4.63%, 01/15/27(b)		2,426	2,565,495
5.88%, 02/15/28(b)		3,403	3,726,285
4.88%, 02/15/30(b)		2,096	2,269,968
Casino Guichard Perrachon SA(e):
3.58%, 02/07/25	EUR	500	463,229
4.05%, 08/05/26		300	275,198
Distribuidora Internacional de Alimentacion SA, 1.00%, 04/28/21		400	381,594
Ingles Markets, Inc., 5.75%, 06/15/23	USD	282	286,230
Kroger Co. (The), 4.45%, 02/01/47		450	588,917
Picard Groupe SAS, (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/23(a)	EUR	1,200	1,369,268
Quatrim SASU, 5.88%, 01/15/24		300	352,501
Sysco Corp.:
5.95%, 04/01/30	USD	2,672	3,389,878
6.60%, 04/01/40		2,585	3,603,176
6.60%, 04/01/50		2,501	3,623,337
Walmart, Inc.:
3.70%, 06/26/28		1,125	1,354,061
4.05%, 06/29/48		1,400	1,952,628

			30,152,287

Food Products — 0.6%
Chobani LLC, 7.50%, 04/15/25(b)		3,068	3,198,390
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		1,389	1,482,758
General Mills, Inc.:
3.70%, 10/17/23		370	405,931
4.70%, 04/17/48		46	66,489
Grupo Bimbo SAB de CV, 4.50%, 01/25/22		4,605	4,830,933
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24		630	645,750
Hershey Co. (The), 0.90%, 06/01/25		1,005	1,018,160
JBS Investments II GmbH, 7.00%, 01/15/26(b)		350	376,250
JBS USA LUX SA(b):
5.88%, 07/15/24		911	931,498
5.75%, 06/15/25		500	516,250
6.75%, 02/15/28		1,906	2,129,955
6.50%, 04/15/29		7,282	8,246,865
5.50%, 01/15/30		2,905	3,202,762
Knight Castle Investments Ltd., 7.99%, 01/23/21		231	184,872
Kraft Heinz Foods Co.:
3.88%, 05/15/27(b)		360	387,727
3.75%, 04/01/30(b)		1,600	1,733,999
4.25%, 03/01/31(b)		8,021	8,853,841
5.00%, 07/15/35		837	980,626
6.88%, 01/26/39		2,541	3,407,145
4.63%, 10/01/39(b)		1,024	1,074,635
6.50%, 02/09/40		1,215	1,534,866
5.00%, 06/04/42		3,010	3,379,462
5.20%, 07/15/45		2,486	2,835,991
4.38%, 06/01/46		5,471	5,752,583
4.88%, 10/01/49(b)		5,639	6,230,361
5.50%, 06/01/50(b)		7,902	9,269,918
Lamb Weston Holdings, Inc.(b):
4.63%, 11/01/24		400	419,000
4.88%, 11/01/26		800	840,000
4.88%, 05/15/28		2,111	2,372,236
Mondelez International, Inc.:
2.13%, 04/13/23		120	124,965
1.50%, 05/04/25		410	425,488
Pilgrim’s Pride Corp.(b):
5.75%, 03/15/25		3,645	3,736,125

Security	Par (000)		Value

Food Products (continued)
5.88%, 09/30/27	USD	900	$951,750
Post Holdings, Inc.(b):
5.00%, 08/15/26		3,346	3,506,474
5.75%, 03/01/27		1,500	1,597,500
5.63%, 01/15/28		1,342	1,466,538
4.63%, 04/15/30		1,775	1,868,187
Premier Foods Finance plc, 6.25%, 10/15/23	GBP	400	540,753
Sigma Holdco BV, 7.88%, 05/15/26(b)	USD	200	201,500
Simmons Foods, Inc.(b):
7.75%, 01/15/24		2,959	3,110,649
5.75%, 11/01/24		385	386,925
TreeHouse Foods, Inc., 6.00%, 02/15/24(b)		530	547,225

			94,773,332

Gas Utilities — 0.0%
AmeriGas Partners LP:
5.63%, 05/20/24		550	591,250
5.88%, 08/20/26		250	275,862
5.75%, 05/20/27		750	821,250
China Oil & Gas Group Ltd., 5.50%, 01/25/23		630	638,663
Ferrellgas LP, 10.00%, 04/15/25(b)		1,404	1,542,645
Suburban Propane Partners LP, 5.88%, 03/01/27		800	814,000
Superior Plus LP, 7.00%, 07/15/26(b)		300	317,250

			5,000,920

Health Care Equipment & Supplies — 0.2%
Abbott Laboratories:
4.75%, 11/30/36		850	1,196,691
4.90%, 11/30/46		245	372,411
Avantor Funding, Inc., 4.63%, 07/15/28(b)		6,362	6,721,453
Becton Dickinson and Co.:
3.25%, 11/12/20		265	266,731
2.89%, 06/06/22		1,400	1,453,354
3.73%, 12/15/24		1,925	2,142,206
3.70%, 06/06/27		2,175	2,489,116
4.69%, 12/15/44		450	595,403
3.79%, 05/20/50		1	1,218
DENTSPLY SIRONA, Inc., 3.25%, 06/01/30		2,400	2,625,864
DH Europe Finance II SARL, 2.05%, 11/15/22		715	738,742
Hill-Rom Holdings, Inc., 4.38%, 09/15/27(b)		370	389,732
Hologic, Inc., 4.63%, 02/01/28(b)		1,469	1,568,407
Medtronic, Inc., 4.38%, 03/15/35		625	848,451
Ortho-Clinical Diagnostics, Inc.(b):
7.38%, 06/01/25		5,192	5,529,480
7.25%, 02/01/28		6,856	7,173,090
Teleflex, Inc.:
4.63%, 11/15/27		350	378,445
4.25%, 06/01/28(b)		2,654	2,843,097

			37,333,891

Health Care Providers & Services — 1.1%
Acadia Healthcare Co., Inc.:
5.63%, 02/15/23		758	769,924
5.50%, 07/01/28(b)		1,251	1,318,241
AdaptHealth LLC, 6.13%, 08/01/28(b)		1,264	1,317,278
Aetna, Inc., 4.75%, 03/15/44		850	1,067,215
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		2,829	3,005,812
Anthem, Inc.:
3.30%, 01/15/23		1,900	2,025,596
2.38%, 01/15/25		505	540,153
4.65%, 01/15/43		650	864,403
3.70%, 09/15/49		1,050	1,270,348
3.13%, 05/15/50		410	454,037
Centene Corp.:
4.75%, 05/15/22		775	788,346
4.75%, 01/15/25		770	797,966
5.25%, 04/01/25(b)		2,280	2,377,402

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Providers & Services (continued)
5.38%, 06/01/26(b)	USD	4,601	$4,920,355
5.38%, 08/15/26(b)		3,292	3,522,440
4.25%, 12/15/27		3,919	4,163,937
4.63%, 12/15/29		6,218	6,934,687
3.38%, 02/15/30		3,696	3,913,140
Cigna Corp.:
3.90%, 02/15/22		1,500	1,578,420
4.13%, 11/15/25		1,200	1,390,479
4.90%, 12/15/48		1,020	1,437,164
3.40%, 03/15/50		155	178,260
Community Health Systems, Inc.:
6.25%, 03/31/23		2,230	2,246,725
8.63%, 01/15/24(b)		3,338	3,438,140
6.63%, 02/15/25(b)		4,877	4,927,233
8.00%, 03/15/26(b)		9,223	9,446,842
CVS Health Corp.:
3.50%, 07/20/22		2,370	2,497,886
2.63%, 08/15/24		700	752,722
4.10%, 03/25/25		3,305	3,756,755
4.30%, 03/25/28		3,600	4,276,799
4.78%, 03/25/38		1,261	1,620,096
5.13%, 07/20/45		700	952,210
5.05%, 03/25/48		950	1,308,616
DaVita, Inc., 4.63%, 06/01/30(b)		1,100	1,171,500
Encompass Health Corp.:
5.75%, 11/01/24		428	432,280
4.50%, 02/01/28		220	229,900
4.75%, 02/01/30		285	301,137
HCA, Inc.:
5.88%, 05/01/23		300	329,250
5.38%, 02/01/25		3,820	4,307,050
5.88%, 02/15/26		1,000	1,170,300
5.38%, 09/01/26		4,910	5,609,675
5.63%, 09/01/28		2,414	2,878,695
5.88%, 02/01/29		6,509	7,924,708
4.13%, 06/15/29		225	263,352
3.50%, 09/01/30		8,985	9,443,361
5.50%, 06/15/47		1,475	1,984,722
5.25%, 06/15/49		138	182,740
Laboratory Corp. of America Holdings, 4.63%, 11/15/20		310	309,938
LifePoint Health, Inc.(b):
6.75%, 04/15/25		1,540	1,659,350
4.38%, 02/15/27		1,962	2,004,987
MEDNAX, Inc.(b):
5.25%, 12/01/23		1,407	1,424,587
6.25%, 01/15/27		1,507	1,593,653
Molina Healthcare, Inc.:
5.38%, 11/15/22(e)		1,545	1,622,250
4.88%, 06/15/25(b)		1,573	1,608,393
4.38%, 06/15/28(b)		2,244	2,384,317
Phoenix PIB Dutch Finance BV, 2.38%, 08/05/25	EUR	400	474,153
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/01/22(b)(k)	USD	2,852	2,901,739
Select Medical Corp., 6.25%, 08/15/26(b)		1,830	1,971,825
Surgery Center Holdings, Inc.(b):
6.75%, 07/01/25		4,077	3,944,498
10.00%, 04/15/27		1,671	1,771,761
Synlab Bondco plc, (EURIBOR 3 Month + 4.75%), 4.75%, 07/01/25(a)	EUR	1,440	1,708,580
Synlab Unsecured Bondco plc, 8.25%, 07/01/23		682	821,679
Team Health Holdings, Inc., 6.38%, 02/01/25(b)	USD	432	250,560
Tenet Healthcare Corp.:
8.13%, 04/01/22		4,425	4,767,938
4.63%, 07/15/24		1,132	1,151,810

Security	Par (000)		Value

Health Care Providers & Services (continued)
4.63%, 09/01/24(b)	USD	4,062	$4,153,395
7.50%, 04/01/25(b)		1,589	1,757,831
5.13%, 05/01/25		990	1,018,433
4.88%, 01/01/26(b)		3,316	3,468,403
6.25%, 02/01/27(b)		3,296	3,501,044
5.13%, 11/01/27(b)		5,125	5,438,906
4.63%, 06/15/28(b)		876	921,289
UnitedHealth Group, Inc.:
2.38%, 08/15/24		800	858,679
3.50%, 08/15/39		775	950,330
2.75%, 05/15/40		345	386,862
4.75%, 07/15/45		700	1,004,259
4.25%, 06/15/48		1,150	1,571,055
4.45%, 12/15/48		825	1,158,109
Vizient, Inc., 6.25%, 05/15/27(b)		2,319	2,469,735

			177,118,645

Health Care Technology — 0.1%
IQVIA, Inc.(b):
5.00%, 10/15/26		1,657	1,748,102
5.00%, 05/15/27		6,684	7,133,081

			8,881,183

Hotels, Restaurants & Leisure — 1.2%
1011778 BC ULC(b):
4.25%, 05/15/24		1,535	1,565,700
5.75%, 04/15/25		2,567	2,746,408
5.00%, 10/15/25		8,673	8,868,142
3.88%, 01/15/28		3,660	3,805,265
4.38%, 01/15/28		1,674	1,741,178
Boyd Gaming Corp.:
8.63%, 06/01/25(b)		991	1,092,459
6.38%, 04/01/26		1,477	1,510,232
Boyne USA, Inc., 7.25%, 05/01/25(b)		657	702,169
Burger King France SAS, 6.00%, 05/01/24	EUR	500	594,827
Carnival Corp.:
1.88%, 11/07/22		200	180,226
11.50%, 04/01/23(b)	USD	2,990	3,251,625
10.13%, 02/01/26	EUR	704	832,967
10.50%, 02/01/26(b)	USD	771	797,985
Cedar Fair LP:
5.50%, 05/01/25(b)		4,124	4,211,635
5.38%, 04/15/27		380	366,700
Churchill Downs, Inc.(b):
5.50%, 04/01/27		7,371	7,711,909
4.75%, 01/15/28		3,221	3,285,420
Cirsa Finance International SARL:
7.88%, 12/20/23(b)		1,417	1,310,725
4.75%, 05/22/25	EUR	1,133	1,172,867
Codere Finance 2 Luxembourg SA(f)(i):
6.75%, 11/01/21		700	500,905
7.63%, 11/01/21(b)	USD	500	307,960
Codere Finance 2 Luxembourg SA (Acquired 07/24/20, cost $293,982), 12.75%, 09/30/23(n)	EUR	289	340,444
Colt Merger Sub, Inc.(b):
5.75%, 07/01/25	USD	3,019	3,139,760
6.25%, 07/01/25		11,062	11,539,049
8.13%, 07/01/27		5,400	5,501,250
CPUK Finance Ltd.:
4.25%, 08/28/22	GBP	300	382,171
4.88%, 08/28/25		119	144,871
Diamond Resorts International, Inc., 7.75%, 09/01/23(b)	USD	300	291,000
Fortune Star BVI Ltd.:
6.88%, 01/31/21		945	952,087
5.95%, 01/29/23		630	633,741

80	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
6.75%, 07/02/23	USD	10,490	$10,752,250
Gamma Bidco SpA, 6.25%, 07/15/25	EUR	1,039	1,219,300
Golden Nugget, Inc., 6.75%, 10/15/24(b)	USD	5,941	4,114,142
Greene King Finance plc, Series B2, (LIBOR GBP 3 Month + 2.08%), 2.27%, 03/15/36(a)	GBP	100	98,230
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24	USD	2,262	2,284,620
5.38%, 05/01/25(b)		1,228	1,283,874
5.13%, 05/01/26		3,220	3,332,700
5.75%, 05/01/28(b)		1,614	1,722,945
4.88%, 01/15/30		4,683	4,905,442
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		1,373	1,395,312
4.88%, 04/01/27		1,175	1,220,531
International Game Technology plc:
3.50%, 07/15/24	EUR	800	918,692
6.50%, 02/15/25(b)	USD	1,000	1,077,500
5.25%, 01/15/29(b)		560	572,202
IRB Holding Corp., 7.00%, 06/15/25(b)		490	534,012
Jacobs Entertainment, Inc., 7.88%, 02/01/24(b)		40	36,300
KFC Holding Co.(b):
5.00%, 06/01/24		1,000	1,024,300
4.75%, 06/01/27		525	561,173
Las Vegas Sands Corp.:
2.90%, 06/25/25		120	118,312
3.50%, 08/18/26		351	352,120
3.90%, 08/08/29		322	322,315
Marriott Ownership Resorts, Inc.:
6.13%, 09/15/25(b)		620	661,416
6.50%, 09/15/26		248	254,200
4.75%, 01/15/28(b)		325	302,250
McDonald’s Corp.:
3.35%, 04/01/23		840	901,490
1.45%, 09/01/25		340	353,196
4.88%, 12/09/45		900	1,237,449
4.45%, 09/01/48		425	561,154
Melco Resorts Finance Ltd.:
5.25%, 04/26/26		4,518	4,580,122
5.63%, 07/17/27		630	641,025
5.38%, 12/04/29		431	429,384
Merlin Entertainments Ltd., 5.75%, 06/15/26(b)		200	190,000
MGM China Holdings Ltd.:
5.25%, 06/18/25		440	448,800
5.88%, 05/15/26		2,264	2,377,200
MGM Resorts International:
7.75%, 03/15/22		4,032	4,289,040
6.00%, 03/15/23		5,725	5,982,625
5.75%, 06/15/25		261	269,483
4.63%, 09/01/26		261	252,632
NCL Corp. Ltd., 10.25%, 02/01/26(b)		701	692,238
NH Hotel Group SA, 3.75%, 10/01/23	EUR	463	485,734
Powdr Corp., 6.00%, 08/01/25(b)	USD	1,090	1,114,525
Royal Caribbean Cruises Ltd.(b):
10.88%, 06/01/23		935	985,593
9.13%, 06/15/23		1,114	1,139,065
11.50%, 06/01/25		2,150	2,369,242
Sabre GLBL, Inc.(b):
5.38%, 04/15/23		430	421,938
5.25%, 11/15/23		545	534,781
Scientific Games International, Inc.:
8.63%, 07/01/25(b)		1,982	1,991,830
5.00%, 10/15/25(b)		2,379	2,358,184
3.38%, 02/15/26	EUR	200	218,345
8.25%, 03/15/26(b)	USD	2,944	2,948,681
7.00%, 05/15/28(b)		1,055	970,600
7.25%, 11/15/29(b)		475	434,625

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
SeaWorld Parks & Entertainment, Inc., 9.50%, 08/01/25(b)	USD	979	$992,461
Sisal Group SpA, 7.00%, 07/31/23	EUR	935	1,115,902
Six Flags Entertainment Corp., 4.88%, 07/31/24(b)	USD	695	660,042
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)		5,168	5,546,866
Starbucks Corp., 3.10%, 03/01/23		845	899,417
Stars Group Holdings BV, 7.00%, 07/15/26(b)		500	539,750
Stonegate Pub Co. Financing plc:
8.00%, 07/13/25	GBP	611	746,364
8.25%, 07/31/25		1,300	1,633,632
Studio City Co. Ltd.:
7.25%, 11/30/21(b)	USD	550	558,938
7.25%, 11/30/21		1,700	1,727,625
Studio City Finance Ltd., 7.25%, 02/11/24		3,360	3,536,400
Vail Resorts, Inc., 6.25%, 05/15/25(b)		954	1,027,935
VOC Escrow Ltd., 5.00%, 02/15/28(b)		600	489,000
William Hill plc, 4.75%, 05/01/26	GBP	200	259,359
Wyndham Destinations, Inc.:
6.63%, 07/31/26(b)	USD	1,041	1,079,600
5.75%, 04/01/27(e)		500	495,000
4.63%, 03/01/30(b)		134	123,280
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		225	229,500
Wynn Las Vegas LLC(b):
4.25%, 05/30/23		300	280,881
5.50%, 03/01/25		800	752,000
5.25%, 05/15/27		3,068	2,732,207
Wynn Macau Ltd.:
4.88%, 10/01/24		630	624,881
5.50%, 01/15/26		2,270	2,263,985
5.50%, 10/01/27		2,279	2,263,332
Wynn Resorts Finance LLC(b):
7.75%, 04/15/25		1,605	1,685,892
5.13%, 10/01/29		2,922	2,797,815
Yum! Brands, Inc.:
7.75%, 04/01/25(b)		4,512	5,064,720
4.75%, 01/15/30(b)		5,135	5,571,475
5.35%, 11/01/43		48	49,920

			193,472,975

Household Durables — 0.4%
Beazer Homes USA, Inc.:
5.88%, 10/15/27		1,200	1,204,788
7.25%, 10/15/29		660	709,658
Brookfield Residential Properties, Inc.(b):
6.25%, 09/15/27		3,825	3,825,000
4.88%, 02/15/30		2,684	2,435,730
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)		1,429	1,529,030
Century Communities, Inc., 5.88%, 07/15/25		500	514,540
DR Horton, Inc., 2.55%, 12/01/20		600	604,098
K. Hovnanian Enterprises, Inc., 7.75%, 02/15/26(b)		2,464	2,414,720
KB Home:
6.88%, 06/15/27		1,225	1,384,250
4.80%, 11/15/29		1,085	1,128,400
Lennar Corp.:
8.38%, 01/15/21		1,156	1,190,680
6.25%, 12/15/21		2,060	2,139,763
4.13%, 01/15/22		425	435,094
4.75%, 11/15/22(e)		450	474,750
4.88%, 12/15/23		2,383	2,568,183
4.75%, 05/30/25		532	585,200
5.25%, 06/01/26		2,707	3,031,840
4.75%, 11/29/27		1,755	2,005,087
M/I Homes, Inc., 4.95%, 02/01/28		685	703,838

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Household Durables (continued)
Mattamy Group Corp.(b):
5.25%, 12/15/27	USD	520	$539,500
4.63%, 03/01/30		2,361	2,396,415
MDC Holdings, Inc., 6.00%, 01/15/43		750	862,500
Meritage Homes Corp., 5.13%, 06/06/27		1,995	2,134,650
Newell Brands, Inc., 4.88%, 06/01/25		879	955,913
Picasso Finance Sub, Inc., 6.13%, 06/15/25(b)		3,390	3,601,875
PulteGroup, Inc.:
5.50%, 03/01/26		1,485	1,715,606
5.00%, 01/15/27		2,005	2,298,933
7.88%, 06/15/32		135	179,550
6.38%, 05/15/33		3,229	4,034,474
Shea Homes LP, 4.75%, 02/15/28(b)		1,085	1,138,328
Taylor Morrison Communities, Inc.(b):
5.88%, 06/15/27		300	331,500
5.75%, 01/15/28		315	353,654
5.13%, 08/01/30		917	1,001,822
Tempur Sealy International, Inc., 5.50%, 06/15/26		500	523,750
Toll Brothers Finance Corp., 4.35%, 02/15/28		80	86,600
TopBuild Corp., 5.63%, 05/01/26(b)		400	414,000
TRI Pointe Group, Inc.:
5.88%, 06/15/24		1,665	1,794,387
5.25%, 06/01/27		2,600	2,730,000
5.70%, 06/15/28		548	602,800
Williams Scotsman International, Inc., 6.88%, 08/15/23(b)		4,064	4,196,933

			60,777,839

Household Products — 0.0%(b)
Energizer Holdings, Inc.:
6.38%, 07/15/26		1,339	1,426,035
7.75%, 01/15/27		1,016	1,127,963
4.75%, 06/15/28		1,892	2,029,359
Kimberly-Clark de Mexico SAB de CV, 2.43%, 07/01/31		1,630	1,658,525
Spectrum Brands, Inc.:
5.00%, 10/01/29		340	350,200
5.50%, 07/15/30		946	981,475

			7,573,557

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp.:
6.00%, 05/15/26		295	311,963
5.13%, 09/01/27		360	389,905
Calpine Corp.:
5.50%, 02/01/24		100	101,540
5.75%, 01/15/25		2,346	2,414,034
5.25%, 06/01/26(b)		7,225	7,514,000
4.50%, 02/15/28(b)		5,143	5,310,147
5.13%, 03/15/28(b)		10,985	11,426,267
4.63%, 02/01/29(b)		2,920	2,949,142
5.00%, 02/01/31(b)		3,145	3,223,248
Clearway Energy Operating LLC:
5.75%, 10/15/25		1,615	1,724,012
4.75%, 03/15/28(b)		4,113	4,395,769
Exelon Generation Co. LLC, 3.40%, 03/15/22		1,400	1,455,853
InterGen NV, 7.00%, 06/30/23(b)		500	486,250
Listrindo Capital BV, 4.95%, 09/14/26(b)		630	649,491
Talen Energy Supply LLC(b):
10.50%, 01/15/26		440	340,956
7.25%, 05/15/27		150	156,000
6.63%, 01/15/28		680	682,808

			43,531,385

Industrial Conglomerates — 0.1%
General Electric Co.:
4.38%, 09/16/20		500	502,339

Security	Par (000)		Value

Industrial Conglomerates (continued)
3.15%, 09/07/22	USD	500	$522,201
5.88%, 01/14/38		650	773,187
6.88%, 01/10/39		225	292,210
4.25%, 05/01/40		3,018	3,091,024
4.35%, 05/01/50		2,881	2,987,975
Honeywell International, Inc.:
2.30%, 08/15/24		190	203,662
2.70%, 08/15/29		725	828,330
1.95%, 06/01/30		300	321,782
Roper Technologies, Inc., 3.65%, 09/15/23		350	382,562

			9,905,272

Insurance — 0.4%
Achmea BV, (EURIBOR Swap Rate 5 Year + 4.78%), 4.62%(a)(m)	EUR	300	340,168
Acrisure LLC, 8.13%, 02/15/24(b)	USD	945	1,004,062
Alliant Holdings Intermediate LLC, 6.75%, 10/15/27(b)		8,185	8,696,563
AmWINS Group, Inc., 7.75%, 07/01/26(b)		190	209,238
Aon Corp., 3.75%, 05/02/29		550	645,102
Aon plc, 4.60%, 06/14/44		775	1,036,751
Ardonagh Midco 2 plc, 11.50%, 01/15/27(b)		500	487,500
Asahi Mutual Life Insurance Co., (USD Swap Semi 5 Year + 4.59%), 6.50%(a)(m)		4,260	4,584,978
Assicurazioni Generali SpA(a):
(EURIBOR 3 Month + 4.50%), 4.60%(m)	EUR	500	632,412
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/47		3,570	4,921,238
(EURIBOR 3 Month + 5.35%), 5.00%, 06/08/48		200	269,750
ELM BV for Swiss Re Ltd., 3.25%, 06/13/24(j)	USD	400	415,156
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 05/01/25(b)		640	699,309
FWD Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.08%), 5.50%(a)(m)		760	703,380
Galaxy Bidco Ltd., 6.50%, 07/31/26	GBP	567	753,633
Genworth Holdings, Inc., 7.63%, 09/24/21	USD	550	551,375
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)		2,239	2,362,145
Hartford Financial Services Group, Inc. (The), (LIBOR USD 3 Month + 2.13%), 2.52%, 02/12/47(a)(b)		13,425	10,740,000
Heungkuk Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%(a)(m)		1,721	1,690,883
HUB International Ltd., 7.00%, 05/01/26(b)		7,254	7,711,002
KDB Life Insurance Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.66%), 7.50%(a)(m)		3,000	2,853,750
Legal & General Group plc, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.38%), 5.62%(a)(m)	GBP	2,875	3,785,353
Marsh & McLennan Cos., Inc.:
2.75%, 01/30/22	USD	3,800	3,923,285
3.88%, 03/15/24		1,200	1,334,422
4.38%, 03/15/29		1,390	1,724,682
Nationwide Financial Services, Inc., 6.75%, 05/15/37		900	1,035,333
NFP Corp., 6.88%, 08/15/28(b)		3,718	3,722,648
Prudential Financial, Inc., 4.35%, 02/25/50		825	1,073,549
QBE Insurance Group Ltd., (USD Swap Rate 10 Year + 4.40%), 5.87%, 06/17/46(a)		677	723,584
Societa Cattolica di Assicurazioni SC, (EURIBOR 3 Month + 4.46%), 4.25%, 12/14/47(a)	EUR	400	468,824
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47(b)	USD	1,075	1,366,050

82	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Insurance (continued)
Travelers Cos., Inc. (The), 2.55%, 04/27/50	USD	160	$171,441
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		708	649,811
Willis North America, Inc., 2.95%, 09/15/29		120	131,637

			71,419,014

Interactive Media & Services — 0.1%
Baidu, Inc., 2.88%, 07/06/22		750	772,031
Rackspace Hosting, Inc., 8.63%, 11/15/24(b)		2,722	2,844,490
Tencent Holdings Ltd., 2.39%, 06/03/30(b)		4,967	5,188,230
TripAdvisor, Inc., 7.00%, 07/15/25(b)		125	130,819
Twitter, Inc., 3.88%, 12/15/27(b)		964	1,031,316

			9,966,886

Internet & Direct Marketing Retail — 0.4%
Alibaba Group Holding Ltd., 2.80%, 06/06/23		775	815,935
Amazon.com, Inc.:
3.15%, 08/22/27		1,525	1,763,165
3.88%, 08/22/37		1,075	1,396,095
2.50%, 06/03/50		815	888,760
2.70%, 06/03/60		480	531,187
Booking Holdings, Inc.:
4.10%, 04/13/25		522	594,071
4.50%, 04/13/27		5,124	6,050,432
4.63%, 04/13/30		18,532	22,573,838
eBay, Inc., 2.75%, 01/30/23		870	916,563
Expedia Group, Inc.(b):
3.60%, 12/15/23		715	723,393
6.25%, 05/01/25		11,124	12,157,560
4.63%, 08/01/27		1,355	1,393,435
Go Daddy Operating Co. LLC, 5.25%, 12/01/27(b)		1,328	1,415,980
GrubHub Holdings, Inc., 5.50%, 07/01/27(b)		1,200	1,252,500
Match Group Holdings II LLC(b):
4.63%, 06/01/28		2,897	3,059,116
5.63%, 02/15/29		1,965	2,132,025
4.13%, 08/01/30		2,845	2,930,350
QVC, Inc.:
4.38%, 03/15/23		200	208,480
4.85%, 04/01/24		200	210,430
4.45%, 02/15/25		1,000	1,029,120
4.75%, 02/15/27		1,000	1,025,000
Very Group Funding plc (The), 7.75%, 11/15/22	GBP	300	360,651

			63,428,086

IT Services — 0.4%
21Vianet Group, Inc., 7.88%, 10/15/21	USD	4,555	4,623,325
Banff Merger Sub, Inc.:
8.38%, 09/01/26	EUR	720	861,474
9.75%, 09/01/26(b)	USD	9,056	9,584,689
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(b)		2,037	2,082,832
Cogent Communications Group, Inc., 5.38%, 03/01/22(b)		675	703,688
Fidelity National Information Services, Inc., 3.00%, 08/15/26		900	1,008,801
Fiserv, Inc.:
4.75%, 06/15/21		1,000	1,037,325
3.80%, 10/01/23		700	769,117
2.75%, 07/01/24		860	929,054
3.50%, 07/01/29		410	474,492
2.65%, 06/01/30		2,100	2,290,141
4.40%, 07/01/49		225	302,094
Gartner, Inc.(b):
5.13%, 04/01/25		565	584,091
4.50%, 07/01/28		2,656	2,788,800
Global Payments, Inc.:
3.80%, 04/01/21		165	168,159
3.75%, 06/01/23		475	511,506
3.20%, 08/15/29		1,850	2,062,648

Security	Par (000)		Value

IT Services (continued)
4.15%, 08/15/49	USD	475	$592,586
HT Global IT Solutions Holdings Ltd., 7.00%, 07/14/21		485	488,789
International Business Machines Corp.:
3.00%, 05/15/24		1,250	1,362,701
3.50%, 05/15/29		1,175	1,381,775
4.00%, 06/20/42		525	663,175
4.25%, 05/15/49		2,325	3,067,083
2.95%, 05/15/50		130	142,956
Mastercard, Inc., 3.85%, 03/26/50		300	399,748
PayPal Holdings, Inc.:
2.20%, 09/26/22		1,785	1,852,494
1.65%, 06/01/25		455	474,859
3.25%, 06/01/50		805	969,270
Presidio Holdings, Inc., 4.88%, 02/01/27(b)		2,077	2,118,540
Science Applications International Corp., 4.88%, 04/01/28(b)		2,440	2,555,900
Tempo Acquisition LLC(b):
5.75%, 06/01/25		1,215	1,278,788
6.75%, 06/01/25		5,632	5,815,040
United Group BV:
4.88%, 07/01/24	EUR	866	1,041,221
(EURIBOR 3 Month + 3.25%), 3.25%, 02/15/26(a)		487	552,404
3.63%, 02/15/28		830	936,762
VeriSign, Inc.:
4.63%, 05/01/23	USD	500	506,590
5.25%, 04/01/25		350	399,000
4.75%, 07/15/27		2,690	2,920,748
Visa, Inc., 3.65%, 09/15/47		350	462,476
WEX, Inc., 4.75%, 02/01/23(b)		1,901	1,905,753
Worldline SA, 0.00%, 07/30/25(j)(o)	EUR	851	1,253,008

			63,923,902

Leisure Products — 0.0%
Mattel, Inc.:
6.75%, 12/31/25(b)	USD	2,777	2,974,361
5.88%, 12/15/27(b)		3,488	3,785,143
6.20%, 10/01/40		134	123,950
5.45%, 11/01/41		613	548,635

			7,432,089

Life Sciences Tools & Services — 0.1%
Avantor, Inc., 6.00%, 10/01/24(b)		9,760	10,272,400
Charles River Laboratories International, Inc.(b):
5.50%, 04/01/26		2,826	2,984,962
4.25%, 05/01/28		2,053	2,171,048
Thermo Fisher Scientific, Inc., 2.60%, 10/01/29		700	772,473

			16,200,883

Machinery — 0.3%
Amsted Industries, Inc., 5.63%, 07/01/27(b)		360	379,800
Colfax Corp.(b):
6.00%, 02/15/24		450	473,625
6.38%, 02/15/26		2,457	2,653,560
Deere & Co., 3.75%, 04/15/50		325	423,332
EnPro Industries, Inc., 5.75%, 10/15/26		559	578,565
Grinding Media, Inc., 7.38%, 12/15/23(b)		3,167	3,218,464
Husky III Holding Ltd., 13.00%, (13.00% Cash or 13.75% PIK), 02/15/25(b)(k)		1,968	1,977,840
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		1,329	1,396,354
Navistar International Corp.(b):
9.50%, 05/01/25		975	1,112,719
6.63%, 11/01/25		3,340	3,423,500
Novafives SAS, 5.00%, 06/15/25	EUR	787	673,268
Otis Worldwide Corp.(b):
2.06%, 04/05/25	USD	230	243,621
2.57%, 02/15/30		625	677,742

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Machinery (continued)
3.36%, 02/15/50	USD	110	$127,651
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	288	322,406
RBS Global, Inc., 4.88%, 12/15/25(b)	USD	4,376	4,496,427
Rebecca Bidco GmbH, 5.75%, 07/15/25	EUR	903	1,073,209
SPX FLOW, Inc., 5.63%, 08/15/24(b)	USD	1,551	1,595,514
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		818	875,260
Terex Corp., 5.63%, 02/01/25(b)		2,326	2,358,285
Titan Acquisition Ltd., 7.75%, 04/15/26(b)		3,493	3,449,337
Vertical Holdco GmbH, 7.63%, 07/15/28(b)		665	706,562
Vertical Midco GmbH:
4.38%, 07/15/27	EUR	748	885,389
(EURIBOR 3 Month + 4.75%), 4.75%, 07/15/27(a)		1,034	1,215,552
Vertical US Newco, Inc., 5.25%, 07/15/27(b)	USD	5,765	6,110,900
Xylem, Inc., 4.88%, 10/01/21		735	771,559

			41,220,441

Marine — 0.0%
CMA CGM SA, 6.50%, 07/15/22	EUR	500	557,371

Media — 1.5%
Altice Financing SA:
2.25%, 01/15/25		1,003	1,129,558
7.50%, 05/15/26(b)	USD	11,343	12,196,561
3.00%, 01/15/28	EUR	676	748,421
5.00%, 01/15/28(b)	USD	3,532	3,625,774
Altice Finco SA, 4.75%, 01/15/28	EUR	800	874,978
AMC Networks, Inc.:
4.75%, 12/15/22	USD	333	335,914
5.00%, 04/01/24		670	680,887
4.75%, 08/01/25		1,561	1,600,025
Block Communications, Inc., 4.88%, 03/01/28(b)		1,221	1,233,210
Cable Onda SA, 4.50%, 01/30/30(b)		2,000	2,097,438
Charter Communications Operating LLC:
4.46%, 07/23/22		2,670	2,844,821
4.50%, 02/01/24		655	727,140
4.91%, 07/23/25		2,950	3,425,270
6.38%, 10/23/35		2,300	3,169,741
6.48%, 10/23/45		1,850	2,582,505
5.13%, 07/01/49		875	1,073,448
Clear Channel International BV, 6.63%, 08/01/25(b)		2,352	2,404,920
Clear Channel Worldwide Holdings, Inc.:
9.25%, 02/15/24		3,536	3,182,400
5.13%, 08/15/27(b)		9,498	9,308,040
Comcast Corp.:
3.70%, 04/15/24		1,450	1,614,115
3.15%, 03/01/26		2,725	3,075,481
4.15%, 10/15/28		3,000	3,687,347
2.65%, 02/01/30		1,725	1,909,916
4.60%, 10/15/38		2,050	2,773,071
4.70%, 10/15/48		1,700	2,436,501
4.00%, 11/01/49		875	1,135,893
2.80%, 01/15/51		555	600,807
4.95%, 10/15/58		550	844,679
CSC Holdings LLC:
5.88%, 09/15/22		450	484,740
5.25%, 06/01/24		4,991	5,490,100
6.63%, 10/15/25(b)		2,037	2,128,665
10.88%, 10/15/25(b)		3,124	3,349,240
5.50%, 05/15/26(b)		1,425	1,494,469
5.50%, 04/15/27(b)		970	1,040,325
5.38%, 02/01/28(b)		4,003	4,333,247
6.50%, 02/01/29(b)		7,172	8,211,940
5.75%, 01/15/30(b)		2,907	3,222,555
4.13%, 12/01/30(b)		4,132	4,364,508
4.63%, 12/01/30(b)		2,399	2,518,950

Security	Par (000)		Value

Media (continued)
Diamond Sports Group LLC(b):
5.38%, 08/15/26	USD	4,061	$3,127,254
6.63%, 08/15/27		730	399,675
Discovery Communications LLC:
4.90%, 03/11/26		600	703,417
5.00%, 09/20/37		675	827,621
5.20%, 09/20/47		150	191,427
DISH DBS Corp.:
6.75%, 06/01/21		1,476	1,527,660
5.88%, 07/15/22		16,283	17,137,857
5.00%, 03/15/23		230	239,789
5.88%, 11/15/24		2,300	2,398,210
7.75%, 07/01/26		8,156	9,196,706
7.38%, 07/01/28(b)		395	418,092
Dolya Holdco 18 DAC, 5.00%, 07/15/28(b)		4,434	4,627,588
Entercom Media Corp., 6.50%, 05/01/27(b)		508	453,390
EW Scripps Co. (The), 5.13%, 05/15/25(b)		700	687,750
Fox Corp.:
3.67%, 01/25/22		65	68,097
3.05%, 04/07/25		575	631,421
5.58%, 01/25/49		325	474,885
GCI LLC, 6.88%, 04/15/25		300	310,875
Gray Television, Inc.(b):
5.13%, 10/15/24		325	333,869
7.00%, 05/15/27		505	551,713
Grupo Televisa SAB, 5.25%, 05/24/49		700	849,100
Interpublic Group of Cos., Inc. (The):
3.75%, 10/01/21		455	471,824
5.40%, 10/01/48		200	244,534
Lamar Media Corp.:
5.00%, 05/01/23		335	338,350
4.88%, 01/15/29(b)		458	479,755
4.00%, 02/15/30(b)		958	967,580
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)		3,313	3,579,696
Liberty Interactive LLC, 8.25%, 02/01/30		400	421,840
MDC Partners, Inc., 6.50%, 05/01/24(b)		1,010	956,975
Meredith Corp., 6.88%, 02/01/26		761	661,081
Midcontinent Communications, 5.38%, 08/15/27(b)		554	575,118
National CineMedia LLC, 5.88%, 04/15/28(b)		850	677,875
Nexstar Broadcasting, Inc.(b):
5.63%, 08/01/24		670	688,425
5.63%, 07/15/27		700	749,210
Outfront Media Capital LLC:
5.63%, 02/15/24		300	303,000
5.00%, 08/15/27(b)		3,636	3,560,080
Quebecor Media, Inc., 5.75%, 01/15/23		3,380	3,685,214
Radiate Holdco LLC, 6.63%, 02/15/25(b)		2,097	2,149,656
SES SA:
(EUR Swap Annual 5 Year + 4.66%), 4.62%(a)(m)	EUR	100	119,856
(EUR Swap Annual 5 Year + 5.40%), 5.62%(a)(m)		1,015	1,278,280
5.30%, 04/04/43(b)	USD	300	306,013
Sinclair Television Group, Inc., 5.63%, 08/01/24(b)		325	328,656
Sirius XM Radio, Inc.(b):
5.00%, 08/01/27		2,581	2,750,881
5.50%, 07/01/29		8,769	9,766,474
4.13%, 07/01/30		3,700	3,904,610
Summer BC Holdco A SARL, 9.25%, 10/31/27	EUR	901	941,398
Summer BC Holdco B SARL, 5.75%, 10/31/26		2,600	2,945,707
Summer BidCo BV(k):
9.00%, (9.00% Cash or 9.75% PIK), 11/15/25		547	633,371

84	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
9.00%, (9.00% Cash or 9.75% PIK), 11/15/25(l)	EUR	754	$871,972
TEGNA, Inc.(b):
5.50%, 09/15/24	USD	175	179,076
4.63%, 03/15/28		750	740,250
5.00%, 09/15/29		250	252,030
Tele Columbus AG, 3.88%, 05/02/25	EUR	1,100	1,225,930
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(b)	USD	3,600	3,780,000
Time Warner Cable LLC:
4.13%, 02/15/21		1,000	1,009,711
4.00%, 09/01/21		850	872,097
Univision Communications, Inc.(b):
5.13%, 02/15/25		4,563	4,426,110
6.63%, 06/01/27		3,425	3,434,590
UPC Holding BV, 5.50%, 01/15/28(b)		400	406,000
UPCB Finance VII Ltd., 3.63%, 06/15/29	EUR	590	687,629
ViacomCBS, Inc.:
3.88%, 04/01/24	USD	905	989,996
(LIBOR USD 3 Month + 3.90%), 5.87%, 02/28/57(a)		7,320	7,640,744
(LIBOR USD 3 Month + 3.90%), 6.25%, 02/28/57(a)		7,351	8,159,610
Videotron Ltd.:
5.00%, 07/15/22		450	471,375
5.38%, 06/15/24(b)		400	434,000
5.13%, 04/15/27(b)		569	601,718
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28	GBP	567	751,815
VZ Vendor Financing BV, 2.50%, 01/31/24	EUR	1,281	1,486,320
Ziggo Bond Co. BV(b):
6.00%, 01/15/27	USD	783	829,980
5.13%, 02/28/30		1,841	1,961,217
Ziggo BV:
4.25%, 01/15/27	EUR	783	956,922
5.50%, 01/15/27(b)	USD	4,942	5,213,810
4.88%, 01/15/30(b)		1,610	1,711,108

			245,693,465

Metals & Mining — 0.8%
ABJA Investment Co. Pte. Ltd.:
5.95%, 07/31/24		1,260	1,284,019
5.45%, 01/24/28		630	602,185
Alcoa Nederland Holding BV(b):
6.75%, 09/30/24		500	521,305
7.00%, 09/30/26		450	481,500
Allegheny Technologies, Inc.:
7.88%, 08/15/23(e)		1,575	1,658,270
5.88%, 12/01/27		25	23,688
Anglo American Capital plc(b):
4.13%, 04/15/21		204	207,654
5.63%, 04/01/30		9,764	12,238,297
ArcelorMittal SA:
3.60%, 07/16/24		600	627,509
1.75%, 11/19/25	EUR	600	679,193
4.55%, 03/11/26	USD	1,950	2,117,180
Arconic Corp.(b):
6.00%, 05/15/25		4,235	4,565,838
6.13%, 02/15/28		2,312	2,459,390
Barrick North America Finance LLC, 5.75%, 05/01/43		250	374,099
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43		286	420,677
Big River Steel LLC, 7.25%, 09/01/25(b)		2,404	2,426,550
China Hongqiao Group Ltd., 7.13%, 07/22/22		1,955	1,834,034
Commercial Metals Co.:
5.75%, 04/15/26		746	777,705
5.38%, 07/15/27		104	108,427

Security	Par (000)		Value

Metals & Mining (continued)
Constellium SE(b):
5.75%, 05/15/24	USD	695	$708,440
6.63%, 03/01/25		3,374	3,483,655
5.88%, 02/15/26		8,692	8,952,760
5.63%, 06/15/28		1,468	1,539,932
FMG Resources August 2006 Pty. Ltd.(b):
4.75%, 05/15/22		555	580,991
5.13%, 03/15/23		360	379,800
5.13%, 05/15/24		545	581,788
4.50%, 09/15/27		595	647,419
Freeport-McMoRan, Inc.:
4.38%, 08/01/28		3,038	3,221,191
4.63%, 08/01/30		2,706	2,898,965
5.45%, 03/15/43		12,057	13,413,413
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(b)		4,309	4,690,077
Hudbay Minerals, Inc., 7.63%, 01/15/25(b)		310	313,875
Industrias Penoles SAB de CV, 4.75%, 08/06/50(b)		1,835	1,899,225
Joseph T Ryerson & Son, Inc.(b):
11.00%, 05/15/22		396	408,395
8.50%, 08/01/28		1,128	1,228,674
JSW Steel Ltd., 5.95%, 04/18/24		630	630,591
Kaiser Aluminum Corp.(b):
6.50%, 05/01/25		1,512	1,602,720
4.63%, 03/01/28		244	242,902
Mineral Resources Ltd., 8.13%, 05/01/27(b)		615	678,812
New Gold, Inc., 7.50%, 07/15/27(b)		1,892	2,057,550
Newmont Corp.:
3.70%, 03/15/23		220	232,149
2.80%, 10/01/29		235	258,352
5.45%, 06/09/44		300	423,426
Nexa Resources SA, 5.38%, 05/04/27(b)		5,239	5,415,849
Novelis Corp.(b):
5.88%, 09/30/26		4,012	4,280,443
4.75%, 01/30/30		6,765	7,057,721
Nucor Corp.:
2.00%, 06/01/25		285	300,243
5.20%, 08/01/43		75	101,864
Press Metal Labuan Ltd., 4.80%, 10/30/22		2,400	2,241,750
Southern Copper Corp., 5.88%, 04/23/45		300	420,444
Steel Dynamics, Inc., 2.40%, 06/15/25		95	99,749
SunCoke Energy Partners LP, 7.50%, 06/15/25(b)		350	322,000
thyssenkrupp AG:
1.88%, 03/06/23	EUR	637	725,106
2.88%, 02/22/24		3,476	3,971,718
2.50%, 02/25/25		100	111,313
Vale Overseas Ltd.:
6.25%, 08/10/26	USD	367	440,170
3.75%, 07/08/30		3,891	4,176,872
Vedanta Resources Finance II plc:
8.00%, 04/23/23		1,574	1,113,113
9.25%, 04/23/26		1,574	1,101,308
Vedanta Resources Ltd.:
8.25%, 06/07/21		697	598,375
7.13%, 05/31/23		10,150	6,841,734

			123,802,394

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc.:
5.00%, 12/15/21		1,943	1,963,635
4.75%, 03/15/25		350	336,875

			2,300,510

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Multiline Retail — 0.0%
B&M European Value Retail SA, 3.63%, 07/15/25	GBP	439	$580,398
Future Retail Ltd., 5.60%, 01/22/25	USD	1,000	635,000
Golden Eagle Retail Group Ltd., 4.63%, 05/21/23(b)		630	617,006
Macy’s, Inc., 8.38%, 06/15/25(b)		3,144	3,283,656
Marks & Spencer plc, 4.50%, 07/10/27(e)	GBP	1,200	1,549,996
Nordstrom, Inc., 8.75%, 05/15/25(b)	USD	738	808,260

			7,474,316

Multi-Utilities — 0.2%
Berkshire Hathaway Energy Co., 3.75%, 11/15/23		825	908,412
CenterPoint Energy, Inc., 3.60%, 11/01/21		465	482,978
Consumers Energy Co., 3.25%, 08/15/46		875	1,047,878
Dominion Energy, Inc.:
2.72%, 08/15/21(e)		365	372,702
Series B, 2.75%, 09/15/22		1,210	1,255,871
DTE Energy Co.:
Series B, 2.60%, 06/15/22		180	186,314
2.25%, 11/01/22		200	207,073
NiSource, Inc.:
3.60%, 05/01/30		400	470,250
3.95%, 03/30/48		800	995,249
Sempra Energy:
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.88%(a)(m)		16,650	17,237,745
3.40%, 02/01/28		1,075	1,216,255
3.80%, 02/01/38		1,025	1,208,137
WEC Energy Group, Inc., 3.10%, 03/08/22		400	416,346

			26,005,210

Oil, Gas & Consumable Fuels — 3.5%
Adani Green Energy UP Ltd., 6.25%, 12/10/24		600	631,313
Aker BP ASA, 5.88%, 03/31/25(b)		350	367,989
Antero Midstream Partners LP:
5.38%, 09/15/24		450	408,213
5.75%, 01/15/28(b)		750	639,450
Antero Resources Corp.:
5.38%, 11/01/21		675	646,312
5.13%, 12/01/22		605	484,000
Apache Corp.:
3.25%, 04/15/22		86	86,469
4.38%, 10/15/28		1,650	1,647,938
5.10%, 09/01/40		1,325	1,285,250
5.25%, 02/01/42		330	314,737
4.75%, 04/15/43		4,090	3,895,725
4.25%, 01/15/44		1,752	1,568,425
5.35%, 07/01/49		736	710,225
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(b)		3,231	2,670,583
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24		630	637,875
Berry Petroleum Co. LLC, 7.00%, 02/15/26(b)		825	660,000
Blue Racer Midstream LLC, 6.13%, 11/15/22(b)		500	496,525
BP Capital Markets America, Inc.:
3.19%, 04/06/25		1,675	1,836,010
3.02%, 01/16/27		582	644,310
3.63%, 04/06/30		830	961,364
BP Capital Markets plc(a)(m):
(EUR Swap Annual 5 Year + 3.88%), 3.25%	EUR	550	661,657
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 4.17%), 4.25%	GBP	500	676,458
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%	USD	11,025	11,824,313

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Buckeye Partners LP:
4.13%, 03/01/25(b)	USD	1,092	$1,097,460
3.95%, 12/01/26		395	392,038
4.50%, 03/01/28(b)		646	642,770
5.85%, 11/15/43		972	894,239
5.60%, 10/15/44		777	695,415
Callon Petroleum Co.:
6.25%, 04/15/23		4,268	1,387,100
6.13%, 10/01/24		176	54,120
8.25%, 07/15/25		652	195,600
6.38%, 07/01/26		1,217	377,270
Calumet Specialty Products Partners LP:
7.75%, 04/15/23		500	456,250
11.00%, 04/15/25(b)		1,375	1,330,312
Cameron LNG LLC, 3.30%, 01/15/35(b)		1,025	1,161,172
Canadian Natural Resources Ltd., 2.95%, 01/15/23		75	78,078
Cenovus Energy, Inc.:
3.00%, 08/15/22		516	521,125
3.80%, 09/15/23		293	293,774
5.38%, 07/15/25		3,928	3,928,675
4.25%, 04/15/27		1,100	1,045,685
6.75%, 11/15/39		1,100	1,147,706
5.40%, 06/15/47		215	193,589
Centennial Resource Production LLC, 6.88%, 04/01/27(b)		844	381,910
Cheniere Corpus Christi Holdings LLC:
5.88%, 03/31/25		550	627,142
5.13%, 06/30/27		2,575	2,911,240
Cheniere Energy Partners LP:
5.25%, 10/01/25		110	112,750
5.63%, 10/01/26		4,020	4,246,125
4.50%, 10/01/29		2,341	2,476,310
Chevron Corp., 1.55%, 05/11/25		3,035	3,163,502
Cimarex Energy Co., 3.90%, 05/15/27		1,475	1,499,850
CITGO Petroleum Corp., 7.00%, 06/15/25(b)		1,719	1,771,945
CNX Resources Corp.:
5.88%, 04/15/22		2,783	2,755,170
7.25%, 03/14/27(b)		2,173	2,129,453
Comstock Resources, Inc.:
7.50%, 05/15/25(b)		3,937	3,700,780
9.75%, 08/15/26		1,888	1,887,511
Concho Resources, Inc.:
4.38%, 01/15/25		3,930	4,057,429
3.75%, 10/01/27		2,500	2,739,007
4.30%, 08/15/28		1,340	1,518,893
4.88%, 10/01/47		225	270,905
Continental Resources, Inc.:
5.00%, 09/15/22		2,840	2,840,000
4.50%, 04/15/23		1,860	1,860,000
4.38%, 01/15/28		690	643,632
4.90%, 06/01/44		1,857	1,599,341
Crestwood Midstream Partners LP:
6.25%, 04/01/23(e)		570	551,475
5.75%, 04/01/25		350	333,819
5.63%, 05/01/27(b)		3,149	2,944,315
CrownRock LP, 5.63%, 10/15/25(b)		7,531	7,380,380
CVR Energy, Inc.(b):
5.25%, 02/15/25		1,723	1,572,237
5.75%, 02/15/28		576	515,693
DCP Midstream Operating LP:
4.75%, 09/30/21(b)		600	611,340
3.88%, 03/15/23		300	300,780
5.38%, 07/15/25		1,157	1,218,344
5.63%, 07/15/27		1,700	1,763,750
6.45%, 11/03/36(b)		1,578	1,514,880

86	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
6.75%, 09/15/37(b)	USD	5,096	$4,943,120
(LIBOR USD 3 Month + 3.85%), 5.85%, 05/21/43(a)(b)		375	285,000
Devon Energy Corp., 5.60%, 07/15/41		400	405,448
Diamondback Energy, Inc.:
2.88%, 12/01/24		1,790	1,819,502
4.75%, 05/31/25		1,575	1,713,068
3.50%, 12/01/29		5,531	5,538,942
Enbridge, Inc.:
2.90%, 07/15/22		1,060	1,102,146
4.00%, 10/01/23		500	544,892
2.50%, 01/15/25		1,040	1,097,397
3.70%, 07/15/27		2,579	2,875,088
3.13%, 11/15/29		425	457,640
Series 16-A, (LIBOR USD 3 Month + 3.89%), 6.00%, 01/15/77(a)		13,675	13,504,062
(LIBOR USD 3 Month + 3.64%), 6.25%, 03/01/78(a)		18,300	18,117,000
Series 20-A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 5.75%, 07/15/80(a)		8,265	8,425,860
Endeavor Energy Resources LP(b):
6.63%, 07/15/25		898	943,465
5.50%, 01/30/26		3,439	3,456,195
5.75%, 01/30/28		4,939	5,068,649
Energy Transfer Operating LP:
3.60%, 02/01/23		940	967,828
5.88%, 01/15/24		2,250	2,481,777
4.90%, 02/01/24		245	262,450
2.90%, 05/15/25		445	450,751
5.25%, 04/15/29		2,550	2,769,915
3.75%, 05/15/30		340	336,254
4.90%, 03/15/35		315	319,226
5.15%, 03/15/45		1,850	1,792,799
6.00%, 06/15/48		871	914,692
6.25%, 04/15/49		2,060	2,212,595
5.00%, 05/15/50		4,314	4,280,651
Energy Transfer Partners LP, 5.00%, 10/01/22		300	316,678
EnLink Midstream LLC, 5.38%, 06/01/29		680	543,449
EnLink Midstream Partners LP:
4.40%, 04/01/24		1,979	1,699,803
4.15%, 06/01/25		1,083	867,700
4.85%, 07/15/26		39	30,230
5.60%, 04/01/44		1,050	582,750
5.05%, 04/01/45		156	84,240
ENN Clean Energy International Investment Ltd., 7.50%, 02/27/21		200	202,250
Enterprise Products Operating LLC:
2.80%, 01/31/30		500	537,243
4.85%, 03/15/44		625	750,737
4.80%, 02/01/49		1,675	2,075,674
4.20%, 01/31/50		950	1,104,115
Series E, (LIBOR USD 3 Month + 3.03%), 5.25%, 08/16/77(a)		12,587	11,800,312
EOG Resources, Inc.:
4.38%, 04/15/30		300	365,180
4.95%, 04/15/50		70	95,766
EQM Midstream Partners LP:
6.00%, 07/01/25(b)		1,974	2,093,743
4.13%, 12/01/26		178	173,105
6.50%, 07/01/27(b)		2,969	3,273,619
EQT Corp.:
6.13%, 02/01/25(e)		1,739	1,906,379
3.90%, 10/01/27		2,440	2,299,212
7.00%, 02/01/30(e)		1,949	2,256,552

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Extraction Oil & Gas, Inc.(b)(f)(i):
7.38%, 05/15/24	USD	2,776	$610,720
5.63%, 02/01/26		3,154	662,340
Exxon Mobil Corp.:
1.57%, 04/15/23		1,060	1,092,735
3.45%, 04/15/51		375	443,328
Genesis Energy LP:
6.00%, 05/15/23		300	282,000
6.50%, 10/01/25		2,663	2,466,604
7.75%, 02/01/28		840	810,104
Global Partners LP, 7.00%, 06/15/23		700	689,640
GNL Quintero SA, 4.63%, 07/31/29		7,171	7,708,825
Greenko Dutch BV, 5.25%, 07/24/24		630	642,994
Greenko Mauritius Ltd., 6.25%, 02/21/23		930	948,600
Greenko Solar Mauritius Ltd.:
5.55%, 01/29/25		630	636,300
5.95%, 07/29/26		4,630	4,695,109
Hess Corp.:
4.30%, 04/01/27		1,775	1,865,458
5.60%, 02/15/41		1,000	1,139,091
5.80%, 04/01/47		200	233,677
Hess Midstream Operations LP, 5.63%, 02/15/26(b)		1,418	1,470,877
Hilcorp Energy I LP(b):
5.00%, 12/01/24		100	94,998
5.75%, 10/01/25		550	521,469
6.25%, 11/01/28		220	202,125
HPCL-Mittal Energy Ltd.:
5.45%, 10/22/26		1,260	1,243,462
5.25%, 04/28/27		700	680,969
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)		4,377	4,218,071
Ithaca Energy North Sea plc, 9.38%, 07/15/24(b)		1,225	1,065,750
Jagged Peak Energy LLC, 5.88%, 05/01/26		120	122,400
Kinder Morgan Energy Partners LP:
5.00%, 10/01/21		3,000	3,113,281
4.25%, 09/01/24		500	558,039
6.95%, 01/15/38		286	398,172
6.38%, 03/01/41		425	553,914
5.00%, 03/01/43		1,575	1,886,660
5.40%, 09/01/44		850	1,045,246
Kinder Morgan, Inc.:
3.15%, 01/15/23		2,105	2,213,799
5.55%, 06/01/45		575	744,508
Laredo Petroleum, Inc., 9.50%, 01/15/25		500	361,400
Marathon Oil Corp.:
2.80%, 11/01/22		1,850	1,873,251
4.40%, 07/15/27		2,075	2,101,160
Marathon Petroleum Corp.:
4.50%, 05/01/23		2,150	2,329,782
4.75%, 09/15/44		499	569,974
Matador Resources Co., 5.88%, 09/15/26		4,615	3,507,400
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26		890	877,484
Medco Platinum Road Pte. Ltd., 6.75%, 01/30/25		1,408	1,371,920
MEG Energy Corp.(b):
7.00%, 03/31/24		4,415	4,205,287
6.50%, 01/15/25		4,359	4,282,718
7.13%, 02/01/27		1,286	1,144,540
Mongolian Mining Corp., 9.25%, 04/15/24		4,000	2,941,250
MPLX LP:
6.25%, 10/15/22		292	294,794
4.25%, 12/01/27		1,900	2,062,963
4.00%, 03/15/28		425	463,037
4.70%, 04/15/48		1,020	1,099,201
5.50%, 02/15/49		1,043	1,249,773

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.:
4.95%, 12/01/22(e)	USD	350	$342,125
6.88%, 08/15/24		400	398,000
5.75%, 08/15/25		1,222	1,150,171
5.88%, 12/01/27		680	625,600
6.37%, 12/01/42(e)		150	119,250
Navios Maritime Acquisition Corp., 8.13%, 11/15/21(b)		400	242,000
Neerg Energy Ltd., 6.00%, 02/13/22		2,070	2,076,469
Neptune Energy Bondco plc, 6.63%, 05/15/25(b)		1,568	1,372,000
NGL Energy Partners LP:
7.50%, 11/01/23		1,150	908,500
7.50%, 04/15/26		960	662,400
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		1,007	1,282,659
Noble Energy, Inc., 4.20%, 10/15/49		1,065	1,337,803
NuStar Logistics LP:
6.00%, 06/01/26		2,343	2,401,575
5.63%, 04/28/27		600	585,720
Occidental Petroleum Corp.:
2.60%, 08/13/21		4,714	4,655,075
2.70%, 08/15/22		2,517	2,431,523
2.90%, 08/15/24		4,955	4,663,646
3.20%, 08/15/26		275	250,330
3.00%, 02/15/27		114	100,605
8.50%, 07/15/27		380	423,168
3.50%, 08/15/29		2,158	1,917,966
8.88%, 07/15/30		490	551,250
6.45%, 09/15/36		2,325	2,339,066
4.30%, 08/15/39		2,678	2,169,180
6.20%, 03/15/40		3,793	3,679,210
4.50%, 07/15/44		2,020	1,656,400
4.63%, 06/15/45		3,896	3,225,109
6.60%, 03/15/46		450	439,231
4.40%, 04/15/46		4,544	3,701,997
4.10%, 02/15/47		320	251,200
4.20%, 03/15/48		2,207	1,793,849
4.40%, 08/15/49		2,317	1,886,988
Ovintiv, Inc., 3.90%, 11/15/21		1,890	1,898,878
Parkland Corp.(b):
6.00%, 04/01/26		330	349,866
5.88%, 07/15/27		2,224	2,357,440
Parsley Energy LLC(b):
5.38%, 01/15/25		1,750	1,801,975
5.25%, 08/15/25		99	100,485
5.63%, 10/15/27		1,358	1,422,505
4.13%, 02/15/28		2,291	2,256,635
PBF Holding Co. LLC:
9.25%, 05/15/25(b)		693	774,414
7.25%, 06/15/25		1,550	1,402,750
6.00%, 02/15/28(b)		455	364,773
PDC Energy, Inc.:
6.13%, 09/15/24		537	543,519
6.25%, 12/01/25		1,742	1,576,510
5.75%, 05/15/26		2,137	2,141,723
Petrobras Global Finance BV:
4.38%, 05/20/23		2,579	2,667,653
5.30%, 01/27/25		13,605	14,661,514
7.38%, 01/17/27		1,740	2,041,977
7.25%, 03/17/44		6,370	7,321,519
Plains All American Pipeline LP:
3.55%, 12/15/29		732	723,078
3.80%, 09/15/30		1,740	1,742,106
6.65%, 01/15/37		1,305	1,484,510
5.15%, 06/01/42		515	506,831
4.30%, 01/31/43		505	440,930
4.90%, 02/15/45		1,075	1,040,825

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Puma International Financing SA(b):
5.13%, 10/06/24	USD	350	$312,374
5.00%, 01/24/26		550	480,563
QEP Resources, Inc.:
6.88%, 03/01/21		172	167,700
5.38%, 10/01/22		1,586	1,268,800
5.25%, 05/01/23		2,656	1,852,560
5.63%, 03/01/26		2,110	1,229,075
Range Resources Corp.:
5.88%, 07/01/22		140	131,600
5.00%, 08/15/22		2,947	2,829,120
5.00%, 03/15/23		3,554	3,297,401
9.25%, 02/01/26(b)		1,000	965,000
Rattler Midstream LP, 5.63%, 07/15/25(b)		1,464	1,544,213
ReNew Power Ltd., 6.45%, 09/27/22		3,330	3,402,844
ReNew Power Pvt Ltd., 5.88%, 03/05/27		4,485	4,473,788
ReNew Power Synthetic:
6.67%, 03/12/24(b)		630	650,672
6.67%, 03/12/24		4,901	5,061,814
Repsol International Finance BV(a):
(EUR Swap Annual 5 Year + 4.00%), 3.75%(m)	EUR	550	648,747
(EUR Swap Annual 5 Year + 4.41%), 4.25%(m)		325	388,628
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 03/25/75		300	367,520
Sabine Pass Liquefaction LLC:
5.75%, 05/15/24	USD	646	735,988
5.63%, 03/01/25		1,525	1,769,808
4.50%, 05/15/30(b)		8,466	9,766,155
Santos Finance Ltd., 5.25%, 03/13/29		1,100	1,215,963
Seven Generations Energy Ltd., 5.38%, 09/30/25(b)		495	460,350
Sinopec Group Overseas Development 2018 Ltd.(b):
2.15%, 05/13/25		1,460	1,518,239
2.70%, 05/13/30		964	1,030,815
SM Energy Co.:
6.13%, 11/15/22		1,497	1,107,780
10.00%, 01/15/25(b)		4,212	4,159,350
Southwestern Energy Co.:
4.10%, 03/15/22		1,750	1,688,750
6.45%, 01/23/25(e)		1,937	1,789,129
7.50%, 04/01/26		1,919	1,800,502
7.75%, 10/01/27		350	329,105
Spectra Energy Partners LP, 4.50%, 03/15/45		350	408,448
Sunoco Logistics Partners Operations LP:
4.00%, 10/01/27		2,260	2,302,777
5.30%, 04/01/44		685	682,146
5.40%, 10/01/47		1,430	1,431,767
Sunoco LP:
4.88%, 01/15/23		1,832	1,861,770
5.50%, 02/15/26		2,874	2,945,850
6.00%, 04/15/27		1,260	1,329,300
5.88%, 03/15/28		436	455,620
Tallgrass Energy Partners LP(b):
5.50%, 09/15/24		1,493	1,431,891
5.50%, 01/15/28		295	262,515
Targa Resources Partners LP:
5.25%, 05/01/23		500	503,350
4.25%, 11/15/23		1,330	1,339,975
6.75%, 03/15/24		400	409,480
5.13%, 02/01/25		1,692	1,717,380
5.88%, 04/15/26		3,333	3,542,246
5.38%, 02/01/27		1,036	1,070,364
6.50%, 07/15/27		400	428,000

88	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
5.00%, 01/15/28	USD	4,494	$4,583,880
6.88%, 01/15/29		4,303	4,854,300
5.50%, 03/01/30(b)		1,328	1,401,040
TerraForm Power Operating LLC(b):
4.25%, 01/31/23		1,805	1,892,181
5.00%, 01/31/28		2,297	2,532,443
4.75%, 01/15/30		1,976	2,139,020
TransCanada PipeLines Ltd.:
3.75%, 10/16/23		110	119,726
4.88%, 05/15/48		250	336,694
Transcanada Trust, Series 16-A, (LIBOR USD 3 Month + 4.64%), 5.87%, 08/15/76(a)		31,704	34,116,886
Transcontinental Gas Pipe Line Co. LLC, 3.95%, 05/15/50(b)		445	502,963
UGI International LLC, 3.25%, 11/01/25	EUR	500	585,294
Valero Energy Corp.:
2.70%, 04/15/23	USD	2,825	2,943,611
2.85%, 04/15/25		625	664,588
Viper Energy Partners LP, 5.38%, 11/01/27(b)		1,143	1,200,493
Western Midstream Operating LP:
4.00%, 07/01/22		215	221,876
3.10%, 02/01/25(e)		681	676,029
3.95%, 06/01/25		884	879,580
4.65%, 07/01/26		691	706,547
4.75%, 08/15/28		455	458,303
4.05%, 02/01/30(e)		1,197	1,212,118
5.45%, 04/01/44		1,420	1,295,750
5.30%, 03/01/48		3,138	2,803,207
5.50%, 08/15/48		517	461,423
5.25%, 02/01/50(e)		3,156	3,116,550
Williams Cos., Inc. (The):
7.88%, 09/01/21		41	44,088
3.60%, 03/15/22		1,000	1,041,070
3.70%, 01/15/23		1,395	1,474,734
4.55%, 06/24/24		1,425	1,585,951
5.10%, 09/15/45		840	993,325
WPX Energy, Inc.:
8.25%, 08/01/23		2,610	2,923,200
5.25%, 09/15/24		1,299	1,339,139
5.75%, 06/01/26		1,038	1,052,273
5.25%, 10/15/27		432	426,060
5.88%, 06/15/28		1,742	1,784,470
4.50%, 01/15/30		2,450	2,280,705
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		1,535	1,540,372

			571,509,377

Paper & Forest Products — 0.0%
Boise Cascade Co., 4.88%, 07/01/30(b)		1,288	1,365,280
Georgia-Pacific LLC, 1.75%, 09/30/25(b)		532	558,025
Mercer International, Inc., 7.38%, 01/15/25		500	503,750
Norbord, Inc.(b):
6.25%, 04/15/23		173	182,515
5.75%, 07/15/27		430	457,950
Resolute Forest Products, Inc., 5.88%, 05/15/23		450	427,500
WEPA Hygieneprodukte GmbH, (EURIBOR 3 Month + 2.88%), 2.88%, 12/15/26(a)	EUR	397	455,749

			3,950,769

Personal Products — 0.0%
Avon International Capital plc, 6.50%, 08/15/22(b)	USD	1,260	1,253,700
Avon International Operations, Inc., 7.88%, 08/15/22(b)		1,495	1,487,525
Coty, Inc.:
4.00%, 04/15/23	EUR	800	774,384
4.75%, 04/15/26		600	565,487

Security	Par (000)		Value

Personal Products (continued)
6.50%, 04/15/26(b)	USD	500	$390,065
Edgewell Personal Care Co., 5.50%, 06/01/28(b)		1,190	1,288,175

			5,759,336

Pharmaceuticals — 0.5%
Bausch Health Americas, Inc.(b):
9.25%, 04/01/26		800	899,760
8.50%, 01/31/27		3,689	4,104,013
Bausch Health Cos., Inc.:
4.50%, 05/15/23	EUR	2,765	3,245,176
5.88%, 05/15/23(b)	USD	386	386,000
7.00%, 03/15/24(b)		1,130	1,180,827
6.13%, 04/15/25(b)		3,484	3,597,230
5.50%, 11/01/25(b)		1,125	1,167,424
9.00%, 12/15/25(b)		8,734	9,651,070
5.75%, 08/15/27(b)		2,758	2,993,478
7.00%, 01/15/28(b)		1,604	1,744,350
5.00%, 01/30/28(b)		757	760,770
6.25%, 02/15/29(b)		3,297	3,502,403
7.25%, 05/30/29(b)		4,897	5,386,700
5.25%, 01/30/30(b)		1,304	1,331,710
Bayer AG, (EUR Swap Annual 5 Year + 2.55%), 3.75%, 07/01/74(a)	EUR	200	244,704
Bayer US Finance II LLC, 4.25%, 12/15/25(b)	USD	1,275	1,462,146
Bristol-Myers Squibb Co.:
3.55%, 08/15/22		1,000	1,060,548
2.75%, 02/15/23		65	68,743
2.90%, 07/26/24		800	870,862
3.40%, 07/26/29		1,150	1,354,167
Catalent Pharma Solutions, Inc.:
5.00%, 07/15/27(b)		4,724	5,026,903
2.38%, 03/01/28	EUR	2,407	2,714,824
Cheplapharm Arzneimittel GmbH, 3.50%, 02/11/27		786	911,610
Diocle Spa, (EURIBOR 3 Month + 3.88%), 3.87%, 06/30/26(a)		296	343,270
Elanco Animal Health, Inc., 5.65%, 08/28/28(e)	USD	881	1,021,960
Endo Dac(b):
9.50%, 07/31/27		1,182	1,272,127
6.00%, 06/30/28		785	598,563
Endo DAC, 5.88%, 10/15/24(b)		400	398,000
Herbalife Nutrition Ltd., 7.88%, 09/01/25(b)		1,150	1,250,625
Johnson & Johnson, 3.55%, 03/01/36		550	685,925
Jubilant Pharma Ltd., 6.00%, 03/05/24		1,300	1,319,906
Merck & Co., Inc., 3.40%, 03/07/29		1,025	1,211,273
Nidda BondCo GmbH:
5.00%, 09/30/25	EUR	800	926,717
7.25%, 09/30/25		774	937,262
Nidda Healthcare Holding GmbH:
3.50%, 09/30/24		2,311	2,676,334
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)	USD	9,357	9,952,386
Pfizer, Inc.:
3.45%, 03/15/29		975	1,166,165
2.55%, 05/28/40		300	329,726
4.30%, 06/15/43		325	441,960
2.70%, 05/28/50		1,270	1,417,916
Rossini SARL:
(EURIBOR 3 Month + 3.88%), 3.88%, 10/30/25(a)	EUR	200	230,619
6.75%, 10/30/25		1,212	1,523,016
Shire Acquisitions Investments Ireland DAC:
2.88%, 09/23/23	USD	1,200	1,278,470
3.20%, 09/23/26		1,925	2,163,053
Takeda Pharmaceutical Co. Ltd.:
4.00%, 11/26/21		1,000	1,043,262
4.40%, 11/26/23		570	637,525
5.00%, 11/26/28		1,175	1,475,769

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Pharmaceuticals (continued)
3.18%, 07/09/50	USD	400	$437,998
Teva Pharmaceutical Finance Netherlands II BV:
3.25%, 04/15/22	EUR	200	235,885
6.00%, 01/31/25		200	251,492
4.50%, 03/01/25		200	236,842
1.88%, 03/31/27		300	305,678
1.63%, 10/15/28		300	294,745
Upjohn, Inc., 1.65%, 06/22/25(b)	USD	360	370,470

			90,100,357

Professional Services — 0.1%
ASGN, Inc., 4.63%, 05/15/28(b)		1,384	1,415,140
Dun & Bradstreet Corp. (The)(b):
6.88%, 08/15/26		4,126	4,507,655
10.25%, 02/15/27		2,172	2,466,154
Intertrust Group BV, 3.38%, 11/15/25	EUR	1,711	2,055,540
Jaguar Holding Co. II/PPD Development LP(b):
4.63%, 06/15/25	USD	3,307	3,455,815
5.00%, 06/15/28		3,090	3,289,923

			17,190,227

Real Estate Management & Development — 2.3%
ADLER Real Estate AG:
1.88%, 04/27/23	EUR	400	454,926
3.00%, 04/27/26		700	803,951
ADO Properties SA, 3.25%, 08/05/25		1,100	1,286,351
Agile Group Holdings Ltd.:
8.50%, 07/18/21	USD	1,758	1,811,619
6.70%, 03/07/22		4,550	4,680,812
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 9.22%), 6.87%(a)(m)		1,058	1,044,775
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 11.29%), 7.88%(a)(m)		1,145	1,150,725
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 11.08%), 7.75%(a)(m)		2,282	2,257,041
Alam Synergy Pte. Ltd., 11.50%, 04/22/21		608	387,889
APL Realty Holdings Pte. Ltd., 5.95%, 06/02/24		600	318,562
Celulosa Arauco y Constitucion SA, 3.88%, 11/02/27		875	922,531
Central China Real Estate Ltd.:
6.88%, 10/23/20		1,750	1,750,000
6.50%, 03/05/21		2,540	2,545,715
6.75%, 11/08/21		2,050	2,057,934
6.88%, 08/08/22		630	632,362
7.25%, 04/24/23		2,430	2,439,112
7.90%, 11/07/23		1,930	1,949,300
7.25%, 07/16/24		1,118	1,098,435
CFLD Cayman Investment Ltd.:
8.63%, 02/28/21		1,695	1,720,425
6.90%, 01/13/23		945	939,094
8.60%, 04/08/24		1,355	1,366,009
8.05%, 01/13/25		2,000	1,947,500
China Aoyuan Group Ltd.:
4.80%, 02/18/21		3,100	3,088,375
7.50%, 05/10/21		5,030	5,105,337
7.95%, 09/07/21		1,978	2,020,032
8.50%, 01/23/22		3,028	3,140,604
7.95%, 02/19/23		10,122	10,615,448
China Evergrande Group:
6.25%, 06/28/21		630	615,234
8.25%, 03/23/22		1,145	1,090,613
9.50%, 04/11/22		630	606,769
11.50%, 01/22/23		2,315	2,280,998

Security		Par (000)	Value

Real Estate Management & Development (continued)
4.25%, 02/14/23(j)	HKD	80,000	$9,974,577
10.00%, 04/11/23	USD	3,295	3,116,864
7.50%, 06/28/23		2,500	2,210,938
12.00%, 01/22/24		5,081	4,893,638
10.50%, 04/11/24		953	870,804
China SCE Group Holdings Ltd.:
8.75%, 01/15/21		630	638,663
7.45%, 04/17/21		3,000	3,032,670
5.88%, 03/10/22		474	472,260
7.25%, 04/19/23		5,345	5,433,527
7.38%, 04/09/24		1,590	1,607,887
CIFI Holdings Group Co. Ltd.:
7.63%, 03/02/21		630	641,812
6.88%, 04/23/21		1,757	1,785,446
5.50%, 01/23/22		2,100	2,123,205
7.63%, 02/28/23		3,400	3,590,188
6.55%, 03/28/24		1,145	1,190,442
6.45%, 11/07/24		1,145	1,181,139
6.00%, 07/16/25		2,270	2,280,641
Citycon OYJ, (EUR Swap Annual 5 Year + 4.71%), 4.50%(a)(m)	EUR	800	799,566
Consus Real Estate AG, 9.63%, 05/15/24		1,371	1,744,167
Country Garden Holdings Co. Ltd.:
7.25%, 04/04/21	USD	789	789,986
7.13%, 04/25/22		630	661,500
8.00%, 01/27/24		630	685,519
6.50%, 04/08/24		630	675,281
6.15%, 09/17/25		3,860	4,148,294
5.13%, 01/14/27		630	644,175
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24	EUR	500	542,258
Easy Tactic Ltd.:
8.75%, 01/10/21	USD	630	630,000
7.00%, 04/25/21		800	787,680
9.13%, 07/28/22		630	609,525
8.13%, 02/27/23		630	581,962
8.63%, 02/27/24		4,785	4,349,864
8.63%, 03/05/24		1,457	1,325,870
8.13%, 07/11/24		4,330	3,841,522
Excel Capital Global Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 9.34%), 7.00%(a)(m)		4,800	4,848,000
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		1,730	1,746,759
15.00%, 12/18/21		1,735	1,886,812
11.75%, 04/17/22		1,550	1,636,219
7.95%, 07/05/22		1,650	1,642,266
12.25%, 10/18/22		1,588	1,708,589
10.88%, 01/09/23		1,145	1,195,809
Five Point Operating Co. LP, 7.88%, 11/15/25(b)		4,450	4,299,901
Global Prime Capital Pte. Ltd.:
7.25%, 04/26/21		3,000	3,010,800
5.50%, 10/18/23		630	622,519
5.95%, 01/23/25		2,778	2,670,352
Greenland Global Investment Ltd.:
(LIBOR USD 3 Month + 4.85%), 5.13%, 09/26/21(a)		3,600	3,562,506
7.25%, 03/12/22		630	638,465
6.75%, 06/25/22		520	521,950
5.60%, 11/13/22		1,145	1,120,669
6.25%, 12/16/22		2,757	2,757,000
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		1,645	1,657,337
Heimstaden Bostad AB, (EUR Swap Annual 5 Year + 3.67%), 3.25%(a)(m)	EUR	450	520,377

90	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Real Estate Management & Development (continued)
Hopson Capital International Group Co. Ltd., 6.00%, 02/17/21	USD	3,100	$3,076,750
Hopson Development Holdings Ltd., 7.50%, 06/27/22		2,268	2,279,340
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		2,779	2,806,985
Hunt Cos., Inc., 6.25%, 02/15/26(b)		540	504,900
Jababeka International BV:
6.50%, 10/05/23(b)		867	712,295
6.50%, 10/05/23		1,655	1,359,686
JGC Ventures Pte. Ltd., 10.75%, 08/30/21		2,500	909,375
Jingrui Holdings Ltd., 9.45%, 04/23/21		1,200	1,164,000
Kaisa Group Holdings Ltd.:
6.75%, 02/18/21		2,140	2,137,325
11.25%, 04/09/22		1,145	1,201,892
8.50%, 06/30/22		2,382	2,392,421
11.95%, 10/22/22		3,145	3,341,563
11.50%, 01/30/23		1,718	1,782,962
10.88%, 07/23/23		6,218	6,342,360
11.95%, 11/12/23		1,145	1,194,378
9.38%, 06/30/24		5,944	5,461,050
Kennedy-Wilson, Inc., 5.88%, 04/01/24		585	587,194
KWG Group Holdings Ltd.:
7.88%, 08/09/21		1,144	1,172,242
7.88%, 09/01/23		3,468	3,619,725
7.40%, 03/05/24		1,718	1,787,257
Logan Group Co. Ltd.:
6.88%, 04/24/21		2,000	2,026,240
7.50%, 08/25/22		2,316	2,405,745
6.50%, 07/16/23		5,918	6,095,540
6.90%, 06/09/24		1,718	1,786,720
5.75%, 01/14/25		1,432	1,435,580
Modern Land China Co. Ltd., 12.85%, 10/25/21		530	533,975
Modernland Overseas Pte. Ltd., 6.95%, 04/13/24		1,296	471,420
New Metro Global Ltd.:
6.50%, 04/23/21		3,445	3,464,602
6.50%, 05/20/22		212	214,120
6.80%, 08/05/23		2,270	2,309,725
Peach Property Finance GmbH, 3.50%, 02/15/23	EUR	592	686,727
Powerlong Real Estate Holdings Ltd.:
6.95%, 04/17/21	USD	500	505,230
7.13%, 11/08/22		2,608	2,663,420
Realogy Group LLC, 7.63%, 06/15/25(b)		242	253,972
Redsun Properties Group Ltd.:
11.50%, 03/04/21		3,100	3,180,406
9.95%, 04/11/22		945	968,625
10.50%, 10/03/22		1,145	1,180,066
RKPF Overseas 2019 A Ltd.:
7.88%, 02/01/23		1,545	1,629,975
6.70%, 09/30/24		3,007	3,100,029
Ronshine China Holdings Ltd.:
11.25%, 08/22/21		1,325	1,397,875
10.50%, 03/01/22		1,150	1,228,703
8.75%, 10/25/22		5,685	5,933,719
8.95%, 01/22/23		6,059	6,403,606
8.10%, 06/09/23		1,145	1,193,662
Scenery Journey Ltd.:
11.00%, 11/06/20		7,290	7,337,841
11.50%, 10/24/22		5,244	5,078,486
13.00%, 11/06/22		1,434	1,427,726
12.00%, 10/24/23		3,192	3,051,353
13.75%, 11/06/23		464	462,260
Seazen Group Ltd.:
6.50%, 09/12/20		1,900	1,900,594
7.50%, 01/22/21		1,500	1,515,937

Security	Par (000)		Value

Real Estate Management & Development (continued)
6.15%, 04/15/23	USD	1,145	$1,145,358
Shimao Group Holdings Ltd.:
6.38%, 10/15/21		2,150	2,224,578
6.13%, 02/21/24		945	1,002,881
5.60%, 07/15/26		1,145	1,220,499
Shui On Development Holding Ltd.:
6.25%, 11/28/21		600	608,250
5.75%, 11/12/23		1,718	1,705,115
Sino-Ocean Land Treasure Finance II Ltd., 5.95%, 02/04/27		209	227,092
Sino-Ocean Land Treasure IV Ltd., 4.75%, 08/05/29		302	308,984
Summit Properties Ltd., 2.00%, 01/31/25	EUR	273	292,219
Sunac China Holdings Ltd.:
6.88%, 08/08/20	USD	1,285	1,285,803
7.88%, 02/15/22		1,745	1,792,988
7.25%, 06/14/22		4,755	4,844,156
7.95%, 10/11/23		1,433	1,480,468
7.50%, 02/01/24		1,432	1,459,297
6.65%, 08/03/24		3,400	3,361,750
Theta Capital Pte. Ltd.:
8.13%, 01/22/25		1,709	1,579,223
6.75%, 10/31/26		630	528,215
Times China Holdings Ltd.:
7.63%, 02/21/22		2,100	2,155,125
5.75%, 04/26/22		289	291,133
6.75%, 07/16/23		5,197	5,320,429
TLG Finance SARL, (EUR Swap Annual 5 Year + 3.98%), 3.38%(a)(m)	EUR	1,000	1,142,480
Unique Pub Finance Co. plc (The):
Series A4, 5.66%, 06/30/27	GBP	678	916,607
Series N, 6.46%, 03/30/32(e)		1,000	1,361,670
VLL International, Inc.:
7.38%, 06/18/22	USD	2,000	2,063,120
5.75%, 11/28/24		2,000	1,940,000
Wanda Group Overseas Ltd., 7.50%, 07/24/22		4,935	4,797,745
Yango Justice International Ltd.:
6.80%, 03/11/21		3,070	3,070,000
10.00%, 02/12/23		1,145	1,206,902
9.25%, 04/15/23		1,145	1,177,203
8.25%, 11/25/23		1,145	1,141,422
7.50%, 04/15/24		2,975	2,956,406
Yanlord Land HK Co. Ltd.:
6.75%, 04/23/23		7,745	7,912,002
6.80%, 02/27/24		4,480	4,531,800
Yuzhou Group Holdings Co. Ltd.:
6.38%, 03/06/21		1,392	1,399,071
8.63%, 01/23/22		630	655,988
8.50%, 02/04/23		1,145	1,206,544
6.00%, 10/25/23		2,995	2,961,306
8.50%, 02/26/24		6,145	6,444,569
8.38%, 10/30/24		2,145	2,227,448
7.70%, 02/20/25		1,029	1,038,968
Zhenro Properties Group Ltd.:
5.60%, 02/28/21		1,260	1,251,731
9.15%, 03/08/22		2,055	2,121,145
8.70%, 08/03/22		4,930	5,051,710
8.65%, 01/21/23		1,024	1,051,520
9.15%, 05/06/23		1,145	1,189,369

			375,364,546

Road & Rail — 0.3%
Algeco Global Finance plc, 8.00%, 02/15/23(b)		415	412,925
Burlington Northern Santa Fe LLC:
4.90%, 04/01/44		800	1,152,080
4.15%, 12/15/48		425	580,674
3.55%, 02/15/50		425	538,500

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Road & Rail (continued)
CSX Corp.:
3.80%, 03/01/28	USD	1,050	$1,245,668
4.30%, 03/01/48		650	870,142
Kapla Holding SAS:
(EURIBOR 3 Month + 3.25%), 3.25%, 12/15/26(a)	EUR	343	374,721
3.38%, 12/15/26		398	433,662
Loxam SAS:
3.50%, 04/15/22		109	128,985
3.50%, 05/03/23		720	839,643
4.25%, 04/15/24		300	351,215
3.25%, 01/14/25		708	800,629
3.75%, 07/15/26		673	763,825
Norfolk Southern Corp.:
2.55%, 11/01/29	USD	1,700	1,879,419
4.15%, 02/28/48		750	971,609
3.05%, 05/15/50		43	48,488
Pacific National Finance Pty. Ltd., 4.75%, 03/22/28		5,000	5,250,600
Penske Truck Leasing Co. LP(b):
4.25%, 01/17/23		325	350,057
2.70%, 03/14/23		675	699,797
3.45%, 07/01/24		1,600	1,742,974
4.00%, 07/15/25		4,525	5,068,827
Rubis Terminal Infra SAS, 5.63%, 05/15/25	EUR	970	1,176,771
Rumo Luxembourg SARL, 5.88%, 01/18/25(b)	USD	2,900	3,045,000
Ryder System, Inc.:
2.88%, 09/01/20		1,000	1,000,000
2.50%, 09/01/24		1,150	1,210,715
Uber Technologies, Inc.(b):
7.50%, 11/01/23		1,699	1,762,713
7.50%, 05/15/25		4,489	4,735,895
8.00%, 11/01/26		742	778,766
7.50%, 09/15/27		1,517	1,587,161
Union Pacific Corp.:
3.55%, 08/15/39		525	628,270
4.05%, 03/01/46		825	1,048,972
4.30%, 03/01/49		450	616,449
3.95%, 08/15/59		975	1,256,255
3.84%, 03/20/60		1,906	2,430,256

			45,781,663

Semiconductors & Semiconductor Equipment — 0.6%
Amkor Technology, Inc., 6.63%, 09/15/27(b)		1,100	1,210,000
ams AG:
6.00%, 07/31/25	EUR	1,991	2,373,320
Analog Devices, Inc., 2.95%, 04/01/25	USD	850	934,029
Applied Materials, Inc., 3.30%, 04/01/27		1,200	1,389,897
Broadcom Corp.:
2.65%, 01/15/23		700	729,222
3.63%, 01/15/24		660	713,646
Broadcom, Inc.(b):
3.63%, 10/15/24		100	109,210
4.70%, 04/15/25		4,525	5,175,041
4.25%, 04/15/26		1,550	1,750,794
3.46%, 09/15/26		1,667	1,826,504
4.75%, 04/15/29		2,125	2,477,388
5.00%, 04/15/30		23,521	27,956,022
4.15%, 11/15/30		3,059	3,435,903
4.30%, 11/15/32		14,266	16,363,116
Entegris, Inc.(b):
4.63%, 02/10/26		400	415,648
4.38%, 04/15/28		1,898	1,999,467
Global A&T Electronics Ltd., 8.50%, 01/12/23		3,000	2,896,875
Infineon Technologies AG, (EUR Swap Annual 5 Year + 3.39%), 2.88%(a)(m)	EUR	800	940,193

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Intel Corp.:
4.75%, 03/25/50	USD	790	$1,145,705
3.10%, 02/15/60		120	139,049
KLA Corp.:
4.65%, 11/01/24		800	923,276
4.10%, 03/15/29		1,676	2,025,450
3.30%, 03/01/50		850	952,248
Lam Research Corp.:
4.00%, 03/15/29		925	1,125,172
4.88%, 03/15/49		950	1,437,368
Microchip Technology, Inc., 4.25%, 09/01/25(b)		7,811	8,211,032
NVIDIA Corp.:
3.50%, 04/01/40		550	660,640
3.50%, 04/01/50		1,060	1,269,541
NXP BV(b):
4.13%, 06/01/21		1,098	1,128,177
3.88%, 09/01/22		1,087	1,151,306
3.88%, 06/18/26		400	451,076
4.30%, 06/18/29		1,875	2,185,661
3.40%, 05/01/30		190	209,672
Qorvo, Inc., 4.38%, 10/15/29(b)		5,006	5,393,965
QUALCOMM, Inc.:
2.90%, 05/20/24		1,300	1,407,120
4.30%, 05/20/47		584	787,040
Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/26(b)		500	526,300

			103,826,073

Software — 0.9%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)		180	187,650
Ascend Learning LLC(b):
6.88%, 08/01/25		1,369	1,410,070
6.88%, 08/01/25		5,608	5,748,200
Autodesk, Inc., 3.50%, 06/15/27		18	20,604
Boxer Parent Co., Inc.:
6.50%, 10/02/25	EUR	2,080	2,572,888
7.13%, 10/02/25(b)	USD	2,465	2,717,662
9.13%, 03/01/26(b)		4,035	4,277,100
BY Crown Parent LLC(b):
7.38%, 10/15/24		2,645	2,681,369
4.25%, 01/31/26		3,611	3,742,982
CA, Inc., 3.60%, 08/15/22		375	384,329
Camelot Finance SA, 4.50%, 11/01/26(b)		5,938	6,145,830
Castle US Holding Corp., 9.50%, 02/15/28(b)		2,352	2,175,600
CDK Global, Inc.:
5.00%, 10/15/24(e)		350	394,730
5.88%, 06/15/26		545	582,420
4.88%, 06/01/27		4,814	5,144,914
5.25%, 05/15/29(b)		1,445	1,582,347
Change Healthcare Holdings LLC, 5.75%, 03/01/25(b)		9,776	9,995,960
Fair Isaac Corp.(b):
5.25%, 05/15/26		225	253,125
4.00%, 06/15/28		2,158	2,257,268
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(b)		5,674	6,056,995
j2 Cloud Services LLC, 6.00%, 07/15/25(b)		465	484,763
Microsoft Corp.:
3.30%, 02/06/27		1,100	1,274,854
3.45%, 08/08/36		750	939,266
4.10%, 02/06/37		754	1,009,955
3.70%, 08/08/46		1,475	1,920,952
2.53%, 06/01/50		1,121	1,230,542
NortonLifeLock, Inc., 5.00%, 04/15/25(b)		1,240	1,274,224
Nuance Communications, Inc., 5.63%, 12/15/26		5,606	5,977,397
Open Text Corp.(b):
5.88%, 06/01/26		300	318,660

92	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
3.88%, 02/15/28	USD	3,955	$4,112,014
Open Text Holdings, Inc., 4.13%, 02/15/30(b)		2,427	2,548,350
Oracle Corp.:
2.95%, 11/15/24		2,000	2,187,189
2.95%, 04/01/30		1,660	1,891,164
3.85%, 07/15/36		850	1,046,887
5.38%, 07/15/40		650	951,544
4.13%, 05/15/45		1,325	1,680,634
4.00%, 07/15/46		350	438,472
4.00%, 11/15/47		950	1,196,867
3.60%, 04/01/50		18,223	21,808,038
3.85%, 04/01/60		5,608	7,038,481
PTC, Inc.(b):
3.63%, 02/15/25		1,490	1,544,787
4.00%, 02/15/28		1,628	1,709,970
Solera LLC, 10.50%, 03/01/24(b)		11,746	12,427,268
SS&C Technologies, Inc., 5.50%, 09/30/27(b)		9,816	10,539,930
Veritas US, Inc., 7.50%, 02/01/23(b)		924	924,194
VMware, Inc., 4.70%, 05/15/30		4,825	5,662,388

			150,470,833

Specialty Retail — 0.3%
AutoNation, Inc., 4.75%, 06/01/30		995	1,152,860
Baoxin Auto Finance I Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 3 Year + 8.91%), 5.63%(a)(m)		379	285,434
Douglas GmbH, 6.25%, 07/15/22	EUR	300	310,262
Dufry One BV:
2.50%, 10/15/24		400	360,575
2.00%, 02/15/27		1,470	1,236,976
eG Global Finance plc:
4.38%, 02/07/25		453	504,203
6.75%, 02/07/25(b)	USD	1,438	1,502,422
6.25%, 10/30/25	EUR	2,401	2,813,150
8.50%, 10/30/25(b)	USD	2,845	3,107,935
Gap, Inc. (The), 8.88%, 05/15/27(b)		1,236	1,381,230
Group 1 Automotive, Inc., 5.00%, 06/01/22(e)		275	272,937
Home Depot, Inc. (The):
4.20%, 04/01/43		575	762,506
4.50%, 12/06/48		975	1,376,873
3.35%, 04/15/50		625	766,166
L Brands, Inc.:
5.63%, 02/15/22		504	515,617
5.63%, 10/15/23		325	329,645
6.88%, 07/01/25(b)		2,798	3,013,390
9.38%, 07/01/25(b)		150	167,250
7.50%, 06/15/29		600	617,472
6.88%, 11/01/35		3,687	3,529,196
6.75%, 07/01/36		369	356,122
Lowe’s Cos., Inc.:
4.00%, 04/15/25		900	1,032,940
4.65%, 04/15/42		450	600,968
3.70%, 04/15/46		925	1,096,938
4.55%, 04/05/49		500	671,090
Matalan Finance plc, 6.75%, 01/31/23	GBP	100	88,397
Murphy Oil USA, Inc., 4.75%, 09/15/29	USD	1,825	1,929,335
Penske Automotive Group, Inc., 5.50%, 05/15/26		320	334,400
PetSmart, Inc.(b):
7.13%, 03/15/23		2,152	2,173,520
5.88%, 06/01/25		5,830	5,975,750
Sally Holdings LLC, 5.63%, 12/01/25		895	918,494
SRS Distribution, Inc., 8.25%, 07/01/26(b)		4,649	4,834,960
Staples, Inc., 7.50%, 04/15/26(b)		6,212	5,449,788
Tendam Brands SAU:
5.00%, 09/15/24	EUR	370	374,867

Security		Par (000)	Value

Specialty Retail (continued)
(EURIBOR 3 Month + 5.25%), 5.25%, 09/15/24(a)	EUR	270	$271,237

			50,114,905

Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.:
1.13%, 05/11/25	USD	1,065	1,094,441
2.20%, 09/11/29		1,800	1,964,982
4.50%, 02/23/36		1,075	1,466,202
3.45%, 02/09/45		225	277,726
3.85%, 08/04/46		1,550	2,018,416
2.65%, 05/11/50		840	926,953
Dell International LLC(b):
4.42%, 06/15/21		3,197	3,285,180
5.45%, 06/15/23		835	920,055
7.13%, 06/15/24		1,575	1,636,031
6.02%, 06/15/26		2,379	2,789,555
Diebold Nixdorf, Inc., 9.38%, 07/15/25(b)		908	960,482
EMC Corp., 3.38%, 06/01/23		650	680,784
Hewlett Packard Enterprise Co.:
3.60%, 10/15/20(e)		620	621,963
4.45%, 10/02/23		700	768,353
HP, Inc., 2.20%, 06/17/25		2,175	2,285,379
NCR Corp.:
6.38%, 12/15/23		400	412,000
5.75%, 09/01/27(b)		1,330	1,373,225
6.13%, 09/01/29(b)		1,136	1,244,431
NetApp, Inc., 2.70%, 06/22/30		877	928,837
Nuoxi Capital Ltd., 7.50%, 01/28/22		664	172,640
Paymentsense Ltd., 8.00%, 10/15/25	GBP	550	719,950
Seagate HDD Cayman, 4.13%, 01/15/31(b)	USD	710	762,187
Western Digital Corp., 4.75%, 02/15/26		2,017	2,191,208
Xerox Corp.:
3.50%, 08/20/20		1,000	998,750
4.80%, 03/01/35		1,315	1,236,100

			31,735,830

Textiles, Apparel & Luxury Goods — 0.0%
European TopSoho SARL, Series SMCP, 4.00%, 09/21/21(j)	EUR	1,300	749,895
Hanesbrands, Inc., 5.38%, 05/15/25(b)	USD	763	820,225
Levi Strauss & Co., 5.00%, 05/01/25		199	203,497
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		2,783	926,217
Under Armour, Inc., 3.25%, 06/15/26		400	373,500
William Carter Co. (The), 5.63%, 03/15/27(b)		2,360	2,513,400

			5,586,734

Thrifts & Mortgage Finance — 0.1%
BPCE SA, 2.38%, 01/14/25(b)		1,575	1,650,064
Deutsche Pfandbriefbank AG, 4.60%, 02/22/27	EUR	200	232,500
Freedom Mortgage Corp., 8.25%, 04/15/25(b)	USD	830	827,925
Ladder Capital Finance Holdings LLLP(b):
5.25%, 03/15/22		700	686,000
4.25%, 02/01/27		2,669	2,255,305
Mongolian Mortgage Corp. HFC LLC:
9.75%, 01/29/22		3,600	3,246,750
Nationstar Mortgage Holdings, Inc.(b):
8.13%, 07/15/23		1,786	1,857,065
9.13%, 07/15/26		1,525	1,658,895
6.00%, 01/15/27		3,029	3,089,580
Quicken Loans, Inc., 5.75%, 05/01/25(b)		825	850,521
Radian Group, Inc.:
4.50%, 10/01/24		650	653,250
6.63%, 03/15/25		1,135	1,210,932
4.88%, 03/15/27		1,400	1,356,782

			19,575,569

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Tobacco — 0.1%
Altria Group, Inc.:
4.75%, 05/05/21	USD	900	$930,263
3.49%, 02/14/22		502	524,869
2.85%, 08/09/22		443	462,968
3.80%, 02/14/24		690	758,418
2.35%, 05/06/25		790	840,360
5.38%, 01/31/44		500	647,352
5.95%, 02/14/49		2,042	2,888,033
BAT Capital Corp.:
2.76%, 08/15/22		6,399	6,653,285
2.79%, 09/06/24		800	853,667
3.46%, 09/06/29		1,350	1,472,232
4.39%, 08/15/37		675	772,396
4.54%, 08/15/47		1,188	1,360,100
4.76%, 09/06/49		290	342,286
Philip Morris International, Inc., 1.50%, 05/01/25		1,200	1,241,442
Vector Group Ltd., 6.13%, 02/01/25(b)		3,450	3,428,437

			23,176,108

Trading Companies & Distributors — 0.3%
Air Lease Corp.:
2.50%, 03/01/21		1,300	1,304,124
3.50%, 01/15/22		2,040	2,063,968
Fortress Transportation & Infrastructure Investors LLC(b):
6.75%, 03/15/22		545	553,235
6.50%, 10/01/25		825	775,673
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 08/01/27(b)		2,288	2,362,360
HD Supply, Inc., 5.38%, 10/15/26(b)		11,952	12,524,979
Herc Holdings, Inc., 5.50%, 07/15/27(b)		1,261	1,333,508
United Rentals North America, Inc.:
5.50%, 07/15/25		605	622,303
4.63%, 10/15/25		2,502	2,573,933
5.88%, 09/15/26		1,234	1,317,295
5.50%, 05/15/27		4,386	4,720,432
3.88%, 11/15/27		322	338,100
4.88%, 01/15/28		635	681,831
5.25%, 01/15/30		6	6,570
4.00%, 07/15/30		1,241	1,284,435
3.88%, 02/15/31		2,158	2,158,000
WESCO Distribution, Inc.:
5.38%, 12/15/21		200	201,302
7.13%, 06/15/25(b)		4,562	5,006,293
7.25%, 06/15/28(b)		4,146	4,529,505

			44,357,846

Transportation Infrastructure — 0.0%
Atlantia SpA:
1.63%, 02/03/25	EUR	500	574,863
1.88%, 07/13/27		200	228,673
Autostrade per l’Italia SpA:
6.25%, 06/09/22	GBP	300	416,478
5.88%, 06/09/24	EUR	1,800	2,423,035
4.38%, 09/16/25		400	522,840
1.88%, 11/04/25		300	347,201
1.75%, 06/26/26		200	228,817
1.75%, 02/01/27		500	566,659
Royal Capital BV(m):
5.88%	USD	1,014	1,018,753
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.93%), 4.88%(a)		508	500,725

			6,828,044

Security		Par (000)	Value

Wireless Telecommunication Services — 0.6%
America Movil SAB de CV:
3.13%, 07/16/22	USD	300	$312,975
3.63%, 04/22/29		1,850	2,106,109
4.38%, 04/22/49		250	330,456
C&W Senior Financing DAC(b):
7.50%, 10/15/26		625	665,625
6.88%, 09/15/27		985	1,051,783
Comunicaciones Celulares SA, 6.88%, 02/06/24(b)		1,045	1,070,472
Connect Finco SARL, 6.75%, 10/01/26(b)		11,273	11,558,207
Hughes Satellite Systems Corp.:
5.25%, 08/01/26		3,302	3,625,200
6.63%, 08/01/26		598	665,275
Matterhorn Telecom SA:
2.63%, 09/15/24	EUR	200	230,878
4.00%, 11/15/27		1,100	1,298,985
Millicom International Cellular SA, 5.13%, 01/15/28(b)	USD	5,600	5,872,475
Rogers Communications, Inc., 3.70%, 11/15/49		176	208,843
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	1,826	2,215,680
(USD Swap Rate 5 Year + 4.23%), 6.00%(a)(m)	USD	1,100	1,055,105
4.50%, 04/20/25	EUR	200	246,361
4.75%, 07/30/25		1,783	2,217,418
3.13%, 09/19/25		900	1,054,364
5.00%, 04/15/28		1,500	1,915,032
4.00%, 09/19/29		500	609,523
Sprint Communications, Inc., 6.00%, 11/15/22	USD	1,300	1,405,443
Sprint Corp.:
7.25%, 09/15/21		1,050	1,109,063
7.88%, 09/15/23		4,790	5,556,400
7.13%, 06/15/24		2,246	2,620,071
7.63%, 02/15/25		2,042	2,480,152
7.63%, 03/01/26		3,097	3,871,188
Sprint Spectrum Co. LLC, 4.74%, 03/20/25(b)		240	261,000
Telefonica Europe BV(a)(m):
(EUR Swap Annual 10 Year + 4.30%), 5.87%	EUR	1,500	1,932,815
(EUR Swap Annual 6 Year + 4.11%), 4.37%		1,600	1,979,710
T-Mobile USA, Inc.:
4.00%, 04/15/22	USD	150	156,996
6.00%, 03/01/23		700	706,048
6.00%, 04/15/24		650	665,333
6.38%, 03/01/25		875	898,222
3.50%, 04/15/25(b)		1,250	1,378,438
5.13%, 04/15/25		150	153,750
6.50%, 01/15/26		1,055	1,112,128
4.50%, 02/01/26		460	473,800
5.38%, 04/15/27		250	272,813
4.75%, 02/01/28		7,617	8,253,781
3.88%, 04/15/30(b)		1,575	1,803,769
4.38%, 04/15/40(b)		475	579,932
4.50%, 04/15/50(b)		1,059	1,322,003
United States Cellular Corp., 6.70%, 12/15/33		199	249,484
VEON Holdings BV, 4.00%, 04/09/25(b)		4,695	4,844,653
Vodafone Group plc:
5.25%, 05/30/48		1,287	1,759,663
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/03/78(a)	EUR	1,132	1,470,117
(EUR Swap Annual 5 Year + 2.67%), 3.10%, 01/03/79(a)		500	596,991
(USD Swap Semi 5 Year + 4.87%), 7.00%, 04/04/79(a)	USD	14,595	17,559,901

94	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
VTR Comunicaciones SpA, 5.13%, 01/15/28(b)	USD	1,263	$1,345,095

			105,129,525

Total Corporate Bonds — 33.8% (Cost: $5,380,680,499)			5,587,860,287

Equity-Linked Notes — 9.1%

Aerospace & Defense — 0.1%
Royal Dutch Shell plc (L3Harris Technologies, Inc.), 0.00%, 10/20/20(b)		66	11,108,474

Banks — 0.5%
Barclays Bank plc (Bank of America Corp.), 18.60%, 10/14/20		916	22,537,357
Barclays Bank plc (JPMorgan Chase & Co.), 15.63%, 11/19/20		335	32,788,922
BNP Paribas SA (PNC Financial Services Group, Inc. (The)), 19.89%, 11/18/20		107	11,408,355
BNP Paribas SA (US Bancorp), 18.88%, 11/18/20		295	10,992,043

			77,726,677

Beverages — 0.3%
Barclays Bank plc (PepsiCo, Inc.), 11.00%, 11/19/20		162	22,260,326
BNP Paribas SA (Coca-Cola Co (The)), 9.92%, 11/18/20		655	31,081,584

			53,341,910

Biotechnology — 0.3%
Merrill Lynch International & Co. (Biogen, Inc.), 16.75%, 10/19/20		19	5,184,626
Royal Dutch Shell plc (AbbVie, Inc.), 0.00%, 12/03/20(b)		237	22,410,770
Royal Dutch Shell plc (Gilead Sciences, Inc.), 0.00%, 10/22/20(b)		227	15,749,544

			43,344,940

Building Products — 0.1%
Royal Dutch Shell plc (Johnson Controls International plc), 0.00%, 10/22/20(b)		293	11,235,320

Capital Markets — 0.3%
HSBC Bank plc (Goldman Sachs Group, Inc. (The)), 17.30%, 10/13/20		51	10,305,138
JPMorgan Structured Products BV (Charles SchwabCorp. (The)), 16.53%, 10/14/20(b)		315	10,621,121
Merrill Lynch International & Co. (Intercontinental Exchange, Inc.), 10.55%, 10/21/20		119	11,226,036
Royal Bank of Canada (S&P Global, Inc.), 11.02%, 11/27/20(b)		32	11,068,933

			43,221,228

Chemicals — 0.3%
Barclays Bank plc (Sherwin-Williams Co (The)), 9.60%, 10/16/20		17	11,050,434
JPMorgan Structured Products BV (Celanese Corp.), 13.07%, 10/19/20(b)		44	4,272,267
Merrill Lynch International & Co. (Air Products and Chemicals, Inc.), 10.91%, 11/05/20		18	5,127,506
Merrill Lynch International & Co. (Dow, Inc.), 15.08%, 11/18/20		246	10,200,752
Merrill Lynch International & Co. (Ecolab, Inc.), 12.84%, 10/19/20		55	10,289,039
Merrill Lynch International & Co. (PPG Industries, Inc.), 16.78%, 10/19/20		69	7,535,489

			48,475,487

Security		Par (000)	Value

Commercial Services & Supplies — 0.1%
BNP Paribas SA (Copart, Inc.), 12.52%, 08/10/20(b)	USD	70	$6,473,269
Merrill Lynch International & Co. (Republic Services, Inc.), 20.55%, 08/06/20		57	4,764,274
Merrill Lynch International & Co. (Waste Management, Inc.), 9.08%, 11/25/20		102	11,188,886

			22,426,429

Communications Equipment — 0.3%
Citigroup Global Markets Holdings, Inc. (Cisco Systems, Inc.), 13.09%, 08/11/20(b)		1,070	50,116,873

Construction Materials — 0.0%
Merrill Lynch International & Co. (Martin Marietta Materials, Inc.), 19.17%, 10/19/20		30	6,295,412

Consumer Finance — 0.1%
Merrill Lynch International & Co. (Capital One Financial Corp.), 21.79%, 10/21/20		80	5,179,105
Royal Bank of Canada (Discover Financial Services), 25.07%, 10/21/20(b)		100	5,040,175

			10,219,280

Diversified Telecommunication Services — 0.3%
Merrill Lynch International & Co. (Verizon Communications, Inc.), 7.88%, 10/26/20		372	21,341,465
Royal Bank of Canada (AT&T, Inc.), 10.01%, 11/18/20(b)		877	26,042,716

			47,384,181

Electric Utilities — 0.2%
Nomura Holdings, Inc. (NextEra Energy, Inc.), 12.10%, 10/22/20		75	20,968,921
Societe Generale SA (Southern Co (The)), 13.03%, 10/21/20		203	11,217,735

			32,186,656

Entertainment — 0.1%
Merrill Lynch International & Co. (Netflix, Inc.), 17.69%, 11/23/20		18	8,903,621
Royal Dutch Shell plc (Electronic Arts, Inc.), 0.00%, 10/20/20(b)		81	11,388,854

			20,292,475

Equity Real Estate Investment Trusts (REITs) — 0.3%
Merrill Lynch International & Co. (American Tower Corp.), 16.44%, 11/25/20		64	16,795,670
Merrill Lynch International & Co. (Crown Castle International Corp.), 13.40%, 10/21/20		66	11,233,388
Merrill Lynch International & Co. (Equity Residential), 21.37%, 10/19/20		120	6,424,494
Merrill Lynch International & Co. (Prologis, Inc.), 14.45%, 10/19/20		108	10,867,420
Societe Generale SA (AvalonBay Communities, Inc.), 11.83%, 10/21/20		45	6,749,992

			52,070,964

Food & Staples Retailing — 0.6%
Barclays Bank plc (Costco Wholesale Corp.), 9.06%, 09/21/20		153	48,408,718
Merrill Lynch International & Co. (Sprouts Farmers Market, Inc.), 14.91%, 10/21/20		253	6,697,986
Royal Bank of Canada (Kroger Co (The)), 17.68%, 09/14/20(b)		1,461	49,348,317

			104,455,021

Food Products — 0.2%
Merrill Lynch International & Co. (Kellogg Co.), 10.75%, 10/21/20		95	6,719,528
Nomura Holdings, Inc. (Quality Pork International, Inc.), 17.90%, 10/16/20		38	3,908,055

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products (continued)
Royal Bank of Canada (Hershey Co (The)), 8.48%, 11/18/20(b)	USD	72	$10,558,690
Societe Generale SA (Archer-Daniels-Midland Co.), 14.64%, 10/21/20		156	6,749,378

			27,935,651

Health Care Equipment & Supplies — 0.2%(b)
JPMorgan Structured Products BV (Abbott Laboratories), 11.52%, 11/20/20		232	22,901,137
JPMorgan Structured Products BV (Edwards Lifesciences Corp.), 11.77%, 10/22/20		67	5,278,148
Royal Bank of Canada (Danaher Corp.), 8.62%, 10/22/20		52	10,557,326

			38,736,611

Health Care Providers & Services — 0.5%
Barclays Bank plc (CVS Health Corp.), 7.48%, 08/04/20		552	34,769,634
BNP Paribas SA (HCA Healthcare, Inc.), 17.13%, 10/19/20		43	5,384,669
BNP Paribas SA (UnitedHealth Group, Inc.), 12.63%, 11/18/20		109	33,139,902
Societe Generale SA (Anthem, Inc.), 11.49%, 12/02/20		37	10,295,085

			83,589,290

Hotels, Restaurants & Leisure — 0.2%(b)
JPMorgan Structured Products BV (Domino’s Pizza, Inc.), 11.40%, 10/14/20		27	10,617,038
JPMorgan Structured Products BV (Starbucks Corp.), 12.52%, 10/19/20		137	10,614,727
Royal Bank of Canada (Chipotle Mexican Grill, Inc.), 12.32%, 10/21/20		5	5,285,584

			26,517,349

Household Products — 0.3%
Royal Bank of Canada (Kimberly-Clark Corp.), 7.36%, 11/18/20(b)		71	10,650,422
Royal Dutch Shell plc (Colgate-Palmolive Co.), 0.00%, 10/20/20(b)		146	11,221,193
Societe Generale SA (Procter & Gamble Co. (The)), 0.40%, 10/21/20		255	33,561,703

			55,433,318

Insurance — 0.1%
Royal Dutch Shell plc (Aon plc), 0.00%, 10/20/20(b)		55	11,287,416

Interactive Media & Services — 0.1%
Royal Dutch Shell plc (Alphabet, Inc.), 0.00%, 12/01/20(b)		12	18,087,046

Internet & Direct Marketing Retail — 0.4%
Royal Dutch Shell plc (Amazon.com, Inc.), 0.00%, 10/22/20(b)		17	53,832,815
Societe Generale SA (eBay, Inc.), 14.30%, 10/19/20		116	6,369,279

			60,202,094

IT Services — 0.2%(b)
JPMorgan Structured Products BV (Visa, Inc.), 8.72%, 10/19/20		81	16,063,960
Nomura Holdings, Inc. (Mastercard, Inc.), 12.48%, 10/21/20		54	16,780,781

			32,844,741

Security		Par (000)	Value

Life Sciences Tools & Services — 0.1%
Nomura Holdings, Inc. (Thermo Fisher Scientific, Inc.), 10.64%, 10/20/20	USD	26	$10,535,064
Nomura Holdings, Inc. (Waters Corp.), 13.26%, 10/16/20		29	6,241,459

			16,776,523

Machinery — 0.0%
Merrill Lynch International & Co. (PACCAR, Inc.), 12.02%, 10/21/20		61	5,191,093

Media — 0.0%
Royal Dutch Shell plc (Altice USA, Inc.), 0.00%, 10/22/20(b)		249	6,754,206

Metals & Mining — 0.1%
JPMorgan Structured Products BV (Alcoa Corp.), 20.40%, 10/14/20(b)		580	7,718,627

Multiline Retail — 0.6%(b)
JPMorgan Structured Products BV (Target Corp.), 17.08%, 08/10/20		395	48,919,708
Royal Bank of Canada (Dollar General Corp.), 13.03%, 08/26/20		247	47,116,814

			96,036,522

Pharmaceuticals — 0.5%
Nomura Holdings, Inc. (Pfizer, Inc.), 16.08%, 11/27/20		562	21,905,466
Royal Dutch Shell plc (Merck & Co, Inc.), 0.00%, 10/20/20(b)		281	22,481,470
UBS AG (Johnson & Johnson), 10.50%, 11/20/20		290	42,660,248

			87,047,184

Professional Services — 0.0%
Royal Bank of Canada (TransUnion), 12.95%, 10/16/20(b)		72	6,443,766

Road & Rail — 0.2%
Merrill Lynch International & Co. (CSX Corp.), 13.40%, 10/15/20		147	10,484,919
Merrill Lynch International & Co. (Norfolk Southern Corp.), 12.98%, 10/19/20		55	10,524,710
Nomura Holdings, Inc. (Union Pacific Corp.), 11.75%, 10/15/20		59	10,322,115
Royal Bank of Canada (Kansas City Southern), 15.55%, 11/23/20(b)		41	6,860,219

			38,191,963

Semiconductors & Semiconductor Equipment — 0.2%
Societe Generale SA (Advanced Micro Devices, Inc.), 18.18%, 10/19/20		140	10,773,507
Societe Generale SA (Lam Research Corp.), 18.87%, 10/19/20		29	10,875,743
Societe Generale SA (QUALCOMM, Inc.), 15.69%, 10/21/20		157	16,789,362

			38,438,612

Software — 0.3%
Citigroup Global Markets Holdings, Inc. (Microsoft Corp.), 13.70%, 11/18/20(b)		204	42,166,185
Merrill Lynch International & Co. (ServiceNow, Inc.), 18.13%, 10/21/20		26	11,169,798

			53,335,983

Specialty Retail — 0.4%
Merrill Lynch International & Co. (O’Reilly Automotive, Inc.), 7.90%, 10/21/20		14	6,668,195
Merrill Lynch International & Co. (Tractor Supply Co.), 13.11%, 10/22/20		36	5,202,748

96	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Specialty Retail (continued)
Royal Bank of Canada (Home Depot, Inc. (The)), 16.68%, 08/10/20(b)	USD	196	$49,623,450

			61,494,393

Technology Hardware, Storage & Peripherals — 0.4%
Royal Dutch Shell plc (Apple, Inc.), 0.00%, 10/22/20(b)		153	63,093,920

Tobacco — 0.2%
Nomura Holdings, Inc. (Philip Morris International, Inc.), 15.51%, 10/20/20		139	10,579,656
Royal Bank of Canada (Altria Group, Inc.), 16.12%, 11/27/20(b)		386	16,053,405

			26,633,061

Total Equity-Linked Notes — 9.1% (Cost: $1,487,277,534)			1,495,690,696

Floating Rate Loan Interests — 6.1%

Aerospace & Defense — 0.1%
Dynasty Acquisition Co., Inc., Term Loan:
(LIBOR USD 3 Month + 3.50%), 3.81%, 04/06/26(l)		13,157	10,498,477
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.00%, 11/28/21(l)		2,003	1,879,394
Sequa Mezzanine Holdings LLC, Term Loan, 11/28/23(l)(p)		50	46,985
TransDigm, Inc., Term Loan:(l)
(LIBOR USD 1 Month + 2.25%), 2.41%, 08/22/24		4,415	4,125,150
(LIBOR USD 1 Month + 2.25%), 2.41%, 12/09/25		5,616	5,249,904

			21,799,910

Airlines — 0.1%(l)
American Airlines, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.17%, 12/15/23		3,671	2,735,214
American Airlines, Inc., Term Loan B23, (LIBOR USD 1 Month + 2.00%), 2.17%, 04/28/23		1,882	1,411,262
JetBlue Airways Corp., Term Loan, (LIBOR USD 3 Month + 5.25%), 6.25%, 06/17/24		1,052	1,036,441
Kestrel Bidco, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.00%, 12/11/26		5,238	3,832,987

			9,015,904

Auto Components — 0.1%(l)
Panther BF Aggregator 2 LP, Term Loan B, (LIBOR USD 1 Month + 3.50%), 3.67%, 04/30/26		9,298	9,063,664
Wand Newco 3, Inc., Term Loan, 02/05/26(p)		3,207	3,065,294

			12,128,958

Automobiles — 0.0%
Dealer Tire LLC, Term Loan B1, (LIBOR USD 1 Month + 4.25%), 4.41%, 12/12/25(l)		5,503	5,344,635

Building Products — 0.1%(l)
CPG Merger Sub LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 4.75%, 05/05/24		1,424	1,412,876
Wilsonart LLC, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.25%, 12/19/23		7,003	6,832,097

			8,244,973

Capital Markets — 0.0%(l)
Fortress Investment Group LLC, Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.16%, 12/27/22		676	664,237
Greenhill & Co., Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 04/12/24(d)		1,641	1,559,135

Security	Par (000)			Value

Capital Markets (continued)
Jefferies Finance LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 3.44%, 06/03/26	USD	1,866		$1,790,870
Travelport Finance (Luxembourg) SA, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.07%, 05/29/26		4,284		2,567,060

				6,581,302

Chemicals — 0.2%(l)
Alpha 3 BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.00%, 01/31/24		6,204		6,097,637
Ascend Performance Materials LLC, Term Loan B, (LIBOR USD 3 Month + 5.25%), 6.25%, 08/27/26(d)		4,525		4,536,027
Axalta Dupont PC, Term Loan, (LIBOR USD 3 Month + 1.75%), 2.06%, 06/01/24		2,424		2,369,367
Chemours Co. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 1.75%), 1.92%, 04/03/25		1,486		1,406,489
Ennis-Flint Road Infrastructure Investment, Term Loan, (LIBOR USD 3 Month + 2.50%), 4.50% - 5.75%, 06/13/23		1,626		1,478,301
Greenrock Finance, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 4.50%, 06/28/24		795		741,243
Illuminate Buyer LLC, Term Loan, (LIBOR USD 3 Month + 4.00%), 4.31%, 06/30/27		3,153		3,114,894
Invictus Co., Term Loan B, (LIBOR USD 1 Month + 3.00%), 3.16%, 03/28/25		706		661,157
IPS Acquisition LLC, Term Loan B2, (LIBOR USD 1 Month + 3.25%), 4.25%, 11/07/24		2,705		2,648,622
Messer Industries GmbH, Term Loan, (LIBOR USD 3 Month + 2.50%), 2.81%, 03/02/26		3,502		3,423,431
Momentive Performance Materials, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 3.42%, 05/15/24		993		930,085
OXEA Holding Vier GmbH, Term Loan, (LIBOR USD 1 Month + 3.50%), 3.69%, 10/14/24		3,752		3,514,201

				30,921,454

Commercial Services & Supplies — 0.2%(l)
Advanced Disposal Services, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 3.00%, 11/10/23		3,328		3,305,186
Allied Universal Holdco LLC, Term Loan B, (LIBOR USD 1 Month + 4.25%), 4.41%, 07/10/26		3,903		3,849,412
Brand Energy & Infrastructure Services, Inc., Term Loan, 06/21/24(p)		4,869		4,433,009
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 3.26%, 11/01/24		4,950		4,937,613
Diamond (BC) BV, Term Loan, (LIBOR USD 1 Month + 3.00%), 3.16% - 3.26%, 09/06/24		3,274		3,082,770
KAR Auction Services, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 2.44%, 09/19/26(d)		962		925,583
Prime Security Services Borrower LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 4.25%, 09/23/26		2,759		2,708,040
Spring Education Group, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 4.56%, 07/30/25		—	(q)	419
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.91%, 05/01/24		11,449		11,139,784
US Ecology Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.50%), 2.66%, 11/02/26(d)		579		571,128
West Corp., Term Loan:
(LIBOR USD 3 Month + 3.50%), 4.50%, 10/10/24		1,176		1,018,875

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Services & Supplies (continued)
10/10/24(p)	USD	2,400	$2,105,576

			38,077,395

Construction & Engineering — 0.0%(l)
Ply Gem, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 3.93%, 04/01/25		575	562,167
SRS Distribution, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.07%, 05/23/25		4,233	4,084,873

			4,647,040

Construction Materials — 0.1%(l)
American Builders And Contractors Supply, Term Loan, (LIBOR USD 1 Month + 2.00%), 2.16%, 01/15/27		4,303	4,171,331
Core & Main LP, Term Loan, (LIBOR USD 6 Month + 2.75%), 3.75%, 08/01/24		5,707	5,546,230
Forterra Finance LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 10/25/23		2,530	2,468,377

			12,185,938

Containers & Packaging — 0.2%(l)
Berry Global, Inc., Term Loan:
(LIBOR USD 1 Month + 2.00%), 2.19%, 10/01/22		2,503	2,453,329
(LIBOR USD 1 Month + 2.00%), 2.19%, 07/01/26		750	726,535
BWAY Holding Co., Term Loan, (LIBOR USD 3 Month + 3.25%), 3.52%, 04/03/24		5,923	5,518,596
Charter NEX US, Inc., 1st Lien Term Loan:
(LIBOR USD 1 Month + 3.25%), 3.41%, 05/16/24		957	935,522
(LIBOR USD 1 Month + 2.75%), 3.75%, 05/16/24		4,855	4,750,392
Flex Acquisition Co., Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.00%, 12/29/23		3,187	3,084,179
Graham Packaging Co. LP, Term Loan, 08/04/27(p)		1,117	1,113,604
Pregis TopCo LLC, Term Loan, (LIBOR USD 1 Month + 4.00%), 4.16%, 07/31/26		1,370	1,342,370
Reynolds Group Holdings, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 2.91%, 02/05/23		9,233	9,035,495
Tosca Services, Term Loan, 07/28/27(p)		1,201	1,197,493

			30,157,515

Diversified Consumer Services — 0.2%(l)
AlixPartners LLP, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 2.66%, 04/04/24		4,705	4,599,204
Bright Horizons Family Solutions, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 2.50%, 11/07/23		5,618	5,458,407
Maverick Purchaser Sub, LLC, Term Loan, (LIBOR USD 1 Month + 4.00%), 4.16%, 01/29/27		690	684,825
Mileage Plus Holdings LLC, Term Loan, (LIBOR USD 3 Month + 5.25%), 6.25%, 06/21/27		3,694	3,682,918
Research Now, Inc., Term Loan, (LIBOR USD 3 Month + 5.50%), 6.50%, 12/07/24		1,555	1,463,839
Sotheby’s, Inc., Term Loan B, (LIBOR USD 1 Month + 5.50%), 6.50%, 01/15/27		6,914	6,573,834
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 05/06/24		1,776	1,704,767
Trugreen Ltd. Partnership, 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.75%), 3.91%, 03/19/26		2,641	2,581,766

			26,749,560

Security	Par (000)		Value

Diversified Financial Services — 0.7%(l)
Advisor Group Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 5.00%), 5.16%, 07/31/26	USD	2,388	$2,252,931
Belron Finance LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 2.77%, 10/30/26		2,122	2,075,751
BW Gas & Convenience Holdings LLC, Term Loan, (LIBOR USD 1 Month + 6.25%), 6.43%, 11/13/26		681	665,647
Colorado Plaza, Term Loan, (LIBOR USD 6 Month + 2.90%), 4.58%, 05/15/21(d)		9,600	8,640,000
Connect Finco SARL, Term Loan B, 12/11/26(p)		13,236	12,872,016
Deerfield Dakota Holding, LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 04/09/27		3,958	3,896,894
Genuine Financial Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 3.91%, 07/11/25		2,251	2,052,293
Houston Center, Term Loan, (LIBOR USD 6 Month + 2.10%), 3.07% - 3.87%, 12/09/22		36,563	36,562,695
Lealand Finance Co. BV, Term Loan, (LIBOR USD 1 Month + 3.00%), 3.17%, 06/28/24(d)		41	36,554
McDermott Lealand Finance, Inc., Term Loan, (LIBOR USD 6 Month + 4.00%), 4.17%, 06/30/25		375	297,622
Park Avenue Tower, Term Loan, (LIBOR USD 6 Month + 0.19%), 2.17% - 2.24%, 03/09/24(d)		31,329	31,122,205
SMG US Midco 2, Inc., Term Loan, (LIBOR USD 3 Month + 2.50%), 2.66% - 2.76%, 01/23/25		3,031	2,563,081
VICI Properties 1 LLC, Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.93%, 12/22/24		4,817	4,622,792
Ziggo Finance Partnership, Term Loan, (LIBOR USD 1 Month + 2.50%), 2.67%, 04/30/28		2,902	2,783,337

			110,443,818

Diversified Telecommunication Services — 0.2%(l)
Altice Financing SA, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.92%, 01/31/26		3,087	2,963,777
Altice Financing SA, Term Loan B, 07/15/25(p)		964	926,484
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 4.17%, 08/14/26		4,781	4,666,435
Iridium Satellite LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 11/04/26		1,550	1,547,852
Level 3 Financing, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 1.91%, 03/01/27		4,741	4,588,342
MTN Infrastructure TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 11/15/24		3,032	2,951,134
Northwest Fiber LLC, Term Loan, (LIBOR USD 1 Month + 5.50%), 5.67%, 04/30/27		1,312	1,302,160
Zayo Group LLC, Term Loan, 03/09/27(p)		19,223	18,646,531

			37,592,715

Electric Utilities — 0.0%(l)
Calpine Corp., Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.16%, 01/15/25		1,613	1,563,638
Edgewater Generation LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 3.91%, 12/13/25		1,635	1,580,535
PGE Corp., Term Loan, (LIBOR USD 3 Month + 4.50%), 5.50%, 06/23/25		4,523	4,467,865
Vistra Operations Co. LLC, Term Loan B3, (LIBOR USD 1 Month + 1.75%), 1.91% - 1.93%, 12/31/25		5	4,716

			7,616,754

98	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Electrical Equipment — 0.0%
Graftech International Ltd., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.50%), 4.50%, 02/12/25(l)	USD	2,140	$2,075,974

Entertainment — 0.1%(l)
Creative Artists Agency LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 3.91%, 11/27/26		3,035	2,875,126
Datto, Inc., 1st Lien Term Loan, 04/02/26(p)		1,280	1,270,289
Live Nation Entertainment, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.94%, 10/19/26		2,315	2,139,781
Renaissance Learning, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 3.41%, 05/30/25		88	85,152
UFC Holdings LLC, First Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 4.25%, 04/29/26		992	962,858
William Morris Endeavor Entertainment LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 2.92%, 05/18/25		3,666	2,889,031

			10,222,237

Equity Real Estate Investment Trusts (REITs) — 0.0%(l)
Claros Mortgage Trust, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.44%, 08/09/26(d)		1,264	1,172,545
DTZ US Borrower LLC, Term Loan, 08/21/25(p)		2,486	2,370,895

			3,543,440

Food & Staples Retailing — 0.1%(l)
H-Food Holdings LLC, Term Loan, (LIBOR USD 1 Month + 3.69%), 3.85%, 05/23/25		1,366	1,316,732
H-Food Incremental, Term Loan, (LIBOR USD 1 Month + 4.00%), 4.16%, 05/23/25		1,556	1,520,986
US Foods, Inc., Term Loan B:
(LIBOR USD 1 Month + 1.75%), 1.91%, 06/27/23		3,850	3,642,846
(LIBOR USD 3 Month + 2.00%), 3.07%, 08/14/26		2,440	2,293,835

			8,774,399

Food Products — 0.2%(l)
1011778 BC ULC, Term Loan B4, (LIBOR USD 1 Month + 1.75%), 1.91%, 11/19/26		3,991	3,825,615
8th Avenue Food & Provisions, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 3.67%, 10/01/25		2,113	2,077,445
B&G Foods, Inc., Term Loan B, (LIBOR USD 1 Month + 2.50%), 2.66%, 10/10/26		263	258,607
Chobani LLC, Term Loan, 10/10/23(p)		6,511	6,441,862
Froneri International Ltd., 2nd Lien Term Loan, (LIBOR USD 1 Month + 5.75%), 5.91%, 01/31/28		279	269,235
Froneri International Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 2.41%, 01/29/27		8,770	8,398,854
Hostess Brands LLC, Term Loan, (LIBOR USD 3 Month + 2.25%), 3.00%, 08/03/25		1,699	1,657,532
Nomad Foods Ltd., Term Loan, (LIBOR USD 1 Month + 2.25%), 2.42%, 05/15/24		500	483,909
Pathway Vet Alliance LLC, Term Loan, (LIBOR USD 6 Month + 4.00%), 4.18%, 03/31/27		1,469	1,438,938
TMK Hawk Parent Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 4.58%, 08/28/24		5,200	3,969,009

			28,821,006

Security	Par (000)		Value

Health Care Equipment & Supplies — 0.1%
Sotera Health Holdings LLC, Term Loan, (LIBOR USD 1 Month + 4.50%), 5.50%, 12/11/26(l)	USD	9,504	$9,468,692

Health Care Providers & Services — 0.2%(l)
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 5.50%, 06/30/25(d)		1,078	1,068,284
Azalea TopCo, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 3.66% - 3.76%, 07/24/26		2,840	2,787,494
CHG Healthcare Services, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.07%, 06/07/23		2,876	2,826,047
Dentalcorp Perfect Smile ULC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 05/31/25		852	763,694
Envision Healthcare Corp., Term Loan, (LIBOR USD 1 Month + 3.75%), 3.91%, 10/10/25		3,418	2,241,047
Eyecare Partners LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 4.82%, 02/18/27		2,350	2,148,829
Gentiva Health Services, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.44%, 07/02/25		3,096	3,041,796
MPH Acquisition Holdings LLC, Term Loan, 06/07/23(p)		1,641	1,613,951
nThrive, Inc., 1st Lien Term Loan, 10/20/22(p)		2,037	1,782,020
Option Care Health, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.50%), 4.66%, 08/06/26		2,740	2,725,378
Ortho-Clinical Diagnostics, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.42%, 06/30/25		5,800	5,633,100
Team Health Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 3.75%, 02/06/24		1,287	1,016,980
WCG Purchaser Corp., Term Loan, (LIBOR USD 3 Month + 4.00%), 5.24%, 01/08/27		2,115	2,088,563
Wink Holdco, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 12/02/24		917	892,900
WP CityMD Bidco LLC, Term Loan, (LIBOR USD 3 Month + 4.50%), 5.50% - 5.57%, 08/13/26		2,480	2,464,570

			33,094,653

Health Care Technology — 0.0%
Change Healthcare Holdings LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 3.50%, 03/01/24(l)		5,588	5,459,586

Hotels, Restaurants & Leisure — 0.3%(l)
Aimbridge Acquisition, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 3.92%, 02/02/26		511	435,432
Aristocrat Leisure Ltd., Term Loan, (LIBOR USD 3 Month + 3.75%), 4.75%, 10/19/24(d)		1,540	1,547,700
Aristocrat Leisure Ltd., Term Loan B, (LIBOR USD 3 Month + 1.75%), 2.02%, 10/19/24		964	936,634
Boyd Gaming Corp., Term Loan B, (LIBOR USD 3 Month + 2.25%), 2.36%, 09/15/23		1,048	1,011,897
Caesars Resort Collection LLC, Term Loan:
(LIBOR USD 1 Month + 2.75%), 2.91%, 12/23/24		6,479	5,951,032
(LIBOR USD 1 Month + 4.50%), 4.69% - 4.77%, 07/21/25		6,261	6,024,271
CityCenter Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.00%, 04/18/24		3,140	2,900,632
Flutter Entertainment plc, Term Loan, (LIBOR USD 3 Month + 3.50%), 3.81%, 07/10/25		1,926	1,924,657

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Four Seasons Holdings, Inc., Term Loan F, (LIBOR USD 1 Month + 2.00%), 2.16%, 11/30/23	USD	1,978	$1,904,525
Golden Nugget Online Gaming, Inc., Term Loan, (LIBOR USD 6 Month + 12.00%), 13.00%, 10/04/23(d)		312	351,098
Golden Nugget, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 2.50%), 3.25%, 10/04/23		2,976	2,482,602
Hilton Washington Dupont Hotel, Term Loan, (LIBOR USD 6 Month + 3.50%), 3.50%, 04/01/24(d)		14,250	12,825,000
IRB Holding Corp., Term Loan, (LIBOR USD 3 Month + 2.75%), 3.75%, 02/05/25		4,218	3,952,017
KFC Holding Co., Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.94%, 04/03/25		2,948	2,848,226
Motorcity Casino Hotel, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.00%, 08/06/21		874	854,636
Playa Resorts Holding BV, 1st Lien Term Loan B, (LIBOR USD 1 Month + 2.75%), 3.75%, 04/29/24		611	520,494
Playtika Holding Corp., Term Loan B, (LIBOR USD 3 Month + 6.00%), 7.07%, 12/10/24		2,292	2,308,775
Scientific Games International, Inc., Term Loan B, (LIBOR USD 3 Month + 2.75%), 2.91% - 3.61%, 08/14/24		1,539	1,398,495
Station Casinos LLC, Term Loan B, 02/08/27(p)		3,025	2,785,072
Whatabrands LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 2.92%, 07/31/26		2,453	2,359,955
Wyndham Hotels & Resorts, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.91%, 05/30/25		983	934,800

			56,257,950

Household Durables — 0.0%(l)
Serta Simmons Bedding LLC, Term Loan, (LIBOR USD 1 Month + 7.50%), 8.50%, 08/10/23		981	725,827
Serta Simmons Bedding LLC, Term Loan, (LIBOR USD 1 Month + 7.50%), 8.50%, 08/10/23(d)		970	950,954

			1,676,781

Household Products — 0.0%
Reynolds Consumer Products LLC, Term Loan, (LIBOR USD 1 Month + 1.75%), 1.91%, 02/04/27(l)		1,390	1,360,643

Independent Power and Renewable Electricity Producers — 0.0%(l)
Calpine Corp., 1st Lien Term Loan B5, (LIBOR USD 1 Month + 2.25%), 2.42%, 01/15/24		2,543	2,486,465
Calpine Corp., Term Loan, (LIBOR USD 1 Month + 2.25%), 2.42%, 04/05/26		1,783	1,741,572

			4,228,037

Industrial Conglomerates — 0.1%(l)
AVSC Holding Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.25%), 4.25%, 03/03/25		8,540	6,082,127
Filtration Group Corp., Term Loan B, (LIBOR USD 1 Month + 3.00%), 3.16%, 03/31/25		3,640	3,553,648
Vertiv Group Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 3.16%, 03/02/27		9,618	9,389,470

			19,025,245

Security	Par (000)		Value

Insurance — 0.3%(l)
Alliant Holdings Intermediate LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 05/09/25	USD	1,246	$1,216,757
Alliant Holdings Intermediate LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.91%, 05/09/25		5,170	4,980,370
AmWINS Group, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 3.75%, 01/25/24		4,802	4,732,459
AssuredPartners, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 3.66%, 02/12/27		2,598	2,515,997
AssuredPartners, Inc., Term Loan B, (LIBOR USD 1 Month + 4.50%), 5.50%, 02/12/27		1,091	1,080,352
Asurion LLC, 1st Lien Term Loan B6, (LIBOR USD 1 Month + 3.00%), 3.16%, 11/03/23		4,400	4,328,102
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 6.66%, 08/04/25		2,304	2,320,901
Asurion LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 3.16%, 11/03/24		5,470	5,376,452
Asurion LLC, Term Loan B4, (LIBOR USD 1 Month + 3.00%), 3.16%, 08/04/22		786	774,905
HUB International Ltd., Term Loan B:
(LIBOR USD 3 Month + 3.00%), 3.22% - 3.26%, 04/25/25		1,928	1,869,592
(LIBOR USD 3 Month + 4.00%), 5.00%, 04/25/25		4,785	4,786,493
Ryan Specialty Group, Term Loan, 06/29/27(p)		2,303	2,285,728
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, 12/31/25(p)		4,259	4,056,621
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.00%), 4.16%, 09/03/26		2,019	1,968,381
Sedgwick Claims Management Services, Term Loan, (LIBOR USD 1 Month + 4.25%), 5.25%, 09/03/26		1,893	1,867,766
USI, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 3.31%, 05/16/24		7,107	6,859,708
USI, Inc., Term Loan B, (LIBOR USD 3 Month + 4.00%), 4.31%, 12/02/26		259	254,884

			51,275,468

IT Services — 0.8%(l)
Aligned Energy LLC, Term Loan, (LIBOR USD 6 Month + 3.68%), 3.18% - 3.68%, 10/09/23(d)		34,525	33,662,087
Ancestry.com Operations, Inc., Term Loan B:
(LIBOR USD 1 Month + 3.75%), 4.75%, 10/19/23		5,389	5,280,764
08/27/26(p)		626	606,042
Applied Systems, Inc., Term Loan:
(LIBOR USD 3 Month + 3.25%), 4.25%, 09/19/24		4,761	4,713,831
(LIBOR USD 3 Month + 7.00%), 8.00%, 09/19/25		736	740,828
Boxer Parent Co., Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 4.41%, 10/02/25		1,112	1,070,756
Camelot U.S. Acquisition 1 Co., Term Loan B, 10/30/26(p)		6,623	6,474,097
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 04/29/24		6,500	6,431,075
Epicor Software Corp. Term Loan, 07/30/27(p)		2,967	2,962,201
Epicor Software Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 06/01/22		2,362	2,360,120
Epicor Software Corp., 2nd Lien Term Loan, 07/31/28(p)		2,963	3,022,260
Evertec, Inc., Term Loan, 11/27/24(p)		841	822,399

100	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

IT Services (continued)
Greeneden US Holdings I LLC, Term Loan B, 12/01/23(p)	USD	8,417	$8,276,211
IG Investments Holdings LLC, Term Loan, (LIBOR USD 3 Month + 4.00%), 5.00%, 05/23/25		2,979	2,838,081
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.41%, 11/29/24		2,796	2,656,237
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 7.41%, 12/01/25		1,077	969,000
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 7.59%, 08/01/25		1,409	622,609
Presidio Holdings Inc., Term Loan B, (LIBOR USD 3 Month + 3.50%), 3.77%, 01/22/27		956	934,490
Pug LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 3.66%, 02/12/27		4,432	3,737,935
Rackspace Hosting, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.00%, 11/03/23		679	663,560
Solera LLC, Term Loan B1, (LIBOR USD 1 Month + 2.75%), 2.91%, 03/03/23		562	551,796
Sophia LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.25%, 09/30/22		4,747	4,710,268
SS&C Technologies Holdings, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.91%, 04/16/25		2,659	2,572,812
SS&C Technologies Holdings, Inc., Term Loan B5, (LIBOR USD 1 Month + 1.75%), 1.91%, 04/16/25		3,040	2,945,144
Trans Union LLC, Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.91%, 11/16/26		5,017	4,878,722
Veritas US Inc., Term Loan B1, 01/27/23(p)		595	568,125
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 4.66%, 08/27/25		3,851	3,829,247
Vertafore, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.41%, 07/02/25		7,265	6,896,438
VS Buyer LLC, Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.42%, 02/28/27		3,733	3,653,326
WEX, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 2.41%, 05/15/26		5,859	5,648,675

			125,099,136

Life Sciences Tools & Services — 0.1%(l)
Avantor Funding, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 3.25%, 11/21/24		1,582	1,569,176
eResearchTechnology, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 5.50%, 02/04/27		5,114	5,092,675
Iqvia, Inc., Term Loan B, (LIBOR USD 1 Month + 1.75%), 2.50%, 03/07/24		2,095	2,051,933

			8,713,784

Machinery — 0.1%(l)
Gates Global LLC, Term Loan B, (LIBOR USD 1 Month + 2.75%), 3.75%, 04/01/24		2,720	2,652,780
Ingersoll-Rand Services Co., Term Loan, (LIBOR USD 1 Month + 1.75%), 1.91%, 03/01/27		3,339	3,204,252
Terex Corp., Term Loan, (LIBOR USD 3 Month + 2.75%), 3.50%, 01/31/24(d)		419	410,326
Titan Acquisition Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 3.36%, 03/28/25		10,570	9,726,315
Vertical Midco GmbH, 1st Lien Term Loan, 07/14/27(p)		2,651	2,612,348

			18,606,021

Security	Par (000)		Value

Media — 0.3%(l)
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.00%, 07/12/24	USD	1,251	$1,222,757
Charter Communications Operating, Term Loan B1, (LIBOR USD 1 Month + 1.75%), 1.92%, 04/30/25		6,221	6,081,342
Clear Channel Outdoor Holdings, Inc., Term Loan, 08/21/26(p)		9,536	8,462,961
CSC Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 2.42%, 07/17/25		2,117	2,041,325
CSC Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 2.67%, 04/15/27		3,445	3,326,091
Intelsat Jackson Holdings SA, Term Loan:
(LIBOR USD 6 Month + 5.50%), 6.50% - 6.50%, 07/13/22		247	251,158
(LIBOR USD 6 Month + 4.75%), 8.00%, 11/27/23		310	311,792
LCPR Loan Financing LLC, Term Loan, (LIBOR USD 1 Month + 5.00%), 5.17%, 10/15/26		1,523	1,526,808
Learfield Communications LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.25%, 12/01/23		6,412	4,569,876
Lions Gate Capital Holdings LLC, Term Loan, (LIBOR USD 1 Month + 2.25%), 2.41%, 03/24/25		1,822	1,745,301
Midcontinent Communications, Term Loan, (LIBOR USD 6 Month + 1.75%), 1.91%, 08/15/26		1,201	1,166,541
Nexstar Broadcasting, Inc., Term Loan, (LIBOR USD 1 Month + 2.75%), 2.92%, 09/18/26		961	933,606
Radiate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 3.75%, 02/01/24		3,166	3,102,253
Sinclair Television Group, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 2.42%, 01/03/24		810	786,621
Terrier Media Buyer, Inc., Term Loan, (LIBOR USD 1 Month + 4.25%), 4.41%, 12/17/26		3,220	3,134,554
Trader Corp., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 09/28/23(d)		4,660	4,473,883
Virgin Media Bristol LLC, Term Loan, (LIBOR USD 1 Month + 2.50%), 2.67%, 01/31/28		3,224	3,124,532
Xplornet Communications, Inc., Term Loan, (LIBOR USD 1 Month + 4.75%), 4.91%, 06/10/27		3,000	2,918,430

			49,179,831

Metals & Mining — 0.0%(l)
Ball Metalpack Finco LLC, Term Loan, (LIBOR USD 3 Month + 4.50%), 4.86%, 07/31/25		1,967	1,839,249
Equinox Holdings, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.07%, 03/08/24		4,823	3,592,845

			5,432,094

Multiline Retail — 0.0%(l)
Neiman Marcus Group Ltd. Inc., Term Loan, 05/08/25(d)(p)		289	291,589
Neiman Marcus Group Ltd. LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 7.00%), 0.65%, 10/25/23		986	181,714
Neiman Marcus Group Ltd. LLC, Term Loan, (LIBOR USD 1 Month + 12.75%), 14.00% - 14.00%, 10/07/20		198	202,135

			675,438

Multi-Utilities — 0.0%
ExGen Renewables IV LLC, Term Loan, (LIBOR USD 3 Month + 3.00%), 4.00%, 11/28/24(l)		3,398	3,354,086

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels — 0.0%(l)
California Resources Corp., Term Loan, (LIBOR USD 3 Month + 10.38%), 11.38%, 12/31/21(f)(i)	USD	2,587	$81,938
Chesapeake Energy Corp., Term Loan, 06/24/24(p)		3,302	1,615,463
Euro Garages Ltd., Term Loan B, (LIBOR USD 6 Month + 4.00%), 5.07%, 02/07/25		2,201	2,087,460

			3,784,861

Personal Products — 0.0%
Sunshine Luxembourg VII SARL, Term Loan, (LIBOR USD 6 Month + 4.25%), 5.32%, 10/01/26(l)		7,993	7,948,066

Pharmaceuticals — 0.2%(l)
Amneal Pharmaceuticals LLC, Term Loan B18, (LIBOR USD 1 Month + 3.50%), 3.69%, 03/21/25		2,958	2,776,391
Bausch Health Cos., Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 3.18%, 06/02/25		11,717	11,513,541
Catalent, Inc., Term Loan B, (LIBOR USD 1 Month + 2.25%), 3.25%, 05/18/26		2,971	2,946,692
Elanco Animal Health, Inc., Term Loan B, 08/01/27(p)		5,457	5,313,809
Grifols Worldwide Operations Ltd., Term Loan B, (LIBOR USD 3 Month + 2.00%), 2.11%, 11/15/27		3,133	3,062,741
Jaguar Holding Co. I, Term Loan, (LIBOR USD 1 Month + 2.50%), 3.50%, 08/18/22		12,442	12,383,946

			37,997,120

Professional Services — 0.1%(l)
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, 02/06/26(p)		9,813	9,753,665
Nielsen Finance LLC, Term Loan B4, (LIBOR USD 1 Month + 2.00%), 2.18%, 10/04/23		—(q)	86
STG-Fairway Holdings LLC, Term Loan B, (LIBOR USD 3 Month + 3.50%), 4.57%, 01/31/27		2,672	2,503,343

			12,257,094

Real Estate Management & Development — 0.0%
Realogy Group LLC, Term Loan, 02/08/25(d)(l)(p)		283	267,634

Road & Rail — 0.1%(l)
Lineage Logistics LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 02/27/25		6,512	6,390,020
Uber Technologies, Inc., Term Loan, (LIBOR USD 1 Month + 3.50%), 3.66%, 07/13/23		4,259	4,160,974

			10,550,994

Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.16%, 09/19/26(l)		1,251	1,228,014

Software — 0.6%
Castle US Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.75%), 4.06%, 01/29/27(l)		3,472	3,259,107
Cornerstone OnDemand, Inc., Term Loan, (LIBOR USD 1 Month + 4.25%), 4.43%, 04/22/27(l)		1,767	1,750,655
DTI Holdco, Inc., Term Loan, (LIBOR USD 3 Month + 4.75%), 5.75%, 09/29/23(l)		1,734	1,368,793
Ellie Mae, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 3.75%), 4.06%, 04/17/26(l)		6,191	6,086,414
Informatica LLC, Term Loan:
7.13%, 02/25/25(r)		2,696	2,718,458
(LIBOR USD 1 Month + 3.25%), 3.41%, 02/25/27(l)		11,149	10,864,078

Security	Par (000)		Value

Software (continued)
McAfee LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 3.92%, 09/30/24(l)	USD	5,687	$5,626,117
MH Sub I LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 3.50%), 4.57%, 09/13/24(l)		5,684	5,519,482
MH SUB I LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 4.75%, 09/13/24(l)		1,106	1,095,858
Refinitiv US Holdings, Inc., Term Loan, 10/01/25(l)(p)		12,594	12,490,808
RP Crown Parent LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 2.75%), 3.75%, 10/12/23(l)		2,264	2,252,906
RP Crown Parent LLC, Term Loan, 02/02/26(l)(p)		994	988,988
Severin Acquisition LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.42%, 08/01/25(l)		6,565	6,340,425
SolarWinds, Inc., Term Loan B, (LIBOR USD 1 Month + 2.75%), 2.91%, 02/05/24(l)		4,692	4,614,695
SS&C Technologies Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 1.91%, 04/16/25(l)		1,868	1,807,543
TIBCO Software, Inc., 1st Lien Term Loan, 06/30/26(l)(p)		5,861	5,621,780
TIBCO Software, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 7.42%, 03/03/28(l)		5,559	5,301,836
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 3.91%, 05/04/26(l)		5,423	5,366,218
Ultimate Software Group, Inc., (The), Term Loan:(l)
(LIBOR USD 3 Month + 4.00%), 4.75%, 05/04/26		8,760	8,756,759
(LIBOR USD 3 Month + 6.75%), 7.50%, 05/03/27		2,831	2,878,193

			94,709,113

Specialty Retail — 0.1%(l)
Belron Finance US LLC, Term Loan B, (LIBOR USD 3 Month + 2.50%), 2.97%, 11/07/24		1,565	1,529,665
Belron Finance US LLC, Term Loan B1, (LIBOR USD 3 Month + 2.50%), 2.93%, 11/13/25		1,324	1,294,054
IAA, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 2.44%, 06/28/26(d)		475	465,258
MED ParentCo LP, Delayed Draw Term Loan, (LIBOR USD 3 Month + 4.25%), 4.62% - 4.61%, 08/31/26		293	264,926
MED ParentCo LP, Term Loan, (LIBOR USD 3 Month + 4.25%), 4.61%, 08/31/26		1,671	1,509,930
Midas Intermediate Holdco II LLC, Term Loan B, (LIBOR USD 3 Month + 2.75%), 3.75%, 08/18/21		1,642	1,433,484
PetSmart, Inc., Term Loan, (LIBOR USD 3 Month + 4.00%), 5.00%, 03/11/22		6,480	6,443,822

			12,941,139

Technology Hardware, Storage & Peripherals — 0.0%
Western Digital Corp., 1st Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.91%, 04/29/23(l)		2,064	2,024,377

Trading Companies & Distributors — 0.0%
HD Supply, Inc., Term Loan, (LIBOR USD 1 Month + 1.75%), 1.91%, 10/17/23(l)		4,759	4,684,130

102	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Wireless Telecommunication Services — 0.1%(l)
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 4.30%, 05/27/24	USD	2,154	$1,844,914
Hargray Communications Group, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 05/16/24		1,710	1,671,019
SBA Senior Finance II LLC, 2nd Lien Term Loan B, (LIBOR USD 1 Month + 1.75%), 1.92%, 04/06/25		3,888	3,767,352
T-Mobile USA, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 3.16%, 04/01/27		11,005	11,040,326

			18,323,611

Total Floating Rate Loan Interests — 6.1% (Cost: $1,055,520,175)			1,014,568,525

Foreign Agency Obligations — 0.4%

Bahrain — 0.0%
CBB International Sukuk Programme Co. SPC, 6.25%, 11/14/24(b)		868	937,169

Chile — 0.0%
Empresa de Transporte de Pasajeros Metro SA(b):
3.65%, 05/07/30		455	506,187
5.00%, 01/25/47		3,365	4,158,930

			4,665,117

China — 0.0%
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	1,800	2,089,168
China Cinda Asset Management Co. Ltd., 4.45%(a)(m)	USD	630	635,119
China Minmetals Corp., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.72%), 3.75%(a)(m)		520	526,662
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		1,100	1,080,750
Inner Mongolia High-Grade High Way Construction and Development Co. Ltd., 4.38%, 12/04/20		432	430,725

			4,762,424

Colombia — 0.1%
Ecopetrol SA, 5.38%, 06/26/26		4,642	5,135,212

France — 0.0%
Electricite de France SA(a)(m):
(EUR Swap Annual 6 Year + 3.44%), 4.00% EUR		1,800	2,214,715
(EUR Swap Annual 12 Year + 3.04%), 5.00%		200	258,964
(GBP Swap 13 Year + 3.96%), 6.00%	GBP	600	850,057
(EUR Swap Annual 5 Year + 3.20%), 3.00%	EUR	1,000	1,162,086

			4,485,822

Indonesia — 0.1%
Bank Tabungan Negara Persero Tbk. PT, 4.20%, 01/23/25	USD	2,262	2,240,794
Pertamina Persero PT, 4.30%, 05/20/23		4,713	5,041,349
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara:
6.15%, 05/21/48		2,900	3,910,469
4.88%, 07/17/49		1,800	2,090,812

			13,283,424

Security	Par (000)		Value

Italy — 0.0%
Banca Monte dei Paschi di Siena SpA:
3.63%, 09/24/24	EUR	100	$120,100
2.63%, 04/28/25		1,625	1,879,982

			2,000,082

Mexico — 0.1%
Petroleos Mexicanos:
6.88%, 08/04/26	USD	8,470	8,421,297
6.84%, 01/23/30(b)		5,358	4,962,011
5.95%, 01/28/31(b)		6,552	5,634,720

			19,018,028

Panama — 0.1%
AES Panama SRL, 6.00%, 06/25/22(b)		8,333	8,424,142

Total Foreign Agency Obligations — 0.4% (Cost: $60,627,032)			62,711,420

Foreign Government Obligations — 1.9%

Bahrain — 0.0%
Kingdom of Bahrain, 7.00%, 01/26/26		4,889	5,478,736

Brazil — 0.1%
Federative Republic of Brazil:
4.88%, 01/22/21		4,643	4,735,860
4.63%, 01/13/28		6,631	7,244,367

			11,980,227

Chile — 0.2%
Corp. Nacional del Cobre de Chile, 3.75%, 01/15/31(b)		1,175	1,330,687
Republic of Chile:
3.13%, 03/27/25		454	499,400
3.13%, 01/21/26		4,700	5,244,906
3.24%, 02/06/28		14,208	15,952,920
2.45%, 01/31/31		3,633	3,881,861

			26,909,774

Colombia — 0.2%
Republic of Colombia:
4.00%, 02/26/24		1,712	1,832,910
8.13%, 05/21/24		10,300	12,571,150
4.50%, 01/28/26		9,363	10,442,671
3.88%, 04/25/27		2,562	2,788,737
4.50%, 03/15/29		3,308	3,753,546
4.13%, 05/15/51		1,110	1,234,528

			32,623,542

Dominican Republic — 0.1%
Dominican Republic Government Bond:
5.50%, 01/27/25		6,365	6,593,742
6.88%, 01/29/26		3,450	3,797,156
5.95%, 01/25/27		2,355	2,488,941

			12,879,839

Egypt — 0.1%
Arab Republic of Egypt:
6.13%, 01/31/22(b)		1,915	1,960,481
6.13%, 01/31/22		1,155	1,182,431
5.75%, 05/29/24(b)		2,510	2,535,100
5.88%, 06/11/25		3,568	3,608,140
7.60%, 03/01/29		4,215	4,288,763
6.38%, 04/11/31(b)	EUR	4,285	4,678,416

			18,253,331

Hungary — 0.0%
Hungary Government Bond, 5.75%, 11/22/23	USD	4,402	5,063,676

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Indonesia — 0.1%
Republic of Indonesia:
3.75%, 04/25/22	USD	4,394	$4,575,253
4.75%, 01/08/26		6,864	7,932,210
3.50%, 01/11/28		1,220	1,340,856
4.10%, 04/24/28		4,070	4,660,150
4.75%, 02/11/29		1,527	1,836,217

			20,344,686

Israel — 0.0%
State of Israel Government Bond, 2.75%, 07/03/30		4,315	4,765,378

Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22		2,585	1,869,278

Mexico — 0.1%
United Mexican States:
4.50%, 04/22/29		5,024	5,619,030
4.35%, 01/15/47		8,830	9,545,230

			15,164,260

Mongolia — 0.0%
Government of Mongolia, 8.75%, 03/09/24		4,517	4,970,112

Panama — 0.1%
Republic of Panama:
4.00%, 09/22/24		9,720	10,728,450
3.88%, 03/17/28		1,187	1,377,291
4.50%, 04/01/56		2,640	3,550,800

			15,656,541

Paraguay — 0.1%
Republic of Paraguay:
4.95%, 04/28/31(b)		5,265	5,981,040
5.40%, 03/30/50(b)		4,031	5,021,114
5.40%, 03/30/50		2,075	2,584,672

			13,586,826

Peru — 0.1%
Republic of Peru:
7.35%, 07/21/25		5,886	7,637,085
2.39%, 01/23/26		3,358	3,576,270
4.13%, 08/25/27		3,060	3,622,275

			14,835,630

Philippines — 0.1%
Republic of Philippines:
4.20%, 01/21/24		4,039	4,454,260
5.50%, 03/30/26		8,685	10,747,687

			15,201,947

Poland — 0.0%
Republic of Poland:
3.00%, 03/17/23		2,283	2,426,401
3.25%, 04/06/26		2,279	2,567,436

			4,993,837

Qatar — 0.1%
State of Qatar:
4.50%, 04/23/28		4,627	5,604,454
4.00%, 03/14/29(b)		12,805	15,205,937

			20,810,391

Romania — 0.0%
Romania Government Bond, 3.00%, 02/14/31(b)		2,870	2,923,813

Russia — 0.2%
Russian Federation:
4.75%, 05/27/26		14,600	16,855,700

Security	Par (000)		Value

Russia (continued)
4.25%, 06/23/27	USD	7,000	$7,892,500

			24,748,200

Saudi Arabia — 0.1%
Kingdom of Saudi Arabia:
4.00%, 04/17/25		3,327	3,726,240
3.63%, 03/04/28		2,470	2,767,944
4.38%, 04/16/29(b)		7,447	8,871,238
Saudi Arabian Oil Co.(b):
2.88%, 04/16/24		590	620,975
3.50%, 04/16/29		3,125	3,487,305

			19,473,702

Sri Lanka — 0.1%
Democratic Socialist Republic of Sri Lanka:
6.25%, 10/04/20		3,585	3,475,209
6.25%, 07/27/21		473	429,987
5.75%, 01/18/22		1,750	1,519,219
6.85%, 03/14/24		2,968	2,356,777
6.35%, 06/28/24		1,718	1,359,367
7.85%, 03/14/29		6,918	5,160,396
7.55%, 03/28/30		1,716	1,260,188

			15,561,143

Ukraine — 0.1%
Ukraine Government Bond:
8.99%, 02/01/24		3,160	3,389,100
7.75%, 09/01/27		1,112	1,135,282
9.75%, 11/01/28		522	581,704
7.25%, 03/15/33(b)		1,905	1,843,088

			6,949,174

Uruguay — 0.0%
Oriental Republic of Uruguay, 4.38%, 10/27/27		4,449	5,245,227

Total Foreign Government Obligations — 1.9% (Cost: $294,917,884)			320,289,270

Shares

Investment Companies — 2.7%*
iShares iBoxx $ High Yield Corporate Bond ETF		2,924,724	249,742,182
iShares MBS ETF(h)		993,810	110,134,024
iShares Short-Term Corporate Bond ETF(h)		1,587,302	87,380,975

Total Investment Companies — 2.7% (Cost: $435,097,484)			447,257,181

Par (000)

Non-Agency Mortgage-Backed Securities — 6.5%

Collateralized Mortgage Obligations — 2.6%
Adjustable Rate Mortgage Trust(c):
Series 2005-8, Class 2A1, 3.47%, 11/25/35		2,489	2,197,470
Series 2005-8, Class 7A2, 0.73%, 11/25/35		1,456	1,389,746
Series 2005-9, Class 5A1, 0.71%, 11/25/35		1,216	1,185,586
Alternative Loan Trust:
Series 2005-16, Class A1, 2.97%, 06/25/35(c)		551	499,734
Series 2005-36, Class 2A1A, 0.48%, 08/25/35(c)		1,782	1,518,591
Series 2005-61, Class 1A1, 0.69%, 12/25/35(c)		289	259,046
Series 2005-63, Class 3A3, 3.64%, 11/25/35(c)		2,871	2,388,484
Series 2005-63, Class 5A1, 3.78%, 12/25/35(c)		175	165,500
Series 2005-64CB, Class 1A1, 5.50%, 12/25/35		81	78,518

104	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Series 2005-72, Class A3, 0.77%, 01/25/36(c)	USD	3,048	$2,736,482
Series 2005-76, Class 2A1, 2.32%, 02/25/36(c)		5,957	5,353,348
Series 2006-11CB, Class 1A5, 6.00%, 05/25/36		845	666,387
Series 2006-15CB, Class A1, 6.50%, 06/25/36		1,247	917,042
Series 2006-20CB, Class A9, 6.00%, 07/25/36		598	412,385
Series 2006-2CB, Class A6, 5.50%, 03/25/36		924	628,242
Series 2006-45T1, Class 1A10, 6.00%, 02/25/37		3,394	2,290,326
Series 2006-45T1, Class 2A2, 6.00%, 02/25/37		2,208	1,673,280
Series 2006-7CB, Class 1A6, 6.00%, 05/25/36		1,009	747,549
Series 2006-9T1, Class A7, 6.00%, 05/25/36		435	305,005
Series 2006-J7, Class 2A1, 2.26%, 11/20/46(c)		5,489	3,942,490
Series 2006-J8, Class A5, 6.00%, 02/25/37		1,547	995,305
Series 2006-OA14, Class 1A1, 3.05%, 11/25/46(c)		7,582	6,169,832
Series 2006-OA14, Class 2A1, 0.36%, 11/25/46(c)		6,697	5,761,466
Series 2006-OA14, Class 3A1, 2.17%, 11/25/46(c)		10,509	8,882,290
Series 2006-OA16, Class A2, 0.36%, 10/25/46(c)		452	416,289
Series 2006-OA2, Class A1, 0.40%, 05/20/46(c)		1,899	1,469,547
Series 2006-OA3, Class 2A1, 0.38%, 05/25/36(c)		10,777	9,288,563
Series 2006-OA8, Class 1A1, 0.36%, 07/25/46(c)		14,878	12,769,598
Series 2007-12T1, Class A22, 5.75%, 06/25/37		2,270	1,601,618
Series 2007-12T1, Class A5, 6.00%, 06/25/37		504	364,955
Series 2007-15CB, Class A7, 6.00%, 07/25/37		340	289,270
Series 2007-18CB, Class 2A25, 6.00%, 08/25/37		309	268,359
Series 2007-19, Class 1A4, 6.00%, 08/25/37		1,463	1,092,164
Series 2007-19, Class 1A8, 6.00%, 08/25/37		712	531,382
Series 2007-25, Class 1A3, 6.50%, 11/25/37		3,899	2,778,695
Series 2007-9T1, Class 1A1, 6.00%, 05/25/37		608	362,448
Series 2007-9T1, Class 2A1, 6.00%, 05/25/37		3,469	1,938,454
Series 2007-9T1, Class 2A2, 6.00%, 05/25/37		595	332,741
Series 2007-AL1, Class A1, 0.42%, 06/25/37(c)		7,590	5,700,468
Series 2007-J1, Class 2A5, 6.00%, 03/25/37		1,711	939,333
Series 2007-OA11, Class A1A, 2.70%, 11/25/47(c)		2,290	1,948,526
Series 2007-OA3, Class 1A1, 0.31%, 04/25/47(c)		13,442	11,993,659
Series 2007-OA4, Class A1, 0.34%, 05/25/47(c)		4,992	4,480,043
Series 2007-OA8, Class 2A1, 0.35%, 06/25/47(c)		11,778	8,803,596
Alternative Loan Trust Resecuritization, Series 2006-22R, Class 1A6, 6.00%, 05/25/36		1,321	1,070,289

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
American Home Mortgage Assets Trust:
Series 2006-3, Class 1A1, 2.29%, 10/25/46(c)	USD	13,491	$12,152,105
Series 2006-3, Class 2A11, 2.26%, 10/25/46(c)		6,196	4,950,728
Series 2007-3, Class 22A1, 6.25%, 06/25/37(e)		962	880,318
Banc of America Funding Trust(c):
Series 2006-7, Class T2A3, 5.69%, 10/25/36		540	522,587
Series 2006-D, Class 6A1, 3.47%, 05/20/36		399	381,303
Series 2007-D, Class 1A1, 0.40%, 06/20/47		1,558	1,345,513
Banc of America Mortgage Trust, Series 2004- L, Class 4A1, 3.86%, 01/25/35(c)		8	7,311
Bear Stearns ALT-A Trust, Series 2006-2, Class 11A1, 0.61%, 04/25/36(c)		7,227	8,850,649
Bear Stearns Asset-Backed Securities I Trust(e):
Series 2005-AC9, Class A5, 6.25%, 12/25/35		941	870,082
Series 2006-AC1, Class 1A2, 6.25%, 02/25/36		1,115	964,793
Bear Stearns Mortgage Funding Trust(c):
Series 2007-AR2, Class A1, 0.34%, 03/25/37		1,614	1,418,901
Series 2007-AR3, Class 1A1, 0.31%, 03/25/37		2,708	2,469,227
Series 2007-AR4, Class 1A1, 0.37%, 09/25/47		2,806	2,580,017
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/49(b)(c)		471	483,530
CHL Mortgage Pass-Through Trust:
Series 2005-11, Class 4A1, 0.44%, 04/25/35(c)		1,553	1,498,906
Series 2005-9, Class 1A1, 0.77%, 05/25/35(c)		3,781	3,129,331
Series 2006-OA4, Class A1, 2.28%, 04/25/46(c)		2,959	1,262,884
Series 2007-21, Class 1A1, 6.25%, 02/25/38		219	165,402
Series 2007-J2, Class 2A6, 6.00%, 07/25/37		750	451,461
Series 2007-J2, Class 2A8, 6.00%, 07/25/37		1,145	689,385
CitiMortgage Alternative Loan Trust, Series 2007-A1, Class 1A5, 6.00%, 01/25/37		102	102,288
CSMC Mortgage-Backed Trust, Series 2006-8, Class 1A1, 4.50%, 10/25/21		13	12,481
CSMC Series, Series 2008-2R, Class 1A1, 6.00%, 07/25/37(b)		744	700,396
CSMC Trust(b)(c):
Series 2011-4R, Class 1A2, 1.67%, 09/27/37		7,152	6,376,323
Series 2018-RPL8, Class A1, 4.12%, 07/25/58		21,435	21,517,034
Series 2019-JR1, Class A1, 4.10%, 09/27/66		4,989	5,009,541
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class 3A1, 0.36%, 08/25/47(c)		15,051	12,749,150
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA8, Class 1A1, 2.55%, 02/25/37(c)		1,746	1,313,310
GMACM Mortgage Loan Trust, Series 2005- AR2, Class 4A, 3.67%, 05/25/35(c)		51	48,295
GreenPoint Mortgage Funding Trust(c):
Series 2006-AR1, Class GA1B, 0.34%, 02/25/36		5,285	4,881,365
Series 2006-AR2, Class 4A1, 3.32%, 03/25/36		1,862	1,749,354
GSR Mortgage Loan Trust:
Series 2006-4F, Class 1A1, 5.00%, 05/25/36		7	21,184
Series 2006-OA1, Class 1A1, 0.39%, 08/25/46(c)		27,819	9,632,363
Impac CMB Trust, Series 2005-6, Class 1A1, 0.67%, 10/25/35(c)		2,235	2,077,451

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
IndyMac IMSC Mortgage Loan Trust:
Series 2007-F2, Class 1A4, 6.00%, 07/25/37	USD	836	$805,608
Series 2007-F2, Class 2A1, 6.50%, 07/25/37		2,264	1,261,171
IndyMac INDX Mortgage Loan Trust(c):
Series 2007-AR15, Class 1A1, 3.26%, 08/25/37		142	122,105
Series 2007-AR15, Class 2A1, 3.31%, 08/25/37		640	519,031
JPMorgan Trust, Series 2015-3, Class A5, 3.50%, 05/25/45(b)(c)		476	477,633
Lehman XS Trust, Series 2007-20N, Class A1, 1.32%, 12/25/37(c)		11,868	10,791,979
LHOME Mortgage Trust(b):
Series 2019-RTL2, Class A1, 3.84%, 03/25/24		19,000	19,050,073
Series 2019-RTL3, Class A1, 3.87%, 07/25/24		7,000	7,041,546
LSTAR Securities Investment Ltd., Series 2019-3, Class A1, 1.67%, 04/01/24(b)(c)		15,869	15,632,107
LSTAR Securities Investment Trust(b)(c):
Series 2019-1, Class A1, 1.87%, 03/01/24		3,085	3,051,462
Series 2019-2, Class A1, 1.67%, 04/01/24		12,209	12,085,883
Merrill Lynch Mortgage Investors Trust(c):
Series 2005-A9, Class 2A1E, 3.81%, 12/25/35		787	737,888
Series 2006-1, Class 2A1, 3.01%, 02/25/36		444	444,247
New Residential Mortgage Loan Trust, Series 2016-3A, Class A1B, 3.25%, 09/25/56(b)(c)		379	398,533
Octagon Investment Partners 26 Ltd., Series 2016-1, Class AR, 2.08%, 04/20/31(c)		2,250	2,091,035
Prima Capital CRE Securitization Ltd.(b)(d):
Series 2015-4A, Class C, 4.00%, 08/24/49		3,210	3,094,440
Series 2016-6A, Class C, 4.00%, 08/24/40		16,500	14,850,000
Prime Mortgage Trust(b):
Series 2006-DR1, Class 1A2, 6.00%, 05/25/35		7	6,150
Series 2006-DR1, Class 2A1, 5.50%, 05/25/35		520	427,605
RALI Trust, Series 2007-QS4, Class 3A2, 6.00%, 03/25/37		239	228,027
RCO V Mortgage LLC, Series 2019-1, Class A1, 3.72%, 05/24/24(b)(e)		8,430	8,471,268
Residential Asset Securitization Trust, Series 2006-A15, Class A12, 6.25%, 01/25/37		343	199,475
RFMSI Trust, Series 2007-S7, Class A20, 6.00%, 07/25/37		56	52,039
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 3.93%, 04/25/47(c)		282	183,435
Structured Asset Mortgage Investments II Trust(c):
Series 2006-AR2, Class A1, 0.40%, 02/25/36		1,290	1,110,021
Series 2006-AR4, Class 3A1, 0.36%, 06/25/36		9,640	8,461,453
Series 2006-AR6, Class 2A1, 0.36%, 07/25/46		13,394	10,346,171
Series 2007-AR4, Class GA4B, 0.35%, 09/25/47		2,877	2,756,520
Toorak Mortgage Corp. Ltd.(e):
Series 2019-2, Class A1, 3.72%, 09/25/22		12,000	11,986,145
Series 2020-1, Class A1, 2.73%, 03/25/23(b)		33,000	32,371,653
WaMu Mortgage Pass-Through Certificates Trust(c):
Series 2007-OA4, Class 1A, 2.09%, 05/25/47		2,128	1,871,252

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Series 2007-OA5, Class 1A, 2.07%, 06/25/47	USD	7,691	$6,932,882
Series 2007-OA6, Class 1A, 2.13%, 07/25/47		4,126	3,477,302
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust:
Series 2006-8, Class A5, 4.24%, 10/25/36(e)		1,258	661,334
Series 2006-AR5, Class 1A, 2.30%, 06/25/46(c)		5,898	4,115,884
Series 2006-AR8, Class 2A, 2.17%, 10/25/46(c)		6,668	5,680,781
Series 2007-OA1, Class 2A, 2.04%, 12/25/46(c)		5,650	4,636,276
Series 2007-OA5, Class A1A, 2.16%, 05/25/47(c)		4,055	3,505,224

			430,804,707

Commercial Mortgage-Backed Securities — 3.8%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(b)(c)		9,251	8,713,648
280 Park Avenue Mortgage Trust(b)(c):
Series 2017-280P, Class A, 1.05%, 09/15/34		975	969,829
Series 2017-280P, Class E, 2.29%, 09/15/34		29,015	27,644,607
AOA Mortgage Trust, Series 2015-1177, Class A, 2.96%, 12/13/29(b)		1,250	1,257,890
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 2.27%, 04/15/35(b)(c)		3,467	3,121,914
Atrium Hotel Portfolio Trust(b)(c):
Series 2017-ATRM, Class D, 2.12%, 12/15/36		11,310	9,746,348
Series 2017-ATRM, Class E, 3.22%, 12/15/36		1,490	1,209,847
BAMLL Commercial Mortgage Securities Trust(b) (c):
Series 2016-ISQ, Class E, 3.61%, 08/14/34		20,187	19,233,689
Series 2017-SCH, Class CL, 1.67%, 11/15/32		3,225	2,749,151
Series 2017-SCH, Class DL, 2.17%, 11/15/32		3,965	3,229,215
Series 2018-DSNY, Class D, 1.87%, 09/15/34		11,982	11,062,147
BANK, Series 2017-BNK7, Class ASB, 3.27%, 09/15/60		1,300	1,416,389
Barclays Commercial Mortgage Trust, Series 2019-C3, Class C, 4.18%, 05/15/52		3,442	3,127,994
Bayview Commercial Asset Trust(b)(c):
Series 2005-2A, Class A1, 0.48%, 08/25/35		4,040	3,687,186
Series 2005-3A, Class A1, 0.49%, 11/25/35		913	845,661
Series 2007-1, Class A1, 0.39%, 03/25/37		5,673	5,304,840
Series 2007-3, Class A2, 0.46%, 07/25/37		5,171	4,389,706
Series 2007-4A, Class A1, 0.62%, 09/25/37		1,402	1,267,348
Series 2007-6A, Class A4A, 1.67%, 12/25/37		2,150	1,966,728
Bayview Commercial Mortgage Pass-Through Trust, Series 2006-SP1, Class M3, 1.03%, 04/25/36(b)(c)		953	952,749
BBCMS Mortgage Trust(b)(c):
Series 2018-CHRS, Class E, 4.27%, 08/05/38		1,750	1,199,872
Series 2018-TALL, Class D, 1.62%, 03/15/37		2,000	1,862,118
BBCMS Trust, Series 2015-STP, Class E, 4.28%, 09/10/28(b)(c)		375	372,337
BB-UBS Trust, Series 2012-SHOW, Class E, 4.03%, 11/05/36(b)(c)		2,672	2,134,529

106	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities Trust(c):
Series 2005-PW10, Class B, 5.63%, 12/11/40	USD	3,658	$3,666,923
Series 2007-PW18, Class B, 6.48%, 06/11/50(b)		2,239	2,281,558
Benchmark Mortgage Trust(c):
Series 2018-B3, Class D, 3.06%, 04/10/51(b)		1,250	843,176
Series 2018-B7, Class C, 4.86%, 05/15/53		4,770	4,904,743
BWAY Mortgage Trust(b):
Series 2013-1515, Class D, 3.63%, 03/10/33		3,600	3,626,848
Series 2013-1515, Class E, 3.72%, 03/10/33		2,000	1,977,808
Series 2015-1740, Class E, 4.45%, 01/10/35(c)		1,351	1,244,965
BX Commercial Mortgage Trust(b)(c):
Series 2018-IND, Class A, 0.92%, 11/15/35		1,287	1,280,074
Series 2018-IND, Class G, 2.22%, 11/15/35		10,150	9,997,097
Series 2018-IND, Class H, 3.17%, 11/15/35		11,550	11,213,281
Series 2019-XL, Class A, 1.09%, 10/15/36		1,155	1,152,396
Series 2019-XL, Class G, 2.47%, 10/15/36		7,120	6,941,146
Series 2019-XL, Class J, 2.82%, 10/15/36		7,120	6,929,396
BX Trust, Series 2019-ATL, Class A, 1.26%, 10/15/36(b)(c)		850	811,753
BXP Trust(b)(c):
Series 2017-CC, Class D, 3.55%, 08/13/37		6,800	6,478,519
Series 2017-CC, Class E, 3.55%, 08/13/37		10,985	8,176,219
CD Mortgage Trust, Series 2016-CD1, Class ASB, 2.62%, 08/10/49		1,155	1,216,328
CFCRE Commercial Mortgage Trust:
Series 2011-C1, Class C, 6.09%, 04/15/44(b) (c)		3,027	3,080,793
Series 2016-C4, Class C, 4.87%, 05/10/58(c)		3,330	3,104,547
Series 2016-C7, Class ASB, 3.64%, 12/10/54		1,000	1,084,320
Series 2018-TAN, Class C, 5.29%, 02/15/33(b)		2,100	2,020,249
CGDBB Commercial Mortgage Trust(b)(c):
Series 2017-BIOC, Class A, 0.96%, 07/15/32		1,133	1,130,327
Series 2017-BIOC, Class D, 1.77%, 07/15/32		6,596	6,537,668
Series 2017-BIOC, Class E, 2.32%, 07/15/32		4,722	4,601,226
CGMS Commercial Mortgage Trust, Series 2017-B1, Class AAB, 3.24%, 08/15/50		1,125	1,216,636
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class A3, 2.82%, 04/10/46		1,581	1,631,296
Series 2014-GC19, Class C, 5.09%, 03/10/47(c)		2,278	2,387,263
Series 2015-GC27, Class AAB, 2.94%, 02/10/48		978	1,010,899
Series 2015-GC27, Class C, 4.42%, 02/10/48(c)		3,000	2,863,164
Series 2016-C1, Class C, 4.95%, 05/10/49(c)		2,870	2,990,661
Series 2016-C1, Class D, 4.95%, 05/10/49(b) (c)		980	723,310
Series 2016-C2, Class AAB, 2.71%, 08/10/49		930	971,042
Series 2016-GC37, Class C, 4.92%, 04/10/49(c)		2,640	2,493,724
Series 2016-GC37, Class D, 2.79%, 04/10/49(b)		3,446	2,321,757
Series 2016-P3, Class C, 4.89%, 04/15/49(c)		1,271	1,211,412
Series 2016-P5, Class AAB, 2.84%, 10/10/49		1,900	1,994,717
Series 2018-C6, Class C, 5.07%, 11/10/51(c)		3,976	3,857,019

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.73%, 06/10/44(b) (c)	USD	2,425	$2,421,533
Series 2012-LC4, Class A4, 3.29%, 12/10/44		1,344	1,364,858
Series 2013-300P, Class A1, 4.35%, 08/10/30(b)		960	1,029,141
Series 2013-300P, Class D, 4.39%, 08/10/30(b)(c)		3,000	3,043,798
Series 2013-CR12, Class A4, 4.05%, 10/10/46		965	1,050,621
Series 2013-CR7, Class ASB, 2.74%, 03/10/46		503	513,589
Series 2013-CR9, Class A4, 4.22%, 07/10/45(c)		1,550	1,664,147
Series 2013-GAM, Class E, 3.42%, 02/10/28(b)(c)		5,000	3,408,835
Series 2013-SFS, Class A1, 1.87%, 04/12/35(b)		302	299,533
Series 2014-CR15, Class ASB, 3.60%, 02/10/47		1,480	1,542,191
Series 2014-CR15, Class C, 4.74%, 02/10/47(c)		2,050	2,177,797
Series 2014-CR17, Class A5, 3.98%, 05/10/47		1,120	1,229,488
Series 2014-CR18, Class ASB, 3.45%, 07/15/47		1,465	1,511,491
Series 2014-CR21, Class A3, 3.53%, 12/10/47		815	882,139
Series 2014-LC15, Class ASB, 3.53%, 04/10/47		1,435	1,486,135
Series 2014-UBS2, Class A5, 3.96%, 03/10/47		1,000	1,089,271
Series 2014-UBS2, Class ASB, 3.47%, 03/10/47		448	463,921
Series 2015-CR23, Class B, 4.18%, 05/10/48(c)		9,520	10,204,992
Series 2015-CR26, Class A3, 3.36%, 10/10/48		770	833,429
Series 2015-LC19, Class A4, 3.18%, 02/10/48		2,620	2,834,594
Series 2015-LC19, Class C, 4.24%, 02/10/48(c)		6,513	6,647,443
Series 2015-LC19, Class D, 2.87%, 02/10/48(b)		2,490	2,166,285
Series 2015-LC21, Class ASB, 3.42%, 07/10/48		1,027	1,078,967
Series 2015-LC21, Class C, 4.34%, 07/10/48(c)		6,010	5,712,025
Series 2015-PC1, Class ASB, 3.61%, 07/10/50		571	601,055
Series 2016-667M, Class D, 3.18%, 10/10/36(b)(c)		3,200	3,095,818
Series 2016-CR28, Class A3, 3.50%, 02/10/49		2,415	2,670,487
Series 2016-DC2, Class ASB, 3.55%, 02/10/49		500	532,485
Series 2017-COR2, Class D, 3.00%, 09/10/50(b)		1,509	1,105,974
Series 2018-HCLV, Class B, 1.57%, 09/15/33(b)(c)		2,500	2,356,939
CSAIL Commercial Mortgage Trust:
Series 2015-C1, Class A4, 3.51%, 04/15/50		120	129,782
Series 2015-C2, Class ASB, 3.22%, 06/15/57		1,306	1,357,256
Series 2016-C6, Class C, 4.92%, 01/15/49(c)		3,950	3,718,574
Series 2018-C14, Class D, 4.89%, 11/15/51(b)(c)		5,030	4,376,244

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
CSWF, Series 2018-TOP, Class A, 1.17%, 08/15/35(b)(c)	USD	240	$233,140
DBJPM Mortgage Trust, Series 2016-C3, Class D, 3.49%, 08/10/49(b)(c)		5,845	4,209,726
DBUBS Mortgage Trust(b)(c):
Series 2017-BRBK, Class E, 3.53%, 10/10/34		10,428	10,274,470
Series 2017-BRBK, Class F, 3.53%, 10/10/34		3,710	3,586,224
Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A, 5.40%, 12/13/28(b)		1,825	1,834,229
GRACE Mortgage Trust(b):
Series 2014-GRCE, Class A, 3.37%, 06/10/28		1,500	1,507,133
Series 2014-GRCE, Class F, 3.59%, 06/10/28(c)		10,256	10,051,905
GS Mortgage Securities Corp. II:
Series 2005-ROCK, Class J, 5.86%, 05/03/32(b)		1,500	1,282,156
Series 2013-GC10, Class AAB, 2.56%, 02/10/46		1,001	1,013,321
GS Mortgage Securities Corp. Trust(b):
Series 2012-ALOH, Class A, 3.55%, 04/10/34		863	871,135
Series 2016-RENT, Class C, 4.07%, 02/10/29(c)		2,550	2,530,117
Series 2017-500K, Class D, 1.55%, 07/15/32(c)		1,130	1,110,087
Series 2017-500K, Class E, 1.75%, 07/15/32(c)		1,650	1,612,617
Series 2017-500K, Class F, 2.15%, 07/15/32(c)		3,000	2,924,479
Series 2017-500K, Class G, 2.85%, 07/15/32(c)		3,466	3,302,987
Series 2019-SOHO, Class A, 1.07%, 06/15/36(c)		1,000	982,492
GS Mortgage Securities Trust:
Series 2013-GC12, Class AAB, 2.68%, 06/10/46		1,091	1,105,329
Series 2013-GC16, Class AAB, 3.81%, 11/10/46		1,407	1,468,786
Series 2014-GC20, Class AAB, 3.66%, 04/10/47		1,566	1,633,551
Series 2014-GC22, Class A5, 3.86%, 06/10/47		1,155	1,260,440
Series 2014-GC24, Class AAB, 3.65%, 09/10/47		1,234	1,285,090
Series 2015-GC32, Class C, 4.43%, 07/10/48(c)		2,085	2,061,437
Series 2015-GC32, Class D, 3.35%, 07/10/48		2,282	1,485,680
Series 2015-GC34, Class A4, 3.51%, 10/10/48		900	992,111
Series 2015-GS1, Class A3, 3.73%, 11/10/48		1,160	1,288,490
Series 2016-GS3, Class AAB, 2.78%, 10/10/49		2,766	2,890,450
Series 2017-GS7, Class AAB, 3.20%, 08/10/50		490	528,922
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		2,749	2,025,484
Series 2017-GS7, Class E, 3.00%, 08/10/50(b)		1,260	869,850
Harvest Commercial Capital Loan Trust(b)(c):
Series 2019-1, Class M4, 4.64%, 09/25/46		3,150	2,900,474
Series 2019-1, Class M5, 5.73%, 09/25/46		2,000	1,874,940

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C12, Class A5, 3.66%, 07/15/45	USD	910	$968,157
Series 2013-C14, Class ASB, 3.76%, 08/15/46(c)		1,194	1,238,344
Series 2014-C21, Class A5, 3.77%, 08/15/47		1,335	1,456,307
Series 2014-C25, Class A4A1, 3.41%, 11/15/47		540	580,666
Series 2015-C28, Class ASB, 3.04%, 10/15/48		1,505	1,563,769
Series 2015-C33, Class D1, 4.11%, 12/15/48(b)(c)		1,898	1,435,489
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class C, 3.88%, 03/15/50(c)		5,137	4,692,747
Series 2017-JP5, Class D, 4.63%, 03/15/50(b)(c)		7,320	4,933,557
Series 2017-JP6, Class A3, 3.11%, 07/15/50		500	528,488
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class C, 4.51%, 03/15/50(c)		1,486	1,350,800
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6, Class A3, 3.51%, 05/15/45		1,716	1,775,931
Series 2012-CBX, Class A4, 3.48%, 06/15/45		2,019	2,063,511
Series 2012-HSBC, Class A, 3.09%, 07/05/32(b)		1,601	1,643,217
Series 2012-HSBC, Class D, 4.52%, 07/05/32(b)(c)		810	827,261
Series 2013-LC11, Class ASB, 2.55%, 04/15/46		1,243	1,266,009
Series 2014-C20, Class A5, 3.80%, 07/15/47		1,000	1,089,476
Series 2015-JP1, Class D, 4.23%, 01/15/49(c)		5,750	4,516,341
Series 2015-UES, Class D, 3.62%, 09/05/32(b)(c)		2,132	2,116,518
Series 2015-UES, Class E, 3.62%, 09/05/32(b)(c)		3,750	3,706,146
Series 2016-JP2, Class ASB, 2.71%, 08/15/49		2,250	2,353,504
Series 2018-WPT, Class FFX, 5.54%, 07/05/33(b)		2,840	2,676,187
Series 2019-OSB, Class E, 3.78%, 06/05/39(b)(c)		2,800	2,196,318
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1.97%, 05/15/36(b)(c)		12,751	12,315,154
LCCM Mortgage Trust(b):
Series 2014-909, Class A, 3.39%, 05/15/31		1,545	1,553,963
Series 2014-909, Class E, 3.90%, 05/15/31(c)		2,500	2,460,280
LSTAR Commercial Mortgage Trust, Series 2017-5, Class C, 4.87%, 03/10/50(b)(c)		3,375	3,132,836
MAD Mortgage Trust, Series 2017-330M, Class D, 3.98%, 08/15/34(b)(c)		3,305	3,342,733
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C10, Class A4, 4.08%, 07/15/46(c)		1,380	1,480,891
Series 2013-C12, Class A4, 4.26%, 10/15/46(c)		1,625	1,757,850
Series 2013-C9, Class A4, 3.10%, 05/15/46		1,850	1,932,066
Series 2014-C15, Class A4, 4.05%, 04/15/47		520	568,863
Series 2014-C18, Class A2, 3.19%, 10/15/47		106	105,625
Series 2014-C19, Class ASB, 3.33%, 12/15/47		886	923,638
Series 2015-C23, Class D, 4.15%, 07/15/50(b)(c)		1,427	1,193,917
Series 2015-C25, Class ASB, 3.38%, 10/15/48		1,045	1,102,421

108	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Series 2015-C25, Class D, 3.07%, 10/15/48	USD	3,435	$2,631,139
Series 2015-C26, Class D, 3.06%, 10/15/48(b)(d)		3,232	2,262,400
Series 2017-C33, Class C, 4.56%, 05/15/50(c)		3,161	3,012,152
Morgan Stanley Capital I Trust:
Series 2006-IQ11, Class C, 5.88%, 10/15/42(c)		2,670	2,638,790
Series 2014-CPT, Class E, 3.45%, 07/13/29(b)(c)		950	967,218
Series 2014-CPT, Class F, 3.45%, 07/13/29(b)(c)		5,625	5,726,950
Series 2014-CPT, Class G, 3.45%, 07/13/29(b)(c)		3,392	3,453,478
Series 2014-MP, Class A, 3.47%, 08/11/33(b)		1,500	1,530,504
Series 2015-MS1, Class D, 4.03%, 05/15/48(b)(c)		7,725	6,059,470
Series 2017-CLS, Class A, 0.87%, 11/15/34(b)(c)		2,000	1,988,165
Series 2017-CLS, Class E, 2.12%, 11/15/34(b)(c)		3,998	3,860,100
Series 2017-CLS, Class F, 2.77%, 11/15/34(b)(c)		7,904	7,665,516
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		7,130	4,862,182
Series 2017-HR2, Class D, 2.73%, 12/15/50(d)		1,570	1,257,413
Series 2018-H3, Class C, 4.85%, 07/15/51(c)		2,880	2,952,768
Series 2018-MP, Class E, 4.28%, 07/11/40(b)(c)		2,930	2,218,923
Series 2018-SUN, Class F, 2.72%, 07/15/35(b)(c)		4,040	3,744,335
Series 2019-L2, Class A4, 4.07%, 03/15/52		5,892	6,985,937
Olympic Tower Mortgage Trust,
Series 2017-OT, Class E, 3.95%, 05/10/39(b)(c)		8,300	7,161,179
USDC, Series 2018-USDC, Class F, 4.49%, 05/13/38(b)(c)		2,550	1,844,736
VCC Trust, Series 2020-MC1, Class A, 4.50%, 06/25/45(b)		19,364	19,018,070
Velocity Commercial Capital Loan Trust(b)(c):
Series 2014-1, Class M6, 8.18%, 09/25/44		3,309	3,219,319
Series 2020-1, Class M2, 2.98%, 02/25/50		3,480	3,262,277
VNDO Mortgage Trust(b)(c):
Series 2012-6AVE, Class E, 3.34%, 11/15/30		3,000	2,886,350
Series 2013-PENN, Class D, 3.95%, 12/13/29		5,060	4,984,253
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class A5, 3.45%, 02/15/48		1,918	2,089,239
Series 2015-NXS3, Class B, 4.55%, 09/15/57(c)		1,600	1,657,721
Series 2015-P2, Class D, 3.24%, 12/15/48(b)		1,093	799,627
Series 2016-C32, Class ASB, 3.32%, 01/15/59		514	544,140
Series 2016-C37, Class C, 4.49%, 12/15/49(c)(d)		4,000	3,694,000
Series 2016-LC25, Class C, 4.42%, 12/15/59(c)		8,320	7,491,489
Series 2016-NXS5, Class B, 4.94%, 01/15/59(c)		1,875	2,116,865
Series 2016-NXS5, Class D, 4.97%, 01/15/59(c)		2,750	2,070,145
Series 2016-NXS6, Class C, 4.31%, 11/15/49(c)		4,783	4,710,023
Series 2017-C39, Class A5, 3.42%, 09/15/50		1,557	1,746,286
Series 2017-C39, Class C, 4.12%, 09/15/50		3,268	3,298,142
Series 2017-C39, Class D, 4.35%, 09/15/50(b)(c)		1,690	1,268,402

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Series 2017-C41, Class D, 2.60%, 11/15/50(b)(c)	USD	787	$517,370
Series 2018-BXI, Class E, 2.33%, 12/15/36(b)(c)		1,300	1,241,367
Series 2018-C44, Class C, 4.83%, 05/15/51(c)		2,346	2,235,465
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		2,150	1,516,654
Series 2018-C45, Class C, 4.73%, 06/15/51		1,158	1,080,203
WFRBS Commercial Mortgage Trust:
Series 2012-C6, Class A4, 3.44%, 04/15/45		2,297	2,334,281
Series 2013-C12, Class ASB, 2.84%, 03/15/48		1,204	1,227,156
Series 2013-C15, Class A4, 4.15%, 08/15/46(c)		780	835,345
Series 2014-C20, Class A4, 3.72%, 05/15/47		760	806,660
Series 2014-C20, Class A5, 4.00%, 05/15/47		2,487	2,689,834
Series 2014-C20, Class ASB, 3.64%, 05/15/47		1,182	1,229,916
Series 2014-C22, Class C, 3.76%, 09/15/57(c)		1,300	1,187,684
Series 2014-C24, Class A5, 3.61%, 11/15/47		1,130	1,227,354
Series 2014-C25, Class A5, 3.63%, 11/15/47		1,400	1,522,926
Series 2014-LC14, Class A4, 3.77%, 03/15/47		605	651,848

			617,870,837

Interest Only Commercial Mortgage-Backed Securities — 0.1%(c)
BBCMS Trust(b):
Series 2015-SRCH, Class XA, 0.96%, 08/10/35		78,000	4,036,500
Series 2015-SRCH, Class XB, 0.19%, 08/10/35		35,000	471,800
CFCRE Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.13%, 11/10/49		63,245	3,527,196
Commercial Mortgage Trust:
Series 2014-UBS5, Class XB2, 0.74%, 09/10/47(b)		12,675	370,110
Series 2015-CR25, Class XA, 0.84%, 08/10/48		13,100	459,826
GS Mortgage Securities Trust, Series 2014-GC20, Class XA, 1.05%, 04/10/47		750	18,958
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class XA, 0.83%, 09/15/47		6,879	193,121
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)		40,477	1,575,952
LSTAR Commercial Mortgage Trust, Series 2017-5, Class X, 0.99%, 03/10/50(b)		42,794	1,470,554
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C15, Class XB, 0.34%, 04/15/47(b)		80,982	982,563
Series 2015-C26, Class XD, 1.34%, 10/15/48(b)		12,675	806,130
Series 2016-C32, Class XA, 0.72%, 12/15/49		31,757	1,127,336
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class XD, 1.61%, 03/15/49(b)		13,600	1,092,624
Natixis Commercial Mortgage Securities Trust(b):
Series 2017-75B, Class XA, 0.20%, 04/10/37		40,610	589,840
Series 2017-75B, Class XB, 0.03%, 04/10/37		27,000	100,057
VNDO Mortgage Trust, Series 2013-PENN, Class XA, 0.14%, 12/13/29(b)		121,745	24,349

SCHEDULES OF INVESTMENTS	109

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust:
Series 2016-BNK1, Class XD, 1.26%, 08/15/49(b)	USD	11,784	$744,867
Series 2016-LC25, Class XA, 0.97%, 12/15/59		22,284	900,254
WFRBS Commercial Mortgage Trust:
Series 2014-C20, Class XB, 0.57%, 05/15/47		57,079	1,194,304
Series 2014-LC14, Class XA, 1.19%, 03/15/47		46,681	1,500,014

			21,186,355

Total Non-Agency Mortgage-Backed Securities — 6.5% (Cost: $1,091,823,317)			1,069,861,899

Preferred Securities — 3.0%

Capital Trusts — 2.1%

Banks — 1.0%(l)(m)
Bank of America Corp.:
Series X, 6.25%		20,485	22,261,318
Series Z, 6.50%		7,382	8,261,531
Series AA, 6.10%		11,538	12,662,955
Citigroup, Inc., Series V, 4.70%		17,710	17,023,737
Fifth Third Bancorp, Series J, 3.44%		11,800	10,148,000
HSBC Holdings plc, 6.37%		2,000	1,985,000
JPMorgan Chase & Co.:
Series V, 3.62%		2,250	2,105,511
Series FF, 5.00%		10,555	10,625,662
Series X, 6.10%		2,015	2,130,863
Series HH, 4.60%		25,816	24,979,562
Lloyds Banking Group plc, 6.66%(b)		3,000	3,420,000
M&T Bank Corp., Series F, 5.13%		14,800	15,170,000
Postal Savings Bank of China Co. Ltd., 4.50%		1,439	1,467,780
Wells Fargo & Co.:
Series S, 5.90%		31,125	31,669,687
Series U, 5.87%		3,330	3,604,725

			167,516,331

Capital Markets — 0.5%(l)
Bank of New York Mellon Corp. (The), Series F, 4.62%(m)		10,850	11,202,027
Goldman Sachs Group, Inc. (The), Series M, 4.37%(m)		12,395	12,038,644
Morgan Stanley, Series H, 3.89%(m)		4,057	3,813,580
Northern Trust Corp., Series D, 4.60%(m)		20,575	21,243,687
State Street Corp., 1.31%, 06/15/47		36,000	29,162,108

			77,460,046

Consumer Finance — 0.4%(l)(m)
Capital One Financial Corp., Series E, 4.15%		30,363	26,415,810
Discover Financial Services, Series C, 5.50%		10,775	9,831,159
General Motors Financial Co., Inc., Series A, 5.75%		17,997	16,956,530

			53,203,499

Diversified Financial Services — 0.1%
Voya Financial, Inc., Series A, 6.13%(l)(m)		16,815	17,385,197

Entertainment — 0.0%
NBCUniversal Enterprise, Inc., 5.25%(b)(m)		146	147,095

Insurance — 0.0%
Progressive Corp. (The), Series B, 5.38%(l)(m)		9,110	9,179,555

Oil, Gas & Consumable Fuels — 0.1%(l)(m)
Energy Transfer Operating LP:
Series B, 6.63%		6,875	4,950,000
Series G, 7.13%		16,000	13,300,000
EnLink Midstream Partners LP, Series C, 6.00%		9,499	3,609,620
MPLX LP, Series B, 6.87%		170	148,909

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Plains All American Pipeline LP, Series B, 6.13%	USD	3,545	$2,477,069

			24,485,598

Total Capital Trusts — 2.1% (Cost: $364,425,461)			349,377,321

		Shares

Preferred Stocks — 0.8%
Banks — 0.2%(m)
KeyCorp, Series E, 6.13%(l)		375,000	10,563,750
Truist Bank, 9.00%(b)(d)		15	1,575,000
US Bancorp, Series F, 6.50%(l)		442,000	11,810,240

			23,948,990

Capital Markets — 0.2%
Morgan Stanley, Series K, 5.85%(l)(m)		820,000	23,460,200

Consumer Finance — 0.0%
SLM Corp., Series B, 2.01%(l)(m)		136,000	4,221,440

Diversified Telecommunication Services — 0.0%
Telefonica Brasil SA (Preference)		12,775	129,892

Electric Utilities — 0.0%
Cia de Transmissao de Energia Eletrica Paulista (Preference)		46,997	203,788
Entergy Arkansas LLC:
4.90%		102,000	2,652,000
4.88%		93,168	2,441,933
Entergy Louisiana LLC, 4.88%		32,274	837,510
Entergy Mississippi LLC, 4.90%		94,932	2,502,408
Entergy Texas, Inc., 5.63%		146,739	3,854,834

			12,492,473

Equity Real Estate Investment Trusts (REITs) — 0.0%
Firstar Realty LLC, 8.88%(b)(m)		5,000	5,500,000

Insurance — 0.1%
Allstate Corp. (The), Series H, 5.10%(m)		735,000	19,830,300

Oil, Gas & Consumable Fuels — 0.1%
Energy Transfer Operating LP, Series E, 7.60%(l)(m)		625,000	11,887,500

Technology Hardware, Storage & Peripherals — 0.2%
Samsung Electronics Co. Ltd. (Preference)		622,764	26,011,487

Total Preferred Stocks — 0.8% (Cost: $124,029,164)			127,482,282

Trust Preferreds — 0.1%

Commercial Services & Supplies — 0.1%
ILFC E-Capital Trust I, 3.02%, 12/21/65(b)(l)		16,872,000	8,419,296

Consumer Finance — 0.0%
ILFC E-Capital Trust II, 3.27%, 12/21/65(b)(l)		11,944,000	6,330,320

Total Trust Preferreds — 0.1% (Cost: $27,894,929)			14,749,616

Total Preferred Securities — 3.0% (Cost: $516,349,554)			491,609,219

Rights — 0.0%(f)

Diversified Telecommunication Services — 0.0%
Cellnex Telecom SA (Expires 08/08/20)		110,123	460,504

110	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities — 0.0%
EDP - Energias de Portugal SA (Expires 08/06/20)	344,944	$35,025

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co., CVR (Expires 12/31/20)	6,087	21,913

Total Rights — 0.0% (Cost: $12,965)		517,442

	Par (000)

U.S. Government Sponsored Agency Securities — 0.4%

Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp., Series 4777, Class CB, 3.50%, 10/15/45	2,275	2,400,766
Federal National Mortgage Association:
Series 2013-133, Class NA, 3.00%, 05/25/36	362	378,673
Series 2016-49, Class DA, 3.50%, 10/25/42	579	600,002
Series 2016-76, Class ME, 3.00%, 01/25/46	3,742	3,955,617
Series 2018-21, Class CA, 3.50%, 04/25/45	1,269	1,318,256
Government National Mortgage Association,
Series 2013-131, Class PA, 3.50%, 06/16/42	1,537	1,616,494

		10,269,808

Commercial Mortgage-Backed Securities — 0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KJ05, Class A2, 2.16%, 10/25/21	700	712,211
Federal Home Loan Mortgage Corp. Variable Rate Notes(c):
Series 2017-SB41, Class A7F, 2.69%, 09/25/24	1,492	1,547,270
Series 2018-K732, Class B, 4.06%, 05/25/25(b)	1,500	1,625,268
Series 2018-SB52, Class A5F, 3.25%, 05/25/23	734	771,263

		4,656,012

Interest Only Commercial Mortgage-Backed Securities — 0.0%(c)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes:
Series K055, Class X1, 1.36%, 03/25/26	22,245	1,456,531
Series K714, Class X1, 0.98%, 10/25/20	14,662	147
Government National Mortgage Association Variable Rate Notes, Series 2017-44, 0.68%, 04/17/51	23,193	1,107,864

		2,564,542

Mortgage-Backed Securities — 0.3%
Federal Home Loan Mortgage Corp.:
3.50%, 07/01/32	2,015	2,174,926
4.00%, 07/01/26 - 03/01/34	637	699,047
4.50%, 07/01/47 - 03/01/49	1,875	2,099,124
Federal Home Loan Mortgage Corp. Variable Rate Notes, (LIBOR USD 12 Month + 1.63%), 3.01%, 11/01/45(a)	878	908,270

Security		Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities:
2.50%, 04/01/28 - 04/01/33	USD	11,035	$11,736,242
3.00%, 09/01/28 - 09/01/32		3,401	3,596,102
3.50%, 06/01/32 - 04/01/34		3,142	3,370,299
4.00%, 05/01/27 - 03/01/34		1,153	1,229,146
4.50%, 04/01/24 - 07/01/49		19,987	22,180,626

			47,993,782

Total U.S. Government Sponsored Agency Securities — 0.4% (Cost: $63,504,058)			65,484,144

U.S. Treasury Obligations — 0.0%
U.S. Treasury Notes, 0.13%, 06/30/22		2,370	2,370,093

Total U.S. Treasury Obligations — 0.0% (Cost: $2,369,078)			2,370,093

		Shares

Warrants — 0.0%

Oil, Gas & Consumable Fuels — 0.0%
Occidental Petroleum Corp. (Issued/exercisable 07/06/20, 1 share for 1 warrant, Expires 07/06/27, Strike Price USD 22.00)(f)		1,212	6,787

Road & Rail — 0.0%
BTS Group Holdings PCL (Issued/exercisable 02/17/20, 100 shares for 1 warrant, Expires 02/16/21, Strike Price THB 14.00)(f)		17,650	523

Total Warrants — 0.0%			7,310

Total Long-Term Investments — 93.7% (Cost: $15,026,766,918)			15,471,486,362

Short-Term Securities — 8.6%(s)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.08%*		1,409,220,735	1,409,220,735
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 0.02%		4,517,511	4,517,511
SL Liquidity Series, LLC, Money Market Series, 0.38%(t)*		1,443,142	1,444,008

Total Short-Term Securities — 8.6% (Cost: $1,415,182,150)			1,415,182,254

Total Options Purchased — 0.0% (Cost: $136,645)			308,040

Total Investments Before Options Written — 102.3% (Cost: $16,442,085,713)			16,886,976,656

Total Options Written — (0.0)% (Premium Received — $69,521)			(145,890)

Total Investments Net of Options Written — 102.3% (Cost: $16,442,016,192)			16,886,830,766

Liabilities in Excess of Other Assets — (2.3)%			(378,187,545)

Net Assets — 100.0%			$16,508,643,221

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Non-income producing security.

SCHEDULES OF INVESTMENTS	111

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio

(g)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(h)	All or a portion of this security is on loan.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Convertible security.
(k)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(l)	Variable rate security. Rate shown is the rate in effect as of period end.
(m)	Perpetual security with no stated maturity date.
(n)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $340,444, representing less than 0.05% of its net assets as of period end, and an original cost of $293,982.

(o)	Zero-coupon bond.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	Amount is less than 500.
(r)	Fixed rate.
(s)	Annualized 7-day yield as of period end.
(t)	All or a portion of this security was purchased with the cash collateral from loaned securities.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased	Shares Sold	Shares Held at 07/31/20	Value at 07/31/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation )
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	783,040,104	626,180,631	—	1,409,220,735	$1,409,220,735	$8,153,740		$871		$—
SL Liquidity Series, LLC, Money Market Series(b)	184,750,442	—	(183,307,300)	1,443,142	1,444,008	638,586	(c)	(6,260)		(35,714)
iShares iBoxx $ High Yield Corporate Bond ETF	8,123,339	2,924,724	(8,123,339)	2,924,724	249,742,182	18,098,910		26,622,789		(12,226,069)
iShares iBoxx $ Investment Grade Corporate Bond ETF(d)	—	1,970,946	(1,970,946)	—	—	3,133,589		6,672,897		—
iShares MBS ETF	—	9,399,128	(8,405,318)	993,810	110,134,024	10,460,606		17,199,440		2,901,965
iShares Short-Term Corporate Bond ETF	4,485,005	1,587,302	(4,485,005)	1,587,302	87,380,975	1,744,105		4,383,776		(2,123,503)

					$1,857,921,924	$42,229,536		$54,873,513		$(11,483,321)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Fund.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

112	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
EURO STOXX 50 Index	12,614	09/18/20	$470,722	$(1,027,415)
MSCI Emerging Markets E-Mini Index	255	09/18/20	13,634	843,402
U.S. Treasury Long Bond	3,493	09/21/20	636,708	13,845,874
U.S. Treasury Ultra Bond	1,274	09/21/20	290,074	11,857,985
U.S. Treasury 2 Year Note	369	09/30/20	81,543	74,499

				25,594,345

Short Contracts
Euro-Schatz	7	09/08/20	925	(1,421)
GBP Currency	3,327	09/14/20	272,564	(7,251,138)
JPY Currency	810	09/14/20	95,777	(1,174,027)
S&P 500 E-Mini Index	1,792	09/18/20	292,410	(1,108,244)
U.S. Treasury 10 Year Note	2,848	09/21/20	398,943	(3,313,073)
U.S. Treasury 10 Year Ultra Note	7	09/21/20	1,115	(5,478)
U.S. Treasury 5 Year Note	11,994	09/30/20	1,512,743	(7,517,774)

				(20,371,155)

				$5,223,190

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,320,000	USD	1,550,962	BNP Paribas SA	08/20/20	$4,466
EUR	1,220,000	USD	1,434,669	Morgan Stanley & Co. International plc	08/20/20	2,924
EUR	3,470,000	USD	3,947,170	Natwest Markets plc	08/20/20	141,721
EUR	600,000	USD	703,826	UBS AG	08/20/20	3,187
EUR	730,000	USD	834,079	Westpac Banking Corp.	08/20/20	26,120
USD	2,784,469	EUR	2,350,000	State Street Bank and Trust Co.	09/03/20	14,477

						192,895

EUR	2,350,000	USD	2,782,763	State Street Bank and Trust Co.	08/05/20	(14,523)
USD	2,957,398	EUR	2,632,000	State Street Bank and Trust Co.	08/05/20	(143,030)
USD	1,088,831	EUR	940,000	Bank of America NA	08/20/20	(18,822)
USD	1,899,747	EUR	1,660,000	Bank of New York	08/20/20	(56,321)
USD	330,905,540	EUR	289,080,000	Barclays Bank plc	08/20/20	(9,733,263)
USD	39,635,746	GBP	31,390,000	Bank of America NA	08/20/20	(1,457,423)
USD	38,115	GBP	30,000	Bank of New York	08/20/20	(1,158)
USD	2,419,760	GBP	1,900,000	BNP Paribas SA	08/20/20	(67,562)
USD	484,042	GBP	380,000	Canadian Imperial Bank of Commerce	08/20/20	(13,423)
USD	2,268,761	GBP	1,760,000	UBS AG	08/20/20	(35,284)
USD	519,292	GBP	400,000	Westpac Banking Corp.	08/20/20	(4,355)
USD	3,057,661	EUR	2,719,814	Bank of America NA	09/15/20	(149,098)
USD	4,589,118	HKD	35,615,000	Bank of America NA	09/15/20	(6,217)
USD	4,589,127	HKD	35,614,378	Morgan Stanley & Co. International plc	09/15/20	(6,129)
USD	1,453,749	HKD	11,269,642	UBS AG	09/15/20	(351)
USD	6,180,388	EUR	5,438,801	Citibank NA	09/16/20	(232,298)

						(11,939,257)

SCHEDULES OF INVESTMENTS	113

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
S&P 500 Index	42	09/18/20	USD	3,400.00	USD	13,739	$135,240
S&P 500 Index	24	12/18/20	USD	3,500.00	USD	7,851	172,800

							$308,040

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
S&P 500 Index	42	09/18/20	USD	3,500.00	USD	13,739	$(45,570)
S&P 500 Index	24	12/18/20	USD	3,600.00	USD	7,851	(100,320)

							$(145,890)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.34.V1	1.00%	Quarterly	06/20/25	USD	7,605	$(120,343)	$(113,081)	$(7,262)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	Barclays Bank plc	12/20/20	USD	10,000	$(48,113)	$(2,029)	$(46,084)
Standard Chartered Bank	1.00	Quarterly	Morgan Stanley & Co. International plc	12/20/20	EUR	840	(4,524)	1,283	(5,807)
SES SA	1.00	Quarterly	Credit Suisse International	06/20/25	EUR	491	230	11,472	(11,242)
SES SA	1.00	Quarterly	Credit Suisse International	06/20/25	EUR	469	219	12,075	(11,856)

							$(52,188)	$22,801	$(74,989)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank plc	06/20/23	B	EUR	455		$(100,937)	$(34,648)	$(66,289)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/23	NR	EUR	100		(22,186)	(7,786)	(14,400)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank plc	06/20/23	B	EUR	215		(47,706)	(16,920)	(30,786)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	B	EUR	13		(2,848)	(1,129)	(1,719)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank NA	06/20/23	NR	EUR	91		(20,105)	(7,670)	(12,435)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	91		(20,125)	(7,678)	(12,447)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	54		(12,075)	(4,312)	(7,763)

114	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank NA	06/20/23	NR	EUR	36		$(8,050)	$(2,875)	$(5,175)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	120		(14,875)	—	(14,875)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	220		(27,272)	6,849	(34,121)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	390		(48,345)	21,143	(69,488)
Altice France SA	5.00	Quarterly	Credit Suisse International	06/20/25	B	EUR	450		50,873	50,843	30
Casino Guichard Perrachon SA	5.00	Quarterly	Credit Suisse International	06/20/25	B	EUR	470		(79,963)	(30,900)	(49,063)
Rolls-Royce plc	1.00	Quarterly	Citibank NA	06/20/25	BB	EUR	210		(35,018)	(37,263)	2,245
Rolls-Royce plc	1.00	Quarterly	Citibank NA	06/20/25	BB	EUR	460		(76,789)	(81,716)	4,927
Rolls-Royce plc	1.00	Quarterly	JPMorgan Chase Bank NA	06/20/25	BB	EUR	490		(81,768)	(70,859)	(10,909)
CMBX.NA.9.A	2.00	Monthly	Credit Suisse International	09/17/58	NR	USD	3,750		(264,270)	(109,109)	(155,161)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/58	NR	USD	3,750		(750,275)	(364,869)	(385,406)

									$(1,561,734)	$(698,899)	$(862,835)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)	Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	HSBC Bank plc(a)	02/10/23	$16	$(1)	$15	0.0%
	Monthly	JPMorgan Chase Bank NA(b)	02/08/23	15	(1)	14	0.0

					$(2)	$29

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread of 25 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmark used in determining the variable rate of interest is Intercontinental Exchange USD LIBOR 1 Month.

(b)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread of 0 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmark used in determining the variable rate of interest is Intercontinental Exchange USD LIBOR 1 Month.

SCHEDULES OF INVESTMENTS	115

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio

The following table represents the individual long positions and related values of equity securities underlying the total return swap with HSBC Bank plc, as of July 31, 2020, expiration date 02/10/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

United Kingdom
Prudential plc	1	$15	100.0%

Total Reference Entity — Long		15

Net Value of Reference Entity — HSBC Bank plc		$15

The following table represents the individual long positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank NA, as of July 31, 2020, expiration date 02/08/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

United Kingdom
Prudential plc	1	$14	100.0%

Total Reference Entity — Long		14

Net Value of Reference Entity — JPMorgan Chase Bank NA		$14

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$—	$(113,081)	$—	$(7,262)	$—
OTC Swaps	103,665	(779,763)	7,202	(945,028)	—
Options Written	N/A	N/A	2,546	(78,915)	(145,890)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$843,402	$—	$25,778,358	$—	$26,621,760
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	192,895	—	—	192,895
Options purchased
Investments at value — unaffiliated (b)	—	—	308,040	—	—	—	308,040
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	110,867	—	—	—	—	110,867

	$—	$110,867	$1,151,442	$192,895	$25,778,358	$—	$27,233,562

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	2,135,659	8,425,165	10,837,746	—	21,398,570
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	11,939,257	—	—	11,939,257
Options written
Options written at value	—	—	145,890	—	—	—	145,890
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	7,262	—	—	—	—	7,262
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,724,789	2	—	—	—	1,724,791

	$—	$1,732,051	$2,281,551	$20,364,422	$10,837,746	$—	$35,215,770

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

116	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts		Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$(29,656)	$—	$195,820,111	$13,659,710	$286,558,495		$—	$496,008,660
Forward foreign currency exchange contracts	—	—	—	14,580,234	—		—	14,580,234
Options purchased(a)	—	—	478,408	—	—		—	478,408
Options written	—	—	(2,146,940)	—	—		—	(2,146,940)
Swaps	—	30,801,636	—	—	—		—	30,801,636

	$(29,656)	$30,801,636	$194,151,579	$28,239,944	$286,558,495		$—	$539,721,998

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	(6,784,740)	(31,345,401)	(34,276,393)		—	(72,406,534)
Forward foreign currency exchange contracts	—	—	—	(18,312,096)	—		—	(18,312,096)
Options purchased(b)	—	—	189,716	—	—		—	189,716
Options written	—	—	(76,369)	—	—		—	(76,369)
Swaps	—	(386,176)	(2)	—	—		—	(386,178)

	$—	$(386,176)	$(6,671,395)	$(49,657,497)		$(34,276,393)	$—	$(90,991,461)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,089,014,095
Average notional value of contracts — short	1,645,982,231
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	398,046,511
Average amounts sold — in USD	10,953,970
Options:
Average value of option contracts purchased	4,431,378
Average value of option contracts written	55,750
Credit default swaps:
Average notional value — buy protection	141,425,693
Average notional value — sell protection	14,220,116
Total return swaps:
Average notional value	1

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$882,898	$6,148,708
Forward foreign currency exchange contracts	192,895	11,939,257
Options(a)	308,040	145,890
Swaps — Centrally cleared	—	2,136
Swaps — OTC(b)	110,867	1,724,791

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,494,700	$19,960,782
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,190,938)	(6,296,734)

Total derivative assets and liabilities subject to an MNA	$303,762	$13,664,048

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	117

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
BNP Paribas SA	$4,466	$(4,466)	$—	$—	$—
Citibank NA	7,172	(7,172)	—	—	—
Credit Suisse International	102,412	(102,412)	—	—	—
Morgan Stanley & Co. International plc	4,207	(4,207)	—	—	—
Natwest Markets plc	141,721	—	—	—	141,721
State Street Bank and Trust Co.	14,477	(14,477)	—	—	—
UBS AG	3,187	(3,187)	—	—	—
Westpac Banking Corp.	26,120	(4,355)	—	—	21,765

	$303,762	$(140,276)	$—	$—	$163,486

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (c)(e)
Bank of America NA	$1,631,560	$—	$—	$—	$1,631,560
Bank of New York	57,479	—	—	—	57,479
Barclays Bank plc	9,952,205	—	—	(440,000)	9,512,205
BNP Paribas SA	67,562	(4,466)	—	—	63,096
Canadian Imperial Bank of Commerce	13,423	—	—	—	13,423
Citibank NA	374,230	(7,172)	—	—	367,058
Credit Suisse International	485,815	(102,412)	—	(383,403)	—
HSBC Bank plc	1	—	—	—	1
JPMorgan Chase Bank NA	122,019	—	—	—	122,019
Morgan Stanley & Co. International plc	762,211	(4,207)	—	(758,004)	—
State Street Bank and Trust Co.	157,553	(14,477)	—	—	143,076
UBS AG	35,635	(3,187)	—	—	32,448
Westpac Banking Corp.	4,355	(4,355)	—	—	—

	$13,664,048	$(140,276)	$—	$(1,581,407)	$11,942,365

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

118	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,891,423,288	$21,054,655	$1,912,477,943
Common Stocks:
Aerospace & Defense	23,736,325	13,131,726	—	36,868,051
Air Freight & Logistics	4,101,573	21,205,308	—	25,306,881
Airlines	3,982,754	—	—	3,982,754
Auto Components	835,196	798,246	—	1,633,442
Automobiles	635,136	21,162,812	—	21,797,948
Banks	38,506,006	112,618,235	—	151,124,241
Beverages	47,093,785	13,344,013	—	60,437,798
Biotechnology	25,696,859	8,146,910	—	33,843,769
Building Products	10,502,857	6,843,301	—	17,346,158
Capital Markets	13,710,616	—	—	13,710,616
Chemicals	8,047,625	15,684,672	—	23,732,297
Commercial Services & Supplies	1,699,133	5,984,074	195,104	7,878,311
Communications Equipment	14,122,577	478,731	—	14,601,308
Construction & Engineering	182,831	14,432,152	—	14,614,983
Construction Materials	312,337	12,679,151	—	12,991,488
Consumer Finance	1,444,067	6,952,729	—	8,396,796
Containers & Packaging	8,576,539	8,719,417	—	17,295,956
Distributors	9,873,255	—	—	9,873,255
Diversified Consumer Services	400,176	390,520	—	790,696
Diversified Financial Services	4,164,828	615	—	4,165,443
Diversified Telecommunication Services	24,411,587	34,581,110	—	58,992,697
Electric Utilities	94,330,360	48,053,616	—	142,383,976
Electrical Equipment	8,326,684	15,826,697	—	24,153,381
Electronic Equipment, Instruments & Components	1,718,955	20,822,585	—	22,541,540
Energy Equipment & Services	1,192,757	—	—	1,192,757
Entertainment	11,594,867	1,725,575	—	13,320,442
Equity Real Estate Investment Trusts (REITs)	357,466,819	183,623,277	—	541,090,096
Food & Staples Retailing	21,625,846	12,806,871	—	34,432,717
Food Products	6,090,598	40,125,682	—	46,216,280
Gas Utilities	5,596,908	19,302,239	—	24,899,147
Health Care Equipment & Supplies	33,269,071	21,768,780	—	55,037,851
Health Care Providers & Services	10,344,240	15,057,204	—	25,401,444
Health Care Technology	2,216,656	—	—	2,216,656
Hotels, Restaurants & Leisure	17,503,364	9,144,637	—	26,648,001
Household Durables	2,990,299	23,364,243	—	26,354,542
Household Products	22,623,171	7,132,110	—	29,755,281
Independent Power and Renewable Electricity Producers	109,245	7,357,688	—	7,466,933
Industrial Conglomerates	6,306,949	431,288	—	6,738,237
Insurance	11,488,093	71,324,848	—	82,812,941
Interactive Media & Services	31,960,690	39,460,739	—	71,421,429
Internet & Direct Marketing Retail	38,990,275	4,449,678	—	43,439,953
IT Services	58,651,806	9,867,273	—	68,519,079
Leisure Products	12,309,027	—	—	12,309,027
Life Sciences Tools & Services	5,195,253	13,850,416	—	19,045,669
Machinery	16,933,790	36,401,760	—	53,335,550
Marine	—	2,542,720	—	2,542,720
Media	14,785,569	3,680,417	—	18,465,986
Metals & Mining	21,058,111	5,932,242	—	26,990,353
Multiline Retail	3,492,409	—	—	3,492,409
Multi-Utilities	63,458,001	25,066,562	—	88,524,563
Oil, Gas & Consumable Fuels	63,060,350	19,702,290	—	82,762,640
Personal Products	498,671	24,954,863	—	25,453,534
Pharmaceuticals	44,967,462	96,058,492	—	141,025,954
Professional Services	13,785,767	10,660,238	—	24,446,005

SCHEDULES OF INVESTMENTS	119

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio

	Level 1	Level 2	Level 3	Total
Real Estate Management & Development	$159,206	$118,938,917	$—	$119,098,123
Road & Rail	19,276,585	5,882,837	—	25,159,422
Semiconductors & Semiconductor Equipment	40,785,021	55,538,576	—	96,323,597
Software	51,735,039	1,074,662	—	52,809,701
Specialty Retail	20,821,406	11,186,163	—	32,007,569
Technology Hardware, Storage & Peripherals	35,924,415	17,196,253	—	53,120,668
Textiles, Apparel & Luxury Goods	4,280,706	17,119,483	—	21,400,189
Thrifts & Mortgage Finance	—	7,265,784	—	7,265,784
Tobacco	23,453,438	27,295,408	—	50,748,846
Trading Companies & Distributors	2,072,702	3,780,342	—	5,853,044
Transportation Infrastructure	6,298,531	105,676,225	—	111,974,756
Water Utilities	12,554,326	873,059	—	13,427,385
Wireless Telecommunication Services	14,990,826	62,717,082	61,960	77,769,868
Corporate Bonds	—	5,587,860,287	—	5,587,860,287
Equity-Linked Notes	—	1,495,690,696	—	1,495,690,696
Floating Rate Loan Interests:
Aerospace & Defense	—	21,799,910	—	21,799,910
Airlines	—	9,015,904	—	9,015,904
Auto Components	—	12,128,958	—	12,128,958
Automobiles	—	5,344,635	—	5,344,635
Building Products	—	8,244,973	—	8,244,973
Capital Markets	—	5,022,167	1,559,135	6,581,302
Chemicals	—	26,385,427	4,536,027	30,921,454
Commercial Services & Supplies	—	36,580,684	1,496,711	38,077,395
Construction & Engineering	—	4,647,040	—	4,647,040
Construction Materials	—	12,185,938	—	12,185,938
Containers & Packaging	—	30,157,515	—	30,157,515
Diversified Consumer Services	—	26,749,560	—	26,749,560
Diversified Financial Services	—	70,645,059	39,798,759	110,443,818
Diversified Telecommunication Services	—	37,592,715	—	37,592,715
Electric Utilities	—	7,616,754	—	7,616,754
Electrical Equipment	—	2,075,974	—	2,075,974
Entertainment	—	10,222,237	—	10,222,237
Equity Real Estate Investment Trusts (REITs)	—	2,370,895	1,172,545	3,543,440
Food & Staples Retailing	—	8,774,399	—	8,774,399
Food Products	—	28,821,006	—	28,821,006
Health Care Equipment & Supplies	—	9,468,692	—	9,468,692
Health Care Providers & Services	—	32,026,369	1,068,284	33,094,653
Health Care Technology	—	5,459,586	—	5,459,586
Hotels, Restaurants & Leisure	—	41,534,152	14,723,798	56,257,950
Household Durables	—	725,827	950,954	1,676,781
Household Products	—	1,360,643	—	1,360,643
Independent Power and Renewable Electricity Producers	—	4,228,037	—	4,228,037
Industrial Conglomerates	—	19,025,245	—	19,025,245
Insurance	—	51,275,468	—	51,275,468
IT Services	—	91,437,049	33,662,087	125,099,136
Life Sciences Tools & Services	—	8,713,784	—	8,713,784
Machinery	—	18,195,695	410,326	18,606,021
Media	—	44,705,948	4,473,883	49,179,831
Metals & Mining	—	5,432,094	—	5,432,094
Multiline Retail	—	383,849	291,589	675,438
Multi-Utilities	—	3,354,086	—	3,354,086
Oil, Gas & Consumable Fuels	—	3,784,861	—	3,784,861
Personal Products	—	7,948,066	—	7,948,066
Pharmaceuticals	—	37,997,120	—	37,997,120
Professional Services	—	12,257,094	—	12,257,094
Real Estate Management & Development	—	—	267,634	267,634
Road & Rail	—	10,550,994	—	10,550,994
Semiconductors & Semiconductor Equipment	—	1,228,014	—	1,228,014
Software	—	94,709,113	—	94,709,113
Specialty Retail	—	12,475,881	465,258	12,941,139
Technology Hardware, Storage & Peripherals	—	2,024,377	—	2,024,377
Trading Companies & Distributors	—	4,684,130	—	4,684,130
Wireless Telecommunication Services	—	18,323,611	—	18,323,611
Foreign Agency Obligations	—	62,711,420	—	62,711,420
Foreign Government Obligations	—	320,289,270	—	320,289,270

120	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio

	Level 1	Level 2	Level 3	Total
Investment Companies	$447,257,181	$—	$—	$447,257,181
Non-Agency Mortgage-Backed Securities	—	1,044,703,646	25,158,253	1,069,861,899
Preferred Securities:
Banks	22,373,990	167,516,331	1,575,000	191,465,321
Capital Markets	23,460,200	77,460,046	—	100,920,246
Commercial Services & Supplies	—	8,419,296	—	8,419,296
Consumer Finance	4,221,440	59,533,819	—	63,755,259
Diversified Financial Services	—	17,385,197	—	17,385,197
Diversified Telecommunication Services	129,892	—	—	129,892
Electric Utilities	12,492,473	—	—	12,492,473
Entertainment	—	147,095	—	147,095
Equity Real Estate Investment Trusts (REITs)	—	5,500,000	—	5,500,000
Insurance	19,830,300	9,179,555	—	29,009,855
Oil, Gas & Consumable Fuels	11,887,500	24,485,598	—	36,373,098
Technology Hardware, Storage & Peripherals	—	26,011,487	—	26,011,487
Rights	517,442	—	—	517,442
U.S. Government Sponsored Agency Securities	—	65,484,144	—	65,484,144
U.S. Treasury Obligations	—	2,370,093	—	2,370,093
Warrants	6,787	523	—	7,310
Short-Term Securities	1,413,738,246	—	—	1,413,738,246
Options Purchased:
Equity contracts	308,040	—	—	308,040
Unfunded Floating Rate Loan Interests (a)	—	5,810	—	5,810
Liabilities:
Unfunded Floating Rate Loan Interests (a)	—	(57,255)	(102,437)	(159,692)

Subtotal	$3,434,553,817	$13,298,005,424	$152,819,525	$16,885,378,766

Investments valued at NAV (b)				1,444,008

Total Investments				$16,886,822,774

Derivative Financial Instruments (c)
Assets:
Credit contracts	$—	$7,202	$—	$7,202
Equity contracts	843,402	—	—	843,402
Foreign currency exchange contracts	—	192,895	—	192,895
Interest rate contracts	25,778,358	—	—	25,778,358
Liabilities:
Credit contracts	—	(952,288)	—	(952,288)
Equity contracts	(2,281,549)	(2)	—	(2,281,551)
Foreign currency exchange contracts	(8,425,165)	(11,939,257)	—	(20,364,422)
Interest rate contracts	(10,837,746)	—	—	(10,837,746)

	$5,077,300	$(12,691,450)	$—	$(7,614,150)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

SCHEDULES OF INVESTMENTS	121

Schedule of Investments (continued) July 31, 2020	BlackRock Multi-Asset Income Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	Unfunded Floating Rate Loan Interests	Total
Investments:
Assets/Liabilities:
Opening balance, as of July 31, 2019	$44,384,839	$132,671	$688,350	$151,953,207	$38,593,120	$1,608,971	$—	$237,361,158
Transfers into level 3	1,058,767	65,790	—	78,372,619	8,637,606	—	—	88,134,782
Transfers out of level 3	(25,098,091)	—	(688,350)	(18,933,967)	(19,000,000)	—	—	(63,720,408)
Accrued discounts/premiums	8,850	—	—	23,199	39,073	—	—	71,122
Net realized gain (loss)	5,128	1,029	—	(722,505)	—	—	—	(716,348)
Net change in unrealized appreciation (depreciation) (a)(b)	(361,664)	65,708	—	(3,489,025)	(3,111,546)	(33,971)	(102,437)	(7,032,935)
Purchases	3,482,503	58,991	—	43,401,451	—	—	—	46,942,945
Sales	(2,425,677)	(67,125)	—	(145,727,989)	—	—	—	(148,220,791)

Closing balance, as of July 31, 2020	$21,054,655	$257,064	$—	$104,876,990	$25,158,253	$1,575,000	$(102,437)	$152,819,525

Net change in unrealized appreciation (depreciation) on investments still held at July 31, 2020 (b)	$(361,664)	$65,708	$—	$(3,443,714)	$(3,111,546)	$(33,971)	$(102,437)	$(6,987,624)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at July 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

122	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2020

	BlackRock Dynamic High Income Portfolio	BlackRock Multi-Asset Income Portfolio

ASSETS
Investments at value — unaffiliated (a)(b)	$979,037,114	$15,029,054,732
Investments at value — affiliated (c)	240,821,558	1,857,921,924
Cash	—	124,128
Cash pledged:
Collateral — OTC derivatives	—	2,220,000
Futures contracts	26,671,742	127,926,000
Centrally cleared swaps	—	128,000
Foreign currency at value (d)	9,685,817	65,917,437
Receivables:
Investments sold	15,254,210	62,799,378
Securities lending income — affiliated	705	22,045
Capital shares sold	2,177,173	46,030,768
Dividends — affiliated	125,567	57,394
Dividends — unaffiliated	577,416	14,887,683
Interest — unaffiliated	7,328,385	97,442,889
From the Manager	26,784	268,051
Variation margin on futures contracts	450,089	882,898
Swap premiums paid	97	103,665
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	192,895
OTC swaps	26,458	7,202
Unfunded floating rate loan interests	431	5,810
Prepaid expenses	62,389	351,138

Total assets	1,282,245,935	17,306,344,037

LIABILITIES
Bank overdraft	48,892	—
Cash collateral on securities loaned at value	1,060,682	1,392,347
Options written at value (e)	—	145,890
Payables:
Investments purchased	89,602,949	710,397,950
Accounting services fees	102,511	404,908
Administration fees	39,961	458,144
Capital shares redeemed	4,123,487	40,445,005
Custodian fees	82,287	464,333
Deferred foreign capital gain tax	—	838,622
Income dividend distributions	827,289	8,205,987
Investment advisory fees	347,242	5,711,688
Trustees’ and Officer’s fees	3,818	64,921
Other affiliate fees	177	45,821
Printing and postage fees	35,344	168,967
Professional fees	93,443	202,582
Registration fees	154,023	2,913,063
Service and distribution fees	67,451	2,533,794
Transfer agent fees	243,447	2,976,816
Other accrued expenses	42,992	355,394
Variation margin on futures contracts	958,750	6,148,708
Variation margin on centrally cleared swaps	—	2,136
Swap premiums received	103	779,763
Unrealized depreciation on:
Forward foreign currency exchange contracts	7,665	11,939,257
OTC swaps	60,974	945,028
Unfunded floating rate loan interests	1,508	159,692

Total liabilities	97,904,995	797,700,816

NET ASSETS	$1,184,340,940	$16,508,643,221

FINANCIAL STATEMENTS	123

Statements of Assets and Liabilities  (continued)

July 31, 2020

	BlackRock Dynamic High Income Portfolio	BlackRock Multi-Asset Income Portfolio

NET ASSETS CONSIST OF
Paid-in capital	$1,270,761,444	$17,354,913,461
Accumulated loss	(86,420,504)	(846,270,240)

NET ASSETS	$1,184,340,940	$16,508,643,221

(a) Investments at cost — unaffiliated	$976,597,371	$14,596,323,590
(b) Securities loaned at value	$1,057,265	$1,397,528
(c) Investments at cost — affiliated	$238,104,212	$1,845,762,123
(d) Foreign currency at cost	$9,313,267	$64,599,530
(e) Premiums received	$—	$69,521

See notes to financial statements.

124	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

July 31, 2020

	BlackRock Dynamic High Income Portfolio	BlackRock Multi- Asset Income Portfolio

NET ASSET VALUE
Institutional
Net assets	$828,901,391	$9,311,984,012

Share outstanding (f)	91,785,752	877,039,242

Net asset value	$9.03	$10.62

Investor A
Net assets	$147,033,610	$4,521,698,695

Share outstanding (f)	16,275,328	426,352,689

Net asset value	$9.03	$10.61

Investor C
Net assets	$41,749,066	$1,757,991,196

Share outstanding (f)	4,626,973	165,964,391

Net asset value	$9.02	$10.59

Class K
Net assets	$166,656,873	$916,969,318

Share outstanding (f)	18,444,630	86,406,009

Net asset value	$9.04	$10.61

(f)	Unlimited number of shares authorized, $ 0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	125

Statements of Operations

Year Ended July 31, 2020

	BlackRock Dynamic High Income Portfolio	BlackRock Multi-Asset Income Portfolio

INVESTMENT INCOME
Dividends — affiliated	$6,754,823	$41,590,950
Dividends — unaffiliated	8,547,168	132,871,384
Interest — unaffiliated	59,223,852	737,518,245
Securities lending income — affiliated — net	51,328	638,586
Foreign taxes withheld	(422,431)	(5,516,432)

Total investment income	74,154,740	907,102,733

EXPENSES
Investment advisory	6,856,302	85,273,192
Transfer agent — class specific	894,704	11,295,333
Service and distribution — class specific	738,511	32,148,718
Administration	469,846	5,523,964
Administration — class specific	230,599	3,340,759
Registration	226,194	2,427,635
Custodian	204,487	1,242,679
Accounting services	191,029	1,021,016
Professional	96,174	355,560
Printing and postage	18,642	190,065
Trustees and Officer	11,501	262,835
Miscellaneous	5,247	347,613

Total expenses	9,943,236	143,429,369

Less:
Fees waived and/or reimbursed by the Manager	(1,197,401)	(13,091,259)
Transfer agent fees waived and/or reimbursed — class specific	(289,431)	(3,410,622)
Administration fees waived — class specific	(227,614)	(3,338,787)

Total expenses after fees waived and/or reimbursed	8,228,790	123,588,701

Net investment income	65,925,950	783,514,032

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	5,640,566	54,872,642
Investments — unaffiliated (a)	(128,761,871)	(1,059,160,206)
Capital gain distributions from underlying funds — affiliated	267	871
Forward foreign currency exchange contracts	461,380	14,580,234
Foreign currency transactions	(42,736)	(13,326,075)
Futures contracts	21,702,554	496,008,660
Options written	—	(2,146,940)
Swaps	3,785,307	30,801,636

	(97,214,533)	(478,369,178)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	189,266	(11,483,321)
Investments — unaffiliated (b)	702,249	75,574,056
Forward foreign currency exchange contracts	(38,434)	(18,312,096)
Foreign currency translations	604,016	3,397,776
Futures contracts	(408,504)	(72,406,534)
Options written	—	(76,369)
Swaps	(22,779)	(386,178)
Unfunded floating rate loan interests	(1,077)	(160,964)

	1,024,737	(23,853,630)

Net realized and unrealized loss	(96,189,796)	(502,222,808)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(30,263,846)	$281,291,224

(a) Net of foreign capital gain tax	$—	$(46,864)
(b) Net of foreign capital gain tax	$—	$(33,044)

See notes to financial statements.

126	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Dynamic High Income Portfolio		BlackRock Multi-Asset Income Portfolio

	Year Ended July 31,		Year Ended July 31,

	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$65,925,950	$48,478,430	$783,514,032	$800,695,960
Net realized loss	(97,214,533)	(6,951,019)	(478,369,178)	(140,680,735)
Net change in unrealized appreciation (depreciation)	1,024,737	7,647,618	(23,853,630)	185,784,660

Net increase (decrease) in net assets resulting from operations	(30,263,846)	49,175,029	281,291,224	845,799,885

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income:
Institutional	(48,491,364)	(39,635,113)	(440,682,863)	(459,076,208)
Investor A	(6,161,065)	(3,952,259)	(188,125,567)	(191,502,078)
Investor C	(1,701,651)	(1,564,995)	(78,965,408)	(99,219,355)
Class K	(383,937)	(141,692)	(38,745,120)	(32,488,999)
From return of capital:
Institutional	(6,714,276)	(3,227,255)	(10,474,751)	(8,245,123)
Investor A	(853,082)	(321,809)	(4,471,625)	(3,439,425)
Investor C	(235,616)	(127,428)	(1,876,958)	(1,782,004)
Class K	(53,161)	(11,538)	(920,947)	(583,510)

Decrease in net assets resulting from distributions to shareholders	(64,594,152)	(48,982,089)	(764,263,239)	(796,336,702)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	249,918,292	438,341,145	365,647,803	(16,998,511)

NET ASSETS
Total increase (decrease) in net assets	155,060,294	438,534,085	(117,324,212)	32,464,672
Beginning of year	1,029,280,646	590,746,561	16,625,967,433	16,593,502,761

End of year	$1,184,340,940	$1,029,280,646	$16,508,643,221	$16,625,967,433

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	127

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio

	Institutional

	Year Ended July 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.65	$9.77	$9.83	$9.31	$9.92

Net investment income (a)	0.53	0.59	0.63	0.56	0.60
Net realized and unrealized gain (loss)	(0.63)	(0.11)	(0.04)	0.54	(0.58)

Net increase (decrease) from investment operations	(0.10)	0.48	0.59	1.10	0.02

Distributions (b)
From net investment income	(0.46)	(0.55)	(0.63)	(0.58)	(0.63)
From net realized gain	—	—	(0.02)	—	—
From return of capital	(0.06)	(0.05)	—	—	—

Total distributions	(0.52)	(0.60)	(0.65)	(0.58)	(0.63)

Net asset value, end of year	$9.03	$9.65	$9.77	$9.83	$9.31

Total Return (c)
Based on net asset value	(0.93)%	5.23%(d)	6.26%	12.39%	0.51%

Ratios to Average Net Assets (e)
Total expenses	0.80%	0.80%	0.90%	1.24%(f)	1.33%

Total expenses after fees waived and/or reimbursed	0.65%	0.65%	0.66%	0.79%	1.05%

Net investment income	5.79%	6.21%	6.45%	5.84%	6.61%

Supplemental Data
Net assets, end of year (000)	$828,901	$898,605	$498,892	$294,539	$163,634

Portfolio turnover rate (g)	94%	69%	75%	93%	112%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2020	2019	2018	2017	2016

Investments in underlying funds	0.06%	0.12%	0.12%	0.09%	0.14%

(f)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(g) Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,
	2020	2019	2018	2017	2016

Portfolio turnover rate (including equity-linked notes)	215%	180%	236%	227%	221%

See notes to financial statements.

128	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio

	Investor A

	Year Ended July 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.66	$9.77	$9.83	$9.31	$9.92

Net investment income (a)	0.51	0.56	0.61	0.53	0.58
Net realized and unrealized gain (loss)	(0.64)	(0.10)	(0.04)	0.55	(0.59)

Net increase (decrease) from investment operations	(0.13)	0.46	0.57	1.08	(0.01)

Distributions (b)
From net investment income	(0.44)	(0.52)	(0.61)	(0.56)	(0.60)
From net realized gain	—	—	(0.02)	—	—
From return of capital	(0.06)	(0.05)	—	—	—

Total distributions	(0.50)	(0.57)	(0.63)	(0.56)	(0.60)

Net asset value, end of year	$9.03	$9.66	$9.77	$9.83	$9.31

Total Return (c)
Based on net asset value	(1.28)%	5.08%(d)	5.99%	11.99%	0.26%

Ratios to Average Net Assets (e)
Total expenses	1.04%	1.05%	1.16%	1.47%(f)	1.57%

Total expenses after fees waived and/or reimbursed	0.90%	0.90%	0.92%	1.05%	1.30%

Net investment income	5.56%	5.94%	6.15%	5.65%	6.35%

Supplemental Data
Net assets, end of year (000)	$147,034	$91,064	$59,628	$38,770	$41,642

Portfolio turnover rate (g)	94%	69%	75%	93%	112%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2020	2019	2018	2017	2016

Investments in underlying funds	0.06%	0.12%	0.12%	0.09%	0.14%

(f)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(g) Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,
	2020	2019	2018	2017	2016

Portfolio turnover rate (including equity-linked notes)	215%	180%	236%	227%	221%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	129

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio

	Investor C

	Year Ended July 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$9.64	$9.76	$9.82	$9.30	$9.91

Net investment income (a)	0.44	0.49	0.53	0.46	0.51
Net realized and unrealized gain (loss)	(0.63)	(0.11)	(0.03)	0.55	(0.59)

Net increase (decrease) from investment operations	(0.19)	0.38	0.50	1.01	(0.08)

Distributions (b)
From net investment income	(0.37)	(0.45)	(0.54)	(0.49)	(0.53)
From net realized gain	—	—	(0.02)	—	—
From return of capital	(0.06)	(0.05)	—	—	—

Total distributions	(0.43)	(0.50)	(0.56)	(0.49)	(0.53)

Net asset value, end of year	$9.02	$9.64	$9.76	$9.82	$9.30

Total Return (c)
Based on net asset value	(1.91)%	4.19%(d)	5.21%	11.16%	(0.50)%

Ratios to Average Net Assets (e)
Total expenses	1.80%	1.80%	1.90%	2.25%(f)	2.32%

Total expenses after fees waived and/or reimbursed	1.65%	1.65%	1.66%	1.80%	2.05%

Net investment income	4.79%	5.25%	5.42%	4.88%	5.58%

Supplemental Data
Net assets, end of year (000)	$41,749	$36,992	$30,038	$24,638	$24,767

Portfolio turnover rate (g)	94%	69%	75%	93%	112%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2020	2019	2018	2017	2016

Investments in underlying funds	0.06%	0.12%	0.12%	0.09%	0.14%

(f)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(g) Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,
	2020	2019	2018	2017	2016

Portfolio turnover rate (including equity-linked notes)	215%	180%	236%	227%	221%

See notes to financial statements.

130	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Dynamic High Income Portfolio

	Class K

	Year Ended July 31,				Period from
	2020	2019	2018	2017	03/28/16 (a) to 07/31/16

Net asset value, beginning of period	$9.66	$9.78	$9.83	$9.31	$8.87

Net investment income (b)	0.46	0.59	0.66	0.56	0.22
Net realized and unrealized gain (loss)	(0.55)	(0.11)	(0.05)	0.55	0.44

Net increase (decrease) from investment operations	(0.09)	0.48	0.61	1.11	0.66

Distributions (c)
From net investment income	(0.47)	(0.55)	(0.64)	(0.59)	(0.22)
From net realized gain	—	—	(0.02)	—	—
From return of capital	(0.06)	(0.05)	—	—	—

Total distributions	(0.53)	(0.60)	(0.66)	(0.59)	(0.22)

Net asset value, end of period	$9.04	$9.66	$9.78	$9.83	$9.31

Total Return (d)
Based on net asset value	(0.87)%	5.28%(e)	6.42%	12.32%	7.47%(f)

Ratios to Average Net Assets (g)
Total expenses	0.82%	0.75%	0.85%	1.21%(h)	1.38%(i)

Total expenses after fees waived and/or reimbursed	0.60%	0.59%	0.61%	0.74%	1.00%(i)

Net investment income	5.05%	6.29%	6.78%	5.93%	7.19%(i)

Supplemental Data
Net assets, end of period (000)	$166,657	$2,619	$2,188	$278	$221

Portfolio turnover rate (j)	94%	69%	75%	93%	112%(k)

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Aggregate total return.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,				Period from
	2020	2019	2018	2017	03/28/16 (a) to 07/31/16

Investments in underlying funds	0.06%	0.12%	0.12%	0.09%	0.12%

(h) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(i)  Annualized.

(j)  Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,				Period from
	2020	2019	2018	2017	03/28/16 (a) to 07/31/16

Portfolio turnover rate (including equity-linked notes)	215%	180%	236%	227%	221%

(k)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	131

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio

	Institutional

	Year Ended July 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.85	$10.79	$11.06	$10.76	$11.05

Net investment income (a)	0.52	0.56	0.55	0.50	0.52
Net realized and unrealized gain (loss)	(0.24)	0.05	(0.25)	0.33	(0.26)

Net increase from investment operations	0.28	0.61	0.30	0.83	0.26

Distributions (b)
From net investment income	(0.50)	(0.54)	(0.57)	(0.53)	(0.55)
From return of capital	(0.01)	(0.01)	—	—	—

Total distributions	(0.51)	(0.55)	(0.57)	(0.53)	(0.55)

Net asset value, end of year	$10.62	$10.85	$10.79	$11.06	$10.76

Total Return (c)
Based on net asset value	2.66%	5.92%(d)	2.75%(d)	7.90%	2.49%

Ratios to Average Net Assets (e)
Total expenses	0.68%	0.66%	0.67%	0.68%	0.69%

Total expenses after fees waived and/or reimbursed	0.55%	0.55%	0.55%	0.55%	0.55%

Net investment income	4.88%	5.24%	5.04%	4.66%	4.92%

Supplemental Data
Net assets, end of year (000)	$9,311,984	$9,432,829	$9,354,503	$8,491,880	$5,902,428

Portfolio turnover rate (f)	86%	67%	61%	75%	82%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, assumes the reinvestment of distributions.

(d) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2020	2019	2018	2017	2016

Investments in underlying funds	0.02%	0.04%	0.03%	0.02%	0.04%

(f) Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:
	Year Ended July 31,
	2020	2019	2018	2017	2016

Portfolio turnover rate (including equity-linked notes)	148%	127%	140%	144%	142%

See notes to financial statements.

132	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio

	Investor A

	Year Ended July 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.84	$10.78	$11.04	$10.75	$11.04

Net investment income (a)	0.49	0.53	0.52	0.47	0.50
Net realized and unrealized gain (loss)	(0.24)	0.06	(0.24)	0.32	(0.27)

Net increase from investment operations	0.25	0.59	0.28	0.79	0.23

Distributions (b)
From net investment income	(0.47)	(0.52)	(0.54)	(0.50)	(0.52)
From return of capital	(0.01)	(0.01)	—	—	—

Total distributions	(0.48)	(0.53)	(0.54)	(0.50)	(0.52)

Net asset value, end of year	$10.61	$10.84	$10.78	$11.04	$10.75

Total Return (c)
Based on net asset value	2.41%	5.65%(d)	2.59%(d)	7.54%	2.24%

Ratios to Average Net Assets (e)
Total expenses	0.90%	0.90%	0.91%	0.92%	0.93%

Total expenses after fees waived and/or reimbursed	0.80%	0.80%	0.80%	0.80%	0.80%

Net investment income	4.64%	4.95%	4.79%	4.39%	4.67%

Supplemental Data
Net assets, end of year (000)	$4,521,699	$4,109,096	$4,064,777	$4,110,878	$4,231,260

Portfolio turnover rate (f)	86%	67%	61%	75%	82%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2020	2019	2018	2017	2016

Investments in underlying funds	0.02%	0.04%	0.03%	0.02%	0.04%

(f) Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:
	Year Ended July 31,
	2020	2019	2018	2017	2016

Portfolio turnover rate (including equity-linked notes)	148%	127%	140%	144%	142%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	133

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio

	Investor C

	Year Ended July 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$10.82	$10.77	$11.03	$10.73	$11.03

Net investment income (a)	0.41	0.45	0.44	0.39	0.41
Net realized and unrealized gain (loss)	(0.24)	0.05	(0.24)	0.33	(0.27)

Net increase from investment operations	0.17	0.50	0.20	0.72	0.14

Distributions (b)
From net investment income	(0.39)	(0.44)	(0.46)	(0.42)	(0.44)
From return of capital	(0.01)	(0.01)	—	—	—

Total distributions	(0.40)	(0.45)	(0.46)	(0.42)	(0.44)

Net asset value, end of year	$10.59	$10.82	$10.77	$11.03	$10.73

Total Return (c)
Based on net asset value	1.64%	4.77%(d)	1.83%(d)	6.85%	1.38%

Ratios to Average Net Assets (e)
Total expenses	1.68%	1.67%	1.67%	1.68%	1.69%

Total expenses after fees waived and/or reimbursed	1.55%	1.55%	1.55%	1.55%	1.55%

Net investment income	3.88%	4.24%	4.03%	3.65%	3.92%

Supplemental Data
Net assets, end of year (000)	$1,757,991	$2,323,407	$2,651,775	$3,006,721	$3,248,999

Portfolio turnover rate (f)	86%	67%	61%	75%	82%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(d) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(e) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,
	2020	2019	2018	2017	2016

Investments in underlying funds	0.02%	0.04%	0.03%	0.02%	0.04%

(f) Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:
	Year Ended July 31,
	2020	2019	2018	2017	2016

Portfolio turnover rate (including equity-linked notes)	148%	127%	140%	144%	142%

See notes to financial statements.

134	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Multi-Asset Income Portfolio

	Class K

	Year Ended July 31,			Period from
	2020	2019	2018	02/03/17 (a) to 07/31/17

Net asset value, beginning of period	$10.84	$10.79	$11.05	$10.80

Net investment income (b)	0.52	0.56	0.58	0.25
Net realized and unrealized gain (loss)	(0.24)	0.05	(0.27)	0.25

Net increase from investment operations	0.28	0.61	0.31	0.50

Distributions (c)
From net investment income	(0.50)	(0.55)	(0.57)	(0.25)
From return of capital	(0.01)	(0.01)	—	—

Total distributions	(0.51)	(0.56)	(0.57)	(0.25)

Net asset value, end of period	$10.61	$10.84	$10.79	$11.05

Total Return (d)
Based on net asset value	2.71%	5.87%(e)	2.90%(e)	4.66%(f)

Ratios to Average Net Assets (g)
Total expenses	0.60%	0.60%	0.60%	0.60%(h)

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50%	0.50%(h)

Net investment income	4.93%	5.28%	5.37%	4.65%(h)

Supplemental Data
Net assets, end of period (000)	$916,969	$760,635	$522,448	$35,919

Portfolio turnover rate (i)	86%	67%	61%	75%(j)

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c)  Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Where applicable, assumes the reinvestment of distributions.

(e) Includes payment received from an affiliate, which had no impact on the Fund’s total return.

(f)  Aggregate total return.

(g) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended July 31,			Period from
	2020	2019	2018	02/03/17 (a) to 07/31/17

Investments in underlying funds	0.02%	0.04%	0.03%	0.02%

(h) Annualized. (i) Excludes equity-linked notes. Additional information regarding portfolio turnover rate is as follows:

	Year Ended July 31,			Period from
	2020	2019	2018	02/03/17 (a) to 07/31/17

Portfolio turnover rate (including equity-linked notes)	148%	127%	140%	144%

(j)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	135

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Dynamic High Income Portfolio	Dynamic High Income	Diversified
BlackRock Multi-Asset Income Portfolio	Multi-Asset Income	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by each Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

136	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended July 31, 2020. The adjusted cost basis of securities at July 31, 2019, if applicable, are as follows:

Dynamic High Income	$ 1,083,265,827
Multi-Asset Income	16,650,125,125

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long

NOTES TO FINANCIAL STATEMENTS	137

Notes to Financial Statements   (continued)

positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•

Equity-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial

138	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of July 31, 2020, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or the Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of the Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

NOTES TO FINANCIAL STATEMENTS	139

Notes to Financial Statements   (continued)

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Dynamic High Income

Intelsat Jackson Holdings SA, Term Loan	$12,984	$12,985	$13,202	$217
MED ParentCo LP, Delayed Draw Term Loan	15,981	15,949	14,441	(1,508)
Neiman Marcus Group Ltd. LLC, Term Loan	9,190	9,190	9,380	190
Pathway Vet Alliance LLC, Term Loan	5,351	5,217	5,241	24

140	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Multi-Asset Income

Aligned Energy LLC, Term Loan	$5,474,783	$5,433,722	$5,337,913	$(95,809)
Eyecare Partners LLC, Term Loan	549,717	549,030	502,650	(46,380)
Houston Center, Term Loan	9,437,305	9,437,305	9,437,305	–
Intelsat Jackson Holdings SA, Term Loan	247,040	247,041	251,159	4,118
MED ParentCo LP, Delayed Draw Term Loan	125,530	124,300	113,425	(10,875)
Neiman Marcus Group Ltd. LLC, Term Loan	56,585	56,585	57,753	1,168
Park Avenue Tower, Term Loan	1,004,357	1,004,357	997,729	(6,628)
Pathway Vet Alliance LLC, Term Loan	119,708	116,715	117,239	524

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks and investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Dynamic High Income
TD Prime Services LLC	$1,057,265	$(1,057,265)	$—

Multi-Asset Income
Credit Suisse Securities (USA) LLC	234,926	(234,926)	—
Goldman Sachs & Co.	1,008,462	(1,003,281)	5,181
JP Morgan Securities LLC	154,140	(154,140)	—

	$1,397,528	$(1,392,347)	$5,181

(a)

Collateral received in excess of the market value of securities on loan is not presented in these tables. The total cash collateral received by each Fund is disclosed in the Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2020. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

NOTES TO FINANCIAL STATEMENTS	141

Notes to Financial Statements   (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap,

142	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker a variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

NOTES TO FINANCIAL STATEMENTS	143

Notes to Financial Statements   (continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, Dynamic High Income pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of Dynamic High Income’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56
$3 Billion - $5 Billion	0.54
$5 Billion - $10 Billion	0.52
Greater than $10 Billion	0.51

For such services, Multi-Asset Income pays the Manager a monthly fee, based on the average daily net assets that are attributable to Multi-Asset Income’s direct investments in fixed-income and equity securities and instruments, including exchange-traded funds (“ETFs”) advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.600%
$1 Billion - $2 Billion	0.550
$2 Billion - $3 Billion	0.525
Greater than $3 Billion	0.500

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Asset Management North Asia Limited (“BNA”), BlackRock (Singapore) Limited (“BRS”) and BlackRock International Limited (“BIL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BNA, BRS and BIL for services they provide for that portion of each Fund for which BNA, BRS and BIL, respectively, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended July 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Total
Dynamic High Income	$324,194	$414,317	$738,511
Multi-Asset Income	10,690,779	21,457,939	32,148,718

144	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400
$1 Billion - $2 Billion	0.0375
$2 Billion - $4 Billion	0.0350
$4 Billion - $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended July 31, 2020, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$194,640	$25,908	$8,277	$1,774	$230,599
Multi-Asset Income	1,893,249	854,236	428,620	164,654	3,340,759

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2020, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Total
Multi-Asset Income	$31,770	$2,130	$1	$33,901

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended July 31, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$1,491	$546	$177	$42	$2,256
Multi-Asset Income	10,064	8,393	1,225	1,893	21,575

For the year ended July 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$776,456	$87,066	$30,833	$349	$894,704
Multi-Asset Income	7,251,732	2,358,721	1,632,099	52,781	11,295,333

Other Fees: For the year ended July 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Dynamic High Income	$17,475
Multi-Asset Income	256,975

For the year ended July 31, 2020, affiliates received CDSCs as follows:

	Investor A	Investor C
Dynamic High Income	$41,523	$11,714
Multi-Asset Income	512,958	153,891

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. Prior to November 27, 2019, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2020, the amounts waived were as follows:

Dynamic High Income	$57,092
Multi-Asset Income	529,575

NOTES TO FINANCIAL STATEMENTS	145

Notes to Financial Statements  (continued)

With respect to Dynamic High Income, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated ETFs that have a contractual management fee through November 30, 2020. With respect to Multi-Asset Income, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income ETFs that have a contractual management fee through November 30, 2020. The contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2020, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Dynamic High Income	$593,213
Multi-Asset Income	4,582,038

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K
Dynamic High Income	0.65%	0.90%	1.65%	0.60%
Multi-Asset Income	0.55	0.80	1.55	0.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2020, the amounts waived and/or reimbursed were as follows:

Dynamic High Income	$547,096
Multi-Asset Income	7,979,646

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended July 31, 2020, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$193,000	$24,704	$8,192	$1,718	$227,614
Multi-Asset Income	1,892,789	852,867	428,517	164,614	3,338,787

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Investor A	Investor C	Class K	Total
Dynamic High Income	$261,344	$18,441	$9,358	$288	$289,431
Multi-Asset Income	2,538,285	225,773	593,783	52,781	3,410,622

With respect to Multi-Asset Income, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. Effective March 1, 2020, the Board approved the termination of these contractual expense limitations. The expense limitations as a percentage of average daily net assets were as follows:

	Institutional	Investor A	Investor C	Class K
Multi-Asset Income	1.55%	1.80%	2.55%	1.50%

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective November 3, 2021 with respect to Dynamic High Income and December 1, 2019 with respect to Multi-Asset Income, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be/was terminated.

146	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of July 31, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2021	2022
Dynamic High Income
Fund Level	$29,232	$547,096
Institutional	129,791	454,344
Investor A	15,301	43,145
Investor C	5,670	17,550
Class K	389	2,006

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 1, 2019 for Multi-Asset Income and July 31, 2020 for Dynamic High Income:

	Dynamic High Income	Multi-Asset Income
Fund Level	$543,010	$17,717,478
Institutional	129,737	9,060,638
Investor A	20,150	2,909,099
Investor C	7,798	2,731,910
Class K	433	312,589

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended July 31, 2020, each Fund paid BIM the following amounts for securities lending agent services:

Dynamic High Income	$9,349
Multi-Asset Income	125,935

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Dynamic High Income is currently permitted to borrow and lend, and Multi-Asset Income is currently permitted to borrow, under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	147

Notes to Financial Statements  (continued)

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Dynamic High Income	$2,394,682	$16,089,232	$114,725
Multi-Asset Income	350,535,664	448,676,949	(4,868,846)

7.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, excluding short-term securities and equity-linked notes, were as follows:

	Dynamic High Income	Multi-Asset Income
Purchases
Non-U.S. Government Securities	$946,826,723	$12,185,222,104
U.S. Government Securities	—	11,589,541

	$946,826,723	$12,196,811,645

Sales
Non-U.S. Government Securities	$790,397,515	$12,136,153,133
U.S. Government Securities	—	9,447,723

	$790,397,515	$12,145,600,856

For the year ended July 31, 2020, purchases and sales related to equity-linked notes were as follows:

	Dynamic High Income	Multi-Asset Income
Purchases	$1,582,778,212	$11,870,842,741
Sales	1,549,354,167	11,541,130,344

8. INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2020. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

	Dynamic High Income	Multi-Asset Income
Paid-in capital	$(14)	$(96,283)
Accumulated earnings (loss)	14	96,283

The tax character of distributions paid was as follows:

	Ordinary Income	Return of Capital	Total
Dynamic High Income
07/31/20	$56,738,017	$7,856,135	$64,594,152
07/31/19	45,294,059	3,688,030	48,982,089
Multi-Asset Income
07/31/20	746,518,958	17,744,281	764,263,239
07/31/19	782,286,640	14,050,062	796,336,702

148	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated earnings (loss) were as follows:

	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Qualified Late-year Losses (c)	Total
Dynamic High Income	$(87,696,016)	$1,275,512	$—	$(86,420,504)
Multi-Asset Income	(1,272,835,546)	433,763,849	(7,198,543)	(846,270,240)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the timing and recognition of partnership income, amortization methods for premiums and discounts on fixed income securities, the timing of distributions, the accounting for swap agreements, securities in default, the classification of investments and dividend income recognized for tax purposes.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Dynamic High Income	Multi-Asset Income
Tax cost	$1,218,383,448	$16,320,014,699

Gross unrealized appreciation	$41,662,057	$924,482,985
Gross unrealized depreciation	(40,202,946)	(465,643,697)

Net unrealized appreciation (depreciation)	$1,459,111	$458,839,288

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable

NOTES TO FINANCIAL STATEMENTS	149

Notes to Financial Statements   (continued)

inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Dynamic High Income invested a significant portion of its assets in securities in the Financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”) or are unrated, which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/20		Year Ended 07/31/19

	Shares	Amount	Shares	Amount

Dynamic High Income
Institutional
Shares sold	62,046,340	$571,339,215	64,751,096	$609,632,132
Shares issued in reinvestment of distributions	5,244,640	47,960,003	3,802,957	35,816,414
Shares redeemed	(68,610,704)	(609,456,172)	(26,509,936)	(246,477,279)

Net increase (decrease)	(1,319,724)	$9,843,046	42,044,117	$398,971,267

150	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

	Year Ended 07/31/20		Year Ended 07/31/19

	Shares	Amount	Shares	Amount

Investor A
Shares sold and automatic conversion of shares	11,693,685	$109,497,197	6,157,180	$57,891,059
Shares issued in reinvestment of distributions	684,682	6,206,556	390,989	3,680,947
Shares redeemed	(5,534,332)	(48,758,754)	(3,217,698)	(29,871,265)

Net increase	6,844,035	$66,944,999	3,330,471	$31,700,741

Investor C
Shares sold	2,174,909	$20,499,645	2,098,005	$19,620,487
Shares issued in reinvestment of distributions	190,564	1,750,753	159,377	1,497,807
Shares redeemed and automatic conversion of shares	(1,574,089)	(14,077,238)	(1,498,586)	(13,875,679)

Net increase	791,384	$8,173,160	758,796	$7,242,615

Class K
Shares sold	18,454,613	$167,405,220	83,953	$777,240
Shares issued in reinvestment of distributions	47,057	424,865	14,817	139,643
Shares redeemed	(328,254)	(2,872,998)	(51,409)	(490,361)

Net increase	18,173,416	$164,957,087	47,361	$426,522

Total Net Increase	24,489,111	$249,918,292	46,180,745	$438,341,145

Multi-Asset Income

Institutional
Shares sold	308,049,185	$3,276,812,799	280,214,527	$2,975,923,232
Shares issued in reinvestment of distributions	38,222,380	403,909,779	39,333,917	418,122,681
Shares redeemed	(338,734,746)	(3,514,330,216)	(316,654,017)	(3,340,939,034)

Net increase	7,536,819	$166,392,362	2,894,427	$53,106,879

Investor A
Shares sold and automatic conversion of shares	161,163,576	$1,714,664,439	109,624,837	$1,165,254,396
Shares issued in reinvestment of distributions	17,397,288	183,578,175	17,495,529	185,763,119
Shares redeemed	(131,412,569)	(1,369,036,009)	(124,917,043)	(1,319,030,674)

Net increase	47,148,295	$529,206,605	2,203,323	$31,986,841

Investor C
Shares sold	23,053,989	$246,375,223	22,749,977	$240,941,185
Shares issued in reinvestment of distributions	7,080,706	74,678,926	8,838,819	93,712,085
Shares redeemed and automatic conversion of shares	(78,833,657)	(829,388,468)	(63,163,035)	(667,041,021)

Net decrease	(48,698,962)	$(508,334,319)	(31,574,239)	$(332,387,751)

Class K
Shares sold	28,563,017	$305,161,271	27,755,718	$294,228,482
Shares issued in reinvestment of distributions	3,723,451	39,280,405	3,086,325	32,818,002
Shares redeemed	(16,031,738)	(166,058,521)	(9,115,243)	(96,750,964)

Net increase	16,254,730	$178,383,155	21,726,800	$230,295,520

Total Net Increase (Decrease)	22,240,882	$365,647,803	(4,749,689)	$(16,998,511)

As of July 31, 2020, BlackRock HoldCo 2, Inc., an affiliate of the Funds, owned 22,548 Class K Shares of Dynamic High Income.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	151

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds II and Shareholders of BlackRock Dynamic High Income Portfolio and BlackRock Multi-Asset Income Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Dynamic High Income Portfolio and BlackRock Multi-Asset Income Portfolio (two of the funds constituting BlackRock Funds II, hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein ended on or after July 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2020 and each of the financial highlights for each of the periods indicated therein ended on or after July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

The financial statements as of and for the year ended July 31, 2016 and the financial highlights for each of the years or periods ended on or prior to July 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 26, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

152	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended July 31, 2020 that qualified for the dividends-received deduction were as follows:

Fund	Dividends-Received Deduction

BlackRock Dynamic High Income Portfolio	6.70%
BlackRock Multi-Asset Income Portfolio	8.29%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2020:

Fund	Qualified Dividend Income

BlackRock Dynamic High Income Portfolio	$8,298,434
BlackRock Multi-Asset Income Portfolio	161,479,228

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2020:

Fund	Qualified Business Income

BlackRock Dynamic High Income Portfolio	$598,151
BlackRock Multi-Asset Income Portfolio	6,166,010

For the fiscal year ended July 31, 2020, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund	Interest-Related Dividends

BlackRock Dynamic High Income Portfolio	$16,378,997
BlackRock Multi-Asset Income Portfolio	318,650,597

The Funds hereby designate the following amount of distributions from direct federal obligation interest for the fiscal year ended July 31, 2020:

Fund	Federal Obligation Interest

BlackRock Dynamic High Income Portfolio	$448,676
BlackRock Multi-Asset Income Portfolio	5,096,174

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

IMPORTANT TAX INFORMATION	153

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Dynamic High Income Portfolio (“Dynamic High Income Portfolio”) and BlackRock Multi-Asset Income Portfolio (the “Multi-Asset Income Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreements between the Manager and (a) BlackRock (Singapore) Limited (“BSL”) with respect to Dynamic High Income Portfolio (the “BSL Dynamic High Income Sub-Advisory Agreement”); (b) BlackRock Asset Management North Asia Limited (“BNA”) with respect to Dynamic High Income Portfolio (the “BNA Dynamic High Income Sub-Advisory Agreement”); (c) BlackRock International Limited (“BIL” and together with BNA and BSL, the “Sub-Advisors”) with respect to Dynamic High Income Portfolio (the “BIL Dynamic High Income Sub-Advisory Agreement”); (d) BSL with respect to Multi-Asset Income Portfolio (the “BSL Multi-Asset Income Sub-Advisory Agreement” and together with the BSL Dynamic High Income Sub-Advisory Agreement, the “BSL Sub-Advisory Agreements”); (e) BNA with respect to Multi-Asset Income Portfolio (the “BNA Multi-Asset Income Sub-Advisory Agreement” and together with the BNA Dynamic High Income Sub-Advisory Agreement, the “BNA Sub-Advisory Agreements”); and (f) BIL with respect to Multi-Asset Income Portfolio (the “BIL Multi-Asset Income Sub-Advisory Agreement” and together with the BIL Dynamic High Income Sub-Advisory Agreement, the “BIL Sub-Advisory Agreements”). The BNA Sub-Advisory Agreements, the BSL Sub-Advisory Agreements and the BIL Sub-Advisory Agreements are collectively referred to herein as the “Sub-Advisory Agreements.” The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) with respect to each Fund, investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds;

154	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

(g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of each Fund’s portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, Dynamic High Income Portfolio ranked in first, second and first quartiles, respectively, against its Performance Peers.

The Board noted that for each of the one-, three- and five-year periods reported, Multi-Asset Income Portfolio ranked in the third quartile against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods. The Board also reviewed and considered the Fund’s performance relative to certain volatility metrics. The Board noted that BlackRock believes that performance relative to the volatility metrics are also appropriate performance metrics for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	155

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Dynamic High Income Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board noted that Multi-Asset Income Portfolio’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the pertinent Fund increases above certain contractually specified levels. The Board noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, (ii) the BNA Sub-Advisory Agreements between the Manager and BNA with respect to the pertinent Fund, (iii) the BSL Sub-Advisory Agreements between the Manager and BSL with respect to the pertinent Fund, and (iv) the BIL Sub-Advisory Agreements between the Manager and BIL with respect to the pertinent Fund, each for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board,

156	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	157

Trustee and Officer Information

Independent Trustees (a)
Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During the Past Five Years
Mark Stalnecker 1951	Chair of the Board and Trustee (Since 2019)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	36 RICs consisting of 155 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	36 RICs consisting of 155 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2019)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	36 RICs consisting of 155 Portfolios	None
Collette Chilton 1958	Trustee (Since 2019)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	36 RICs consisting of 155 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2019)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	36 RICs consisting of 155 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/ Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	36 RICs consisting of 155 Portfolios	None
Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	36 RICs consisting of 155 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)
Cynthia A. Montgomery 1952	Trustee (Since 2019)	Professor, Harvard Business School since 1989.	36 RICs consisting of 155 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

158	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During the Past Five Years
Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	36 RICs consisting of 155 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2019)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	36 RICs consisting of 155 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2019)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 155 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2019)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	36 RICs consisting of 155 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	159

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During the Past Five Years
Robert Fairbairn 1965	Trustee (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	122 RICs consisting of 265 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	123 RICs consisting of 266 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the 1940 Act, serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. In addition, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Susan J. Carter, 2016; Collette Chilton, 2015; Neil A. Cotty, 2016; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Mark Stalnecker, 2015; Kenneth L. Urish, 1999; Claire A. Walton, 2016.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

160	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock (Singapore) Limited

079912 Singapore

BlackRock Asset Management North Asia Limited

Hong Kong

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	161

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

162	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information   (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	163

Glossary of Terms Used in this Report

Currency

CNY	Chinese Yuan

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

THB	Thai Baht

USD	United States Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

CDI	Crest Depository Interests

CLO	Collateralized Loan Obligation

CSMC	Credit Suisse Mortgage Capital

CVR	Contingent Value Rights

DAC	Designated Activity Company

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FDR	Fiduciary Depositary Receipt

GDR	Global Depositary Receipts

LIBOR	London Interbank Offered Rate

LIMEAN	London Interbank Mean Rate

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depository Receipts

OTC	Over-the-counter

PCL	Public Company Limited

PIK	Payment-In-Kind

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

164	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com     |     800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DHIMAIP-7/20-AR

Item 2 –	Code of Ethics — The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty
Henry R. Keizer
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Dynamic High Income Portfolio	$50,300	$48,300	$0	$0	$0	$0	$0	$0
BlackRock Multi-Asset Income Portfolio	$71,700	$71,700	$0	$0	$0	$0	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Dynamic High Income Portfolio	$0	$0
BlackRock Multi-Asset Income Portfolio	$0	$0

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: October 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: October 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: October 2, 2020